                                 ANNUAL REPORT

                               DECEMBER 31, 1997






                                  [KENT LOGO]

                                 THE KENT FUNDS





THE KENT GROWTH AND INCOME FUND
THE KENT SMALL COMPANY GROWTH FUND
THE KENT INTERNATIONAL GROWTH FUND
THE KENT INDEX EQUITY FUND
THE KENT SHORT TERM BOND FUND
THE KENT INTERMEDIATE BOND FUND
THE KENT INCOME FUND
THE KENT LIMITED TERM TAX-FREE FUND
THE KENT INTERMEDIATE TAX-FREE FUND
THE KENT TAX-FREE INCOME FUND
THE KENT MICHIGAN MUNICIPAL BOND FUND
THE KENT MONEY MARKET FUND
THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND
THE KENT GOVERNMENT MONEY MARKET FUND

                                                         MESSAGE TO SHAREHOLDERS


Dear Kent Funds Shareholder:

     I am pleased to present the annual report of The Kent Funds for the year ended December 31, 1997. Again this year, we are including our Economic Outlook, which discusses our view of the U.S. and global economies. Our Report also includes a Portfolio Review of each Kent Fund. In these Reviews our managers describe each Fund's investment strategy and positioning for the coming months. We hope you take the time to read through this material to become more familiar with our investment style and, perhaps, to discover additional Kent Funds that may have a place in your investment portfolio.

     Last year marked several important changes and significant growth for The Kent Funds. In May, the Funds became no-load, making it more cost effective and efficient than ever for our clients to invest with us. In June, we introduced the Kent Government Money Market Fund to provide another alternative for management of our client's cash portfolios. Response from investors has been very favorable. Today, the Kent Government Money Market Fund's assets exceed $100 million. Since January 1997, the assets of the Kent Funds have grown by over $1.2 billion and, on February 23, 1998, The Kent Funds exceeded $5.5 billion for the first time.

     To assist investors further, the Kent Funds investment advisor, Old Kent Bank, through its Lyon Street Asset Management Company subsidiary, recently introduced a new asset management program called, MoneyWise. The MoneyWise uses investment portfolios made up of Kent Funds and other strategically selected funds designed to match your personal investment objectives and tolerance for risk. MoneyWise assists investors in selecting an appropriate combination of funds and then maintains that portfolio over time. If you are interested in learning more about MoneyWise, please contact your Old Kent Bank representative or call 1-800-462-4636.

     We are planning many exciting innovations for the Kent Funds in 1998 -- all of which will make it easier for you to invest with us. We will keep you informed as these new features are put in place.

     Should you have questions regarding your investment, please contact your Old Kent Financial Consultant or call 1-800-633-KENT (1-800-633-5368) to speak with a Kent Funds shareholder services representative.

     Thank you again for choosing The Kent Funds.

Very truly yours,


/s/ James F. Duca, II

James F. Duca, II
President
February 28, 1998



                               INVESTMENT ADVISER

                                  Old Kent Bank
                              One Vandenberg Center
                             Grand Rapids, MI 49503

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD KENT BANK OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS AND OTHER FACTORS, SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO SUSTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

This report is submitted for the general information of shareholders of The Kent Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for the funds, which contains more information concerning the funds' investment policies as well as fees and expenses and other pertinent information. Please read the prospectus carefully before investing. The distributor for the Kent Funds is BISYS Fund Services.

The performance indices used for comparison in this report are unmanaged indices. Unlike actual mutual fund performance, the performance of an index does not reflect any management fees, other expenses or sales charges. A direct investment in the unmanaged index is not possible.

ECONOMIC OUTLOOK


REAL ECONOMIC ACTIVITY

Best Showing for the Economy in Nine Years.

      The acceleration in the economy's growth rate during the fourth quarter capped off a year of strong growth and certainly provides the material for a series of strong economy comments. Digging into the report on the economy's performance, however, paints a picture of an economy considerably softer than the 4.3 percent gain in Real Gross Domestic Product last quarter would suggest.

      First, we offer the strong economy observations. The 3.8 percent gain in economic activity for 1997 was the fastest pace in nine years. The economy grew at an identical rate in 1988 after the Federal Reserve was stimulating the economy to cushion the impact of the 1987 stock market crash. The economy's growth rate hasn't been stronger since 1984, when the Reagan administration tax cuts helped produce a seven percent increase in output. A truly remarkable feature of the economy's performance last year is that it was the strongest annual gain over the six calendar years of the current business expansion. This is an unprecedented event for a peacetime expansion, which typically experiences its sharpest gains early on as it emerges from the preceding recession.

                            REAL ECONOMIC ACTIVITY*

                                                        4Q 1997*          1997
                                                        --------          ----
Gross Domestic Product                                     4.3%            3.8%
Personal Consumption Expenditures                          3.2%            3.3%
Business Capital Spending                                 -3.6%            9.7%
Domestic Private Final Sales                               2.6%            4.1%

*     Annualized

**    Source: U.S. Commerce Department


      The economy was led last year by a technology-driven business capital spending boom. Producers' durable equipment spending grew 12.2 percent, its strongest gain in thirteen years. The high-technology component of equipment spending roared ahead 20.6 percent. The surging demand for computers, telecommunications equipment and other forms of information technology has not only been a driving force in the economy over the past year, but also over the course of the current business expansion. In fact, 1997 marked the third consecutive year that expenditures on high-technology equipment grew at a rate in excess of twenty percent. Consumer spending, spurred on by a wealth effect arising out of the sharp rise in common stock prices, gained 3.3 percent. This matched its best performance during the current expansion since 1994 and marked the sharpest rise in consumer spending since 1988.


                               CONSUMER SPENDING*
                               FOURTH QUARTER 1997

                                  4Q 1997
                                  -------
Durable Goods                       2.6%
Motor Vehicles                     -4.4%
Furniture                           6.5%
Nondurable Goods                   -0.4%
Food                               -1.3%
Apparel                            -1.0%
Services                            5.1%

*     Annualized

**    Source: U.S. Commerce Department



      The dynamics behind the economy's growth rate during the fourth quarter were quite a bit different than for 1997 as a whole, however, and portend a coming slowdown. While real GDP grew at a 4.3 percent rate, our measure of domestic private final sales (the sum of consumer spending, business capital spending and housing) rose at a much more moderate pace of 2.6 percent. What explains the principal differences? First, a pickup in business inventories added 0.7 percent to the economy's growth rate. This pace of inventory building was necessary last year to keep up with the strong pace of consumer demand. The need for even higher levels of inventory building should not be evident this year due, to an expected slowdown in demand for domestically produced goods as one of the fallouts from the recent events in Southeast Asia.

      Another major source of strength last quarter was a sharp improvement in our foreign trade balance. Exports rose at a healthy 11.3 percent rate, while imports rose only 1.3 percent. Taken together, this resulted in a

                                                                ECONOMIC OUTLOOK

$22.8 billion improvement in net exports, which contributed 1.3 percent to the economy's fourth quarter growth rate. Our expectation is that foreign trade will be a major source of weakness for the economy in 1998, another fallout of the financial crises in Southeast Asia.


                           BUSINESS CAPITAL SPENDING*
                              FOURTH QUARTER 1997

                                                        4Q 1997
                                                        -------
Producers' Durable Equipment                              -3.9%
High Technology Equipment                                  2.0%
Computers                                                 10.5%
Industrial Equipment                                      -1.6%
Transportation Equipment                                 -10.0%

*     Annualized

**    Source: U.S. Commerce Department


      Additionally, consumer spending showed some signs of stress, as outlays for nondurable goods, particularly food and apparel, fell at a 0.4 percent rate and business capital spending declined at a 3.6 percent rate, its first drop since the fourth quarter of 1991. While outlays for high-technology equipment rose for the twenty-seventh consecutive quarter (though barely at 2.0 percent), industrial equipment spending fell. This well could have been the first sign of the coming slowdown in the economy emanating from Southeast Asia.

The Asian Impact.

      The financial market and economic crises in Southeast Asia have emerged as the key events that will shape the outlook for the economy in 1998. While there is little debate over the directional impact these crises will have on economic growth and inflation, the extent of the economic fallout on the U.S. economy is certainly open to question. In evaluating the impact of the developments in Southeast Asia, keep in mind that there are a number of ways that their impact is transmitted to our economy:

      - Domestic demand for U.S. manufactured goods could fall as the devaluation of Asian currencies lowers the dollar cost of goods imported from that region of the world. Additionally, demand for U.S. exports will weaken due to the corresponding rise in their price in the Asian currencies and from the virtual implosion of several of the Southeast Asian economies. The net effect will be a rather significant widening of our foreign trade deficit, which we believe will reduce domestic growth between a half to a full percent this year. An indirect effect via reduced business capital spending plans could also reduce growth by another half percent.

      - Economic growth may slow across the globe, and the resultant slower pace of final demand will serve to aggravate the extent of the worldwide excess capacity in many capital-intensive industries, such as steel, chemicals, oil refining, automobile and semiconductors. This excess capacity will exert deflationary influences through a number of distribution channels.

      - Commodity prices could remain under pressure from the generalized slowdown in worldwide economic growth, providing further downward pressure on U.S. inflation. Lower import prices will directly, and indirectly through competitive pressures, restrain domestic inflation.

      - Fears of the Federal Reserve tightening monetary policy any time soon have been greatly reduced due to the coming slowdown in economic growth and the acknowledgment that any further rise in the value of the U.S. dollar against the Asian currencies will only aggravate an already precarious situation.

      There are a number of positive elements that could balance the negative influences from Southeast Asia and may allow the U.S. economy to continue growing during 1998. Consumer spending is being supported by a 24-year low unemployment rate, very high consumer confidence readings, strong growth in real income and a rise in discretionary household income due to the recent surge in mortgage refinance activity. Housing is being supported by the drop in mortgage rates and the rise in the affordability index. While business capital spending on equipment is likely to slow from its breakneck pace of the past six years, the case for additional spending on high-technology equipment remains very compelling.

      We look for the economy's growth rate to moderate to a 2.5 percent pace this year, with growth somewhat below that pace during the first half of the year and somewhat above it during the second half of the year. The current economic expansion

ECONOMIC OUTLOOK


should easily make it through the full year, which would qualify it as the longest peacetime expansion on record.

INFLATION

Could Inflation Really Move Lower?

      The economy's inflation rate was extraordinarily tame last year despite the advanced age of the business expansion. In fact, the economy's inflation rate has never been this low at this point in an economic cycle. The Gross Domestic Product price index rose 2.0 percent during 1997, its smallest increase since 1965, and increased at a scant 1.5 percent rate during the fourth quarter. Reflecting a 3.9 percent decline in import prices last year, the Gross Domestic Purchases price index rose an even lower 1.7 percent for the year. Not to be outdone, the Consumer Price Index (CPI) gained 1.7 percent in 1997, and the core CPI (excluding the volatile food and energy components) rose only 2.2 percent, the slowest pace in 32 years.

      The strength in the U.S. dollar heightened competitive pressures on a global basis and worldwide excess capacity in many capital-intensive industries such as steel, chemicals, oil refining, automobiles, and semiconductors, caused the goods component of the CPI to rise a minuscule 0.2 percent. The first deflationary hints from Southeast Asia were probably evident in the decline in goods' prices during the fourth quarter. The somewhat more insulated nature of services industries led to a still low, but relatively larger gain in the services component of the CPI at 2.8 percent.

      Our positive long-run outlook for inflation has only been reinforced by the recent events in Southeast Asia. Import prices on Asian goods should be lower in 1998 due to the dramatic decline in value of a number of the Asian currencies versus the U.S. dollar late last year. Additionally, commodity prices have fallen still further and domestic producers should be facing even stiffer price competition from overseas. While the U.S. labor market is unquestionably tight and wage increases have begun to pickup, there is no evidence that higher labor costs are being passed through to consumers. Instead, businesses are being forced to innovate to achieve even higher productivity gains to maintain operating margins. Inflation should rise about 1.5 percent in 1998, with the strong likelihood that the prices of manufactured goods will actually decline, while services prices remain on a disinflationary trend.



                               INFLATION MEASURES

                                                         4Q 1997*             1997
                                                         --------             ----
Gross Domestic Purchases Price Index                       1.5%                1.7%
Consumer Price Index                                       1.6%                1.7%
CPI - Goods                                               -0.4%                0.2%
CPI - Services                                             2.8%                2.8%


*     Annualized

**    Source: U.S. Commerce Department


JOSEPH T. KEATING
Chief Investment Officer


**The information contained herein is based on U.S. Commerce Department data released January 30, 1998.

                                                               PORTFOLIO REVIEWS


THE KENT GROWTH AND INCOME FUND
BY ALLAN J. MEYERS
PORTFOLIO MANAGER


      A variety of factors affected stock prices during 1997. Surprisingly strong economic growth early in the year caused the Federal Reserve to raise short-term interest rates. But economic growth slowed during the rest of the year, and inflation remained low, fueling stock market gains. A large number of mergers, acquisitions and stock repurchases during the period also boosted demand for stocks, especially shares of large, well-established firms. Currency problems in Southeast Asia had a negative impact on U.S. stocks during the fourth quarter. Nonetheless, the S&P 500 Stock Index posted an unprecedented third consecutive year of 20% or greater gains.

      For the 12 months ended December 31, 1997, the Fund's Institutional and Investment shares had total returns of 24.14% and 23.89%, respectively. That compares with returns of 26.96% for the average of growth and income funds tracked by Lipper Analytical Services, and 33.36% for the S&P 500 Stock Index.

FAVORING LARGE FIRMS

      Shares of larger, growth-oriented companies outperformed small company stocks during the first half of the year. Smaller, value-oriented stocks briefly rallied during the third quarter, before Asia's economic problems caused risk-averse investors to shift their interest, once again, to larger firms.

      We increased our exposure to large, established companies in several sectors that have performed well, including technology, health-care and financial stocks. We increased the Fund's positions in General Electric (3.1% of the Fund's assets) and Coca-Cola (2.0%) and purchased shares of Microsoft (2.0%), Intel (1.5%) and Merck (1.8%). The Fund's largest holding, AT&T (2.4%), performed well throughout the year. We reduced our holdings in smaller companies across several sectors.

THE KENT GROWTH AND INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

Consumer                                                             Basic                           Computer &
Staples    Utilities   Conglomerates   Retail   Oil/Energy   Other   Materials   Medical   Finance   Technology
-------    ---------   -------------   ------   ----------   -----   ---------   -------   -------   ----------
12.2%      9.9%        4.7%            5.8%     9.2%         11.5%   4.4%        11.4%     17.0%     13.9%

Portfolio composition is subject to change.


AVOIDING ASIAN TROUBLES

      We continue to be concerned about how conditions in Asia will affect U.S. stocks. For example, we may see a slowdown in Asian demand for U.S. goods or an increase in exports from Asia, either of which could dampen domestic corporate profits. We continue to favor shares of large, well-established companies in sectors such as technology, pharmaceuticals, utilities and regional banks. In addition, the number of securities in the Fund's portfolio was increased to 273 companies from 193 during the fourth quarter, to provide additional diversification.

      Going forward we will continue to invest in companies with strong growth prospects, when their shares appear undervalued based on factors such as price/earnings and price/book ratio, while trying to maintain a dividend yield that is slightly higher than that of the S&P 500 Stock Index.

PORTFOLIO REVIEWS


THE KENT GROWTH AND INCOME FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                           INSTITUTIONAL  CLASS                  INVESTMENT CLASS
                           (inception: 11/2/92)                (inception: 12/1/92)
                           --------------------                --------------------
    One Year                     24.14%                               23.89%
 Three Years                     26.01%                               25.71%
  Five Years                     17.56%                               17.42%
Life of Fund                     17.84%                               17.23%


GROWTH OF $10,000 INVESTMENT COMPARISON WITH STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS

                THE KENT GROWTH AND
                INCOME FUND INSTITUTIONAL         STANDARD & POOR'S COMPOSITE
                CLASS SHARES                      INDEX OF 500 STOCKS
                -------------------               ---------------------------
11/2/92        $10,000                            $10,000
12/31/92        10,398                             10,472
12/31/93        11,610                             11,518
12/31/94        11,669                             11,669
12/31/95        15,743                             16,036
12/31/96        18,809                             19,737
12/31/97        23,351                             26,321


                THE KENT GROWTH
                AND INCOME FUND                  STANDARD & POOR'S
                INVESTMENT CLASS SHARES          COMPOSITE INDEX OF 500 STOCKS
                -----------------------          -----------------------------
12/1/92        $10,000                           $10,000
12/31/92        10,059                            10,131
12/31/93        11,247                            11,143
12/31/94        11,302                            11,288
12/31/95        15,213                            15,514
12/31/96        18,124                            19,093
12/31/97        22,454                            25,464



Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Standard & Poor's Composite Index of 500 Stocks is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

                                                               PORTFOLIO REVIEWS



THE KENT SMALL COMPANY GROWTH FUND
BY DAVID C. EDER
PORTFOLIO MANAGER



      Small-company stocks trailed shares of larger firms during 1997 but posted strong gains on an absolute basis. Our diversified, value-oriented approach helped the Fund when small-company shares rallied in the third quarter, and help reduce losses when small stocks were hurt due to the economic and financial market crises in Southeast Asia during the fourth quarter.

      As a result, the Kent Small Company Growth Fund performed very well compared to its benchmark. For the 12 months ended December 31, 1997, the Fund's Institutional and Investment shares returned 27.94% and 27.71%, respectively. The average of small company growth funds tracked by Lipper Analytical Services returned 15.10%, and the Russell 2000 Index of small-capitalization stocks returned 22.36% during the same period.

FINDING OPPORTUNITIES IN DIFFERENT SECTORS

      During the period, we found opportunities in several sectors and types of companies. In March, we increased the Fund's exposure to technology stocks from 7% of the portfolio to 17% after those shares' prices declined to very attractive levels. That helped the Fund's performance when technology stocks rallied during the second and third quarters. We also maintained a significant weighting in the finance sector, which saw a large number of mergers and acquisitions and performed very well.

      All told, 19 companies included in the Fund's portfolio for the entire year gained more than 100%. The Fund's strongest performer was NS Group (0.09% of the Fund's assets), a basic materials company that gained 280% during 1997. The Fund's average beta at the end of December was .95(1) compared to the Russell 2000 Index, indicating that the Fund was slightly less volatile than that benchmark.



THE KENT SMALL COMPANY GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

Oil/Energy                                       5.3%
Industrial Products                              7.6%
Utilities                                        6.8%
Other                                            9.6%
Retail                                           6.9%
Medical                                          5.8%
Basic Materials                                  7.7%
Computer & Technology                            16.3%
Construction                                     4.1%
Consumer Staples                                 4.8%
Consumer Discretionary                           6.9%
Finance                                          18.2%

Portfolio composition is subject to change.


THE OUTLOOK

      Many small-company stocks underperformed the shares of large, more established firms during the financial and economic crises emanating from Southeast Asia during the fourth quarter, even though profits of smaller firms are likely to be less affected by the events in that region of the world. As a result, valuations of small-company shares in many sectors -- particularly technology -- are very attractive now.

      We will take advantage of opportunities as they arise during the coming months, while maintaining the fund's value-oriented approach. That approach should help us to meet investors' long-term goals while avoiding unnecessary risks.




(1)Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The Standard & Poor's 500 Stock Index has a beta coefficient of 1. Any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

PORTFOLIO REVIEWS


THE KENT SMALL COMPANY GROWTH FUND+
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                         INSTITUTIONAL CLASS             INVESTMENT CLASS
                         (inception: 11/2/92)          (inception: 12/4/92)
                         --------------------          --------------------
    One Year                   27.94%                         27.71%
 Three Years                   23.71%                         23.40%
  Five Years                   17.21%                         17.02%
Life of Fund                   18.54%                         17.18%


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE RUSSELL 2000 INDEX


                KENT SMALL COMPANY GROWTH FUND
                INSTITUTIONAL CLASS SHARES                  RUSSELL 2000 INDEX
                --------------------------                  ------------------
11/2/92        $10,000                                      $10,000
12/31/92        10,885                                       11,140
12/31/93        12,729                                       13,246
12/31/94        12,722                                       13,005
12/31/95        15,745                                       16,704
12/31/96        18,825                                       19,466
12/31/97        24,085                                       23,819


                KENT SMALL COMPANY GROWTH FUND
                INVESTMENT CLASS SHARES                     RUSSELL 2000 INDEX
                -----------------------                     ------------------
12/4/92        $10,000                                      $10,000
12/31/92        10,197                                       10,348
12/31/93        11,915                                       12,304
12/31/94        11,906                                       12,080
12/31/95        14,702                                       15,516
12/31/96        17,518                                       18,081
12/31/97        22,372                                       22,124



+Small-Cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Russell 2000 Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 is widely regarded in the industry to accurately capture the universe of small-cap stocks. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT INTERNATIONAL GROWTH FUND
BY DAVID C. EDER
PORTFOLIO MANAGER



      Overseas markets performed well during the first three quarters of 1997. However, severe currency and economic problems throughout Southeast Asia caused stock prices there to plummet during the fourth quarter, effectively erasing Asian markets' gains for the year. The economic and financial market crises in Southeast Asia also adversely affected markets in Europe and Latin America.

      The Fund's Institutional and Investment Shares returned 2.54% and 2.25%, respectively, for the period. That compares to a 1.78% return for the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, an unmanaged index generally representative of foreign stocks. The average international fund tracked by Lipper Analytical Services posted a total return of 7.27%.

BETTER RETURNS IN EUROPE

     During the period, we overweighted Europe (59.4% of total assets in January, versus 56.6% of the EAFE Index). That strategy boosted the Fund's performance, as some European markets delivered strong gains. In particular, the Fund benefited from its investments in Switzerland (up 44.2%), Denmark (up 35.4%) and Italy (up 35.5%).

      The Fund underweighted the Pacific Rim (40.6% of total assets, versus 43.4% of the EAFE Index). Our relatively small exposure to the Pacific Rim helped the Fund avoid some of the worst losses in that region. For example, the Fund held only 1% of its total assets in Malaysian stocks, which declined 68.3% for the year.

     Overall, the Fund was able to outperform the EAFE Index without taking undue risk. The Fund's beta at the end of December was .98(1), indicating that the Fund was about 98% as volatile as its benchmark.



THE KENT INTERNATIONAL GROWTH FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

Germany                                                    11.9%
Other                                                      10.0%
United Kingdom                                             18.7%
Netherlands                                                3.5%
Italy                                                      4.9%
Switzerland                                                5.2%
France                                                     9.0%
Japan                                                      26.4%
Denmark                                                    2.4%
Australia                                                  2.9%
Spain                                                      2.7%
Hong Kong                                                  2.4%

Portfolio composition is subject to change.


LOOKING AHEAD

      Pacific Rim markets likely will remain volatile during the first half of 1998 as policymakers in that region of the world attempt to correct their economic problems. Meanwhile, we expect European economies to continue to grow at healthy rates, with European shares in demand among international investors who are wary of the Asian markets. Therefore, we will continue to invest the bulk of the Fund's assets in shares of European companies. At the same time, we will keep some exposure to Asian markets with an eye toward maintaining the Fund's diversification and eventually benefiting from the turnaround in that region of the world.



(1)Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The Standard & Poor's 500 Stock Index has a beta coefficient of 1. Any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

PORTFOLIO REVIEWS


THE KENT INTERNATIONAL GROWTH FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                           INSTITUTIONAL CLASS                INVESTMENT CLASS
                           (inception: 12/4/92)             (inception: 12/4/92)
                           --------------------             --------------------
    One Year                      2.54%                             2.25%
 Three Years                      7.06%                             6.80%
  Five Years                     11.05%                            10.80%
Life of Fund                     10.92%                            10.65%


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL PACIFIC INDEX

                                           MORGAN STANLEY CAPITAL
          KENT INTERNATIONAL GROWTH FUND,  INTERNATIONAL EUROPE, AUSTRALIA  MORGAN STANLEY CAPITAL      MORGAN STANLEY CAPITAL
          INSTITUTIONAL CLASS SHARES       AND FAR EAST INDEX               INTERNATIONAL EUROPE INDEX  INTERNATIONAL PACIFIC INDEX
          -------------------------------  -------------------------------  --------------------------  ---------------------------
12/4/92    $10,000                          $10,000                          $10,000                     $10,000
12/31/92    10,020                           10,054                           10,233                       9,887
12/31/93    13,045                           13,367                           13,282                      13,444
12/31/94    13,794                           14,444                           13,636                      15,195
12/31/95    15,591                           16,113                           16,653                      15,650
12/31/96    16,507                           17,138                           20,246                      14,335
12/31/97    16,926                           17,443                           25,063                      10,681


             KENT INTERNATIONAL GROWTH   MORGAN STANLEY CAPITAL            MORGAN STANLEY           MORGAN STANLEY CAPITAL
             FUND, INVESTMENT            INTERNATIONAL EUROPE, AUSTRALIA   CAPITAL INTERNATIONAL    INTERNATIONAL PACIFIC
             CLASS SHARES                AND FAR EAST INDEX                EUROPE INDEX             INDEX
             -------------------------   -------------------------------   ---------------------    ----------------------
12/4/92       $10,000                     $10,000                           $10,000                  $10,000
12/31/92       10,010                      10,054                            10,233                    9,887
12/31/93       13,006                      13,367                            13,282                   13,444
12/31/94       13,723                      14,444                            13,636                   15,195
12/31/95       15,487                      16,113                            16,653                   15,650
12/31/96       16,350                      17,138                            20,245                   14,335
12/31/97       16,719                      17,443                            25,063                   10,681



Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Morgan Stanley Capital International Europe, Australia and Far East Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The Morgan Stanley Capital International Europe Index and the Morgan Stanley Capital International Pacific Index are unmanaged indices of stocks in their respective regions. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capitals gain distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower. Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve certain risks and considerations in addition to those inherent with investing in U.S. companies, such as currency fluctuations and political instability.

                                                               PORTFOLIO REVIEWS



THE KENT INDEX EQUITY FUND
BY DAVID C. EDER
PORTFOLIO MANAGER



      Strong economic growth and continued low inflation helped boost the performance of the S&P 500 Stock Index and the Fund during the 12 months ended December 31, 1997. A large number of mergers, acquisitions and share repurchase programs also increased demand for stocks. Those gains were accompanied by volatility, however, particularly late in the year. In October, for example, financial market and economic problems in Southeast Asia caused stock prices to decline in the United States and elsewhere. Among other concerns, investors worried that Asian countries might try to rekindle their economies by selling exports at low prices, reducing demand for U.S. products.

      The Kent Index Equity Fund's Institutional and Investment shares posted total returns of 32.55% and 32.24%, respectively. That compares to a 27.70% return for the average of growth and income funds tracked by Lipper Analytical Services, and a 33.4% return for the S&P 500 Stock Index. During most of the period, investors favored shares of large, well-established firms that are leaders in their industries. As a result, the market's gains were led by a rather small number of stocks. Roughly 7.5% of the stocks that make up the S&P 500 accounted for 50% of that index's return in 1997, and a mere 21% of the S&P 500 stocks accounted for 75% of the index's return. That fact made it difficult for many actively managed diversified funds to compete with the index last year.

FUNDAMENTALS REMAIN POSITIVE FOR
COMMON STOCKS.

      Many factors have come together to drive the U.S. equity market higher over the past three years. Strong earnings growth, a decline in bond yields, heightened merger and acquisition activity, the shrinkage of the federal budget deficit, and widespread share repurchase programs are some of the drivers that have propelled common stock prices higher. We continue to believe, however, that the key underpinning behind the unprecedented rise in the equity market over the past three years is the low inflation foundation that exists in the economy.



THE KENT INDEX EQUITY FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

                              Computer &  Basic                                               Consumer       Consumer
Oil/Energy  Other  Utilities  Technology  Materials  Finance  Retail  Conglomerates  Medical  Discretionary  Staples
----------  -----  ---------  ----------  ---------  -------  ------  -------------  -------  -------------  -------
8.9%        8.1%   9.6%       13.8%       4.4%       17.1%    6.0%    4.7%           11.3%    3.9%           12.2%

Portfolio composition is subject to change.



LOOKING AHEAD

      Many investors likely will take a cautious approach in the months ahead, favoring U.S. stocks rather than overseas markets. We believe that the fundamentals behind U.S. stocks are such that they should continue to post gains over time. Additionally, we feel the likelihood of a severe decline in stock prices has a relatively low probability.

PORTFOLIO REVIEWS


THE KENT INDEX EQUITY FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                       INSTITUTIONAL CLASS            INVESTMENT CLASS
                       (inception: 11/2/92)        (inception: 11/25/92)
                       --------------------        ---------------------
    One Year                  32.55%                        32.24%
 Three Years                  30.17%                        29.84%
  Five Years                  19.41%                        19.19%
Life of Fund                  19.72%                        19.20%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS



                THE KENT INDEX EQUITY FUND               STANDARD & POOR'S COMPOSITE
                INSTITUTIONAL CLASS SHARES               INDEX OF 500 STOCKS
                --------------------------               -------------------
11/2/92         $10,000                                  $10,000
12/31/92         10,440                                   10,472
12/31/93         11,390                                   11,518
12/31/94         11,488                                   11,669
12/31/95         15,648                                   16,036
12/31/96         19,119                                   19,737
12/31/97         25,342                                   26,321


                THE KENT INDEX EQUITY FUND               STANDARD & POOR'S COMPOSITE
                INVESTMENT CLASS SHARES                  INDEX OF 500 STOCKS
                -------------------------------------    -------------------
11/25/92        $10,000                                  $10,000
12/31/92         10,185                                   10,131
12/31/93         11,111                                   11,143
12/31/94         11,194                                   11,288
12/31/95         15,199                                   15,514
12/31/96         18,531                                   19,093
12/31/97         24,505                                   25,464


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Standard & Poor's Composite Index of 500 Stocks is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total returns would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT SHORT TERM BOND FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER

     Bond yields rose through mid-April, due to fears of rising inflation brought on by rapid economic growth in the first quarter of 1997. Such fears prompted the Federal Reserve to increase short-term interest rates early in March. Yields generally fell after that as economic growth slowed to more moderate levels and inflation remained low. Severe economic problems in Southeast Asia also contributed to the decline in yields as investors worried that the turmoil in those markets would slow domestic economic growth. The yield on two-year Treasury notes fell from 5.94% to 5.65% during 1997.

     The Fund's Institutional and Investment Shares posted total returns of 6.42% and 6.26%, respectively. That compares to a 9.59% return for the Fund's benchmark, the Lehman Brothers 1-3-Year Government Bond Index, an unmanaged index generally representative of the short-term government bond market.

A FOCUS ON QUALITY

     Throughout much of the period, the Fund maintained an average maturity longer than that of its benchmark. We extended the Fund's average maturity from
2.5 years in January to around 2.7 years, when yields peaked in April. As yields declined to less attractive levels later in the year, we allowed the Fund's average maturity to fall to around 2.0 years, where it stood at the end of the period.

     We continued to hold a mix of government securities and high-quality corporate issues. The average credit rating of the Fund's portfolio remains high at AA2. We purchased select high-quality corporate issues in April and October, when corporate bonds' yield advantage over Treasury securities increased. That captured a high level of income without exposing shareholders to unnecessary credit risk. All told, we increased the Fund's allocation to corporate securities from 47% at the beginning of the year to 62% at the end.


THE KENT SHORT TERM BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

CORPORATE NOTES & BONDS          CASH EQUIVALENTS NET OTHER ASSETS & LIABILITIES        U.S. GOVERNMENT & AGENCY ISSUES
-----------------------          -----------------------------------------------        -------------------------------
61.8%                            4.4%                                                   33.8%

Portfolio composition is subject to change.


LOOKING AHEAD

     We expect bond yields to be relatively stable during the coming months. In that environment, we will continue to maintain a relatively long average maturity to lock in additional yield for shareholders. We also will continue to look for opportunities to purchase high-quality corporate securities when they trade at attractive prices.


THE KENT SHORT TERM BOND FUND+
SEC 30-DAY YIELDS AS OF DECEMBER 31, 1997

                             INSTITUTIONAL CLASS                INVESTMENT CLASS
                             -------------------                ----------------
                                    5.36%                             5.21%

SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.

+ Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 5.35% for Institutional Shares and 5.10% for Investment Shares.

PORTFOLIO REVIEWS


THE KENT SHORT TERM BOND FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 11/2/92)                 (inception: 12/4/92)
                                                       --------------------                 --------------------

                  One Year                                     6.42%                                6.26%
               Three Years                                     7.02%                                6.84%
                Five Years                                     5.00%                                4.89%
              Life of Fund                                     5.01%                                4.87%

GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS 1-3-YEAR GOVERNMENT BOND INDEX, CONSUMER PRICE INDEX AND 91-DAY TREASURY BILL


               THE KENT SHORT TERM BOND FUND       CONSUMER PRICE     91-DAY            THE LEHMAN BROTHERS
               INVESTMENT CLASS SHARES             INDEX              TREASURY BILL*    1-3 YEAR GOVERNMENT BOND INDEX
               -----------------------             -----              --------------    ------------------------------
11/2/92        $10,000                             $10,000            $10,000           $10,000
12/31/92        10,087                               9,992             10,053            10,078
12/31/93        10,395                              10,267             10,356            10,621
12/31/94        10,502                              10,542             10,798            10,675
12/31/95        11,608                              10,809             11,393            11,832
12/31/96        12,098                              11,213             11,965            12,433
12/31/97        12,875                              11,404             12,593            13,625


                  THE KENT SHORT TERM BOND FUND      CONSUMER PRICE    91-DAY             THE LEHMAN BROTHERS
                  INVESTMENT CLASS SHARES            INDEX             TREASURY BILL*     1-3 YEAR GOVERNMENT BOND INDEX
                  -----------------------            -----             --------------     ------------------------------
12/4/92          $10,000                            $10,000           $10,000            $10,000
12/31/92          10,030                              9,992            10,027             10,093
12/31/93          10,335                             10,267            10,329             10,637
12/31/94          10,439                             10,542            10,770             10,691
12/31/95          11,514                             10,809            11,364             11,850
12/31/96          11,982                             11,197            11,935             12,452
12/31/97          12,732                             11,387            12,562             13,646


*Treasury Bills are insured by the U. S. Government as to timely payment of principal and interest and tend to be less volatile than longer maturity bonds. Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers 1-3-Year Government Bond Index is an unmanaged index of U.S. Treasury issues and publicly issued debt of U.S. Government agencies with maturities of one to three years. The 91-day Treasury Bill return tracks the investment returns paid on U.S. Treasury bills maturing in 91 days. The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of consumer products. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT INTERMEDIATE BOND FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER



     Strong economic growth and increased fears about inflation caused bond yields to rise through mid-April. But yields generally declined over the remainder of the year, in part due to continued low inflation and a slower pace of economic growth. Additionally, investors worried that the financial and economic turmoil in Asia would slow the U.S. economy. The yield on a 10-year Treasury note began the period at 6.42%, rose to a high of 6.98% in April and finished the period at 5.74%.

     Since bond prices rise when their yields decline, the Fund performed well during the 12 months ended December 31, 1997. The Fund's Institutional and Investment Shares, respectively, gained 7.80% and 7.62%, compared to a 7.87% return for the Lehman Brothers Intermediate Government/Corporate Bond Index.

MANAGING THE PORTFOLIO

     The Fund's average maturity was slightly longer than that of its benchmark throughout the period. We increased the Fund's average maturity early in the year to take advantage of higher yields, which helped the Fund's performance as yields declined. The Fund's average maturity peaked at 6.8 years in April and then declined to around 5.2 years by the end of the year as yields fell to less attractive levels.

     The Fund's portfolio consisted of U.S. government and high-quality corporate issues, and its average credit rating remained high at AAA. That helped the Fund's performance during the Asian currency crisis, when risk-averse investors rushed to sell lower-rated corporate bonds. Certain higher quality corporate bonds also declined in price, and we were able to purchase those securities at attractive prices.



THE KENT INTERMEDIATE BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997


Cash Equivalents Net Other Assets & Liabilities                         2.4%
Corporate Notes & Bonds                                                29.2%
U.S. Government & Agency Issues                                        68.4%

Portfolio composition is subject to change.


GOING FORWARD

     We will continue to maintain the Fund's relatively long average maturity to lock in higher yields. If yields continue to decline, the Fund will benefit due to rising bond prices and the attractive yield levels that were locked in. We also will use any temporary declines in bond prices to purchase high-quality issues at attractive prices for the Fund.


THE KENT INTERMEDIATE BOND FUND+
SEC 30-DAY YIELDS AS OF DECEMBER 31, 1997

                                        INSTITUTIONAL CLASS                INVESTMENT CLASS
                                        -------------------                ----------------
                                               5.35%                             5.09%


SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.


+ Certain fees were waived. Had these waivers not been in effect, the 30-day
  SEC yields would have been 5.34% for Institutional Shares and 5.08% for Investment Shares.

PORTFOLIO REVIEWS


THE KENT INTERMEDIATE BOND FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 11/2/92)                 (inception: 11/25/92)
                                                       --------------------                 ---------------------

                  One Year                                     7.80%                                7.62%
               Three Years                                     8.86%                                8.58%
                Five Years                                     6.16%                                6.08%
              Life of Fund                                     6.21%                                6.06%


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX

                THE KENT INTERMEDIATE BOND FUND             THE LEHMAN BROTHERS INTERMEDIATE
                INSTITUTIONAL CLASS SHARES                  GOVERNMENT/CORPORATE BOND INDEX
                --------------------------                  -------------------------------
11/2/92               $10,000                                           $10,000
12/31/92               10,125                                            10,095
12/31/93               10,934                                            10,976
12/31/94               10,585                                            10,762
12/31/95               12,298                                            12,410
12/31/96               12,667                                            12,913
12/31/97               13,655                                            13,929


                 THE KENT INTERMEDIATE BOND FUND            THE LEHMAN BROTHERS INTERMEDIATE
                 INVESTMENT CLASS SHARES                    GOVERNMENT/CORPORATE BOND INDEX
                 -----------------------                    -------------------------------
11/25/92              $10,000                                           $10,000
12/31/92               10,050                                            10,134
12/31/93               10,873                                            11,018
12/31/94               10,545                                            10,803
12/31/95               12,207                                            12,457
12/31/96               12,544                                            12,962
12/31/97               13,500                                            13,982


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of U.S. Treasury issues, publicly issued debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT INCOME FUND
BY MITCHELL STAPLEY
PORTFOLIO MANAGER


     Yields on long-term bonds rose during the early months of 1997, due to unexpectedly strong economic growth and concerns about the potential for higher inflation. However, those concerns faded in the second quarter as economic growth began to slow. As a result, long-term bond yields declined. The yield on the 30-year Treasury bond fell from its peak of 7.17% in April to 5.92% by the end of the 12-month period ended December 31, 1997.

     The Fund generally maintains a relatively long average maturity in order to provide shareholders with a high level of current income. That approach helped boost the Fund's performance as yields declined last year. The Fund's Institutional and Investment Shares posted returns of 10.55% and 10.19%, respectively, for the 12 months ended December 31, 1997. That compares to a 14.52% return for the Lehman Brothers Long Government/Corporate Bond Index.

MANAGING AVERAGE MATURITY

     We increased the Fund's average maturity from 14.2 years to 14.9 years as bond yields rose through mid-April. But as long-term yields declined to less attractive levels by year-end, we reduced the Fund's average maturity to 10.8 years. We accomplished that by investing some assets in relatively short-term securities that mature in four to seven years. Those securities yielded only slightly less than longer term issues at the time of purchase, and also helped reduce the Fund's volatility.

     The Fund maintained a very high average credit rating of AA1. Its portfolio of government securities and high-quality corporate bonds held up well during March and October, when prices of lower rated bonds declined sharply. We purchased select high-quality corporate issues in March and October, when they offered especially attractive yields relative to government issues.

THE KENT INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

U.S. Government & Agency Obligations          55.9%
Corporate Notes & Bonds                       38.6%
Cash Equivalents
Net Other Assets & Liabilities                 5.5%

Portfolio composition is subject to change.


THE OUTLOOK

     Going forward, we will continue to maintain a relatively long average maturity to provide a high level of current income to shareholders. We will also maintain the Fund's high credit quality, using any correction in the bond market to purchase additional high-quality corporate issues at attractive prices.


THE KENT INCOME FUND
SEC 30-DAY YIELDS AS OF DECEMBER 31, 1997

                                       INSTITUTIONAL CLASS                INVESTMENT CLASS
                                       -------------------                ----------------
                                              5.79%                             5.53%


SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.

+ Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 5.78% for Institutional Shares and 5.52% for Investment Shares.

PORTFOLIO REVIEWS


THE KENT INCOME FUND
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 3/20/95)                 (inception: 3/22/95)
                                                       --------------------                 --------------------
                 One Year                                    10.55%                                10.19%
             Life of Fund                                     9.44%                                 9.16%


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX
AND THE LEHMAN BROTHERS LONG GOVERNMENT/CORPORATE BOND INDEX

                                                     THE LEHMAN BROTHERS                 THE LEHMAN BROTHERS
                  THE KENT INCOME FUND               GOVERNMENT/                         LONG GOVERNMENT/
                  INSTITUTIONAL CLASS SHARES         CORPORATE BOND INDEX                CORPORATE BOND INDEX
                  --------------------------         --------------------                --------------------
3/20/95          $10,000                            $10,000                             $10,000
12/31/95          11,506                             11,358                              12,190
12/31/96          11,643                             11,688                              12,207
12/31/97          12,871                             12,828                              13,979



                                                     THE LEHMAN BROTHERS                 THE LEHMAN BROTHERS
                  THE KENT INCOME FUND               GOVERNMENT/CORPORATE                LONG GOVERNMENT/
                  INVESTMENT CLASS SHARES            BOND INDEX                          CORPORATE BOND INDEX
                  --------------------------         --------------------                --------------------
3/20/95           $10,000                            $10,000                            $10,000
12/31/95           11,464                             11,358                             12,190
12/31/96           11,597                             11,688                             12,207
12/31/97           12,779                             12,828                             13,979


Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Long Government/Corporate Bond Index are unmanaged indices comprised of U.S. Treasury issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. Total return is based on changes in net asset value, assuming the reinvestment of dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect total returns would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT LIMITED TERM TAX-FREE FUND
BY MICHAEL J. MARTIN
PORTFOLIO MANAGER


     Municipal bond yields generally rose during the early months of 1997 due to stronger than expected economic growth and investor concerns about the possibility of higher inflation. In March, the Federal Reserve increased short-term interest rates in an effort to address concerns. Yields generally declined during the remainder of the year, reflecting a slower pace of economic activity and continued low inflation readings, as well as concerns that the economic and financial market turmoil in Asia would slow our economy during 1998. Yields on three-year AAA-rated general obligation municipal securities began the year at 4.20%, rose to a peak of 4.60% in April and finished the period at 3.95%.

     Early in the year, we reduced the Fund's average maturity target range from between one and one half to five years to between one and three years. The Fund's Institutional and Investment Shares posted total returns of 4.78% and 4.61%, respectively, for the 12 months through December 31, 1997. That compares to a total return of 4.62% for the Lehman Brothers One-Year General Obligation Municipal Bond Index and 5.41% for the Lehman Brothers Three-Year General Obligation Municipal Bond.

TAKING ADVANTAGE OF FALLING YIELDS

     The Fund's average maturity began the period at 3.84 years. The average maturity fell to 3.0 years when we reduced the Fund's maturity target range. However, the maturity of the Fund's portfolio remained near the high end of its new target range, ending the period at 2.87 years. That strategy benefited the Fund's performance as yields declined from their April peak.

     We maintained the Fund's AA credit quality. At the same time, we increased the Fund's yield by boosting its investment in securities that are subject to the federal alternative minimum tax.



THE KENT LIMITED TERM TAX-FREE FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997


NORTH CENTRAL                SOUTH               EAST               MOUNTAIN            PACIFIC        OTHER
-------------                -----               ----               --------            -------        -----
36.2%                        20.6%               19.9%              12.3%               6.5%           4.5%


Portfolio composition is subject to change.


LOOKING AHEAD

     We will continue to hold a portfolio with an average maturity near the long end of the Fund's target range, reflecting our view that yields could fall further in the coming months. We also will maintain the Fund's high credit quality. We will continue to look for any decline in municipal yields as an opportunity to purchase higher yielding securities for the Fund.



THE KENT LIMITED TERM TAX-FREE FUND
TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1997

                               TAX BRACKET                 INSTITUTIONAL CLASS                INVESTMENT CLASS
                               -----------                 -------------------                ----------------
                                  28.0%                           5.01%                             4.81%
                                  31.0%                           5.23%                             5.01%
                                  36.0%                           5.64%                             5.41%
                                  39.6%                           5.98%                             5.73%

+Based on an SEC 30-day yield on 12/31/97 of 3.61% for the Institutional Class and 3.46% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.60% for Institutional Shares and 3.35% for Investment Shares.

PORTFOLIO REVIEWS



THE KENT LIMITED TERM TAX-FREE FUND++
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                        (inception: 9/1/94)                 (inception: 11/1/94)
                                                        -------------------                 --------------------
                  One Year                                     4.78%                                4.61%
                Three Year                                     5.56%                                5.49%
              Life of Fund                                     4.74%                                5.20%



GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS ONE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX


                                                        THE LEHMAN BROTHERS ONE-YEAR              THE LEHMAN BROTHERS THREE-YEAR
                THE KENT LIMITED TERM TAX-FREE FUND     GENERAL OBLIGATION MUNICIPAL              GENERAL OBLIGATION MUNICIPAL
                INSTITUTIONAL CLASS SHARES              BOND INDEX                                BOND INDEX
                --------------------------              ----------                                ----------
9/1/94         $10,000                                 $10,000                                   $10,000
12/31/94         9,923                                  10,108                                     9,943
12/31/95        10,760                                  10,767                                    10,821
12/31/96        11,140                                  11,245                                    11,319
12/31/97        11,672                                  11,762                                    11,931


                                                         THE LEHMAN BROTHERS ONE-YEAR           THE LEHMAN BROTHERS THREE-YEAR
                THE KENT LIMITED TERM TAX-FREE FUND      GENERAL OBLIGATION MUNICIPAL           GENERAL OBLIGATION MUNICIPAL
                INVESTMENT CLASS SHARES                  BOND INDEX                             BOND INDEX
                -----------------------                  ----------                             ----------
11/1/94        $10,000                                  $10,005                                $10,000
12/31/94        10,003                                   10,198                                 10,132
12/31/95        10,843                                   10,863                                 11,027
12/31/96        11,224                                   11,343                                 11,534
12/31/97        11,742                                   11,867                                 12,158


++The Fund's income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax. Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers One-Year General Obligation Municipal Bond Index and the Lehman Brothers Three-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT INTERMEDIATE TAX-FREE FUND+
BY MICHAEL J. MARTIN
PORTFOLIO MANAGER


     Yields in the municipal market rose during the first quarter of 1997, before declining significantly over the remainder of the year. The rise in municipal yields early in the year resulted from an unexpectedly strong surge in economic growth and fears of higher inflation. The Federal Reserve raised short-term interest rates in March in response to the unexpectedly strong pace of economic growth. Yields generally declined during the spring as the pace of economic activity moderated and inflation concerns subsided. Municipal yields fell further later in the year as investors became concerned that the economic and financial market turmoil in Southeast Asia would further slow the U.S. economy during 1998.

     The yield on a ten-year AAA-rated general obligation municipal bond began the year at 4.80%, rose to a peak of 5.20% in mid-April and then declined to 4.35% by the end of 1997. The Fund's Institutional and Investment Shares posted total returns of 7.07% and 6.80%, respectively, for the 12 months ended December 31, 1997. That compares to a total return of 5.41% for the Lehman Brothers Three-Year General Obligation Municipal Bond Index and 6.49% for the Lehman Brothers Five-Year General Obligation Municipal Bond Index .

A CONSISTENT STRATEGY

     We maintained the Fund's average credit rating at AA during the period. The Fund's average maturity began the year at 7.8 years and rose slightly to 8.1 years in April as municipal bond prices declined and yields rose. From there, we allowed the Fund's average maturity to gradually decline along with municipal bond yields. The average maturity ended 1997 at 7.1 years. The shifts in average maturity were consistent with our strategy of increasing the Fund's average maturity to lock in higher income when yields are rising, and letting the Fund's average maturity decline as yields become less attractive.

THE KENT INTERMEDIATE TAX-FREE FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

East              19.0%
Other             10.0%
Mountain           4.8%
Pacific           16.3%
South             20.0%
North Central     29.9%


Portfolio composition is subject to change.



GOING FORWARD

     The Fund is well positioned to take advantage of any additional increases in municipal bond prices during 1998. Additionally, we will maintain the Fund's high credit quality to reduce the impact of any detrimental effects to the municipal bond market in the event concerns over the impact on the U.S. economy from the events in Southeast Asia become even more of an investor focus during 1998.


THE KENT INTERMEDIATE TAX-FREE FUND+
TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31,1997

                     TAX BRACKET            INSTITUTIONAL CLASS          INVESTMENT CLASS
                     -----------            -------------------          ----------------
                        28.0%                      5.19%                       4.85%
                        31.0%                      5.42%                       5.06%
                        36.0%                      5.84%                       5.45%
                        39.6%                      6.19%                       5.78%

+ Based on an SEC 30-day yield on 12/31/97 of 3.74% for the Institutional Class and 3.49% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.

Certain fees were being waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.73% for Institutional Shares and 3.48% for Investment Shares.

PORTFOLIO REVIEWS


THE KENT INTERMEDIATE TAX-FREE FUND++
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                                                        INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                       (inception: 12/16/92)                (inception: 12/18/92)
                                                       ---------------------                ---------------------

                  One Year                                       7.07%                              6.80%
               Three Years                                       7.76%                              7.51%
                Five Years                                       5.62%                              5.47%
              Life of Fund                                       5.69%                              5.50%


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX

               THE KENT INTERMEDIATE           THE LEHMAN BROTHERS                   THE LEHMAN BROTHERS
               TAX-FREE FUND                   THREE-YEAR GENERAL OBLIGATION         FIVE-YEAR GENERAL OBLIGATION
               INSTITUTIONAL CLASS SHARES      MUNICIPAL BOND INDEX                  MUNICIPAL BOND INDEX
12/16/92       $10,000                          $10,000                               $10,000
12/31/92        10,060                           10,300                                10,500
12/31/93        10,895                           10,673                                10,930
12/31/94        10,567                           10,755                                10,779
12/31/95        11,941                           11,705                                12,032
12/31/96        12,349                           12,243                                12,589
12/31/97        13,222                           12,905                                13,406



               THE KENT INTERMEDIATE           THE LEHMAN BROTHERS                THE LEHMAN BROTHERS
               TAX-FREE FUND                   THREE-YEAR GENERAL OBLIGATION      FIVE-YEAR GENERAL OBLIGATION
               INVESTMENT CLASS SHARES         MUNICIPAL BOND INDEX               MUNICIPAL BOND INDEX
12/18/92       $10,000                          $10,000                            $10,000
12/31/92        10,040                           10,200                             10,600
12/31/93        10,873                           10,673                             10,930
12/31/94        10,543                           10,755                             10,779
12/31/95        11,889                           11,705                             12,032
12/31/96        12,266                           12,243                             12,581
12/31/97        13,100                           12,905                             13,406


++ The Funds income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax. Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers Three-Year General Obligation Municipal Bond Index and the Lehman Brothers Five-Year General Obligation Municipal Bond Index are unmanaged indices of debt instruments issued by municipalities. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

                                                               PORTFOLIO REVIEWS


THE KENT TAX-FREE INCOME FUND
BY MICHAEL J. MARTIN
PORTFOLIO MANAGER


     Yields on municipal bonds rose early in 1997, before lowering in the third quarter of the year. Yields on 30-year AAA-rated general obligation municipal bonds rose from 5.45% in January to 5.75% in April, before declining to 5.03% at the end of December.

     The increase in municipal bond yields early in the year reflected investor concerns over stronger economic growth and the potential for higher inflation. The Federal Reserve responded to the stronger economic environment by increasing short-term interest rates in March. Municipal bond yields peaked in mid-April, before steadily declining during the remainder of the year as the pace of economic activity subsided and concerns about inflation evaporated. Municipal yields fell further late in the year as investors looked to the U.S. bond market as a "safe haven" in response to the crises in Southeast Asia.

     The Fund's Institutional and Investment Shares had total returns of 8.59% and 8.32%, respectively, for the 12-month period ending December 31, 1997. That compares to a total return of 9.20% for the Lehman Brothers Municipal Bond Index.

PORTFOLIO CHARACTERISTICS

     The Fund maintained an average credit quality of AA during the year. The Fund's average maturity began 1997 at 12.9 years and increased to 13.7 years as yields peaked in April. As yields fell, we allowed the average maturity to drift lower, finishing the year at 11.9 years. This strategy benefited the Fund by locking in attractive municipal yields in the first quarter of 1997 and realizing favorable price appreciation as municipal yields declined during the rest of the year.


THE KENT TAX-FREE INCOME FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

East              14.9%
Other              5.9%
Mountain           8.4%
Pacific           15.7%
South             14.3%
North Central     40.8%


Portfolio composition is subject to change.


LOOKING AHEAD

     We expect municipal new issuance to be $210 billion during 1998, down slightly from 1997's level. The lower supply should provide some support for the municipal market. However, mid-term elections may revive concerns about tax reform, which could put some downward pressure on tax-exempt issues. We will take advantage of those opportunities, should they arise, to enhance the Fund's yield by purchasing undervalued issues that can enhance shareholders' long-term returns.



THE KENT TAX-FREE INCOME FUND+
TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1997

       TAX BRACKET         INSTITUTIONAL CLASS              INVESTMENT CLASS
       -----------         -------------------              ----------------
          28.0%                  5.44%                            5.10%
          31.0%                  5.68%                            5.32%
          36.0%                  6.13%                            5.73%
          39.6%                  6.49%                            6.08%

+ Based on an SEC 30-day yield on 12/31/97 of 3.92% for the Institutional Class and 3.67% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.91% for Institutional Shares and 3.66% for Investment Shares.

PORTFOLIO REVIEWS


THE KENT TAX-FREE INCOME FUND++
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31,1997

                    INSTITUTIONAL CLASS                  INVESTMENT CLASS
                    (inception: 3/20/95)               (inception: 3/31/95)
                    --------------------               --------------------
    One Year               8.59%                               8.32%
Life of Fund               7.56%                               7.32%



GROWTH OF $10,000 INVESTMENT COMPARISON WITH THE LEHMAN BROTHERS MUNICIPAL BOND INDEX



                    The Kent Tax-Free Income Fund           The Lehman Brothers Municipal
                    Institutional Class Shares              Bond Index
3/20/95             $10,000                                 $10,000
12/31/95             10,860                                  10,971
12/31/96             11,290                                  11,457
12/31/97             12,261                                  12,511


                    The Kent Tax-Free Income                The Lehman Brothers Municipal
                    Institutional Class Shares              Bond Index
3/31/95             $10,000                                 $10,000
12/31/95             10,834                                  10,971
12/31/96             11,217                                  11,457
12/31/97             12,150                                  12,511


++ The Funds income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax. Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers Municipal Bond Index is an unmanaged index of general obligation municipal debt instruments. Total return is based on changes in net asset value, assuming reinvestment of all dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

                                                               PORTFOLIO REVIEWS



THE KENT MICHIGAN MUNICIPAL BOND FUND
BY MICHAEL J. MARTIN
PORTFOLIO MANAGER


     Municipal bond yields increased during the first quarter of 1997, reflecting investor concerns about the strong U.S. economy and the effects on inflation. The Federal Reserve increased short-term interest rates in March in response to these concerns. After peaking in April, municipal bond yields fell throughout the rest of the year as the pace of economic activity slowed and concerns about a flare-up in inflation fell. Municipal yields renewed their decline later in the year as investors became concerned that the economic and financial market turmoil in Southeast Asia would slow the U.S. economy in 1998. The yield on a five-year AAA-rated general obligation municipal bond rose from 4.35% in January to a 4.85% in April, before declining to 4.10% at the end of December.

     For 1997, the Fund's Institutional and Investor shares had total returns of 5.52% and 5.38%, respectively. That compares to a 5.41% total return for the Lehman Brothers Three-Year General Obligation Municipal Bond Index.

MANAGING THE PORTFOLIO

     The Fund's performance last year reflected a number of factors. In addition to the benefits realized from the overall decline in municipal yields, Michigan's economy remained strong during the year. This fact is evidenced by the state's unemployment rate of 4.2%, compared to the national average of 4.7%.

     During the first quarter of 1997, we changed the Fund's average maturity target range from one-to-five years to three-to-five years. Consequently, the Fund's average maturity rose from 3.83 years at the beginning of the year to
4.33 years in February, in response to the change of the target range. The average maturity peaked in April at 4.37 years and declined to 4.06 by the end of 1997. We maintained the Fund's AA credit quality.



THE KENT MICHIGAN MUNICIPAL BOND FUND
DISTRIBUTION OF NET ASSETS
AS OF DECEMBER 31, 1997

Cash Equivalents & Net Other Assets & Liabilities ............  1.4%
Municipal Securities ......................................... 98.6%

Portfolio composition is subject to change.


LOOKING AHEAD

     We expect to maintain the portfolio's average maturity close to four years to seek to benefit from any further declines in municipal bond yields that could be realized in response to a slowing U.S. economy during 1998, and also to maintain a high level of income in the Fund.


THE KENT MICHIGAN MUNICIPAL BOND FUND+

TAX EQUIVALENT YIELDS+ AS OF DECEMBER 31, 1997

                    TAX BRACKET                 INSTITUTIONAL CLASS                INVESTMENT CLASS
                       28.0%                           5.56%                             5.35%
                       31.0%                           5.80%                             5.58%
                       36.0%                           6.25%                             6.02%
                       39.6%                           6.62%                             6.37%

+ Based on an SEC 30-day yield on 12/31/97 of 4.00% for the Institutional Class and 3.85% for the Investment Class. SEC 30-day yield is computed based on net income during the 30-day period ended December 31, 1997. Yield calculations represent past performance and will fluctuate.

Certain fees were waived. Had these waivers not been in effect, the 30-day SEC yields would have been 3.99% for Institutional Shares and 3.74% for Investment Shares.

PORTFOLIO REVIEWS


THE KENT MICHIGAN MUNICIPAL BOND FUND++
AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 1997

                                                 INSTITUTIONAL CLASS                   INVESTMENT CLASS
                                                 (inception: 5/3/93)                 (inception: 5/11/93)
                                                 -------------------                 --------------------
                  One Year                                5.52%                              5.38%
               Three Years                                5.72%                              5.57%
              Life of Fund                                4.39%                              4.22%


GROWTH OF $10,000 INVESTMENT COMPARISON
WITH THE LEHMAN BROTHERS THREE-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX

                    The Kent Michigan Municipal   Lehman Brothers
                    Bond Fund Institutional       Three-Year General Obligation
                    Class Shares                  Municipal Bond Index

5/3/93              $10,000                       $10,000
12/31/93            $10,300                       $10,311
12/31/94            $10,340                       $10,390
12/31/95            $11,190                       $11,308
12/31/96            $11,580                       $11,828
12/31/97            $12,222                       $12,468


                    The Kent Michigan Municipal   Lehman Brothers
                    Bond Fund Investment          Three-Year General Obligation
                    Class Shares                  Municipal Bond Index

5/11/93             $10,000                       $10,000
12/31/93            $10,285                       $10,311
12/31/94            $10,301                       $10,390
12/31/95            $11,126                       $11,308
12/31/96            $11,500                       $11,828
12/31/97            $12,119                       $12,468

++ The Funds income may be subject to certain state and local taxes and depending on your tax status, the federal alternative minimum tax. Past performance is no guarantee of future performance. The investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ based on differences in expenses for each class of shares. Return figures and investment values are quoted after deducting all expenses.

The Lehman Brothers Three-Year General Obligation Municipal Bond Index is an unmanaged index of debt obligations issued by municipalities. Total return is based on changes in net asset value, assuming reinvestment of dividends and capital gains distributions. Certain fees were waived. Had these waivers not been in effect, total return would have been lower.

                                    THE KENT FUNDS
                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                      COMMON STOCKS -- 97.8%
            ADVERTISING -- 0.1%
    15,200  Interpublic Group Companies
            Inc.............................  $    757,150
                                              ------------
            AEROSPACE & DEFENSE -- 1.2%
   104,274  Boeing Co.......................     5,102,908
    21,300  Lockheed Martin Corp............     2,098,050
         1  Raytheon Co. -- Class A.........            19
    29,000  Raytheon Co. -- Class B.........     1,464,500
                                              ------------
                                                 8,665,477
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.2%
    25,200  Maytag Corp.....................       940,275
    14,900  Whirlpool Corp..................       819,500
                                              ------------
                                                 1,759,775
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.2%
    15,000  Dana Corp.......................       712,500
    16,800  TRW Inc.........................       896,700
                                              ------------
                                                 1,609,200
                                              ------------
            AUTO/TRUCK -- REPLACEMENT
            EQUIPMENT -- 0.1%
    24,550  Genuine Parts Co................       833,166
                                              ------------

            AUTOMOTIVE -- 1.6%
   121,500  Ford Motor Co...................     5,915,531
   100,100  General Motors Corp.............     6,068,563
                                              ------------
                                                11,984,094
                                              ------------
            BANKS -- MAJOR REGIONAL -- 6.1%
    69,200  Banc One Corp...................     3,758,425
    36,300  Bank of New York Co., Inc.......     2,098,594
    17,100  BankBoston Corp.................     1,606,331
    10,400  Comerica, Inc...................       938,600
    18,500  Corestates Financial Corp.......     1,481,156
    17,000  Fifth Third Bancorp.............     1,389,750
    27,900  First Chicago NBD Corp..........     2,329,650
    52,900  First Union Corp................     2,711,125
    23,500  Fleet Financial Group, Inc......     1,761,031
    19,300  Huntington Bancshares...........       694,800
    31,500  KeyCorp.........................     2,230,594
    29,900  Mellon Bank Corp................     1,812,688
    20,300  National City Corp..............     1,334,725
    63,000  NationsBank.....................     3,831,187
   100,000  Norwest Corp....................     3,862,499
    42,500  PNC Bank Corp...................     2,425,156
     6,900  Republic New York Corp..........       787,894
    15,900  State Street Corp...............       925,181
    20,800  SunTrust Banks, Inc.............     1,484,600
    23,300  U.S. Bancorp....................     2,608,144

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            BANKS -- MAJOR REGIONAL (CONTINUED)
    24,000  Wachovia Corp...................  $  1,947,000
     8,400  Wells Fargo & Co................     2,851,275
                                              ------------
                                                44,870,405
                                              ------------
            BANKS -- MONEY CENTER -- 2.4%
    67,300  BankAmerica Corp................     4,912,900
     8,900  Bankers Trust New York Corp.....     1,000,694
    40,800  Chase Manhattan Corp............     4,467,600
    44,500  Citicorp........................     5,626,468
    16,400  J.P. Morgan & Co., Inc..........     1,851,150
                                              ------------
                                                17,858,812
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.7%
    70,200  Anheuser-Busch Co., Inc.........     3,088,800
    53,300  Seagram Co., Ltd................     1,722,256
                                              ------------
                                                 4,811,056
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 3.0%
   227,200  Coca-Cola Co....................    15,137,199
   181,600  PepsiCo, Inc....................     6,617,050
                                              ------------
                                                21,754,249
                                              ------------
            BROADCASTING/CABLE -- 0.5%
    14,200  Clear Channel Communications*...     1,128,013
    31,700  Comcast Corp. Special...........     1,000,531
    55,795  Tele-Communications Inc.*.......     1,558,773
                                              ------------
                                                 3,687,317
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.3%
     9,900  Armstrong World Industries,
            Inc.............................       740,025
    24,200  Masco Corp......................     1,231,175
                                              ------------
                                                 1,971,200
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.2%
    11,600  Centex Corp.....................       730,075
    18,600  Pulte Corp......................       777,713
                                              ------------
                                                 1,507,788
                                              ------------
            BUILDING PRODUCTS --
            RETAIL/WHOLESALE -- 0.7%
    69,200  Home Depot, Inc.................     4,074,150
    17,300  Lowe's Cos., Inc................       824,994
                                              ------------
                                                 4,899,144
                                              ------------
            BUILDING PRODUCTS -- WOOD -- 0.1%
    18,600  Weyerhaeuser Co.................       912,563
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 1.9%
    32,500  Dow Chemical Co.................     3,298,749
   109,200  E.I. du Pont de Nemours & Co....     6,558,824
    22,600  Hercules, Inc...................     1,131,413
    37,100  PPG Industries, Inc.............     2,119,338
    23,700  Union Carbide Corp..............     1,017,619
                                              ------------
                                                14,125,943
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            CHEMICALS -- SPECIALTY -- 0.3%
    25,700  Great Lakes Chemical Corp.......  $  1,153,287
    27,500  Nalco Chemical Co...............     1,087,969
                                              ------------
                                                 2,241,256
                                              ------------
            COMPUTER SOFTWARE -- 2.5%
    12,400  Adobe Systems, Inc..............       511,500
   115,800  Microsoft Corp..................    14,967,149
    27,700  Nextlevel Systems Inc.*.........       495,138
    97,800  Oracle Corp.*...................     2,182,162
                                              ------------
                                                18,155,949
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 0.9%
    19,400  Cabletron Systems*..............       291,000
    99,750  Cisco Systems, Inc.*............     5,561,063
    60,200  Novell, Inc.*...................       451,500
                                              ------------
                                                 6,303,563
                                              ------------
            COMPUTERS -- MAINFRAME -- 1.4%
    94,800  International Business Machines
            Corp............................     9,912,525
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.1%
    45,800  Seagate Technology, Inc.........       881,650
                                              ------------
            COMPUTERS -- MICRO -- 1.0%
    80,800  Compaq Computer Corp............     4,560,150
    33,600  Dell Computer Corp.*............     2,822,400
                                              ------------
                                                 7,382,550
                                              ------------
            COMPUTERS -- MINI -- 1.3%
    32,100  Digital Equipment Corp.*........     1,187,700
   101,000  Hewlett-Packard Co..............     6,312,499
    34,500  Silicon Graphics, Inc.*.........       429,094
    36,100  Sun Microsystems, Inc.*.........     1,439,488
                                              ------------
                                                 9,368,781
                                              ------------
            COMPUTERS -- SERVICES -- 0.7%
    57,100  Automatic Data Processing,
            Inc.............................     3,504,512
    15,800  Ceridian Corp.*.................       723,838
    30,000  First Data Corp.................       877,500
                                              ------------
                                                 5,105,850
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.6%
    13,500  American Greetings Corp.........       528,188
    60,800  Unilever NV, ADR................     3,796,200
                                              ------------
                                                 4,324,388
                                              ------------
            CONTAINERS & PACKAGING -- 0.1%
    20,500  Owens-Illinois*.................       777,719
                                              ------------
            CONTAINERS -- METAL & GLASS -- 0.1%
    26,100  Ball Corp.......................       921,656
                                              ------------
            COSMETICS & TOILETRIES -- 0.7%
     4,700  Alberto Culver Co., Class B.....       150,694
    52,600  Gillette Co.....................     5,283,012
                                              ------------
                                                 5,433,706
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            DIVERSIFIED -- 4.9%
    54,600  Allied Signal, Inc..............  $  2,125,988
   314,200  General Electric Co.............    23,054,424
    23,900  Johnson Controls, Inc...........     1,141,225
    38,800  Minnesota Mining &
            Manufacturing Co................     3,184,025
    49,700  Rockwell International Corp.....     2,596,825
    24,900  Tenneco, Inc....................       983,550
    22,700  Textron, Inc.,..................     1,418,750
    22,500  United Technologies Corp........     1,638,281
                                              ------------
                                                36,143,068
                                              ------------
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 2.0%
   160,200  Intel Corp......................    11,254,049
    28,200  LSI Logic Corp.*................       556,950
    38,800  Micron Technology, Inc.*........     1,008,800
    39,200  Texas Instruments, Inc..........     1,764,000
                                              ------------
                                                14,583,799
                                              ------------
            ELECTRONIC -- CONNECTORS -- 0.3%
    46,500  AMP, Inc........................     1,953,000
     9,000  Thomas & Betts Corp.............       425,250
                                              ------------
                                                 2,378,250
                                              ------------
            ELECTRONIC MEASURING EQUIPMENT -- 0.2%
    40,900  Tektronix, Inc..................     1,623,219
                                              ------------
            ELECTRONIC MEASURING MACHINES -- 0.2%
    40,600  Applied Materials, Inc.*........     1,223,075
                                              ------------
            ELECTRONICS -- 0.0%
     3,600  Raychem Corp....................       155,025
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.1%
     6,100  Beneficial Corp.................       507,063
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.6%
    38,800  Merrill Lynch & Co., Inc........     2,829,975
    31,300  Schwab (Charles) Corp...........     1,312,644
                                              ------------
                                                 4,142,619
                                              ------------
            FINANCIAL -- LEASING COMPANY -- 0.0%
    10,000  Ryder Systems, Inc..............       327,500
                                              ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 1.0%
    44,800  American Express Co.............     3,998,400
    56,300  Morgan Stanley, Dean Witter,
            Discover & Co...................     3,328,738
                                              ------------
                                                 7,327,138
                                              ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.2%
   100,100  Fannie Mae......................     5,711,956
    66,400  Freddie Mac.....................     2,784,650
                                              ------------
                                                 8,496,606
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.1%
    11,400  H.F. Ahmanson & Co..............       763,088
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            FOOD -- CANNED -- 0.6%
    42,600  Campbell Soup Co................  $  2,476,125
    44,900  H.J. Heinz Co...................     2,281,481
                                              ------------
                                                 4,757,606
                                              ------------
            FOOD -- CONFECTIONARY -- 0.1%
    12,600  Hershey Foods Corp..............       780,413
                                              ------------
            FOOD -- DIVERSIFIED -- 1.5%
    45,500  ConAgra, Inc....................     1,492,969
    13,300  CPC International, Inc..........     1,433,075
    23,300  General Mills, Inc..............     1,668,863
    38,100  Kellogg Co......................     1,890,713
    20,300  Quaker Oats Co..................     1,070,825
    10,400  Ralston Purina Group............       966,550
    46,300  Sara Lee Corp...................     2,607,268
                                              ------------
                                                11,130,263
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    54,000  Archer-Daniels-Midland Co.......     1,171,125
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
    24,100  Supervalu, Inc..................     1,009,188
                                              ------------
            FOREST PRODUCTS -- 0.1%
    28,400  Fort James Corporation..........     1,086,300
                                              ------------
            GAMING -- 0.1%
    16,500  Mirage Resorts*.................       375,375
                                              ------------
            GAS & ELECTRIC UTILITY -- 1.2%
    82,000  PG & E Corp.....................     2,495,875
   192,400  Public Service Enterprises......     6,096,675
                                              ------------
                                                 8,592,550
                                              ------------
            HOTELS & LODGING -- 0.4%
    40,000  Hilton Hotels Corp..............     1,190,000
    10,700  ITT Corp.*......................       886,763
    12,600  Marriott International, Inc.....       872,550
                                              ------------
                                                 2,949,313
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.2%
     9,800  General Signal Corp.............       413,438
    12,800  Honeywell, Inc..................       876,800
                                              ------------
                                                 1,290,238
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.2%
    19,600  Aon Corp........................     1,149,050
                                              ------------
            INSURANCE -- BROKERS -- 0.2%
    15,100  Marsh & McLennan Cos., Inc......     1,125,894
                                              ------------
            INSURANCE -- LIFE -- 0.7%
    48,100  American General Corp...........     2,600,406
    27,500  Torchmark Corp..................     1,156,719
    12,400  TransAmerica Corp...............     1,320,600
                                              ------------
                                                 5,077,725
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            INSURANCE -- MULTI-LINE -- 1.9%
    15,100  Aetna, Inc......................  $  1,065,494
    13,700  CIGNA Corp......................     2,370,956
    11,000  Hartford Financial Services
            Group, Inc......................     1,029,188
    20,000  Loews Corp......................     2,122,500
    10,800  MBIA, Inc.......................       721,575
   123,904  Travelers Group, Inc............     6,675,328
                                              ------------
                                                13,985,041
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 2.4%
    48,000  Allstate Corp...................     4,362,000
    67,800  American International Group....     7,373,249
     9,300  Chubb Corp......................       703,313
    11,800  General Re Corp.................     2,501,600
    14,200  Lincoln National Corp...........     1,109,375
    21,700  Safeco Corp.....................     1,057,875
    28,000  USF&G Corp......................       617,750
                                              ------------
                                                17,725,162
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.0%
    11,700  Harrah's Entertainment, Inc.*...       220,838
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.2%
    48,200  Cincinnati Milacron, Inc........     1,250,188
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.2%
    36,900  Caterpillar, Inc................     1,791,956
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.5%
    41,500  Emerson Electric Co.............     2,342,156
    10,800  W.W. Grainger, Inc..............     1,049,625
                                              ------------
                                                 3,391,781
                                              ------------
            MACHINERY -- FARM -- 0.3%
    19,900  Briggs & Stratton Corp..........       966,394
    24,500  Deere & Co......................     1,428,656
                                              ------------
                                                 2,395,050
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 0.2%
    34,500  Cooper Industries, Inc..........     1,690,500
                                              ------------
            MACHINERY -- THERMAL PROCESSOR -- 0.2%
    26,500  Thermo Electron Corp.*..........     1,179,250
                                              ------------
            MEDIA CONGLOMERATES -- 1.4%
    56,100  Time Warner, Inc................     3,478,200
    67,400  Walt Disney Co..................     6,676,813
                                              ------------
                                                10,155,013
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    25,400  Amgen, Inc......................     1,374,775
                                              ------------
            MEDICAL -- DRUGS -- 8.4%
    73,700  Abbott Laboratories.............     4,831,956
     5,800  Alza Corp.*.....................       184,513
    64,400  American Home Products Corp.....     4,926,600
   118,500  Bristol-Myers Squibb Co.........    11,213,062
   131,300  Eli Lilly & Co..................     9,141,763
   125,800  Merck & Co., Inc................    13,366,249
   124,700  Pfizer, Inc.....................     9,297,944

                                   Continued

                                    THE KENT FUNDS
                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            MEDICAL -- DRUGS (CONTINUED)
    47,600  Pharmacia & Upjohn, Inc.........  $  1,743,350
    70,600  Schering-Plough Corp............     4,386,025
    26,500  Warner-Lambert Co...............     3,286,000
                                              ------------
                                                62,377,462
                                              ------------
            MEDICAL -- HEALTH MEDICAL
            ORGANIZATION -- 0.1%
    21,500  Humana, Inc.*...................       446,125
                                              ------------
            MEDICAL -- HOSPITAL -- 0.2%
    61,000  Columbia/HCA Healthcare Corp....     1,807,125
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.2%
    14,900  Cardinal Health, Inc............     1,119,363
                                              ------------
            MEDICAL INSTRUMENTS -- 0.1%
    42,700  Biomet, Inc.....................     1,094,188
                                              ------------
            MEDICAL PRODUCTS -- 0.3%
     4,600  Allergan, Inc...................       154,388
    38,000  Baxter International, Inc.......     1,916,625
     8,500  Mallinckrodt, Inc...............       323,000
                                              ------------
                                                 2,394,013
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 1.5%
    20,000  Becton, Dickinson & Co..........     1,000,000
    56,800  C.R. Bard, Inc..................     1,778,550
   127,900  Johnson & Johnson...............     8,425,413
                                              ------------
                                                11,203,963
                                              ------------
            METAL -- GOLD -- 0.6%
   151,500  Barrick Gold Corp...............     2,821,687
    50,500  Newmont Mining Corp.............     1,483,438
                                              ------------
                                                 4,305,125
                                              ------------
            METAL -- MISCELLANEOUS -- 0.2%
    76,800  Cyprus Amax Minerals Co.........     1,180,800
                                              ------------
            METAL -- NON-FERROUS -- 0.5%
    30,000  Asarco, Inc.....................       673,125
    18,500  Phelps Dodge Corp...............     1,151,625
    25,000  Reynolds Metals Co..............     1,500,000
                                              ------------
                                                 3,324,750
                                              ------------
            OFFICE AUTOMATION & EQUIPMENT -- 0.3%
    20,900  Pitney Bowes, Inc...............     1,879,694
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.2%
    29,100  IKON Office Solutions, Inc......       818,438
    62,500  Moore Corp., Ltd................       945,312
                                              ------------
                                                 1,763,750
                                              ------------
            OIL & GAS -- DRILLING -- 0.6%
    50,200  Schlumberger Ltd................     4,041,100
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            OIL -- INTERNATIONAL INTEGRATED -- 3.5%
    64,000  Chevron Corp....................  $  4,928,000
   242,400  Exxon Corp......................    14,831,849
    77,200  Mobil Corp......................     5,572,875
                                              ------------
                                                25,332,724
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.1%
     9,600  Columbia Gas System, Inc........       754,200
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.1%
    20,000  Union Pacific Resources Group,
            Inc.............................       485,000
                                              ------------
            OIL -- U.S. INTEGRATED -- 4.4%
   144,700  Amoco Corp......................    12,317,587
    92,900  Atlantic Richfield Co...........     7,443,612
    13,100  Kerr-Mcgee Corp.................       829,394
    15,900  Pennzoil Co.....................     1,062,319
    76,000  Phillips Petroleum Co...........     3,695,499
    95,100  Unocal Corp.....................     3,691,069
    88,500  USX-Marathon Group..............     2,986,875
                                              ------------
                                                32,026,355
                                              ------------
            OIL REFINING -- 0.4%
    30,900  Ashland, Inc....................     1,658,944
    35,680  Sun Co., Inc....................     1,500,790
                                              ------------
                                                 3,159,734
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.6%
    12,600  Georgia Pacific Corp............       765,450
    39,900  International Paper Co..........     1,720,687
    20,000  Mead Corp.......................       560,000
    19,700  Union Camp Corp.................     1,057,644
    10,000  Westvaco Corp...................       314,375
                                              ------------
                                                 4,418,156
                                              ------------
            PHOTOGRAPHY -- 0.2%
    26,500  Polaroid Corp...................     1,290,219
                                              ------------
            POLLUTION CONTROL -- 0.1%
    38,600  Safety-Kleen Corp...............     1,059,088
                                              ------------
            PROTECTION -- SAFETY -- 0.4%
    60,800  Tyco International Ltd..........     2,739,800
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
    14,000  McGraw-Hill Cos., Inc...........     1,036,000
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.8%
     9,200  Dow Jones & Co..................       493,925
    40,700  Gannett, Inc....................     2,515,769
    14,600  Knight-Ridder, Inc..............       759,200
    10,000  New York Times Co...............       661,250
     9,400  Times Mirror Co.................       578,100
    17,900  Tribune Co......................     1,114,275
                                              ------------
                                                 6,122,519
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            RESTAURANTS -- 0.5%
    66,100  McDonald's Corp.................  $  3,156,275
    20,000  Wendy's International, Inc......       481,250
                                              ------------
                                                 3,637,525
                                              ------------
            RETAIL -- APPAREL/SHOES -- 0.5%
    59,100  Gap, Inc........................     2,094,356
    58,700  Limited, Inc....................     1,496,850
                                              ------------
                                                 3,591,206
                                              ------------
            RETAIL -- DISCOUNT -- 2.4%
    31,300  Dayton-Hudson Corp..............     2,112,750
    38,500  Toys 'R' Us, Inc.*..............     1,210,344
   365,600  Wal-Mart Stores, Inc. (b).......    14,418,349
                                              ------------
                                                17,741,443
                                              ------------
            RETAIL -- DRUG STORE -- 0.2%
    49,300  Walgreen Co.....................     1,546,788
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.6%
    30,400  J.C. Penney, Inc................     1,833,500
    23,100  May Department Stores Co........     1,217,081
    37,600  Sears, Roebuck & Co.............     1,701,400
                                              ------------
                                                 4,751,981
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.2%
    20,000  Dillards Department Stores,
            Inc.............................       705,000
    20,500  Federated Department Stores,
            Inc.*...........................       882,781
                                              ------------
                                                 1,587,781
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.1%
    34,600  American Stores Co..............       711,463
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.2%
    38,300  Autozone, Inc.*.................     1,110,700
                                              ------------
            RUBBER -- TIRES -- 0.2%
    17,400  Goodyear Tire & Rubber Co.......     1,107,075
                                              ------------
            SHOES & RELATED APPAREL -- 0.1%
    14,200  Nike, Inc.......................       557,350
     3,200  Reebok International Ltd.*......        92,200
                                              ------------
                                                   649,550
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 1.4%
   127,200  Procter & Gamble Co.............    10,152,150
                                              ------------
            STEEL -- PRODUCERS -- 0.2%
    36,000  USX-U.S. Steel Group, Inc.......     1,125,000
                                              ------------
            TELECOMMUNICATIONS -- 0.2%
    59,400  US West Media Group*............     1,715,175
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 2.2%
    16,000  Harris Corp.....................       734,000
    64,200  Lucent Technologies, Inc........     5,127,975
   181,600  Motorola, Inc...................    10,362,549
                                              ------------
                                                16,224,524
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            TEXTILE -- APPAREL -- 0.1%
    20,000  VF Corp.........................  $    918,750
                                              ------------
            TOBACCO -- 1.9%
   286,500  Philip Morris Cos., Inc.........    12,982,031
    29,000  U.S.T., Inc.....................     1,071,188
                                              ------------
                                                14,053,219
                                              ------------
            TOOLS -- HAND HELD -- 0.1%
    12,500  Snap-On, Inc....................       545,312
     9,700  The Stanley Works...............       457,719
                                              ------------
                                                 1,003,031
                                              ------------
            TOYS/GAME/HOBBY -- 0.4%
    33,800  Hasbro, Inc.....................     1,064,700
    47,600  Mattel, Inc.....................     1,773,100
                                              ------------
                                                 2,837,800
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
    14,900  Federal Express Corp.*..........       909,831
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.4%
     9,100  AMR Corp.*......................     1,169,350
     7,300  Delta Air Lines, Inc............       868,700
    43,900  Southwest Airlines Co...........     1,081,038
                                              ------------
                                                 3,119,088
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.7%
    35,000  CSX Corp........................     1,890,001
    34,500  Norfolk Southern Corp...........     1,063,031
    29,500  Union Pacific Corp..............     1,841,906
                                              ------------
                                                 4,794,938
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 3.0%
    67,700  Baltimore Gas & Electric Co.....     2,306,031
   129,200  Consolidated Edison Co. of New
            York, Inc.......................     5,297,199
    33,700  Detroit Edison Co...............     1,168,969
    64,600  Dominion Resources, Inc.........     2,749,537
    30,000  Entergy Corp....................       898,125
    92,300  First Energy Corp.*.............     2,676,700
    16,800  Florida Power & Light, Inc......       994,350
    19,400  Houston Industries, Inc.........       517,738
    15,400  Northern States Power Co........       897,050
    65,700  PacifiCorp......................     1,794,431
    44,600  PECO Energy Corp................     1,081,550
    35,100  Texas Utilities Co..............     1,458,844
     9,700  Union Electric Co...............       419,525
                                              ------------
                                                22,260,049
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 0.2%
    20,000  Eastern Enterprises.............       900,000
     8,700  ONEOK Inc.......................       351,263
                                              ------------
                                                 1,251,263
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    GROWTH AND INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

SHARES OR
PRINCIPAL                                        MARKET
  AMOUNT                                         VALUE
---------                                        ------
                                 COMMON STOCKS (CONTINUED)
            UTILITIES -- TELEPHONE -- 5.3%
   293,200  AT&T Corp.......................  $ 17,958,499
    73,000  Bell Atlantic Corp..............     6,643,000
    94,700  BellSouth Corp..................     5,332,794
    87,901  SBC Communications, Inc.........     6,438,748
    49,100  U.S. West, Inc..................     2,215,638
                                              ------------
                                                38,588,679
                                              ------------
            TOTAL COMMON STOCKS.............   716,892,238
            (Cost $607,045,067)               ------------

                    COMMERCIAL PAPER -- 2.1%
            AUTOMOTIVE -- 2.1%
$15,500,886 General Motors Acceptance Corp.,
            5.65%, 1/2/98...................    15,500,886
                                              ------------
            TOTAL COMMERCIAL PAPER              15,500,886
            (Cost $15,500,886)                ------------

TOTAL INVESTMENTS -- 99.9%..................   732,393,124
                      (Cost $622,545,953)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%.......................       922,510
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $733,315,634
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $72,274. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $119,844,634
       Unrealized depreciation...............
                                                (10,069,737)
                                               ------------
       Net unrealized appreciation...........
                                               $109,774,897
                                               ============

(b) Security has been deposited as initial margin on open futures contracts.

* Non-income producing security

ADR American Depositary Receipt

At December 31, 1997, the Portfolio's open futures contracts were as follows:

  # OF           OPENING          CURRENT       MARKET
CONTRACTS     CONTRACT TYPE      POSITION        VALUE
---------   ------------------  -----------   -----------
   58       Standard & Poor's   $13,921,880   $14,196,950
               500, 3/19/98

                       See Notes to Financial Statements.

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                     COMMON STOCKS  -- 97.3%
            ADVERTISING -- 0.6%
    53,400  Catalina Market Corp.*..........  $  2,469,750
    66,300  True North Communications.......     1,640,925
                                              ------------
                                                 4,110,675
                                              ------------
            AEROSPACE & DEFENSE -- 0.3%
    35,800  Alliant Techsystems, Inc.*......     1,995,850
                                              ------------
            AEROSPACE/DEFENSE EQUIPMENT -- 1.2%
    47,500  AAR Corp........................     1,840,624
    57,800  Aviall, Inc.*...................       863,388
    69,100  Banner Aerospace, Inc.*.........       764,419
    30,000  Curtiss-Wright Corp.............     1,089,375
    48,800  Fairchild Corp., Class A*.......     1,213,900
   100,000  Hexcel Corp.*...................     2,493,749
    16,800  Whitehall Corp.*................       302,400
    32,600  Whittaker Corp.*................       358,600
                                              ------------
                                                 8,926,455
                                              ------------
            AGRICULTURAL OPERATIONS -- 0.0%
    27,900  Orange Co., Inc.................       224,944
                                              ------------
            AGRICULTURE -- 0.1%
    18,600  Delta Pine & Land Co............       567,300
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.3%
   119,900  Fedders Corp....................       749,375
    20,800  National Presto Industries,
            Inc.............................       822,900
    69,400  Royal Appliance Manufacturing
            Co.*............................       459,775
                                              ------------
                                                 2,032,050
                                              ------------
            AUDIO/VIDEO PRODUCTION -- 0.4%
    48,280  Harman International Industries,
            Inc.............................     2,048,883
   182,369  Zenith Electronics Corp.*.......       991,631
                                              ------------
                                                 3,040,514
                                              ------------
            AUTO PARTS -- 0.0%
     6,900  Tower Automotive, Inc.*.........       290,231
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 1.2%
    61,800  Arvin Industries, Inc...........     2,058,712
    71,500  Detroit Diesel Corp.*...........     1,698,125
    54,800  Smith (A.O.) Corp...............     2,315,299
    21,200  Sparton Corp.*..................       215,975
    48,700  Standard Products Co............     1,247,938
    64,975  Titan International Inc.........     1,303,561
                                              ------------
                                                 8,839,610
                                              ------------
            AUTO/TRUCK --
            REPLACEMENT EQUIPMENT -- 0.3%
    38,000  Standard Motor Products, Inc....       857,375
    41,225  Wynn's International, Inc.......     1,314,047
                                              ------------
                                                 2,171,422
                                              ------------
            AUTOMOTIVE -- 0.0%
    10,300  Polaris Industries, Inc.........       314,794
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            BANKING -- 1.3%
    57,800  BancorpSouth, Inc...............  $  2,731,049
    50,900  CNB Bancshares, Inc.............     2,452,743
    42,900  Commerce Bancorp, Inc...........     2,187,900
    57,200  Hubco, Inc......................     2,237,950
     7,500  Irwin Financial Corp............       314,063
                                              ------------
                                                 9,923,705
                                              ------------
            BANKING & FINANCE -- 0.2%
    44,400  Capmac Holdings, Inc............     1,542,900
                                              ------------
            BANKS -- NORTHEAST -- 0.4%
    72,600  First Commonwealth Financial....     2,545,538
    21,800  Sterling Bancorp................       523,200
                                              ------------
                                                 3,068,738
                                              ------------
            BANKS -- SOUTHEAST -- 0.3%
     5,300  Colonial Bancgroup, Inc.........       182,519
    62,300  F & M National Corp.............     2,137,669
                                              ------------
                                                 2,320,188
                                              ------------
            BROADCASTING/CABLE -- 0.5%
    53,500  BET Holdings, Inc.*.............     2,922,438
    12,000  Gray Communications Systems,
            Inc.............................       315,000
    35,600  Spelling Entertainment Group*...       249,200
                                              ------------
                                                 3,486,638
                                              ------------
            BUILDING -- 0.9%
    65,400  Calmat Co.......................     1,823,025
    62,400  Centex Construction Products,
            Inc.............................     1,879,800
    40,800  Dravo Corp.*....................       448,800
    32,700  Lone Star Industries, Inc.......     1,737,188
    15,500  Puerto Rican Cement Co..........       777,906
                                              ------------
                                                 6,666,719
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.4%
    11,200  Ameron International Corp.......       708,400
    37,050  Elcor Corp......................       889,200
    11,600  International Aluminum Co.......       362,500
    32,800  Nortek, Inc.*...................       871,250
    44,000  Robertson-Ceco Corp.*...........       429,000
                                              ------------
                                                 3,260,350
                                              ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.5%
    24,600  Dycom Industries, Inc.*.........       530,438
   143,000  Morrison Knudsen Corp.*.........     1,394,250
    37,700  Stone & Webster, Inc............     1,767,187
                                              ------------
                                                 3,691,875
                                              ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.2%
    57,800  ABM Industries Inc..............     1,766,513
                                              ------------
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES -- 0.5%
    30,500  Cavalier Homes, Inc.............       297,375
    45,100  Coachmen Industries, Inc........       972,468
    28,600  Skyline Corp....................       786,500

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES (CONTINUED)
    24,400  Thor Industries, Inc............  $    837,225
    68,900  Winnebago Industries, Inc.......       611,488
                                              ------------
                                                 3,505,056
                                              ------------
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 1.0%
    21,000  Beazer Homes USA, Inc.*.........       418,688
    19,600  Continental Home Holding Corp...       788,900
   107,000  Kaufman & Broad Home Corp.......     2,400,812
    23,900  M/I Schottenstein Homes,
            Inc.*...........................       448,125
    52,900  MDC Holdings, Inc...............       796,806
    44,800  Ryland Group, Inc...............     1,058,400
    84,500  Standard-Pacific Corp...........     1,330,875
                                              ------------
                                                 7,242,606
                                              ------------
            BUILDING PRODUCTS -- 0.1%
    33,760  Republic Gypsum Co..............       552,820
                                              ------------
            BUILDING PRODUCTS -- AIR CONDITIONING/
            HEAT -- 0.2%
    24,100  Mestek, Inc.*...................       451,875
    41,975  Watsco, Inc.....................     1,036,258
                                              ------------
                                                 1,488,133
                                              ------------
            BUILDING PRODUCTS -- DOORS & TRUSSES -- 0.1%
   103,900  Premdor, Inc.*..................       961,075
                                              ------------
            BUILDING PRODUCTS -- LIGHTING/FIXTURES -- 0.1%
    45,000  Thomas Industries, Inc..........       888,750
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.3%
    59,900  Hughes Supply, Inc..............     2,092,756
                                              ------------
            BUSINESS INFORMATION -- 0.6%
    17,000  Duff & Phelps Credit Rating
            Co..............................       690,625
    60,800  Metromail Corp.*................     1,086,800
    68,800  Primark Corp.*..................     2,799,300
                                              ------------
                                                 4,576,725
                                              ------------
            BUSINESS SERVICES -- 1.3%
    72,600  ADVO, Inc.*.....................     1,415,700
    52,400  Caribiner International,
            Inc.*...........................     2,331,800
    38,300  Fair Issac & Co., Inc...........     1,275,869
    61,700  Franklin Covey Co.*.............     1,357,400
   101,200  Interim Services, Inc.*.........     2,618,549
    17,100  Union Corp.*....................       537,581
                                              ------------
                                                 9,536,899
                                              ------------
            CAPITAL GOODS -- 0.1%
    18,600  Watts Industries Inc Class A....       526,613
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 0.6%
    44,222  B.F. Goodrich Co................     1,832,470
    60,700  ChemFirst, Inc..................     1,714,775
    57,413  Schawk, Inc., Class A...........       645,896
                                              ------------
                                                 4,193,141
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            CHEMICALS -- PLASTIC -- 0.7%
    68,300  Geon Co.........................  $  1,596,513
    76,600  Spartech Corp...................     1,158,575
    34,945  Tredegar Industries, Inc........     2,302,001
                                              ------------
                                                 5,057,089
                                              ------------
            CHEMICALS -- SPECIALTY -- 1.1%
    55,600  Bush Boake Allen, Inc.*.........     1,456,025
    28,500  Chemed Corp.....................     1,180,969
    38,600  LeaRonal, Inc...................       907,100
    67,200  Lilly Industries, Inc...........     1,386,000
    30,300  McWhorter Technologies, Inc.*...       780,225
   137,000  NL Industries, Inc.*............     1,866,624
    18,500  Oil-Dri Corp....................       305,250
                                              ------------
                                                 7,882,193
                                              ------------
            COAL -- 0.2%
    85,300  Zeigler Coal Holding Co.........     1,391,456
                                              ------------
            COMMERCIAL SERVICES -- 0.4%
    20,300  Affiliated Computer Services --
            Class A*........................       534,144
    10,800  CDI Corp.*......................       494,100
    11,400  Norrell Corp....................       226,575
    19,800  NOVA Corp.*.....................       495,000
    86,700  Paymentech, Inc.*...............     1,278,825
                                              ------------
                                                 3,028,644
                                              ------------
            COMPUTER SOFTWARE -- 1.8%
    60,700  Bell & Howell Co.*..............     1,468,181
   210,000  Computervision Corp.*...........       800,625
    60,000  Excalibur Technologies Corp.*...       513,750
    17,100  Factset Research Systems*.......       525,825
   129,500  Learning Co., Inc.*.............     2,080,093
    44,900  Media 100, Inc.*................       224,500
    87,000  Microprose, Inc.*...............       190,313
    18,300  National Data Corp..............       661,088
   135,000  Physician Computer Network,
            Inc.*...........................       540,000
    68,400  Platinum Software, Inc.*........       803,700
    29,400  Project Software & Development,
            Inc.*...........................       690,900
    25,100  Rainbow Technologies, Inc.*.....       727,900
    15,800  Software Spectrum, Inc.*........       187,625
    88,500  SPS Transaction Services,
            Inc.*...........................     1,996,780
    41,200  State of the Art, Inc.*.........       669,500
   114,300  Vanstar Corp.*..................     1,293,019
    27,700  Vmark Software, Inc.*...........       221,600
                                              ------------
                                                13,595,399
                                              ------------
            COMPUTERS -- GRAPHICS -- 0.1%
   105,366  Chyron Corp.*...................       467,562
    19,200  STB Systems, Inc.*..............       422,400
                                              ------------
                                                   889,962
                                              ------------
            COMPUTERS -- INTEGRATED SYSTEMS -- 0.3%
    90,200  Cerner Corp.*...................     1,905,475
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            COMPUTERS -- MEMORY DEVICES -- 0.3%
    68,911  Applied Magnetics Corp.*........  $    766,635
    49,300  Hutchinson Technology, Inc.*....     1,078,438
    49,400  Syquest Technology, Inc.*.......       165,181
                                              ------------
                                                 2,010,254
                                              ------------
            COMPUTERS -- MICRO -- 0.2%
   105,700  Data General Corp.*.............     1,843,144
                                              ------------
            COMPUTERS -- OPTICAL RECOGNITION -- 0.2%
    54,200  BancTec, Inc.*..................     1,453,238
                                              ------------
            COMPUTERS -- PERIPHERAL EQUIPMENT -- 0.8%
    35,700  Analogic Corp...................     1,356,599
    35,550  Davox Corp.*....................     1,159,819
    31,100  ENCAD, Inc.*....................       855,250
    24,300  MICROS Systems, Inc.*...........     1,093,500
    69,500  Mylex Corp.*....................       625,500
    28,500  Par Technology Corp.*...........       258,281
    24,200  Printronix, Inc.*...............       409,888
    12,462  TransAct Technologies, Inc.*....       138,640
    12,400  Tridex Corp.*...................        60,450
                                              ------------
                                                 5,957,927
                                              ------------
            COMPUTERS -- SERVICES -- 1.1%
    61,800  Analysts International Corp.....     2,132,099
    24,500  Broadway & Seymour, Inc.*.......       235,813
    20,400  BTG, Inc.*......................       201,450
    64,950  Computer Horizons Corp.*........     2,922,749
    57,600  Computer Task Group, Inc........     2,048,400
   106,300  PSINet, Inc.*...................       544,788
                                              ------------
                                                 8,085,299
                                              ------------
            CONSUMER GOODS & SERVICES -- 0.2%
   102,100  Carter-Wallace Inc..............     1,722,938
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.6%
    61,200  Department 56, Inc.*............     1,759,499
    49,900  Ekco Group, Inc.*...............       386,725
    21,300  Jostens, Inc....................       491,231
    60,600  Mikasa, Inc.....................       882,488
    47,550  Oneida, Ltd.....................     1,268,991
                                              ------------
                                                 4,788,934
                                              ------------
            CONTAINERS -- METAL & GLASS -- 0.3%
    37,400  United States Can Corp.*........       631,125
    43,700  Zero Corp.......................     1,294,613
                                              ------------
                                                 1,925,738
                                              ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.3%
    77,300  ACX Technologies, Inc.*.........     1,889,019
                                              ------------
            COSMETICS & TOILETRIES -- 0.4%
   143,000  Playtex Products, Inc.*.........     1,465,750
    54,400  Windmere-Durable Holding,
            Inc.............................     1,227,400
                                              ------------
                                                 2,693,150
                                              ------------
            DATA PROCESSING & REPRODUCTION -- 0.2%
    67,700  Pegasystems, Inc.*..............     1,366,694
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            DIVERSIFIED -- 1.7%
    41,850  Allied Products Corp............  $  1,004,400
    29,400  Bairnco Corp....................       292,163
    45,600  Clarcor, Inc....................     1,350,900
    17,700  Craig Corp.*....................       359,531
    90,800  Gencorp, Inc....................     2,269,999
    95,700  Griffon Corp.*..................     1,399,613
    52,850  Manitowoc Co., Inc..............     1,717,625
    19,500  Nashua Corp.*...................       229,125
    41,500  Standex International Corp......     1,462,875
    99,300  Triarc Cos., Inc.*..............     2,705,924
                                              ------------
                                                12,792,155
                                              ------------
            ELECTRICAL & ELECTRONIC -- 0.4%
    22,800  Ametek, Inc.....................       615,600
    28,500  Berg Electronics Corp.*.........       648,375
    39,000  Integrated Process Equipment*...       614,250
     9,600  MDU Resources Group, Inc........       303,600
    28,500  MEMC Electronic Materials,
            Inc.*...........................       434,625
                                              ------------
                                                 2,616,450
                                              ------------
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 1.4%
    60,800  Cypress Semiconductor Corp.*....       516,800
    70,600  Dallas Semi-Conductors Corp.....     2,876,949
    65,800  General Semiconductor, Inc.*....       760,813
    34,100  Integrated Circuit Systems,
            Inc.*...........................       971,850
    84,300  PMC-Sierra, Inc.*...............     2,613,299
    66,200  Unitrode Corp.*.................     1,423,300
    65,900  Zilog, Inc.*....................     1,256,219
                                              ------------
                                                10,419,230
                                              ------------
            ELECTRICAL EQUIPMENT -- 0.3%
     8,800  C&D Technologies, Inc...........       424,600
    39,600  United Illuminating Co..........     1,819,125
                                              ------------
                                                 2,243,725
                                              ------------
            ELECTRONIC -- MANUFACTURING &
            MACHINERY -- 0.5%
    55,300  Kulicke & Soffa Industries,
            Inc.*...........................     1,029,963
    40,800  PRI Automation, Inc.*...........     1,178,100
    34,600  SpeedFam International, Inc.*...       916,900
    27,600  Watkins-Johnson Co..............       715,875
                                              ------------
                                                 3,840,838
                                              ------------
            ELECTRONIC -- MILITARY  -- 0.1%
    34,800  ESCO Electronics Corp.*.........       587,250
    36,100  United Industrial Corp..........       392,588
                                              ------------
                                                   979,838
                                              ------------
            ELECTRONIC -- MISCELLANEOUS
            COMPONENTS -- 2.1%
    24,100  ACT Manufacturing, Inc.*........       340,413
    67,300  BMC Industries, Inc.............     1,085,213
    46,800  California Amplifier, Inc.*.....        99,450
    64,900  Computer Products, Inc.*........     1,468,362
    44,256  CTS Corp........................     1,413,425
    24,100  Del Global Technologies
            Corp.*..........................       241,000

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            ELECTRONIC -- MISCELLANEOUS COMPONENTS
            (CONTINUED)
    30,900  Hadco Corp.*....................  $  1,398,225
    34,200  Innovex, Inc....................       784,463
    56,700  Littlefuse, Inc.*...............     1,410,413
    61,300  Oak Industries, Inc.*...........     1,819,843
    47,500  OEA, Inc........................     1,374,531
    37,700  Park Electrochemical Corp.......     1,069,738
    68,600  Photronics Corp.*...............     1,663,549
    35,200  Plexus Corp.*...................       523,600
    23,500  RadiSys Corp.*..................       875,375
    17,900  Reptron Electronics, Inc.*......       185,713
                                              ------------
                                                15,753,313
                                              ------------
            ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.3%
    29,400  Cable Design Technologies*......     1,142,925
    35,100  International Rectifier
            Corp.*..........................       414,619
    31,400  Technitrol Inc..................       942,000
                                              ------------
                                                 2,499,544
                                              ------------
            ELECTRONIC MEASURING MACHINES -- 0.5%
    58,200  Fluke Corp......................     1,516,838
    78,300  Genrad, Inc.*...................     2,363,680
    32,500  Microtest, Inc.*................       150,313
                                              ------------
                                                 4,030,831
                                              ------------
            ELECTRONIC PARTS -- DISTRIBUTION -- 0.6%
    29,418  Bell Industries, Inc.*..........       404,498
    74,900  Kent Electronics Corp.*.........     1,881,862
    51,500  Marshall Industries*............     1,545,000
    29,200  Nu Horizons Electronics
            Corp.*..........................       182,500
    23,501  Sterling Electronics Corp.*.....       490,583
                                              ------------
                                                 4,504,443
                                              ------------
            ELECTRONIC PRODUCTS -- MISCELLANEOUS -- 0.7%
    43,900  Aeroflex, Inc.*.................       384,125
    23,500  American Precision
            Industries*.....................       489,094
    31,300  Electronic Retailing Systems
            International, Inc.*............       136,938
    26,400  Franklin Electronic Publishers,
            Inc.*...........................       330,000
    31,700  Kollmorgen Corp.................       580,506
    27,500  Kopin Corp.*....................       462,344
    80,600  MagneTek, Inc.*.................     1,571,700
    43,100  Recoton Corp.*..................       581,850
    19,700  SL Industries, Inc..............       232,706
    25,300  Three-Five Systems, Inc.*.......       417,450
                                              ------------
                                                 5,186,713
                                              ------------
            ENERGY -- ALTERNATIVE SOURCES -- 0.1%
    33,600  Trigen Energy Corp..............       663,600
                                              ------------
            ENGINEERING -- RESEARCH & DEVELOPMENT
            SERVICES -- 0.1%
    17,800  Corrpro Companies, Inc.*........       262,550
    26,490  URS Corp.*......................       412,251
                                              ------------
                                                   674,801
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            ENTERTAINMENT -- 0.1%
    19,200  Vail Resorts, Inc.*.............  $    498,000
                                              ------------
            FERTILIZERS -- 0.2%
    63,636  Mississippi Chemical Corp.......     1,161,357
                                              ------------
            FINANCE -- 1.1%
    20,000  Aames Financial Corp............       258,750
    31,000  CB Commercial Real Estate
            Services Group, Inc.*...........       997,813
    41,700  Everen Capital Corp.............     1,980,750
   109,100  Imperial Credit Industries,
            Inc.*...........................     2,236,549
    39,500  National Discount Brokers
            Group*..........................       525,844
    14,100  Oppenheimer Capital, L.P........       426,525
     7,500  Trans Financial, Inc............       291,563
    75,100  United Cos. Financial Corp......     1,164,050
                                              ------------
                                                 7,881,844
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.4%
   123,500  Arcadia Financial Ltd.*.........       918,531
    45,400  Student Loan Corp...............     2,241,625
                                              ------------
                                                 3,160,156
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 1.8%
    28,200  Advest Group, Inc...............       696,188
    38,750  Inter-Regional Financial Group,
            Inc.............................     2,673,749
    17,900  Interstate/Johnson Lane, Inc....       474,350
    69,800  Jefferies Group, Inc............     2,857,437
    59,300  McDonald & Co. Investments,
            Inc.............................     1,682,638
   100,325  Morgan Keegan, Inc..............     2,539,476
    61,500  Piper Jaffray Cos., Inc.........     2,240,906
                                              ------------
                                                13,164,744
                                              ------------
            FINANCIAL -- INVESTMENT MANAGEMENT
            COS. -- 0.5%
    26,400  Atlanta Sosnoff Capital Corp....       316,800
   107,300  Insignia Financial Group,
            Inc.*...........................     2,467,900
   144,500  Phoenix Duff & Phelps Corp......     1,156,000
                                              ------------
                                                 3,940,700
                                              ------------
            FINANCIAL -- LEASING COMPANY -- 0.6%
    36,200  DVI, Inc.*......................       669,700
    81,250  Interpool, Inc..................     1,203,516
    92,930  National Auto Credit, Inc.*.....       493,691
   123,100  Rollins Truck Leasing Corp......     2,200,412
                                              ------------
                                                 4,567,319
                                              ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 0.2%
    13,600  Hallwood Group, Inc.*...........       506,600
    20,200  Stewart Information Services
            Corp............................       585,800
    28,500  Transmedia Network, Inc.........       147,844
                                              ------------
                                                 1,240,244
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 1.9%
    83,475  Commercial Federal Corp.........     2,968,579
    87,130  Downey Financial Corp...........     2,477,759
    25,826  First Republic Bancorp, Inc.*...       824,818
    50,650  Firstbank Puerto Rico...........     1,725,266

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            FINANCIAL -- SAVINGS & LOAN (CONTINUED)
    34,700  Firstfed Financial Corp.*.......  $  1,344,625
    69,033  New York Bancorp, Inc...........     2,739,746
    18,100  PonceBank.......................       341,638
    80,273  Westcorp........................     1,354,607
                                              ------------
                                                13,777,038
                                              ------------
            FINANCIAL -- SMALL BUSINESS INVESTMENT
            CO. & COMMERCIAL -- 0.5%
    61,200  PEC Israel Economic Corp.*......     1,323,450
    82,000  Safeguard Scientifics, Inc......     2,572,750
                                              ------------
                                                 3,896,200
                                              ------------
            FOOD & HOUSEHOLD PRODUCTS -- 0.1%
    12,300  Dominick's Supermarkets,
            Inc.*...........................       448,950
                                              ------------
            FOOD -- DIVERSIFIED -- 0.5%
    54,400  Earthgrains Co..................     2,556,800
    41,500  Smucker (J.M.) Co...............       954,500
                                              ------------
                                                 3,511,300
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    50,600  International Multi-Foods
            Corp............................     1,432,613
                                              ------------
            FOOD -- MEAT PRODUCTS -- 0.4%
    85,600  Hudson Foods, Inc., Class A.....     1,760,150
    77,500  Pilgrim's Pride Corp............     1,206,094
                                              ------------
                                                 2,966,244
                                              ------------
            FOOD PRODUCTS -- 90.1%
     8,000  Suiza Foods Corp.*..............       476,500
                                              ------------
            FURNITURE -- 0.3%
    40,387  Bush Industries, Inc............     1,050,062
    16,800  Chromcraft Revington, Inc.*.....       537,600
    36,250  Rowe Furniture Corp.............       290,000
    24,900  Shelby Williams Industries,
            Inc.............................       410,850
                                              ------------
                                                 2,288,512
                                              ------------
            GLASS PRODUCTS -- 0.2%
    43,800  Libbey, Inc.....................     1,658,925
                                              ------------
            HEALTH CARE -- 0.8%
    47,600  Apria Healthcare Group, Inc.*...       639,625
    23,700  Harborside Health*..............       468,075
    40,800  Orthodontic Centers of
            America*........................       678,300
   165,400  Paracelsus Health*..............       558,225
   142,692  Paragon Health Network*.........     2,791,412
    23,100  Renal Treatment Centers,
            Inc.*...........................       834,488
                                              ------------
                                                 5,970,125
                                              ------------
            HOTELS & LODGING -- 1.0%
     9,200  Capstar Hotel Co.*..............       315,675
    84,450  Marcus Corp.....................     1,557,047
   107,500  Prime Hospitality Corp.*........     2,190,312
    79,900  Red Roof Inns, Inc.*............     1,223,469
    54,000  Wyndham Hotel*..................     2,180,250
                                              ------------
                                                 7,466,753
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            HOUSEHOLD PRODUCTS -- 0.0%
     7,100  La-Z-Boy Inc....................  $    306,188
                                              ------------
            INDUSTRIAL -- AUTOMOTIVE/ROBOTICS -- 0.4%
    28,400  Esterline Technologies Corp.*...     1,022,400
    76,000  Gerber Scientific, Inc..........     1,510,500
    35,500  Medar, Inc.*....................       190,813
                                              ------------
                                                 2,723,713
                                              ------------
            INDUSTRIAL GOODS & SERVICES -- 0.5%
    63,800  Genl Chemical...................     1,706,650
    25,500  Terra Industries Inc............       333,094
    77,400  U S Rentals, Inc.*..............     1,818,900
                                              ------------
                                                 3,858,644
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.2%
     9,400  Flowserve Corp..................       262,613
    39,600  Pacific Scientific Co...........       950,400
                                              ------------
                                                 1,213,013
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.6%
    33,600  Dionex Corp.*...................     1,688,400
    50,300  Dynatech Corp.*.................     2,357,813
    31,700  EG&G, Inc.......................       659,756
                                              ------------
                                                 4,705,969
                                              ------------
            INSURANCE -- 1.7%
    77,300  Allied Group, Inc...............     2,212,713
    29,855  Amerus Life Holdings Inc........     1,100,887
    50,200  CNA Surety Corp.*...............       774,963
    32,900  Highlands Insurance Group*......       933,538
    62,900  Lasalle Re Holdings Ltd.........     2,225,087
    43,100  Mid Atlantic Medical Services,
            Inc.*...........................       549,525
    46,900  NAC Re Corp.....................     2,289,305
    62,500  Nationwide Financial Services...     2,257,812
     9,100  PXRE Corp.......................       302,006
                                              ------------
                                                12,645,836
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.4%
    54,200  Penncorp Financial Group,
            Inc.............................     1,934,263
    25,550  RLI Corp........................     1,272,709
                                              ------------
                                                 3,206,972
                                              ------------
            INSURANCE -- BROKERS -- 0.6%
    58,500  Arthur J. Gallagher & Co........     2,014,593
    43,300  Blanch (E.W.) Holdings, Inc.....     1,491,144
    43,800  Hilb, Rogal & Hamilton Co.......       845,888
                                              ------------
                                                 4,351,625
                                              ------------
            INSURANCE -- LIFE -- 1.5%
   111,700  American Annuity Group, Inc.....     2,457,400
    45,100  American Heritage Life
            Investment Corp.................     1,623,600
    51,510  Delphi Financial Group*.........     2,317,950
    76,800  John Alden Financial Corp.......     1,843,200
    41,800  Life Re Corp....................     2,724,837
                                              ------------
                                                10,966,987
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            INSURANCE -- MULTI-LINE -- 1.3%
    46,500  Enhance Financial Services
            Group, Inc......................  $  2,766,749
    62,100  FBL Financial Group Inc., Class
            A...............................     2,491,763
    51,600  Fidelity National Financial,
            Inc.............................     1,606,047
   100,000  Mutual Risk Management Ltd......     2,993,749
                                              ------------
                                                 9,858,308
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 2.7%
    49,600  Acceptance Insurance Cos.*......     1,199,700
    42,200  Capital Re Corp.................     2,619,037
    32,600  Executive Risk, Inc.............     2,275,887
    37,300  First American Financial
            Corp............................     2,755,537
    77,380  Frontier Insurance Group,
            Inc.............................     1,770,068
    93,500  HCC Insurance Holdings, Inc.....     1,986,875
    39,100  MMI Cos., Inc...................       982,388
    33,400  Nymagic, Inc....................       920,588
    16,392  USF&G Corp......................       361,643
    49,050  Vesta Insurance Group, Inc......     2,912,343
    58,300  Zenith National Insurance Co....     1,501,225
                                              ------------
                                                19,285,291
                                              ------------
            LASERS -- SYSTEMS/COMPONENTS -- 0.4%
    27,900  Coherent, Inc.*.................       979,988
    12,700  Cyberoptics Corp.*..............       288,925
    28,600  Electro Scientific Industries,
            Inc.*...........................     1,086,800
    37,800  VISX, Inc.*.....................       836,325
                                              ------------
                                                 3,192,038
                                              ------------
            LEISURE -- 0.0%
    20,900  Coleman*........................       335,706
                                              ------------
            LEISURE & RECREATION PRODUCTS -- 0.5%
    25,200  Coastcast Corp.*................       349,650
    38,000  Huffy Corp......................       513,000
    47,530  K2, Inc.........................     1,081,308
    76,400  Sturm, Ruger & Co., Inc.........     1,408,625
                                              ------------
                                                 3,352,583
                                              ------------
            LEISURE & RECREATION SERVICES -- 0.3%
    32,100  Carmike Cinemas, Inc.*..........       920,869
   314,300  Cineplex Odeon Corp.*...........       392,875
    22,300  GC Cos., Inc.*..................     1,056,462
                                              ------------
                                                 2,370,206
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.9%
   129,900  Aztar Corp.*....................       811,875
   173,400  Boyd Gaming Corp.*..............     1,148,775
   121,550  Grand Casinos, Inc.*............     1,656,119
    27,900  Harveys Casino Resorts*.........       578,925
    25,300  Jackpot Enterprises, Inc........       286,206
    26,400  Midway Games, Inc.*.............       480,150
    46,200  Showboat, Inc...................     1,357,125
    68,700  Trump Hotels & Casino Resorts,
            Inc.*...........................       459,431
                                              ------------
                                                 6,778,606
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            LINEN SUPPLY & RELATED -- 0.3%
    26,000  Angelica Corp...................  $    588,250
    58,200  Unifirst Corp...................     1,633,238
                                              ------------
                                                 2,221,488
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.5%
    37,700  Applied Power, Inc..............     2,601,300
    23,600  Brown & Sharpe Manufacturing
            Co.*............................       240,425
    30,400  Gleason Corp....................       818,900
                                              ------------
                                                 3,660,625
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.4%
    14,600  Christiana Cos., Inc.*..........       578,525
    55,400  CMI Corp., Class A..............       287,388
    44,050  Commercial Intertech Corp.......       914,038
    40,600  Terex Corp.*....................       954,099
                                              ------------
                                                 2,734,050
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.2%
    40,157  Kuhlman Corp....................     1,571,143
                                              ------------
            MACHINERY -- FARM -- 0.1%
    27,400  Alamo Group Inc.................       594,238
                                              ------------
            MACHINERY -- GENERAL INDUSTRIAL -- 1.3%
    40,500  Chart Industries, Inc...........       923,906
    64,400  Global Industrial Technologies,
            Inc.*...........................     1,090,775
    49,325  Graco, Inc......................     1,840,438
    65,025  Idex Corp.......................     2,267,746
    23,700  Katy Industries, Inc............       482,888
   101,266  Paxar Corp.*....................     1,500,003
    29,800  Scotsman Industries, Inc........       728,238
    10,100  Sequa Corp., Class B*...........       747,400
     7,400  Twin Disc, Inc..................       242,350
                                              ------------
                                                 9,823,744
                                              ------------
            MACHINERY -- MATERIAL HANDLING -- 0.4%
    62,600  Interlake Corp.*................       293,438
    23,700  Nacco Industries, Inc...........     2,540,343
                                              ------------
                                                 2,833,781
                                              ------------
            MANUFACTURING -- CAPITAL GOODS -- 0.1%
    17,200  Imation Corp.*..................       275,200
    21,300  Roper Industries, Inc...........       601,725
                                              ------------
                                                   876,925
                                              ------------
            MATERIALS -- 0.1%
    17,600  Longview Fibre Co...............       267,300
     7,500  OM Group, Inc...................       274,688
                                              ------------
                                                   541,988
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    41,600  Diagnostic Products Corp........     1,154,400
    52,889  Molecular Biosystems, Inc.*.....       449,557
                                              ------------
                                                 1,603,957
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            MEDICAL -- BIOTECHNOLOGY -- 0.1%
    29,800  Cryolife, Inc.*.................  $    406,025
                                              ------------
            MEDICAL -- DRUGS -- 0.3%
    65,400  Alpharma, Inc...................     1,422,450
    42,060  Vitalink Pharmacy Services,
            Inc.*...........................     1,014,698
                                              ------------
                                                 2,437,148
                                              ------------
            MEDICAL -- HEALTH MEDICAL
            ORGANIZATION -- 0.5%
    41,200  PHP Healthcare Corp.*...........       620,575
    53,500  Sierra Health Services, Inc.*...     1,798,938
    41,400  United Wisconsin Services,
            Inc.............................     1,066,050
                                              ------------
                                                 3,485,563
                                              ------------
            MEDICAL -- HOSPITAL -- 0.4%
    45,200  Healthplan Services Corp........       949,200
    46,900  Pediatrix Medical Group,
            Inc.*...........................     2,004,975
                                              ------------
                                                 2,954,175
                                              ------------
            MEDICAL -- HOSPITAL MANAGEMENT &
            SERVICES -- 0.0%
    82,100  Physicians Resource Group,
            Inc.*...........................       359,188
                                              ------------
            MEDICAL -- HOSPITAL SERVICES -- 0.3%
    26,700  Magellan Health Services,
            Inc.*...........................       574,050
    89,400  Quest Diagnostics, Inc.*........     1,508,625
                                              ------------
                                                 2,082,675
                                              ------------
            MEDICAL -- NURSING HOMES -- 0.2%
    58,100  Integrated Health Services,
            Inc.............................     1,811,994
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.6%
   126,900  Coram Healthcare Corp.*.........       428,288
    78,700  Genesis Health Ventures,
            Inc.*...........................     2,075,713
   165,100  NovaCare, Inc.*.................     2,156,618
                                              ------------
                                                 4,660,619
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.1%
    35,300  Bindley Western Industries,
            Inc.............................     1,089,888
                                              ------------
            MEDICAL EQUIPMENT & SUPPLIES -- 0.0%
    27,700  Oakley, Inc.*...................       251,031
                                              ------------
            MEDICAL INSTRUMENTS -- 0.5%
    84,700  Acuson Corp.*...................     1,402,844
    46,560  Elscint, Ltd.*..................       372,480
    72,690  Graham-Field Health Products,
            Inc.*...........................     1,213,014
    38,800  OEC Medical Systems, Inc.*......       773,575
                                              ------------
                                                 3,761,913
                                              ------------
            MEDICAL PRODUCTS -- 0.5%
    45,800  BEC Group, Inc.*................       271,938
    83,200  Haemonetics Corp.*..............     1,164,800
    24,800  Maxxim Medical, Inc.*...........       539,400
    96,200  Owens & Minor, Inc..............     1,394,900
                                              ------------
                                                 3,371,038
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            MEDICAL SUPPLIES -- 0.1%
    22,700  Sola International, Inc.*.......  $    737,750
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 0.8%
    82,000  Ballard Medical Products........     1,988,500
    35,500  Cooper Cos, Inc.*...............     1,451,063
    57,100  Sunrise Medical, Inc.*..........       881,481
    50,000  West Co., Inc...................     1,487,500
                                              ------------
                                                 5,808,544
                                              ------------
            METAL -- GOLD -- 0.2%
   107,800  Agnico-Eagle Mines, Ltd.........       586,163
    73,800  Glamis Gold, Ltd................       272,138
   148,100  Hecla Mining Co.*...............       731,243
                                              ------------
                                                 1,589,544
                                              ------------
            METAL -- IRON -- 0.4%
    34,000  Cleveland Cliffs, Inc...........     1,557,625
   125,300  National Steel Corp.*...........     1,448,781
                                              ------------
                                                 3,006,406
                                              ------------
            METAL -- MISCELLANEOUS -- 0.3%
    47,200  Brush Wellman, Inc..............     1,156,400
    21,400  Tremont Corp.*..................     1,118,150
         1  Zemex Corp.*....................             1
                                              ------------
                                                 2,274,551
                                              ------------
            METAL -- NON-FERROUS -- 0.2%
   131,400  Kaiser Aluminum Corp.*..........     1,157,963
                                              ------------
            METAL -- PROCESSING & FABRICATION -- 0.7%
    25,000  Amcast Industrial Corp..........       573,438
    26,300  Ampco-Pittsburgh Corp...........       514,494
    29,200  Chase Industries, Inc.*.........       744,600
    44,533  Commercial Metals Co............     1,405,572
    24,600  Huntco, Inc., Class A...........       415,125
     6,000  Mueller Industries, Inc.*.......       354,000
    41,100  Wolverine Tube, Inc.*...........     1,274,100
                                              ------------
                                                 5,281,329
                                              ------------
            METAL -- SILVER -- 0.1%
    63,400  Coeur d'Alene Mines Corp.*......       570,600
   516,672  Sunshine Mining & Refining
            Co.*............................       516,672
                                              ------------
                                                 1,087,272
                                              ------------
            METAL PRODUCTS -- DISTRIBUTION -- 0.4%
    53,925  Applied Industrial Technology,
            Inc.............................     1,442,493
    45,450  Reliance Steel & Aluminum Co....     1,352,138
                                              ------------
                                                 2,794,631
                                              ------------
            METAL PRODUCTS -- FASTENERS -- 0.3%
    34,500  SPS Technologies, Inc.*.........     1,505,062
    13,800  TransTechnology Corp............       390,713
                                              ------------
                                                 1,895,775
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            OFFICE AUTOMATION & EQUIPMENT -- 0.3%
    17,000  Daisytek International Corp.*...  $    590,750
    34,300  In Focus Systems, Inc.*.........     1,041,863
     9,200  Standard Register Co............       319,700
                                              ------------
                                                 1,952,313
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.7%
    46,600  American Business Products,
            Inc.............................     1,007,725
    29,700  BT Office Products
            International*..................       230,175
    31,500  CSS Industries, Inc.*...........     1,004,063
    46,700  Ennis Business Forms, Inc.......       431,975
    43,400  Hunt Manufacturing Corp.........     1,028,038
    42,500  New England Business Service,
            Inc.............................     1,434,374
                                              ------------
                                                 5,136,350
                                              ------------
            OIL & GAS -- 0.1%
     9,600  Barrett Resources Corp.*........       290,400
     5,400  Seacor Holdings, Inc.*..........       325,350
                                              ------------
                                                   615,750
                                              ------------
            OIL & GAS -- DRILLING -- 0.4%
   180,200  Parker Drilling Co.*............     2,196,188
    89,020  Zapata Corp.....................       600,885
                                              ------------
                                                 2,797,073
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.5%
    88,400  Aquila Gas Pipeline Corp........     1,138,150
   101,200  Kaneb Services, Inc.*...........       524,975
     7,900  Northern Border Partners,
            L.P.............................       268,600
    80,000  Western Gas Resources, Inc......     1,770,000
                                              ------------
                                                 3,701,725
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 2.5%
    66,000  Berry Petroleum Co..............     1,150,875
    68,700  Cabot Oil & Gas Corp............     1,335,356
    75,700  Cross Timers Oil Co.............     1,887,769
    53,000  HS Resources, Inc.*.............       732,063
    71,900  KCS Energy, Inc.................     1,491,925
    83,600  Louis Dreyfus Natural Gas*......     1,562,275
    97,700  Newfield Exploration Co.*.......     2,277,630
    32,000  Nuevo Energy Co.*...............     1,304,000
    86,000  Snyder Oil Corp.................     1,569,500
    36,000  Stone Energy Corp.*.............     1,206,000
    50,036  Swift Energy Co.*...............     1,053,883
   103,800  Vintage Petroleum, Inc..........     1,972,199
    77,400  Wainoco Oil Corp.*..............       614,363
    24,700  Wiser Oil Co....................       348,888
                                              ------------
                                                18,506,726
                                              ------------
            OIL -- U.S. INTEGRATED -- 0.1%
    13,600  Howell Corp.....................       235,450
    26,100  USX-Delhi Group.................       535,050
                                              ------------
                                                   770,500
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT  -- 0.1%
    51,300  Daniel Industries, Inc..........       987,525
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            OIL REFINING -- 0.7%
    38,100  Getty Realty Corp...............  $    842,963
    33,500  Giant Industries, Inc...........       636,500
   107,900  Quaker State Corp...............     1,537,575
    80,600  Tesoro Petroleum Corp.*.........     1,249,300
    21,600  Tokheim Corp.*..................       446,850
    37,050  World Fuel Services Corp........       778,050
                                              ------------
                                                 5,491,238
                                              ------------
            OIL-FIELD SERVICES -- 0.6%
    72,600  Oceaneering International,
            Inc.*...........................     1,433,850
    87,600  RPC Energy Services, Inc........     1,034,775
    64,600  Seitel, Inc.*...................     1,106,275
    73,800  Unit Corp.*.....................       710,325
                                              ------------
                                                 4,285,225
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.2%
     6,500  Buckeye Technologies, Inc.*.....       300,625
     8,000  Chesapeake Corp.................       275,000
    35,100  Paragon Trade Brands, Inc.*.....       451,913
    38,700  Pope & Talbot, Inc..............       582,918
                                              ------------
                                                 1,610,456
                                              ------------
            PHOTOGRAPHY -- 0.1%
    39,900  CPI Corp........................       902,738
                                              ------------
            POLLUTION CONTROL -- 0.9%
   114,700  Calgon Carbon Corp..............     1,233,025
    61,300  Dames & Moore, Inc..............       812,225
    34,700  Imco Recycling, Inc.............       557,369
   171,400  Laidlaw Environmental Services,
            Inc.*...........................       835,575
    51,100  Lydall, Inc.*...................       996,450
    76,600  OHM Corp.*......................       584,075
    41,200  Osmonics, Inc.*.................       651,475
    35,500  Zurn Industries, Inc............     1,116,031
                                              ------------
                                                 6,786,225
                                              ------------
            PRECIOUS METALS -- JEWELRY -- 0.2%
    38,100  Handy & Harman..................     1,314,450
                                              ------------
            PRINTING & PUBLISHING -- 0.0%
    17,100  Journal Register Co.*...........       359,100
                                              ------------
            PRINTING -- COMMERCIAL -- 0.0%
    51,800  American Banknote Corp.*........       259,000
                                              ------------
            PROTECTION -- SAFETY -- 0.5%
    63,200  Borg-Warner Security Corp.*.....     1,113,900
    41,725  Wackenhut Corp., Class A........       967,498
    64,100  Wackenhut Corrections Corp.*....     1,722,688
                                              ------------
                                                 3,804,086
                                              ------------
            PUBLISHING -- BOOKS -- 0.4%
    46,200  John Wiley & Sons, Inc..........     2,506,350
    46,300  Thomas Nelson, Inc..............       535,344
                                              ------------
                                                 3,041,694
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            PUBLISHING -- PERIODICALS -- 0.2%
   117,400  American Media, Inc.*...........  $    909,850
    57,100  Playboy Enterprises, Inc.*......       895,756
                                              ------------
                                                 1,805,606
                                              ------------
            REAL ESTATE -- 0.3%
    65,100  Grubb & Ellis Co.*..............       891,056
    58,300  Webb -- (Del) Corp..............     1,515,800
                                              ------------
                                                 2,406,856
                                              ------------
            RESTAURANTS -- 0.9%
    30,600  Cooker Restaurant Corp..........       292,613
   116,400  Foodmaker, Inc.*................     1,753,274
    69,700  Luby's Cafeteria, Inc...........     1,224,106
    19,000  Morton's Restaurant Group,
            Inc.*...........................       384,750
    31,000  Piccadilly Cafeterias, Inc......       406,875
    60,200  Sbarro, Inc.....................     1,584,013
    78,000  Sizzler International, Inc.*....       209,625
    73,900  TCBY Enterprises, Inc...........       558,869
    33,775  UNO Restaurant Corp.*...........       232,203
                                              ------------
                                                 6,646,328
                                              ------------
            RETAIL -- 0.2%
    10,100  Brylane, Inc.*..................       497,425
    17,700  Footstar, Inc.*.................       475,688
    23,600  Heilig Meyers Co................       283,200
     6,800  MSC Industrial Direct Co. --
            Class A*........................       288,150
    13,400  Talbots Inc.....................       242,875
                                              ------------
                                                 1,787,338
                                              ------------
            RETAIL -- APPAREL/SHOES  -- 0.8%
    75,700  Ann Taylor Stores Corp.*........     1,012,487
132,480...  Burlington Coat Factory
            Warehouse Corp..................     2,177,639
   147,000  CML Group, Inc.*................       486,938
    40,000  Cole (Kenneth) Productions,
            Inc.*...........................       642,500
    28,300  Gottschalks, Inc.*..............       237,013
    97,700  Hartmarx Corp.*.................       744,963
    81,800  Starter Corp.*..................       250,513
    52,200  Syms Corp.*.....................       619,875
                                              ------------
                                                 6,171,928
                                              ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.1%
    98,900  Handleman Co.*..................       686,119
    27,500  Rex Stores Corp.*...............       281,875
                                              ------------
                                                   967,994
                                              ------------
            RETAIL -- DISCOUNT -- 1.0%
    16,100  Alexander's, Inc.*..............     1,462,081
    66,800  Mac Frugal's Bargains --
            Close-Outs, Inc.*...............     2,747,150
    87,000  Shopko Stores, Inc.*............     1,892,250
    62,600  Smart & Final, Inc..............     1,126,800
                                              ------------
                                                 7,228,281
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            RETAIL -- GENERAL MERCHANDISE -- 1.7%
    83,600  AmeriCredit Corp.*..............  $  2,314,674
    85,900  Cash America Intl., Inc.........     1,111,331
    35,200  Cole National Corp.*............     1,053,800
    54,700  Fabri-Centers of America,
            Inc.*...........................     1,220,494
   126,800  Furniture Brands International,
            Inc.*...........................     2,599,399
    63,500  Hancock Fabrics, Inc............       920,750
    67,500  Jenny Craig, Inc.*..............       510,469
    64,350  Russ Berrie & Co., Inc..........     1,689,188
    95,550  The Sports Authority, Inc.*.....     1,409,363
                                              ------------
                                                12,829,468
                                              ------------
            RETAIL -- HOME FURNISHINGS -- 0.1%
   111,500  Bombay Co., Inc.*...............       515,688
                                              ------------
            RETAIL -- JEWELRY -- 0.4%
   118,800  Claire's Stores, Inc............     2,309,175
    20,300  Zale Corp.*.....................       466,900
                                              ------------
                                                 2,776,075
                                              ------------
            RETAIL -- MAIL ORDER -- 0.2%
    72,800  National Media Corp.*...........       236,600
    52,900  Stanhome Inc....................     1,358,869
                                              ------------
                                                 1,595,469
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.3%
    48,900  Carson Pirie Scott & Co.*.......     2,451,113
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.1%
    93,500  Value City Department Stores,
            Inc.*...........................       829,813
                                              ------------
            RETAIL -- SPECIAL LINE -- 0.2%
     8,500  Budget Group, Inc. -- Class
            A*..............................       293,781
    15,400  Global Directmail, Inc.*........       266,613
     8,000  Linens 'n Things, Inc.*.........       349,000
    26,900  Ruddick Corp....................       469,069
                                              ------------
                                                 1,378,463
                                              ------------
            RETAIL -- SUPERMARKETS -- 0.0%
    32,100  Penn Traffic Co.*...............       264,825
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.1%
    48,900  Discount Auto Parts, Inc.*......       935,213
                                              ------------
            RUBBER & PLASTICS -- 0.2%
    51,800  Furon Co........................     1,081,325
    36,100  Lamson & Sessions Co.*..........       209,831
                                              ------------
                                                 1,291,156
                                              ------------
            RUBBER -- TIRES -- 0.0%
    25,400  China Tire Holdings, Ltd........       206,375
                                              ------------
            SCHOOLS -- 0.3%
    27,100  Berlitz International, Inc.*....       704,600
    77,200  ITT Educational Services,
            Inc.*...........................     1,722,525
                                              ------------
                                                 2,427,125
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            SHOES & RELATED APPAREL -- 0.5%
    25,175  Barry(R.G.) Corp.*..............  $    292,659
    49,800  Brown Group, Inc................       662,963
    45,300  Converse, Inc.*.................       271,800
    72,500  Genesco, Inc.*..................       924,375
    29,900  Timberland Co., Class A*........     1,736,069
                                              ------------
                                                 3,887,866
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 0.4%
    54,800  Church & Dwight Co., Inc........     1,537,825
    21,600  NCH Corp........................     1,414,800
                                              ------------
                                                 2,952,625
                                              ------------
            STEEL -- PIPES & TUBES -- 0.2%
    40,000  NS Group, Inc.*.................       685,000
    40,000  Quanex Corp.....................     1,125,000
                                              ------------
                                                 1,810,000
                                              ------------
            STEEL -- PRODUCERS -- 0.9%
   308,600  Armco, Inc.*....................     1,523,713
    82,900  Birmingham Steel Corp...........     1,305,675
     6,600  Carpenter Technology............       317,213
    83,100  Chaparral Steel Co..............     1,282,856
    16,600  Inland Steel Industries, Inc....       284,275
    63,200  Rouge Industries Inc............       766,300
   116,700  Weirton Steel Corp.*............       313,631
    72,600  WHX Corp.*......................       862,125
                                              ------------
                                                 6,655,788
                                              ------------
            STEEL -- SPECIALTY -- 0.8%
   112,000  J & L Specialty Steel, Inc......     1,127,000
    42,800  Lukens, Inc.....................     1,222,475
    45,300  Material Sciences Corp.*........       552,094
    76,100  Oregon Steel Mills, Inc.........     1,621,881
    58,630  RMI Titanium Co.*...............     1,172,600
                                              ------------
                                                 5,696,050
                                              ------------
            TECHNOLOGY -- 0.1%
    41,300  DBT Online, Inc.*...............     1,029,919
                                              ------------
            TELECOMMUNICATIONS -- 0.1%
    14,100  Boston Technology, Inc.*........       354,263
    12,800  Mastec, Inc.*...................       292,800
                                              ------------
                                                   647,063
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 1.3%
    70,300  American Mobile Satelllite
            Corp.*..........................       492,100
    37,200  C-Cor Electronics, Inc..........       571,950
    27,600  Centigram Communications
            Corp.*..........................       467,475
    42,000  CommNet Cellular, Inc.*.........     1,493,625
    68,100  General DataComm Industries,
            Inc.*...........................       319,219
    57,300  InterVoice, Inc.*...............       429,750
    69,400  Network Equipment Technologies,
            Inc.*...........................     1,014,975
    57,800  Plantronics, Inc.*..............     2,311,999
    24,000  Superior Telecom Inc.*..........       829,500

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS -- EQUIPMENT (CONTINUED)
    20,300  Tech-Sym Corp.*.................  $    516,381
    35,200  Telco Systems, Inc.*............       341,000
   100,500  Telular Corp.*..................       244,969
    45,900  Titan Corp.*....................       286,875
                                              ------------
                                                 9,319,818
                                              ------------
            TELECOMMUNICATIONS -- SERVICES AND
            EQUIPMENT -- 0.4%
    75,800  Allen Telecom Inc.*.............     1,397,563
    25,800  Federal Signal Corp.............       557,925
    36,100  Smartalk Teleservices, Inc.*....       821,275
                                              ------------
                                                 2,776,763
                                              ------------
            TEXTILE -- APPAREL -- 0.8%
    63,000  Authentic Fitness Corp..........     1,161,563
    21,700  Burlington Industries, Inc.*....       299,731
    26,500  Chic by H.I.S., Inc.*...........       193,781
    66,500  Delta Woodside Industries,
            Inc.............................       324,188
    57,650  Kellwood Co.....................     1,729,499
    24,700  Oxford Industries, Inc..........       802,750
    75,900  Phillips-Van Heusen Corp........     1,081,575
    81,000  Tultex Corp.*...................       329,063
    39,200  Worldtex, Inc.*.................       311,150
                                              ------------
                                                 6,233,300
                                              ------------
            TEXTILE -- HOME FURNISHINGS -- 0.4%
    29,800  Cort Business Services Corp.*...     1,186,413
    21,700  Crown Crafts, Inc...............       339,063
    47,700  O' Sullivan Industries*.........       477,000
    37,013  Pillowtex Corp..................     1,290,838
                                              ------------
                                                 3,293,314
                                              ------------
            TEXTILE -- PRODUCTS -- 0.6%
    75,300  Cone Mills Corp.*...............       583,575
    38,500  Dyersburg Corp..................       437,938
    33,700  Galey & Lord, Inc.*.............       602,388
    61,550  Guilford Mills, Inc.............     1,684,930
    90,800  Polymer Group, Inc.*............       862,600
                                              ------------
                                                 4,171,431
                                              ------------
            TOBACCO -- 0.6%
    50,300  Brooke Group, Ltd...............       433,838
    10,800  Consolidated Cigar Holdings
            Inc.*...........................       297,675
    63,446  General Cigar Holdings*.........     1,352,193
    45,100  Schweitzer-Mauduit
            International...................     1,679,974
    25,740  Standard Commercial Corp........       426,319
                                              ------------
                                                 4,189,999
                                              ------------
            TOOLS -- HAND HELD -- 0.3%
    20,000  Starrett (L.S.) Co..............       731,250
    35,200  Toro Co.........................     1,500,400
                                              ------------
                                                 2,231,650
                                              ------------
            TOYS/GAME/HOBBY -- 0.1%
    49,700  Galoob (Lewis) Toys, Inc.*......       506,319
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            TRANSPORTATION -- 0.2%
     5,000  Florida East Coast Industries...  $    480,624
    19,800  Overseas Shipholding Group......       431,888
     5,900  Xtra Corp.......................       345,888
                                              ------------
                                                 1,258,400
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.2%
    58,900  Pittston Burlington Group.......     1,546,125
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.3%
    44,000  Alaska Airgroup, Inc.*..........     1,705,000
    17,300  America West Holding Corp. --
            Class B*........................       322,213
                                              ------------
                                                 2,027,213
                                              ------------
            TRANSPORTATION -- EQUIPMENT & LEASING -- 0.5%
    43,000  Greenbrier Cos., Inc............       744,438
   102,300  Westinghouse Air Brake Co.......     2,621,437
                                              ------------
                                                 3,365,875
                                              ------------
            TRANSPORTATION -- SHIPPING -- 0.6%
    20,250  International Shipholding
            Corp............................       349,313
    35,500  Maritrans, Inc..................       346,125
   129,900  OMI Corp.*......................     1,193,456
    40,700  Sea Containers, Ltd.............     1,289,681
    47,200  Teekay Shipping Corp............     1,584,150
                                              ------------
                                                 4,762,725
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.5%
    15,000  Baldor Electric Co..............       325,313
    40,600  Black Hills Corp................     1,431,150
    49,400  Central Hudson Gas & Electric
            Corp............................     2,167,424
    91,200  Central Maine Power Co..........     1,390,800
    31,500  Central Vermont Public Service
            Corp............................       480,375
    38,200  CILCORP, Inc....................     1,867,024
    60,500  Commonwealth Energy Systems
            Co..............................     2,011,624
    46,100  Empire District Electric Co.....       904,713
    13,100  Green Mountain Power Corp.......       239,894
    27,100  Interstate Power Co.............     1,014,556
    50,100  Northwestern Public Service
            Co..............................     1,152,300
    38,400  Orange & Rockland Utilities.....     1,788,000
    14,000  Public Service New Mexico.......       331,625
    21,100  St. Joseph Light & Power Co.....       375,844
    36,600  TNP Enterprises, Inc............     1,216,950
    90,320  Tucson Electric Power Co.*......     1,637,050
    10,300  WPL Holdings, Inc...............       341,188
                                              ------------
                                                18,675,830
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
                                 COMMON STOCKS (CONTINUED)
            UTILITIES -- GAS DISTRIBUTION -- 3.0%
    45,150  Atmos Energy Corp...............  $  1,365,787
    37,800  Bay State Gas Co................     1,403,324
    25,950  Cascade Natural Gas Corp........       486,563
    10,100  Chesapeake Utilities Corp.......       207,050
    25,400  Connecticut Energy Corp.........       765,175
    29,900  Connecticut Natural Gas Corp....       779,269
     6,800  Eastern Enterprises.............       306,000
    31,600  Energen Corp....................     1,256,100
     8,700  Energynorth, Inc................       250,669
    63,500  Indiana Energy, Inc.............     2,091,530
    49,400  Laclede Gas Co..................     1,386,287
    50,800  New Jersey Resources Corp.......     2,035,174
    18,500  North Carolina Natural Gas......       642,875
    31,200  NUI Corp........................       895,050
    29,000  Pennsylvania Enterprises,
            Inc.............................       732,250
    53,900  Public Service Co. of North
            Carolina........................     1,246,438
    30,200  South Jersey Industries, Inc....       915,438
    50,405  Southern Union Co.*.............     1,203,425
    74,900  Southwest Gas Corp..............     1,399,693
    69,500  Southwestern Energy Co..........       894,813
    11,000  UGI Corp........................       322,438
     6,200  Wicor Inc.......................       287,913
    29,400  Yankee Energy System, Inc.......       784,613
                                              ------------
                                                21,657,874
                                              ------------
            UTILITIES -- WATER SUPPLY -- 0.9%
    19,600  Aquarion Co.....................       677,425
    17,700  California Water Service Co.....     1,045,406
    21,700  E'Town Corp.....................       872,069
    54,450  Philadelphia Suburban Corp......     1,602,872
    22,500  Southern California Water.......       565,313
    96,600  United Water Resources, Inc.....     1,889,737
                                              ------------
                                                 6,652,822
                                              ------------
            WHOLESALE DISTRIBUTION -- 0.3%
    69,437  JP Foodservice, Inc.*...........     2,564,825
                                              ------------
            WIRE & CABLE PRODUCTS -- 0.4%
    32,600  Anixter International, Inc.*....       537,900
    56,900  Barnes Group, Inc...............     1,294,475
    14,100  Belden, Inc.....................       497,025
    13,200  General Cable Corp..............       477,675
    24,680  Keystone Consolidated
            Industries*.....................       296,160
                                              ------------
                                                 3,103,235
                                              ------------
            TOTAL COMMON STOCKS.............   722,778,366
                                              ------------
            (Cost $534,978,452)

                                   Continued

                                    THE KENT FUNDS
                                    SMALL COMPANY GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL                                        MARKET
  AMOUNT                                         VALUE
----------                                    ------------
                    COMMERCIAL PAPER -- 2.5%
            AUTOMOTIVE  -- 2.5%
$18,251,221 General Motors Acceptance Corp.,
            5.65%, 1/2/98...................  $ 18,251,221
                                              ------------
            TOTAL COMMERCIAL PAPER..........    18,251,221
            (Cost $18,251,221)                ------------

                       U.S. GOVERNMENT OBLIGATIONS -- 0.1%
 1,000,000  U.S. Treasury Bills,
            5.05** 3/26/98 (b)..............       988,100
                                              ------------
            TOTAL U.S. GOVERNMENT
            OBLIGATIONS.....................       988,100
            (Cost $987,890)                   ------------

TOTAL INVESTMENTS -- 99.9%..................   742,017,687
(Cost $554,217,563) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.1%.......................       764,001
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $742,781,688
                                              ============

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax of $22,800. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $222,533,317
       Unrealized depreciation...............
                                                (34,755,993)
                                               ------------
       Net unrealized appreciation...........
                                               $187,777,324
                                               ============

(b) Security has been deposited as initial margin on open futures contracts.

 * Non-income producing security

** Annualized yield at time of purchase

At December 31, 1997, the Portfolio's open futures contracts were as follows:

  # OF           OPENING          CURRENT       MARKET
CONTRACTS     CONTRACT TYPE      POSITION        VALUE
---------   ------------------  -----------   -----------
   84           Standard &      $20,291,015   $20,561,100
            Poor's............
               500, 3/19/98

                       See Notes to Financial Statements.

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                    COMMON STOCKS -- 97.3%
           AUSTRALIA -- 2.7%
           BANKING -- 0.7%
  142,787  National Australia Bank Ltd......  $  1,993,744
  191,512  Westpac Banking Corp., Ltd.......     1,224,867
                                              ------------
                                                 3,218,611
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
   85,167  Coca-Cola Amatil Ltd.............       636,271
                                              ------------
           BREWERY -- 0.1%
  178,336  Fosters Brewing Group Ltd........       339,297
                                              ------------
           BROADCASTING & PUBLISHING -- 0.2%
  197,062  News Corp., Ltd..................     1,087,539
                                              ------------
           BUILDING PRODUCTS -- 0.1%
  105,708  Boral Ltd........................       267,238
   34,780  Hardie (James) Industries Ltd....       101,365
   80,788  Pioneer International Ltd........       220,556
                                              ------------
                                                   589,159
                                              ------------
           CHEMICALS -- 0.0%
   22,970  ICI Australia Ltd................       160,890
                                              ------------
           CLOSED END FUNDS -- 0.0%
   28,285  Stockland Trust Group............        65,554
                                              ------------
           DIVERSIFIED -- 0.1%
   16,044  Smith (Howard Ltd.)..............       133,181
   53,703  Southcorp Holdings Ltd...........       177,754
                                              ------------
                                                   310,935
                                              ------------
           ENERGY -- 0.5%
  207,143  Broken Hill Proprietary Co.
           Ltd..............................     1,923,286
                                              ------------
           ENGINEERING -- 0.0%
   22,400  Leighton Holdings Ltd............        78,230
                                              ------------
           ENTERTAINMENT -- 0.0%
   62,916  Crown Ltd. *.....................        27,876
   40,300  Sydney Harbour Casino Holdings
           Ltd. *...........................        38,206
   26,100  TABCORP Holdings Ltd.............       122,442
                                              ------------
                                                   188,524
                                              ------------
           FOOD PRODUCTS -- 0.0%
   39,301  Burns, Philp & Co., Ltd..........         6,146
  108,833  Goodman Fielder Ltd..............       173,025
                                              ------------
                                                   179,171
                                              ------------
           GAS UTILITY -- 0.0%
   25,100  Australian Gas Light Co., Ltd....       174,991
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.1%
   91,818  CSR Ltd.                                311,093
   88,700  Pacific Dunlop Ltd...............       187,830
                                              ------------
                                                   498,923
                                              ------------
           INSURANCE -- 0.1%
   53,074  GIO Australia Holdings Ltd.......       135,662
   32,135  QBE Insurance Group Ltd..........       144,620
                                              ------------
                                                   280,282
                                              ------------
           MANUFACTURING-CAPITAL GOODS -- 0.0%
   25,575  Email Ltd........................        60,390
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           AUSTRALIA (CONTINUED)
           METALS -- 0.0%
  142,760  M.I.M. Holdings Ltd..............  $     87,436
   15,796  RGC Ltd..........................        24,084
                                              ------------
                                                   111,520
                                              ------------
           METALS & MINING -- 0.2%
   68,058  Australian National Industries
           Ltd..............................        62,525
   16,145  Great Central Mines Ltd..........        17,357
   17,377  Newcrest Mining Ltd. *...........        18,908
  143,578  Normandy Mining Ltd..............       139,390
   61,905  North Ltd........................       163,035
   11,700  Plutonic Resources Ltd...........        32,628
   48,055  QCT Resources Ltd................        38,826
   29,836  Rio Tinto Ltd....................       348,037
  103,907  WMC Ltd..........................       362,208
                                              ------------
                                                 1,182,914
                                              ------------
           OIL & GAS -- 0.0%
   52,241  Santos Ltd.......................       215,123
                                              ------------
           PACKAGING -- 0.1%
   58,093  Amcor Ltd........................       255,497
                                              ------------
           PHARMACEUTICALS -- 0.0%
   10,369  Faulding (F.H.) & Co., Ltd.......        51,887
                                              ------------
           REAL ESTATE -- 0.2%
  105,816  General Property Trust Units.....       187,534
   24,339  Lend Lease Corp., Ltd............       475,754
  101,055  Westfield Trust Units............       192,923
                                              ------------
                                                   856,211
                                              ------------
           REAL ESTATE INVESTMENT TRUST -- 0.0%
   14,411  Schroders Property Fund..........        22,272
                                              ------------
           RETAIL STORES -- 0.1%
  115,528  Coles Myer Ltd...................       554,771
                                              ------------
           SERVICES -- 0.1%
   20,119  Brambles Industries Ltd..........       399,165
                                              ------------
           TOBACCO -- 0.0%
    8,400  Rothmans Holdings Ltd............        44,333
                                              ------------
                                                13,485,746
                                              ------------
           AUSTRIA -- 1.6%
           AIRLINES -- 0.0%
    9,000  Austrian Airlines *..............       191,371
                                              ------------
           BANKING -- 0.2%
   23,650  Bank Austria AG..................     1,196,441
      100  Bank Austria AG, Participating
           Certificates.....................         2,688
                                              ------------
                                                 1,199,129
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
    3,100  Oesterreichische
           Brau-Beteiligungs AG.............       154,622
                                              ------------
           BUILDING PRODUCTS -- 0.1%
    3,433  Wienerberger Baustoffindustrie
           AG...............................       658,061
                                              ------------
           CHEMICALS -- 0.0%
      600  Lenzing AG *.....................        35,523
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           AUSTRIA (CONTINUED)
           CONSTRUCTION -- 0.0%
    1,455  Bau Holding AG...................  $     90,860
                                              ------------
           ELECTRIC UTILITY -- 0.4%
   12,669  Oesterreichische
           Elektrizitaetswirtschafts AG,
           Class A..........................     1,341,923
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
    1,000  Austria Mikro Systeme
           International AG.................        50,590
                                              ------------
           ENGINEERING -- 0.2%
    6,100  VA Technologie AG................       924,824
                                              ------------
           INSURANCE -- 0.1%
    2,780  EA-Generali AG...................       729,344
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.0%
      100  Steyr-Daimler-Puch AG............         2,680
                                              ------------
           METALS & MINING -- 0.0%
    4,775  Radex-Heraklith
           Industriebeteiligungs AG.........       164,189
                                              ------------
           OIL & GAS -- 0.4%
   11,140  OMV AG...........................     1,541,003
                                              ------------
           PAPER PRODUCTS -- 0.0%
    4,100  Mayr-Melnhof Karton AG...........       220,413
                                              ------------
           STEEL -- 0.1%
    4,400  Boehler-Uddeholm AG..............       257,548
                                              ------------
           TRANSPORTATION -- 0.1%
    7,400  Flughafen Wien AG................       293,640
                                              ------------
                                                 7,855,720
                                              ------------
           BELGIUM -- 1.3%
           BANKING -- 0.2%
    1,583  Generale de Banque SA............       688,959
    1,252  Kredietbank NV...................       525,470
                                              ------------
                                                 1,214,429
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,925  Cimenteries CBR Cementbedrijven..       173,017
                                              ------------
           CHEMICALS -- 0.1%
    8,510  Solvay SA........................       535,178
                                              ------------
           ELECTRIC UTILITY -- 0.1%
    6,840  Tractebel........................       596,309
                                              ------------
           ENERGY -- 0.2%
    2,297  PetroFina SA.....................       847,815
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.4%
    5,500  Electrabel SA....................     1,272,204
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.1%
    2,000  Groupe Bruxelles Lambert SA......       289,340
                                              ------------
           INSURANCE -- 0.2%
    4,100  Fortis AG........................       855,415
    1,350  Royale Belge.....................       384,414
                                              ------------
                                                 1,239,829
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           BELGIUM (CONTINUED)
           MERCHANDISING -- 0.0%
    4,400  Delhaize-Le Lion SA..............  $    223,266
                                              ------------
           TECHNOLOGY -- 0.0%
    1,000  Barco NV.........................       183,536
                                              ------------
           TRANSPORTATION -- 0.0%
    1,422  Union Miniere SA *...............        98,638
                                              ------------
                                                 6,673,561
                                              ------------
           DENMARK -- 2.4%
           AGRICULTURE -- 0.0%
    1,185  Korn-OG Foderstof Kompagniet AS..        32,882
    2,780  Superfos AS......................        70,320
                                              ------------
                                                   103,202
                                              ------------
           BANKING & FINANCE -- 0.5%
   10,147  Den Danske Bank..................     1,352,991
    9,693  Unidanmark AS, Class A...........       712,053
                                              ------------
                                                 2,065,044
                                              ------------
           BEVERAGES & TOBACCO -- 0.1%
    6,360  Carlsberg AS, Class A............       344,017
    5,205  Carlsberg AS, Class B............       279,740
                                              ------------
                                                   623,757
                                              ------------
           COMMERCIAL SERVICES -- 0.1%
    2,190  ISS International Service System
           AS, Series B*....................        80,599
      327  Sophus Berendsen AS -- Class A...        54,019
    3,506  Sophus Berendsen AS -- Class B...       578,598
                                              ------------
                                                   713,216
                                              ------------
           DIVERSIFIED -- 0.0%
    6,974  Ostasiatiske Kompagni AS *.......        63,148
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.0%
      111  NKT Holding AS...................         8,844
                                              ------------
           ENGINEERING -- 0.0%
    8,215  FLS Industries AS -- Class B.....       196,041
                                              ------------
           FOOD PRODUCTS -- 0.1%
       28  Aarhus Oliefabrk AS -- Class A...         1,247
        9  Aarhus Oliefabrk AS -- Class B...           401
   10,095  Danisco AS.......................       560,243
                                              ------------
                                                   561,891
                                              ------------
           MEDICAL SUPPLIES -- 0.0%
       84  Radiometer AS -- Class B.........         3,410
                                              ------------
           PHARMACEUTICALS -- 0.5%
   14,846  Novo Nordisk AS, Class B.........     2,124,819
                                              ------------
           TELECOM EQUIPMENT -- 0.0%
      210  GN Store Nord AS.................         3,527
                                              ------------
           TELECOMMUNICATIONS -- 0.3%
   26,100  Tele Danmark AS, Class B.........     1,620,003
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           DENMARK (CONTINUED)
           TRANSPORTATION & SHIPPING -- 0.8%
       39  D/S 1912, Class B................  $  1,799,857
       29  D/S Svendborg AS, Class B........     1,905,885
      134  Lauritzen (J.) Holding AS *......        11,253
      320  SAS Danmark AS...................         4,673
                                              ------------
                                                 3,721,668
                                              ------------
                                                11,808,570
                                              ------------
           FINLAND -- 0.4%
           BANKING & FINANCE -- 0.0%
   36,906  Merita Ltd., Class A.............       201,965
                                              ------------
           DIVERSIFIED -- 0.0%
      800  Amer Group Ltd. *................        15,352
    1,500  Instrumentarium Group, Series
           B................................        52,337
                                              ------------
                                                    67,689
                                              ------------
           ENGINEERING -- 0.0%
    8,200  Metra AB.........................       192,747
                                              ------------
           FOOD PRODUCTS -- 0.0%
    1,300  Cultor OY, Series 2..............        70,425
                                              ------------
           FOREST PRODUCTS -- 0.1%
   15,560  UPM-Kymmene Corp.................       311,458
                                              ------------
           INSURANCE -- 0.0%
      800  Pohjola Insurance Group, Class
           B................................        29,676
                                              ------------
           MACHINERY & EQUIPMENT -- 0.0%
      500  Kone Corp. -- Class B............        60,601
                                              ------------
           RETAIL-GENERAL MERCHANDISE -- 0.0%
      750  Stockmann AB -- Class B..........        46,828
                                              ------------
           TELECOMMUNICATIONS -- 0.3%
   11,600  Nokia AB, Class A................       824,390
    5,900  Nokia AB, Class K................       422,552
                                              ------------
                                                 1,246,942
                                              ------------
                                                 2,228,331
                                              ------------
           FRANCE -- 9.0%
           ADVERTISING -- 0.1%
    8,378  Havas SA.........................       603,018
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.0%
    3,050  Moulinex *.......................        75,390
                                              ------------
           AUTO PARTS -- 0.1%
    7,267  Valeo SA.........................       493,095
                                              ------------
           AUTOMOTIVE -- 0.1%
    5,162  PSA Peugeot Citroen..............       651,271
                                              ------------
           BANKING -- 0.7%
   22,474  Banque Nationale de Paris........     1,195,079
   13,164  Compagnie Financiere de
           Paribas -- Class A...............     1,144,436
    9,947  Societe Generale.................     1,355,839
                                              ------------
                                                 3,695,354
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           BEVERAGES & TOBACCO -- 0.4%
    9,220  LVMH (Moet Hennessy Louis
           Vuitton).........................  $  1,531,082
    5,400  Pernod Ricard....................       317,760
                                              ------------
                                                 1,848,842
                                              ------------
           BROADCASTING/CABLE -- 0.1%
    3,136  Canal Plus.......................       583,322
                                              ------------
           BUILDING PRODUCTS -- 0.2%
    1,195  Imetal SA........................       148,584
    9,721  Lafarge SA.......................       638,117
                                              ------------
                                                   786,701
                                              ------------
           CHEMICALS -- 0.6%
    7,673  L'Air Liquide....................     1,201,485
   35,514  Rhone-Poulenc SA.................     1,591,555
                                              ------------
                                                 2,793,040
                                              ------------
           COMMERCIAL SERVICES -- 0.1%
       78  Sodexho *........................        40,777
      710  Sodexho SA.......................       380,383
                                              ------------
                                                   421,160
                                              ------------
           CONSTRUCTION -- 0.0%
    1,466  Bouygues.........................       166,196
                                              ------------
           DEFENSE -- 0.1%
      200  Sagem SA.........................        89,098
   12,325  Thomson CSF......................       388,648
                                              ------------
                                                   477,746
                                              ------------
           DIVERSIFIED -- 0.1%
      498  Chargeurs International SA.......        29,801
   12,106  Lagardere SCA....................       400,457
    1,350  Nord-Est SA......................        26,929
                                              ------------
                                                   457,187
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.7%
   17,137  Alcatel Alsthom..................     2,179,206
    2,800  Legrand SA.......................       558,058
   14,200  Schneider SA.....................       771,387
                                              ------------
                                                 3,508,651
                                              ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 0.1%
   25,100  Unisor Sacilor SA................       362,573
                                              ------------
           ENERGY -- 1.3%
   28,967  Elf Aquitane SA..................     3,370,572
   25,700  Total SA, Class B................     2,798,186
                                              ------------
                                                 6,168,758
                                              ------------
           ENGINEERING -- 0.0%
      200  Groupe Gtm.......................        13,464
                                              ------------
           FINANCE -- 0.4%
   13,618  Compagnie Generale des Eaux......     1,901,493
      523  CPR (Compagnie Parisenne de
           Reescompte)......................        42,599
      844  Credit National..................        49,244
      192  Eurafrance.......................        78,193
                                              ------------
                                                 2,071,529
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           FOOD & HOUSEHOLD PRODUCTS -- 0.1%
2,600....  Eridania Beghin-Say SA             $    406,692
                                              ------------
           FOOD PRODUCTS -- 0.3%
    7,621  Groupe Danone....................     1,361,829
                                              ------------
           HEALTH & PERSONAL CARE -- 0.8%
    7,109  L'OREAL..........................     2,782,925
   11,023  Sanofi SA........................     1,227,656
                                              ------------
                                                 4,010,581
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.1%
   14,090  Michelin Class B, Registered.....       709,669
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.3%
   14,280  Lyonnaise des Eaux SA............     1,580,901
                                              ------------
           INSURANCE -- 0.5%
   34,100  Axa -- UAP.......................     2,639,750
                                              ------------
           LEISURE -- 0.1%
    3,650  Accor SA.........................       678,930
      500  Club Mediterranee SA *...........        35,332
                                              ------------
                                                   714,262
                                              ------------
           MACHINE-DIVERSIFIED -- 0.0%
    1,600  Sidel SA.........................       106,119
                                              ------------
           MEDIA -- 0.0%
      498  Pathe SA.........................        96,688
                                              ------------
           MEDICAL SUPPLIES -- 0.0%
      500  Essilor International............       149,605
                                              ------------
           MERCHANDISING -- 0.9%
    4,098  Carrefour SA.....................     2,138,965
    6,600  Etablissements Economiques du
           Casino Guichard-Perrachon........       367,528
    2,248  Pinault-Printemps-Redoute SA.....     1,199,883
    1,950  Promodes.........................       809,385
                                              ------------
                                                 4,515,761
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.3%
    9,133  Compagnie de Saint Gobain........     1,298,021
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.1%
    5,700  Bic..............................       416,235
                                              ------------
           OIL & GAS -- 0.0%
       50  Cie Gen Geophysiq *..............         6,400
    1,300  Primagaz Cie.....................       108,696
                                              ------------
                                                   115,096
                                              ------------
           REAL ESTATE -- 0.1%
    2,600  SEFIMEG..........................       129,657
      918  Simco SA.........................        61,802
      800  Unibail..........................        79,922
      572  Union Immobiliere de France......        41,551
                                              ------------
                                                   312,932
                                              ------------
           RETAIL-SPECIAL LINE -- 0.0%
      320  Comptoirs Modernes...............       163,834
                                              ------------
           TELECOMMUNICATIONS-SERVICES &
           EQUIPMENT -- 0.3%
   35,000  France Telecom *.................     1,270,059
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           FRANCE (CONTINUED)
           TEXTILE PRODUCTS -- 0.0%
    1,050  Dollfus-Mieg & Cie *.............  $     18,676
                                              ------------
           TOBACCO -- 0.0%
    3,200  SEITA............................       114,896
                                              ------------
                                                45,178,903
                                              ------------
           GERMANY -- 11.4%
           AIRLINES -- 0.1%
   34,680  Lufthansa AG *...................       651,922
                                              ------------
           AUTOMOTIVE -- 1.2%
   58,970  Daimler-Benz AG..................     4,165,189
      761  MAN AG...........................       219,872
    3,093  Volkswagen AG....................     1,728,805
                                              ------------
                                                 6,113,866
                                              ------------
           BANKING -- 2.3%
   80,840  Bayer AG.........................     3,001,080
   26,228  Bayerische Vereinsbank AG........     1,692,089
   57,260  Deutsche Bank AG.................     4,006,193
   50,960  Dresdner Bank AG.................     2,318,369
                                              ------------
                                                11,017,731
                                              ------------
           BANKING & FINANCE -- 0.2%
   23,320  Bayerische Hypotheken-und
           Weschel-Bank AG..................     1,131,603
                                              ------------
           BUILDING PRODUCTS -- 0.1%
    4,070  Heidelberger Zement AG...........       285,436
                                              ------------
           CHEMICALS -- 0.6%
   69,880  BASF AG..........................     2,495,100
    7,320  Degussa AG.......................       362,327
                                              ------------
                                                 2,857,427
                                              ------------
           CLOTHING -- 0.1%
    4,100  Adidas AG........................       542,701
                                              ------------
           COMPUTER SOFTWARE -- 0.3%
    5,500  SAP AG...........................     1,668,620
                                              ------------
           CONSTRUCTION -- 0.0%
    4,730  Hochtief AG......................       194,667
                                              ------------
           DIVERSIFIED -- 1.1%
    1,331  Preussag AG......................       409,358
   55,990  VEBA AG..........................     3,814,577
    2,312  Viag AG..........................     1,266,555
                                              ------------
                                                 5,490,490
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.8%
   64,170  Siemens AG.......................     3,872,235
                                              ------------
           ENGINEERING -- 0.4%
    2,040  AGIV-AG *........................        39,596
    2,970  Bilfinger & Berger Bau AG........        93,822
    4,080  Mannesmann AG....................     2,049,028
                                              ------------
                                                 2,182,446
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.4%
   38,650  RWE AG...........................     2,074,325
                                              ------------
           HEALTH & PERSONAL CARE -- 0.1%
    7,860  Beiersdorf AG, Series ABC........       334,414
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           GERMANY (CONTINUED)
           HEALTH CARE -- 0.1%
    6,200  Schering AG......................  $    598,262
                                              ------------
           INSURANCE -- 2.2%
    1,780  Aachener & Muenchener............       196,013
   25,970  Allianz AG.......................     6,701,775
    3,660  Amb Aachener & Muenchener........       403,038
    9,160  Muenchener Rueckver..............     3,484,589
                                              ------------
                                                10,785,415
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
    3,830  Kloeckner-Humbolt-Deutz AG *.....        28,330
      765  Linde AG.........................       464,180
                                              ------------
                                                   492,510
                                              ------------
           METALS & MINING -- 0.1%
    2,480  FAG Kugelfischer Georg Schaefer
           AG...............................        32,413
    2,834  Thyssen AG.......................       605,245
                                              ------------
                                                   637,658
                                              ------------
           PHARMACEUTICALS -- 0.1%
   15,600  Merck KGaA.......................       524,904
                                              ------------
           RETAIL STORES -- 0.2%
      791  Karstadt AG......................       273,632
   19,773  Metro AG.........................       701,606
                                              ------------
                                                   975,238
                                              ------------
           RETAIL-GENERAL MERCHANDISE -- 0.0%
    1,630  Douglas Holding AG...............        49,406
                                              ------------
           TELECOMMUNICATIONS -- 0.9%
  251,800  Deutsche Telekom AG..............     4,663,370
                                              ------------
           TIRE & RUBBER -- 0.0%
    4,870  Continental AG...................       109,694
                                              ------------
                                                57,254,340
                                              ------------
           HONG KONG -- 2.4%
           AIRLINES -- 0.0%
   12,600  Hong Kong Aircraft Engineering
           Co., Ltd.........................        31,710
                                              ------------
           BANKING -- 0.3%
   96,666  Bank of East Asia Ltd............       226,436
  135,800  Hang Seng Bank Ltd...............     1,310,106
                                              ------------
                                                 1,536,542
                                              ------------
           BANKING & FINANCE -- 0.0%
   20,995  Wing Lung Bank...................       100,528
                                              ------------
           BROADCASTING & PUBLISHING -- 0.0%
  130,000  South China Morning Post Holdings
           Ltd..............................        91,439
   30,000  Television Broadcasts Ltd........        85,568
                                              ------------
                                                   177,007
                                              ------------
           DISTRIBUTION -- 0.0%
   18,000  Dickson Concepts Intl............        26,251
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           HONG KONG (CONTINUED)
           DIVERSIFIED -- 0.2%
  111,000  Swire Pacific Ltd., Class A......  $    608,846
  163,000  Wharf Holdings Ltd...............       357,628
                                              ------------
                                                   966,474
                                              ------------
           ELECTRIC UTILITY -- 0.2%
  175,400  China Light & Power Co., Ltd.....       973,405
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.0%
   31,200  Johnson Electric Holdings Ltd....        89,796
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
   65,000  Elec & Eltek International
           Holdings Ltd.....................        16,107
                                              ------------
           FINANCE -- 0.0%
   44,000  Peregrine Investment Holdings....        31,233
                                              ------------
           GAS UTILITY -- 0.1%
  258,250  Hong Kong & China Gas Co., Ltd...       499,951
                                              ------------
           HOTELS & LODGING -- 0.0%
   82,500  Hong Kong & Shanghai Hotels
           Ltd..............................        68,144
   41,000  Miramar Hotel & Investment
           Ltd..............................        69,319
  284,714  Regal Hotels International.......        54,016
                                              ------------
                                                   191,479
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.5%
  307,000  Hutchison Whampoa Ltd.                1,925,617
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.0%
   20,000  Varitronix International Ltd.....        34,330
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
  102,000  Oriental Press Group Ltd.........        30,936
                                              ------------
           REAL ESTATE -- 0.7%
  162,000  Cheung Kong Holdings Ltd.........     1,061,076
  136,000  Chinese Estates Ltd..............        60,117
  310,000  Hopewell Holdings Ltd............        77,217
   72,000  Hysan Development Co., Ltd.......       143,568
   26,000  Kumagai Gumi (Hong Kong).........        19,798
  135,462  New World Development Co., Ltd...       468,541
  112,000  Shagri-La Asia Ltd...............        94,679
  214,000  Sino Land Company................       129,119
  168,100  Sun Hung Kai Properties Ltd......     1,171,539
   43,270  Tai Cheung Holdings Ltd..........        17,172
                                              ------------
                                                 3,242,826
                                              ------------
           REAL ESTATE INVESTMENT TRUST -- 0.0%
   95,100  Hang Lung Development Co.........       133,783
                                              ------------
           RETAIL STORES -- 0.0%
   50,000  Giordano International Ltd.......        17,262
                                              ------------
           TELECOMMUNICATIONS -- 0.4%
  872,032  Hong Kong Telecommunications
           Ltd..............................     1,795,100
                                              ------------
           TRANSPORTATION -- 0.0%
  242,000  Cathay Pacific Airways...........       196,767
  106,258  Shun Tak Holdings Ltd............        28,456
                                              ------------
                                                   225,223
                                              ------------
                                                12,045,560
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           ITALY -- 4.8%
           AGRICULTURE -- 0.0%
  134,100  Parmalat Finanziaria SpA.........  $    191,897
                                              ------------
           AUTO PARTS -- 0.0%
   38,500  Magneti Marelli SpA..............        65,873
                                              ------------
           AUTOMOTIVE -- 0.3%
  413,138  Fiat SpA.........................     1,202,262
   69,740  Fiat SpA di Risp
           (Non-convertible)................       115,379
                                              ------------
                                                 1,317,641
                                              ------------
           BANKING -- 0.5%
  162,400  Banca Commerciale Italiana.......       564,911
   54,694  Banco Ambrosiano Veneto SpA......       209,434
   38,900  Banco Ambrosiano Veneto SpA di
           Risp, (Non-convertible)..........        75,908
   18,400  Banco Popolare de Milano.........       115,521
  202,900  Credito Italiano SpA.............       626,030
   76,900  Istituto Bancario San Paolo di
           Torino...........................       735,075
   10,923  Riunione Adriatica di Sicurta SpA
           di Risp, (Non-convertible).......        74,138
                                              ------------
                                                 2,401,017
                                              ------------
           BROADCASTING & PUBLISHING -- 0.1%
  106,400  Mediaset SpA.....................       522,974
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    1,900  Cementir SpA.....................         1,805
   15,350  Italcementi SpA..................       107,051
      900  Italcementi SpA di Risp, (Non-
           convertible).....................         2,698
                                              ------------
                                                   111,554
                                              ------------
           CHEMICALS -- 0.1%
  451,862  Montedison SpA...................       406,115
   12,800  Montedison SpA di Risp, (Non-
           convertible).....................         8,405
   62,600  Snia BPD SpA.....................        64,441
      900  Snia BPD SpA di Risp, (Non-
           convertible).....................           718
                                              ------------
                                                   479,679
                                              ------------
           ENGINEERING -- 0.0%
    7,900  Impregilo SpA *..................         6,028
                                              ------------
           FINANCE -- 0.2%
   54,300  Istituto Mobiliare Italiano
           SpA..............................       644,968
   43,075  Mediobanca SpA...................       338,412
                                              ------------
                                                   983,380
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.1%
   57,400  Edison SpA.......................       347,388
                                              ------------
           GAS UTILITY -- 0.0%
   59,900  Italgas SpA......................       247,325
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           ITALY (CONTINUED)
           INSURANCE -- 0.8%
  100,763  Assicurazioni Generali...........  $  2,476,335
  457,400  Istituto Nazionale delle
           Assicurazioni....................       927,479
   29,762  Riuniune Adriatici de Sicurta
           SpA..............................       292,065
   10,800  Societa Assicuratrice Industriale
           (SAI) SpA........................       120,340
                                              ------------
                                                 3,816,219
                                              ------------
           JEWELRY -- 0.0%
   26,000  Bulgari SpA......................       132,353
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.0%
  210,496  Olivetti SpA *...................       127,274
                                              ------------
           OIL & GAS -- 1.0%
  914,900  ENI SpA..........................     5,190,309
                                              ------------
           PAPER PRODUCTS -- 0.0%
   11,300  Burgo (Cartiere) SpA.............        67,589
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
   11,400  Mondadori (Arnoldo) Editore SpA..        89,627
                                              ------------
           RETAIL STORES -- 0.0%
   16,800  La Rinascente SpA................       125,430
                                              ------------
           STEEL -- 0.0%
   10,400  Falck, Acciaierie & Ferriere
           Lombarde SpA.....................        47,588
                                              ------------
           TELECOMMUNICATIONS -- 1.5%
   19,400  Sirti SpA........................       117,410
  141,660  Telecom Italia Mobile SpA........       403,027
  759,260  Telecom Italia Mobile SpA di Risp
           (Non-convertible)................     3,506,430
  421,811  Telecom Italia SpA*..............     2,695,970
   82,360  Telecom Italia SpA-Rnc*..........       363,354
                                              ------------
                                                 7,086,191
                                              ------------
           TEXTILE PRODUCTS -- 0.1%
   16,432  Benetton Group SpA...............       269,065
                                              ------------
           TIRE & RUBBER -- 0.1%
  132,900  Pirelli SpA......................       355,554
   20,900  Pirelli SpA di Risp, (Non-
           convertible).....................        37,946
                                              ------------
                                                   393,500
                                              ------------
                                                24,019,901
                                              ------------
           JAPAN -- 26.5%
           ALUMINUM -- 0.0%
   38,000  Nippon Light Metal Co., Ltd......        55,530
   13,000  Sankyo Aluminum Industry Co......        11,598
                                              ------------
                                                    67,128
                                              ------------

                                   Continued

                                    THE KENT FUNDS
                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           APPLIANCES & HOUSEHOLD PRODUCTS -- 1.6%
  193,000  Matsushita Electric Industrial
           Co., Ltd.........................  $  2,835,155
   16,000  Pioneer Electronic Corp..........       247,344
  179,000  Sanyo Electric Co................       468,078
  103,000  Sharp Corp.......................       711,377
   36,000  Sony Corp........................     3,211,787
                                              ------------
                                                 7,473,741
                                              ------------
           AUTOMOTIVE -- 3.0%
    2,000  Autobacs Seven Co., Ltd..........        57,683
   89,000  Honda Motor Co., Ltd.............     3,278,776
    1,000  Nippon Sharyo Ltd................         2,792
  230,000  Nissan Motor Co., Ltd............       955,230
   26,000  Toyoda Automatic Loom Works......       479,922
  349,000  Toyota Motor Corp................    10,038,833
                                              ------------
                                                14,813,236
                                              ------------
           BANKING -- 3.5%
   35,000  77 Bank..........................       250,344
  213,000  Asahi Bank Ltd...................       868,244
   44,000  Ashikaga Bank Ltd................        71,065
  428,000  Bank of Tokyo -- Mitsubishi
           Ltd..............................     5,925,193
  104,000  Bank of Yokohama Ltd.............       275,155
   71,000  Chiba Bank Ltd...................       221,156
  266,000  Fuji Bank, Ltd...................     1,080,194
   47,000  Gunma Bank Ltd...................       307,258
   49,000  Hokuriku Bank....................        64,067
  233,000  Industrial Bank of Japan.........     1,666,576
   81,000  Joyo Bank........................       286,569
  110,000  Mitsui Trust & Banking Co.,
           Ltd..............................       214,042
  314,000  Sakura Bank Ltd..................       900,792
   73,000  Shizuoka Bank....................       786,026
  288,000  Sumitomo Bank Ltd................     3,300,388
  186,000  Tokai Bank.......................       869,767
   18,000  Yamaguchi Bank...................       221,503
                                              ------------
                                                17,308,339
                                              ------------
           BEVERAGES & TOBACCO -- 0.3%
   43,000  Asahi Breweries Ltd..............       628,360
   96,000  Kirin Brewery Co., Ltd...........       701,424
   11,000  Takara Shuzo.....................        41,032
                                              ------------
                                                 1,370,816
                                              ------------
           BREWERY -- 0.0%
   31,000  Sapporo Breweries Ltd............        97,753
                                              ------------
           BROADCASTING & PUBLISHING -- 0.0%
   16,000  Tokyo Broadcasting System........       203,044
                                              ------------
           BUILDING PRODUCTS -- 0.1%
   52,000  Chichibu Onoda Cement Corp.......        95,984
   17,000  Nihon Cement Co., Ltd............        35,171
   16,000  Sanwa Shutter Corp...............        80,725
   23,000  Sumitomo Osaka Cement Co., Ltd...        29,011
   20,000  Tostem Corp......................       215,350
                                              ------------
                                                   456,241
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
                                 COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           CHEMICALS -- 1.1%
  132,000  Asahi Chemical Industry Co.,
           Ltd..............................  $    448,727
   19,000  Daicel Chemical Industries
           Ltd..............................        24,842
   72,000  Dainippon Ink & Chemicals,
           Inc..............................       182,740
   27,000  Denki Kagaku Kogyo Kabushiki
           Kaisha...........................        40,909
   32,000  Kaneka Corp......................       144,961
   32,000  Konica Corp......................       147,668
  201,000  Mitsubishi Chemical Corp.........       289,084
   35,000  Mitsubishi Gas Chemical Co.......        92,331
   10,000  Nippon Shokubai Kabushiki Kaisha
           Co...............................        40,686
   50,000  Sekisui Chemical Co., Ltd........       254,959
   34,000  Shin-Etsu Chemical Co., Ltd......       651,125
   95,000  Showa Denko Kabushiki Kaisha.....        83,294
  148,000  Sumitomo Chemical Co.............       341,483
   80,000  Takeda Chemical Industries.......     2,288,860
  128,000  Toray Industries, Inc............       575,907
   42,000  Tosoh Corp. *....................        70,742
   76,000  Ube Industries Ltd...............        97,030
                                              ------------
                                                 5,775,348
                                              ------------
           CLOTHING -- 0.0%
    5,000  Tokyo Style......................        45,377
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
    1,155  Oyo Corp.                                16,700
                                              ------------
           COMPUTER SOFTWARE -- 0.0%
    5,000  CSK Corp.........................       128,441
                                              ------------
           CONSTRUCTION -- 0.2%
   22,000  Aoki Corp. *.....................         7,107
   48,000  Daiwa House Industry Co., Ltd....       254,728
   32,000  Haseko *.........................        16,490
   35,000  Kumagai Gumi Co., Ltd............        19,112
   13,000  Okumura Corp.....................        30,995
   18,000  Penta-Ocean Construction.........        25,334
   65,000  Sekisui House Ltd................       419,433
   72,000  Shimizu Corp.....................       167,234
   93,000  Taisei Corp......................       153,067
                                              ------------
                                                 1,093,500
                                              ------------
           CONSUMER GOODS & SERVICES -- 0.1%
   22,000  Nippon Sheet Glass Co., Ltd......        30,795
   12,000  Shimano, Inc.....................       221,502
   34,000  Toto Ltd.........................       218,088
                                              ------------
                                                   470,385
                                              ------------
           COSMETICS/PERSONAL CARE -- 0.1%
   38,000  Shiseido Co., Ltd................       520,223
                                              ------------
           DATA PROCESSING & REPRODUCTION -- 0.4%
  170,000  Fujitsu Ltd......................     1,830,472
                                              ------------
           DISTRIBUTION -- 0.0%
  130,000  Itochu Corp......................       204,967
                                              ------------
           DIVERSIFIED -- 0.0%
   18,000  Yamaha Corp......................       204,890
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           ELECTRIC UTILITY -- 0.9%
   88,900  Kansai Electric Power Co.,
           Inc..............................  $  1,511,055
   45,500  Tohoku Electric Power............       692,888
  124,000  Tokyo Electric Power Co..........     2,269,785
                                              ------------
                                                 4,473,728
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.6%
   25,000  Casio Computer Co., Ltd..........       179,971
   17,000  Kyocera Corp.....................       774,028
  197,000  Mitsubishi Electric Corp.........       506,056
   33,000  Nikon Corp.......................       327,408
   24,000  Omron Corp.......................       376,554
   10,000  Rohm Co., Ltd....................     1,022,912
                                              ------------
                                                 3,186,929
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.1%
   16,000  Alps Electric Co., Ltd...........       151,360
    5,000  SMC Corp.........................       442,236
                                              ------------
                                                   593,596
                                              ------------
           ELECTRONIC COMPONENTS/INSTRUMENTS -- 1.1%
    7,940  Advantest Corp...................       451,896
    8,000  Dainippon Screen Manufacturing
           Co., Ltd.........................        36,917
   21,100  Fanuc Ltd........................       801,670
    3,000  Hirose Electric Co., Ltd.........       153,898
  306,000  Hitachi Ltd......................     2,188,722
  146,000  NEC Corp.........................     1,560,824
   23,000  Yokogawa Electric Corp...........       142,577
                                              ------------
                                                 5,336,504
                                              ------------
           ELECTRONICS -- 0.0%
   13,000  Nitto Denko Corp.................       224,964
                                              ------------
           ENERGY -- 0.1%
   51,000  Cosmo Oil Co., Ltd...............        77,664
  100,000  Japan Energy Corp................        94,600
  112,000  Nippon Oil Co., Ltd..............       290,292
                                              ------------
                                                   462,556
                                              ------------
           ENGINEERING -- 0.2%
    7,000  Daito Trust Construction Co.,
           Ltd..............................        42,908
   25,000  Fujita Corp......................         9,037
    9,000  JGC Corp.........................        19,035
   88,000  Kajima Corp......................       222,672
   14,000  Kandenko Co., Ltd................        71,711
  127,000  Kawasaki Heavy Industries Ltd....       197,306
   24,000  Kinden Corp......................       256,575
    5,000  Maeda Road Construction..........        19,997
   19,000  Nishimatsu Construction..........        59,913
   68,000  Obayashi Corp....................       232,208
   13,000  Sato Kogyo Co., Ltd..............         8,099
                                              ------------
                                                 1,139,461
                                              ------------
           ENTERTAINMENT -- 0.1%
    1,700  Toho Co..........................       181,740
   11,000  Tokyo Dome Corp..................        73,434
   22,000  Tokyotokeiba.....................        28,426
                                              ------------
                                                   283,600
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           FINANCE -- 1.1%
   13,000  Acom Co., Ltd....................  $    719,883
  123,000  Daiwa Securities Co., Ltd........       425,700
   23,000  Higo Bank........................       116,750
  119,000  Mitsubishi Trust & Banking
           Corp.............................     1,198,959
   17,000  Nippon Shinpan Co................        19,220
  180,000  Nomura Securities Co., Ltd.......     2,408,840
   24,000  Orient Corp......................        38,948
    5,000  Orix Corp........................       349,943
    6,000  Uni-Charm........................       213,196
   83,000  Yasuda Trust & Banking...........        82,987
                                              ------------
                                                 5,574,426
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.4%
   59,000  Ajinomoto Co., Inc...............       576,291
   56,000  Kao Corp.........................       809,714
   20,000  Nippon Meat Packers, Inc.........       273,802
   12,000  Nissin Food Products Co., Ltd....       218,734
                                              ------------
                                                 1,878,541
                                              ------------
           FOOD PRODUCTS -- 0.2%
   65,000  Daiei, Inc.......................       269,956
   10,000  House Foods Industry.............       130,748
   12,000  Itoham Foods.....................        57,037
   10,000  Kikkoman Corp....................        50,838
   15,000  Meiji Milk Products Co., Ltd.....        38,994
   16,000  Nichirei Corp....................        34,456
    8,000  QP Corp..........................        48,915
   23,000  Snow Brand Milk Products Co.,
           Ltd..............................        62,090
   20,000  Yamazaki Baking Co., Ltd.........       195,353
                                              ------------
                                                   888,387
                                              ------------
           FOREST PRODUCTS -- 0.2%
   17,000  Mitsubishi Paper Mills...........        23,927
   87,000  Nippon Paper Industries Co.......       342,591
   94,000  Oji Paper Co., Ltd...............       375,215
   12,000  Sumitomo Forestry Co., Ltd.......        58,606
                                              ------------
                                                   800,339
                                              ------------
           GAS UTILITY -- 0.2%
  232,000  Osaka Gas Co., Ltd...............       531,729
  258,000  Tokyo Gas Co., Ltd...............       587,351
                                              ------------
                                                 1,119,080
                                              ------------
           HEALTH & PERSONAL CARE -- 0.4%
   22,000  Chugai Pharmaceutical Co.,
           Ltd..............................       113,366
   40,000  Kyowa Hakko Kogyo Co.............       173,818
   15,000  Lion Corp........................        44,531
   42,000  Sankyo Co., Ltd..................       952,923
   30,000  Yamanouchi Pharmaceutical Co.,
           Ltd..............................       646,049
                                              ------------
                                                 1,930,687
                                              ------------
           HOTELS & LODGING -- 0.0%
    8,000  Fujita Kanko, Inc................        86,140
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           INDUSTRIAL GOODS & SERVICES -- 0.9%
   75,000  Bridgestone Corp.................  $  1,632,427
   82,000  Denso Corp.......................     1,482,067
   17,000  Inax Corp........................        49,554
   58,000  Mitsui Engineering & Shipbuilding
           Co., Ltd.*.......................        37,025
   34,000  NGK Insulators Ltd...............       303,335
   20,000  NGK Spark Plug Co., Ltd..........       113,828
   66,000  Sumitomo Electric Industries
           Ltd..............................       903,546
                                              ------------
                                                 4,521,782
                                              ------------
           INSURANCE -- 0.5%
   66,000  Mitsui Marine & Fire Insurance
           Co., Ltd.........................       338,068
   41,000  Nichido Fire & Marine Insurance
           Co., Ltd.........................       214,427
   53,000  Nippon Fire & Marine Insurance
           Co...............................       199,329
   60,000  Sumitomo Marine & Fire Insurance
           Co...............................       318,410
  142,000  Tokio Marine & Fire Insurance
           Co...............................     1,616,353
                                              ------------
                                                 2,686,587
                                              ------------
           JEWELRY -- 0.1%
   29,000  Citizen Watch Co., Ltd...........       195,161
   10,000  Hoya Corp........................       315,333
                                              ------------
                                                   510,494
                                              ------------
           LEASING -- 0.1%
    7,000  Daiwa Kosho Lease Co., Ltd.......        28,534
   36,000  Yamato Transport Co., Ltd........       484,537
                                              ------------
                                                   513,071
                                              ------------
           LEISURE -- 0.0%
    4,000  Namco............................       116,596
                                              ------------
           MACHINE-DIVERSIFIED -- 0.0%
    4,000  Komori Corp......................        59,683
   12,000  Kurita Water Industries Ltd......       122,749
                                              ------------
                                                   182,432
                                              ------------
           MACHINERY & EQUIPMENT -- 0.8%
   27,000  Amada Co., Ltd...................       100,714
   14,000  Brother Industries Ltd...........        32,087
   10,000  Chiyoda Corp.....................        10,767
    5,000  Daifuku Co., Ltd.................        24,419
   22,000  Daikin Industries Ltd............        83,248
   26,000  Ebara Corp.......................       275,955
   90,000  Komatsu Ltd......................       453,389
   10,000  Koyo Seiko Co., Ltd..............        40,147
  129,000  Kubota Corp......................       341,298
   36,000  Minebea Co., Ltd.................       387,630
  309,000  Mitsubishi Heavy Industries
           Ltd..............................     1,292,837
    5,000  Mori Seiki Co....................        51,915

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           MACHINERY & EQUIPMENT (CONTINUED)
   51,000  NSK Ltd..........................  $    127,479
   42,000  NTN Corp.........................        97,553
    7,000  Okuma Corp.......................        24,981
   63,000  Sumitomo Heavy Industries,
           Ltd..............................       193,330
   15,000  Tokyo Electron Ltd...............       482,230
                                              ------------
                                                 4,019,979
                                              ------------
           MANUFACTURING-CAPITAL GOODS -- 0.2%
   31,000  Fujikura Ltd.....................       205,997
   12,000  Kokuyo Co........................       207,659
   14,000  Makita Corp......................       134,594
   21,000  Murata Manufacturing Co., Ltd....       529,759
    8,000  Noritake Co., Ltd................        38,271
    7,000  Takara Standard Co...............        34,456
                                              ------------
                                                 1,150,736
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.8%
   79,000  Canon, Inc.......................     1,847,085
   47,000  Fuji Photo Film Co., Ltd.........     1,807,399
    8,700  Sega Enterprises Ltd.............       157,913
                                              ------------
                                                 3,812,397
                                              ------------
           MEDICAL SUPPLIES -- 0.0%
   24,000  Olympus Optical Co., Ltd.               166,311
                                              ------------
           MERCHANDISING -- 0.6%
   38,000  Ito-Yokado Co., Ltd..............     1,943,531
   29,000  JUSCO Co., Ltd...................       410,395
   33,000  Marui Co., Ltd...................       515,224
                                              ------------
                                                 2,869,150
                                              ------------
           METALS -- 0.4%
   42,000  Daido Steel Co., Ltd.............        52,976
  298,000  Kawasaki Steel Corp..............       407,965
  104,000  Mitsubishi Materials Corp........       167,973
  633,000  Nippon Steel Corp................       939,609
  323,000  NKK Corp.........................       258,358
  288,000  Sumitomo Metal Industries Ltd....       369,909
   11,000  Tokyo Steel Manufacturing Co.....        37,309
                                              ------------
                                                 2,234,099
                                              ------------
           METALS & MINING -- 0.1%
   92,000  Hitachi Zosen Corp...............       147,884
   46,000  Mitsui Mining & Smelting Co......       185,385
   52,000  Sumitomo Metal Mining Co.........       171,972
                                              ------------
                                                   505,241
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.1%
  107,000  Asahi Glass Co., Ltd.............       510,225
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.3%
   69,000  Dai Nippon Printing Co., Ltd.....     1,300,174
                                              ------------
           OIL & GAS -- 0.0%
    3,100  Arabian Oil Co., Ltd.............        47,208
   32,000  Mitsubishi Oil Co., Ltd..........        47,500
   14,000  Teikoko Oil Co., Ltd.............        36,609
                                              ------------
                                                   131,317
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
           PACKAGING -- 0.1%
   19,600  Toyo Seikan Kaisha Ltd...........  $    280,385
                                              ------------
           PHARMACEUTICALS -- 0.4%
   25,000  Dai-Ichi Pharmaceuticals.........       282,646
   25,000  Eisai Co., Ltd...................       382,630
    3,000  Kissei Pharmaceutical Co.,
           Ltd..............................        43,378
   35,000  Meiji Seika Co...................       116,827
   32,000  Shionogi & Co., Ltd..............       147,176
   31,000  Taisho Pharmacuetical Co.........       793,949
                                              ------------
                                                 1,766,606
                                              ------------
           REAL ESTATE -- 0.4%
  119,000  Mitsubishi Estate Co., Ltd.......     1,299,636
   74,000  Mitsui Fudosan Co., Ltd..........       717,114
                                              ------------
                                                 2,016,750
                                              ------------
           RESTAURANTS -- 0.0%
    5,000  Skylark Co., Ltd.................        48,069
                                              ------------
           RETAIL STORES -- 0.1%
    6,000  Aoyama Trading Co., Ltd..........       107,521
   13,000  Hankyu Department Stores Co......        72,488
   15,000  Isetan Co........................        62,874
   29,000  Mycal Corp.......................       243,115
   28,000  Takashimaya Co., Ltd.............       170,126
                                              ------------
                                                   656,124
                                              ------------
           RETAIL-GENERAL MERCHANDISE -- 0.1%
   14,300  Credit Saison Co., Ltd...........       354,143
   14,000  Daimuru, Inc.....................        33,164
   34,000  Mitsukoshi Ltd...................        90,739
                                              ------------
                                                   478,046
                                              ------------
           RETAIL-SPECIAL LINE -- 0.1%
   15,000  Seiyu Ltd........................        47,531
    2,000  Shimachu Co......................        31,533
   17,000  Uny Co., Ltd.....................       234,039
                                              ------------
                                                   313,103
                                              ------------
           SERVICES -- 0.3%
   10,000  Secom Co., Ltd...................       641,434
   64,000  Toppan Printing Co., Ltd.........       836,788
                                              ------------
                                                 1,478,222
                                              ------------
           STORAGE -- 0.0%
   15,000  Mitsubishi Logistics Corp........       156,898
                                              ------------
           TELECOMMUNICATIONS -- 2.1%
   11,000  Nippon Comsys Corp...............       136,209
    1,171  Nippon Telegraph & Telephone
           Corp.............................    10,086,979
                                              ------------
                                                10,223,188
                                              ------------
           TEXTILE PRODUCTS -- 0.2%
   12,000  Gunze Ltd........................        19,935
   26,000  Kanebo Ltd. *....................        18,997
   31,000  Kuraray Co., Ltd.................       257,497
   57,000  Mitsubishi Rayon Co., Ltd........       140,285
   16,000  Nisshinbo Industries, Inc........        67,681

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           JAPAN (CONTINUED)
   15,000  Onward Kashiyama Co., Ltd........  $    174,203
   89,000  Teijin Ltd.......................       186,870
   49,000  Toyobo Ltd.......................        59,544
   25,000  Unitika Ltd. *...................        13,459
   14,000  Wacoal Corp......................       139,977
                                              ------------
                                                 1,078,448
                                              ------------
           TRANSPORTATION -- 1.0%
      368  East Japan Railway Co............     1,667,052
   78,000  Hankyu Corp......................       366,541
  163,000  Japan Airlines Co. *.............       445,043
  148,000  Kinki Nippon Railway Co..........       793,379
   75,000  Nagoya Railroad Co., Ltd.........       258,420
   46,000  Nankai Electric Railway Co.......       201,660
   98,000  Nippon Express Co., Ltd..........       489,921
   67,000  Odakyu Electric Railway Co.......       290,630
   78,000  Tobu Railway Co., Ltd............       244,760
  100,000  Tokyu Corp.......................       387,629
                                              ------------
                                                 5,145,035
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.1%
   13,000  Kamigumi Co., Ltd................        38,594
   30,000  Kawasaki Kisen Kaisha Ltd. *.....        36,456
   47,000  Keihin Electric Express Railway
           Co., Ltd.........................       164,473
  101,000  Mitsui OSK Lines, Ltd. *.........       140,600
  108,000  Nippon Yusen Kabushiki Kaisha....       297,367
    8,000  Seino Transportation.............        40,055
                                              ------------
                                                   717,545
                                              ------------
           WHOLESALE & INTERNATIONAL TRADE -- 0.6%
  137,000  Marubeni Corp....................       241,292
  143,000  Mitsubishi Corp..................     1,132,816
  145,000  Mitsui & Co......................       860,937
   97,000  Sumitomo Corp....................       544,604
                                              ------------
                                                 2,779,649
                                              ------------
           WHOLESALE DISTRIBUTION -- 0.0%
    1,000  Nagse & Co.......................         2,923
                                              ------------
           WIRE & CABLE PRODUCTS -- 0.1%
   60,000  Furukawa Electric Co., Ltd.......       257,958
                                              ------------
                                               132,689,079
                                              ------------
           MALAYSIA -- 0.8%
           AGRICULTURE -- 0.1%
  130,000  Golden Hope Plantations Berhad...       150,294
   37,500  Highlands & Lowlands Berhad......        38,344
   52,000  IOI Corporated Berhad............        16,833
   72,000  Kuala Lumpur Kepong Berhad.......       154,457
                                              ------------
                                                   359,928
                                              ------------
           AIRLINES -- 0.0%
   47,000  Malaysian Airlines...............        37,673
   12,000  Malaysian Pacific................        28,826
                                              ------------
                                                    66,499
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           MALAYSIA (CONTINUED)
           AUTOMOTIVE -- 0.0%
   13,000  Ederan Otomobil..................  $     26,552
   19,200  Oriental Holdings................        23,480
   41,000  Tan Chong Motors.................        17,907
                                              ------------
                                                    67,939
                                              ------------
           AUTOMOTIVE PARTS-REPLACEMENT -- 0.0%
   33,000  Perusahaan Otomobil Nasional
           Berhad...........................        32,217
                                              ------------
           BANKING -- 0.1%
   24,000  AMMB Holdings Berhad.............        15,723
   48,000  Commerce Asset Holdings Berhad...        22,937
   31,000  Ekran Berhad *...................        21,902
  115,500  Malayan Banking Berhad...........       335,310
  123,600  Public Bank......................        42,551
  104,000  RHB Capital Berhad...............        50,232
                                              ------------
                                                   488,655
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   18,000  Guinness Anchor..................        22,197
                                              ------------
           BUILDING PRODUCTS -- 0.0%
   15,000  Hume Ind Malaysia................        15,723
   15,000  Jaya Tiasa Holdings Berhad.......        27,554
   25,000  Kedah Cement Holdings............         4,592
   25,000  Malayan Cement...................        17,021
   46,000  Pan-Malaysia Cement Works
           Berhad...........................        17,727
                                              ------------
                                                    82,617
                                              ------------
           CHEMICALS -- 0.0%
    8,000  Malaysian Oxygen Berhad..........        17,881
                                              ------------
           CONSTRUCTION -- 0.0%
   77,400  YTL Corp. Berhad.................       104,397
                                              ------------
           DIVERSIFIED -- 0.1%
   54,000  Berjaya Group Berhad.............        10,960
  113,000  Malayan United Industries........        19,741
   64,000  Mulpha International Berhad......         7,481
   58,000  Multi-Purpose Holdings Berhad....        14,901
   22,500  Perlis Plantations Berhad........        31,793
  235,040  Sime Darby Berhad................       225,840
   46,000  Time Engineering Berhard.........        11,818
                                              ------------
                                                   322,534
                                              ------------
           ELECTRIC UTILITY -- 0.2%
  313,000  Tenaga Nasional Berhad...........       667,434
                                              ------------
           ENERGY -- 0.0%
   16,000  Umw Holdings Berhard.............        12,126
                                              ------------
           ENGINEERING -- 0.0%
  180,000  Amsteel Corp. Berhad.............        31,446
   49,326  United Engineers (Malaysia)
           Ltd..............................        41,059
                                              ------------
                                                    72,505
                                              ------------
           ENTERTAINMENT -- 0.0%
   94,000  Magnum Corp. Berhad..............        56,511
  110,000  Resorts World Berhad.............       185,106
                                              ------------
                                                   241,617
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           MALAYSIA (CONTINUED)
           FINANCE -- 0.0%
   48,000  MBf Capital Berhad...............  $     11,160
   23,000  Rashid Hussain Berhad............        17,846
                                              ------------
                                                    29,006
                                              ------------
           FOOD PRODUCTS -- 0.0%
   15,000  Nestle (Malaysia) Berhad.........        69,367
                                              ------------
           HOME FURNISHINGS -- 0.0%
   47,000  Technology Resources Industries
           Berhad...........................        27,772
                                              ------------
           INVESTMENT COMPANIES -- 0.0%
   13,000  Hong Leong Industries............        13,226
   44,000  Ta Enterprise Berhad.............         8,930
                                              ------------
                                                    22,156
                                              ------------
           LEISURE -- 0.0%
   38,000  Berjaya Land Berhad..............        23,235
                                              ------------
           MANUFACTURING-CAPITAL GOODS -- 0.0%
   11,000  Sugei Way Holdings...............         3,561
                                              ------------
           METALS & MINING -- 0.0%
   92,400  Malaysia Mining Corp. Berhad.....        36,320
                                              ------------
           OIL & GAS -- 0.0%
   17,500  Shell Refining Co. (Malaysia)
           Berhad...........................        27,425
                                              ------------
           PRINTING & PUBLISHING -- 0.0%
   11,000  New Straits Time Press...........        13,622
                                              ------------
           REAL ESTATE -- 0.0%
   43,000  Hong Leong Properties............         7,844
   60,000  Malaysian Resources..............        13,873
   51,000  Metroplex Berhad.................        13,037
   51,000  Selangor Properties Berhad.......        15,592
                                              ------------
                                                    50,346
                                              ------------
           TELECOMMUNICATIONS -- 0.3%
  303,000  Telekom Malaysia Berhad..........       895,213
                                              ------------
           TOBACCO -- 0.0%
   15,000  RJ Reynolds......................        24,471
   28,300  Rothmans of Pall Mall (Malaysia)
           Berhad...........................       219,937
                                              ------------
                                                   244,408
                                              ------------
           TRANSPORTATION -- 0.0%
  101,000  Malaysian International
           Shipping.........................       147,905
                                              ------------
                                                 4,148,882
                                              ------------
           NETHERLANDS -- 3.5%
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.2%
   16,840  Philips Electronics NV...........     1,010,121
                                              ------------
           BANKING -- 0.3%
   67,585  ABN Amro Holding NV..............     1,316,876
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           NETHERLANDS (CONTINUED)
           BEVERAGES & TOBACCO -- 0.1%
    2,670  Heineken NV......................  $    464,926
                                              ------------
           BROADCASTING & PUBLISHING -- 0.1%
   38,430  Elsevier NV......................       621,787
                                              ------------
           CHEMICALS -- 0.2%
    4,383  Akzo Nobel NV....................       755,859
                                              ------------
           COMPUTER SOFTWARE -- 0.0%
    2,952  Getronics NV.....................        94,069
                                              ------------
           ENERGY -- 1.4%
  126,588  Royal Dutch Petroleum Co.........     6,950,008
                                              ------------
           FINANCE -- 0.3%
   40,887  ING Groep NV.....................     1,722,427
                                              ------------
           FOOD PRODUCTS -- 0.4%
   36,124  Unilever NV-CVA..................     2,227,427
                                              ------------
           INSURANCE -- 0.0%
    1,117  Stad Rotterdam NV................        60,775
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.0%
      255  Stork NV.........................         8,805
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.0%
      981  Oce Van Griten...................       106,945
                                              ------------
           PACKAGING -- 0.0%
    5,120  Kniniklijke KNP BT NV............       117,946
                                              ------------
           PRINTING & PUBLISHING -- 0.1%
    3,211  Wolters Kluwer CVA...............       414,833
                                              ------------
           RETAIL-SPECIAL LINE -- 0.1%
   19,619  Ahold............................       511,953
                                              ------------
           SERVICES -- 0.2%
   23,687  Koninklijke Royal PTT Nederland
           NV...............................       988,503
                                              ------------
           STEEL -- 0.0%
    1,305  Koninklijke Hoogovens NV.........        53,495
                                              ------------
           TRANSPORTATION -- 0.1%
    1,950  IHC Caland NV....................       101,192
    3,909  KLM Royal Dutch Air Lines NV.....       144,619
    1,133  Pakhoed NV Kon...................        32,695
                                              ------------
                                                   278,506
                                              ------------
                                                17,705,261
                                              ------------
           NEW ZEALAND -- 0.4%
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.0%
   13,249  Fisher & Paykel Industries
           Ltd..............................        42,312
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   62,000  Lion Nathan Ltd..................       138,962
                                              ------------
           BUILDING PRODUCTS -- 0.0%
   36,983  Fletcher Challenge Building......        75,590
                                              ------------
           FINANCE -- 0.0%
  303,100  Brierley Investments Ltd.........       216,475
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           NEW ZEALAND (CONTINUED)
           FOREST PRODUCTS -- 0.1%
  195,881  Carter Holt Harvey Ltd...........  $    302,546
   93,679  Fletcher Challenge Forests.......        77,785
   72,922  Fletcher Challenge Paper.........        95,271
                                              ------------
                                                   475,602
                                              ------------
           OIL & GAS -- 0.0%
   37,968  Fletcher Challenge Energy........       132,939
                                              ------------
           TELECOMMUNICATIONS -- 0.3%
  204,065  Telecom Corp. of New Zealand
           Ltd..............................       989,402
                                              ------------
                                                 2,071,282
                                              ------------
           NORWAY -- 1.3%
           BANKING -- 0.0%
   61,300  Christiania Bank Og
           Kreditkasse......................       247,788
                                              ------------
           CHEMICALS -- 0.0%
    1,000  Dyno Industrier ASA..............        19,262
                                              ------------
           ELECTRIC UTILITY -- 0.0%
   15,650  Hafslund ASA, Series A...........        95,528
   10,326  Hafslund ASA, Series B...........        49,304
                                              ------------
                                                   144,832
                                              ------------
           ENGINEERING -- 0.1%
    8,950  Kvaerner ASA, Series A...........       456,472
                                              ------------
           FOREST PRODUCTS -- 0.0%
    3,200  Norske Skogindustrier ASA --
           Class A..........................        92,890
                                              ------------
           INDUSTRIAL GOODS & SERVICES -- 0.0%
    1,200  Unitor ASA.......................        14,650
                                              ------------
           INSURANCE -- 0.1%
   73,500  Storebrand ASA *.................       518,435
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.2%
   10,500  Orkla ASA, Series A..............       904,412
                                              ------------
           OIL & GAS -- 0.8%
   10,500  Aker RGI ASA, Series A...........       189,428
    2,100  Aker RGI ASA, Series B...........        34,183
   60,850  Norsk Hydro ASA..................     2,967,310
    8,300  Petroleum Geo-Services ASA *.....       523,521
                                              ------------
                                                 3,714,442
                                              ------------
           TRANSPORTATION -- 0.1%
   14,100  Bergesen d.y. ASA -- Class A.....       332,791
    1,400  Bergesen d.y. ASA -- Class B.....        32,663
    2,200  Leif Hoegh & Co. ASA.............        44,763
                                              ------------
                                                   410,217
                                              ------------
                                                 6,523,400
                                              ------------
           SINGAPORE -- 0.8%
           AUTOMOTIVE -- 0.0%
    1,000  Cycle & Carriage.................         4,125
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SINGAPORE (CONTINUED)
           BANKING -- 0.3%
   48,750  Development Bank Of Singapore
           Ltd..............................  $    416,632
   86,042  Oversea-Chinese Banking Corp.,
           Ltd..............................       500,439
   70,350  United Overseas Bank Ltd.........       390,384
                                              ------------
                                                 1,307,455
                                              ------------
           BEVERAGES & TOBACCO -- 0.0%
   21,000  Fraser & Neave Ltd...............        90,983
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
    3,000  Creative Technology Ltd. *.......        60,892
                                              ------------
           FINANCE -- 0.0%
   29,600  Haw Par Brothers International
           Ltd..............................        38,297
                                              ------------
           HOTELS & LODGING -- 0.0%
    1,000  Overseas Union Enterprise Ltd....         2,397
    1,100  Shangri-La Hotel Ltd.............         2,011
                                              ------------
                                                     4,408
                                              ------------
           METALS & MINING -- 0.0%
    7,000  Straits Trading Co., Ltd.........         8,309
                                              ------------
           PRINTING & PUBLISHING -- 0.1%
   28,320  Singapore Press Holdings.........       354,643
                                              ------------
           REAL ESTATE -- 0.1%
   56,600  City Developments Ltd............       262,015
   72,000  DBS Land Ltd.....................       110,247
    8,000  United Industrial Corp., Ltd.....         3,134
   52,000  United Overseas Land Ltd.........        43,824
                                              ------------
                                                   419,220
                                              ------------
           STEEL -- 0.0%
   60,750  NatSteel Ltd.....................        82,205
                                              ------------
           TELECOMMUNICATIONS -- 0.2%
  471,000  Singapore Telecommunications
           Ltd..............................       877,741
                                              ------------
           TRANSPORTATION -- 0.1%
   59,000  Neptune Orient Lines Ltd.........        23,286
   91,000  Singapore Airlines Ltd...........       594,087
                                              ------------
                                                   617,373
                                              ------------
           TRANSPORTATION & SHIPPING -- 0.0%
   49,000  Keppel Corp......................       140,753
                                              ------------
           WHOLESALE DISTRIBUTION -- 0.0%
   11,000  Inchcape Berhad..................        16,909
                                              ------------
                                                 4,023,313
                                              ------------
           SPAIN -- 2.7%
           BANKING -- 0.6%
   25,342  Banco Central Hispanoamericano
           SA...............................       616,859
   45,096  Banco Santander SA...............     1,506,007
   10,100  Corporacion Bancaria de Espana
           SA...............................       614,288
                                              ------------
                                                 2,737,154
                                              ------------
           BANKING & FINANCE -- 0.4%
   63,441  Banco Bilbao Vizcaya SA..........     2,052,051
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SPAIN (CONTINUED)
           BEVERAGES & TOBACCO -- 0.0%
    1,650  El Aguila SA *...................  $      6,474
    2,806  Tabacalera SA, Class A...........       227,366
                                              ------------
                                                   233,840
                                              ------------
           BUILDING PRODUCTS -- 0.0%
      820  Portland Valderrivas SA..........        73,707
    5,400  Uralita SA.......................        61,647
                                              ------------
                                                   135,354
                                              ------------
           CHEMICALS -- 0.0%
      700  Ercros SA *......................           680
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
      500  Prosegur, CIA de Seguridad SA....         5,019
                                              ------------
           ENERGY -- 0.2%
   28,298  Repsol SA........................     1,206,814
                                              ------------
           ENGINEERING -- 0.1%
   18,613  Autopistas Concesionaria Espanola
           SA...............................       249,735
    3,400  Dragados & Construcciones SA.....        72,388
      200  Urbis SA *.......................         1,890
                                              ------------
                                                   324,013
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.0%
      400  Ebro Agricolas, Compania de
           Alimentacion SA..................         7,033
                                              ------------
           FOREST PRODUCTS -- 0.0%
      100  Empresa Nacional de Celulosas
           SA...............................         1,361
    2,498  Sarrio SA........................         9,047
                                              ------------
                                                    10,408
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.7%
   97,880  Endesa-Empresa Nac Elec..........     1,737,131
    3,008  Fomento de Construcciones y
           Contratas SA.....................       114,466
   86,924  Iberdrola SA.....................     1,143,471
   23,666  Union Electrica Fenosa SA........       226,699
                                              ------------
                                                 3,221,767
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.0%
      675  Corporacion Financiara Alba SA...        71,080
                                              ------------
           INSURANCE -- 0.0%
    4,600  Corporacion Mapfre...............       121,930
                                              ------------
           METALS -- 0.0%
      400  Acerinox SA......................        59,233
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.0%
    1,221  Viscofan Industria Navarra de
           Envolturas Celulosicassa SA......        30,642
                                              ------------
           NATURAL GAS UTILITY -- 0.1%
   13,824  Gas Natural SDG SA...............       716,526
                                              ------------
           REAL ESTATE -- 0.0%
      247  Inmobiliaria Metropolitana Vasco
           Central SA.......................        11,133
    2,361  Vallehermoso SA..................        72,341
                                              ------------
                                                    83,474
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SPAIN (CONTINUED)
           TELECOMMUNICATIONS -- 0.6%
   88,875  Telefonica de Espana.............  $  2,536,530
                                              ------------
           WATER UTILITY -- 0.0%
    3,442  Aquas De Barcelona...............       141,821
                                              ------------
                                                13,695,369
                                              ------------
           SWEDEN -- 1.4%
           AUTOMOTIVE -- 0.1%
   19,000  Volvo AB, Series B...............       510,060
                                              ------------
           BANKING & FINANCE -- 0.0%
    6,300  Svenska Handlesbanken, Class B...       202,871
                                              ------------
           BUILDING PRODUCTS -- 0.0%
    4,400  Scancem AB -- Class A............       180,229
                                              ------------
           ENGINEERING -- 0.2%
   39,000  ABB AB, Series A.................       462,042
   28,500  ABB AB, Series B.................       335,849
      100  Skanska AB, Series B.............         4,102
                                              ------------
                                                   801,993
                                              ------------
           FOREST PRODUCTS -- 0.1%
   14,500  Stora Kopparbergs Bergslags
           Aktiebolag, Series A.............       182,749
    3,250  Stora Kopparbergs Bergslags
           Aktiebolag, Series B.............        40,347
    3,800  Svenska Cellusoa AB, Series B....        85,489
                                              ------------
                                                   308,585
                                              ------------
           INSURANCE -- 0.1%
   12,000  Skandia Forsakrings AB...........       566,397
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
    8,250  Atlas Copco AB, Series A.........       246,428
      500  Atlas Copco AB, Series B.........        14,904
                                              ------------
                                                   261,332
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.1%
    3,700  Electrolux AB, Series B..........       256,946
                                              ------------
           METAL FABRICATE/HARDWARE -- 0.0%
    9,300  SKF AB, Series A.................       186,367
                                              ------------
           METALS & MINING -- 0.1%
   10,100  SKF AB, Series B.................       215,128
    7,960  Trelleborg AB, Series B..........       100,323
                                              ------------
                                                   315,451
                                              ------------
           OFFICE EQUIPMENT & SERVICES -- 0.0%
      300  Esselte AB, Series B.............         6,087
                                              ------------
           PHARMACEUTICALS -- 0.3%
   76,400  Astra AB, Series A...............     1,323,987
   13,333  Astra AB, Series B...............       224,335
                                              ------------
                                                 1,548,322
                                              ------------
           TELECOMMUNICATIONS -- 0.3%
   54,600  Telefonaktiebolaget LM Ericsson,
           Series B.........................     2,054,115
                                              ------------
                                                 7,198,755
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SWITZERLAND -- 5.2%
           AIRLINES -- 0.1%
      220  Sairgroup........................  $    301,669
                                              ------------
           BANKING -- 0.3%
    4,380  Swiss Bank Corp..................     1,363,353
                                              ------------
           BUILDING PRODUCTS -- 0.1%
      436  Holderbank Financiere Glarus
           AG...............................       356,321
                                              ------------
           COMMERCIAL SERVICES -- 0.0%
      390  Addeco SA........................       113,239
                                              ------------
       81  SGS Societe Generale de
           Surveillance Holding SA..........       155,497
                                              ------------
                                                   268,736
                                              ------------
           DIVERSIFIED -- 0.2%
      450  ABB AG, Bearer Shares *..........       566,144
      225  Alusuisse-Lonza Holding AG,
           Registered.......................       216,431
                                              ------------
                                                   782,575
                                              ------------
           ENGINEERING -- 0.0%
       15  Schindler Holding AG,
           Participating Certificates.......        15,653
                                              ------------
           FINANCE -- 0.7%
   11,720  Credit Suisse Group,
           Registered.......................     1,815,994
    1,179  UBS -- Union Bank of Switzerland,
           Bearer...........................     1,707,207
                                              ------------
                                                 3,523,201
                                              ------------
           FOOD PRODUCTS -- 0.7%
    2,468  Nestle SA, Registered............     3,703,985
                                              ------------
           INSURANCE -- 0.5%
      715  Swiss Reinsurance Co.,
           Registered.......................     1,339,261
    2,350  Zuerich Verichrng Gesellschft
           Rg...............................     1,121,387
                                              ------------
                                                 2,460,648
                                              ------------
           MANUFACTURING-CONSUMER GOODS -- 0.0%
      182  Sulzer AG, Registered............       115,548
                                              ------------
           METAL FABRICATE/HARDWARE -- 0.0%
       30  Fischer (George) AG, Bearer......        41,137
                                              ------------
           METALS -- 0.0%
       40  Alusuisse-Lonza Holding AG,
           Bearer...........................        38,202
                                              ------------
           PHARMACEUTICALS -- 2.6%
      461  Novartis AG, Bearer..............       750,659
    3,879  Novartis AG, Registered..........     6,303,638
      439  Roche Holding AG.................     4,365,768
       94  Roche Holding AG, Bearer.........     1,450,069
                                              ------------
                                                12,870,134
                                              ------------
           RETAIL-GENERAL MERCHANDISE -- 0.0%
       65  Jelmoli Holding AG, Bearer.......        56,151
      260  Valora Holding AG................        54,904
                                              ------------
                                                   111,055
                                              ------------
           RETAIL-SPECIAL LINE -- 0.0%
      325  Jelmoli Holding AG, Registered...        54,369
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           SWITZERLAND (CONTINUED)
           TRANSPORTATION -- 0.0%
        5  Danzas Holding AG, Registered....  $        984
                                              ------------
                                                26,007,570
                                              ------------
           UNITED KINGDOM -- 18.7%
           AEROSPACE -- 0.1%
   21,664  Smiths Industries PLC............       308,516
                                              ------------
           AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
   30,897  British Aerospace PLC............       885,090
      800  Cobham PLC.......................        11,011
                                              ------------
                                                   896,101
                                              ------------
           APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
   56,200  EMI Group PLC....................       484,782
                                              ------------
           AUTO PARTS -- 0.1%
   19,014  BBA Group PLC....................       127,646
    3,446  Laird Group PLC..................        25,147
   39,582  T & N PLC........................       165,425
                                              ------------
                                                   318,218
                                              ------------
           AUTOMOTIVE -- 0.1%
    3,101  Lex Service PLC..................        23,803
  106,709  Rolls-Royce PLC..................       403,832
                                              ------------
                                                   427,635
                                              ------------
           BANKING -- 2.3%
  100,737  Abbey National PLC...............     1,738,748
  109,128  Barclays PLC.....................     2,899,886
   67,568  HSBC Holdings PLC................     1,746,584
  140,367  HSBC Holdings PLC (Hong Kong
           Dollars).........................     3,478,260
   60,801  Royal Bank of Scotland Group
           PLC..............................       778,328
   13,979  Schroders PLC....................       431,270
                                              ------------
                                                11,073,076
                                              ------------
           BEVERAGES & TOBACCO -- 0.6%
  288,938  Guinness Giageo PLC..............     2,655,217
   44,161  Scottish & Newcastle PLC.........       534,434
                                              ------------
                                                 3,189,651
                                              ------------
           BREWERY -- 0.2%
   67,527  Bass PLC.........................     1,039,981
                                              ------------
           BROADCASTING/CABLE -- 0.2%
  122,800  British Sky Broadcasting Group
           PLC..............................       917,332
   43,042  Carlton Communications PLC.......       331,444
                                              ------------
                                                 1,248,776
                                              ------------
           BUILDING PRODUCTS -- 0.3%
   53,502  Blue Circle Industries PLC.......       313,176
   37,736  BPB PLC..........................       209,867
   27,842  Hepworth PLC.....................       100,556
    8,499  Marley PLC.......................        13,355
    9,467  Meyer International PLC..........        59,660
   18,454  RMC Group PLC....................       260,525
   77,228  Rugby Group PLC..................       173,452
   55,474  Tarmac PLC.......................       104,512
   54,273  Williams PLC.....................       300,051
                                              ------------
                                                 1,535,154
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           CHEMICALS -- 0.3%
   34,748  BOC Group PLC....................  $    575,461
   21,004  Courtaulds PLC...................       102,816
   51,551  Imperial Chemical Industries
           PLC..............................       797,328
                                              ------------
                                                 1,475,605
                                              ------------
           COMPUTER HARDWARE MANUFACTURING -- 0.0%
    1,793  Viglen Technology PLC............             0
                                              ------------
           CONGLOMERATES -- 0.4%
  237,175  B.A.T. Industries PLC............     2,163,927
   40,924  Lonrho PLC.......................        62,623
                                              ------------
                                                 2,226,550
                                              ------------
           CONSTRUCTION -- 0.0%
   56,510  Taylor Woodrow PLC...............       165,972
                                              ------------
           DISTRIBUTION -- 0.4%
  399,610  BG PLC...........................     1,801,601
  315,594  Centrica PLC *...................       456,966
                                              ------------
                                                 2,258,567
                                              ------------
           ELECTRIC UTILITY -- 0.3%
  122,969  National Grid Group PLC..........       587,273
   84,283  Scottish Power PLC...............       744,015
   34,209  Southern Electric PLC............       284,815
                                              ------------
                                                 1,616,103
                                              ------------
           ELECTRICAL & ELECTRONIC -- 0.3%
   25,643  Bowthorpe PLC....................       158,857
   32,574  Electrocomponents PLC............       242,260
  198,960  General Electric Co., PLC........     1,306,203
                                              ------------
                                                 1,707,320
                                              ------------
           ELECTRICAL EQUIPMENT -- 0.0%
    6,722  Delta PLC........................        29,089
                                              ------------
           ENERGY -- 1.2%
  441,578  British Petroleum Co., PLC.......     5,816,222
                                              ------------
           ENGINEERING -- 0.0%
   10,902  AMEC PLC.........................        21,078
      171  Barratt Developments PLC.........           651
                                              ------------
                                                    21,729
                                              ------------
           FINANCE -- 1.3%
   56,913  Cardon PLC.......................       165,751
  418,478  Lloyds TSB Group PLC.............     5,412,119
   13,726  Mercury Asset Management Group
           PLC..............................       383,490
   19,913  Provident Financial PLC..........       261,136
   25,910  St. James's Place Capital PLC....        72,049
                                              ------------
                                                 6,294,545
                                              ------------
           FOOD & HOUSEHOLD PRODUCTS -- 0.6%
   71,702  Cadbury Schweppes PLC............       713,771
  248,748  Unilever PLC.....................     2,132,404
                                              ------------
                                                 2,846,175
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           FOOD PRODUCTS -- 0.2%
   64,400  Associated British Foods PLC.....  $    552,072
   23,280  Tate & Lyle PLC..................       192,291
    9,334  Unigate PLC......................        92,380
   34,759  United Biscuits (Holdings) PLC...       128,111
                                              ------------
                                                   964,854
                                              ------------
           FOREST PRODUCTS -- 0.0%
   43,404  Arjo Wiggins Appleton PLC........       116,410
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.2%
   86,766  National Power PLC...............       860,159
                                              ------------
           HEALTH & PERSONAL CARE -- 1.8%
  271,959  Glaxo Wellcome PLC...............     6,434,792
   72,169  Zeneca Group PLC.................     2,541,187
                                              ------------
                                                 8,975,979
                                              ------------
           HOMEBUILDERS -- 0.0%
   30,094  George Wimpey PLC................        52,488
   31,929  Wilson Connolly Holdings PLC.....        81,956
                                              ------------
                                                   134,444
                                              ------------
           INDUSTRIAL HOLDING COMPANY -- 0.3%
   26,483  BICC Group PLC...................        74,949
  292,639  BTR PLC..........................       898,015
   42,127  Hanson PLC.......................       188,886
   34,133  TI Group PLC.....................       261,717
                                              ------------
                                                 1,423,567
                                              ------------
           INSURANCE -- 2.2%
   65,168  Boots Co., PLC...................       946,820
   49,041  Commercial Union PLC.............       724,616
   72,016  Great Universal Stores PLC.......       888,715
   65,046  Guardian Royal Exchange PLC......       347,837
   89,407  Legal & General Group PLC........       782,628
  215,326  Marks & Spencer PLC..............     2,122,244
  137,833  Prudential Corp., PLC............     1,602,277
  110,873  Royal & Sun Alliance Insurance
           Group PLC........................     1,112,827
  133,038  Sainsbury (J) PLC................     1,115,301
   16,318  Sedgwick Group PLC...............        37,858
  157,137  Tesco PLC........................     1,266,913
   28,938  Willis Corroon Group PLC.........        70,708
                                              ------------
                                                11,018,744
                                              ------------
           LEISURE -- 0.3%
   62,992  Granada Group PLC................       971,175
   84,471  Ladbroke Group PLC...............       366,930
   56,900  Rank Group PLC...................       317,383
                                              ------------
                                                 1,655,488
                                              ------------
           MACHINE-DIVERSIFIED -- 0.0%
   21,296  FKI PLC..........................        67,278
                                              ------------
           MACHINERY & EQUIPMENT -- 0.1%
   25,300  GKN PLC..........................       519,110
                                              ------------

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           MANUFACTURING-CAPITAL GOODS -- 0.1%
   18,984  IMI PLC..........................  $    126,663
   40,592  Wolseley PLC.....................       322,597
                                              ------------
                                                   449,260
                                              ------------
           MERCHANDISING -- 0.1%
   78,023  Safeway PLC......................       442,908
                                              ------------
           METALS -- 0.2%
  145,916  British Steel PLC................       316,319
   76,682  Rio Tinto PLC, Registered........       890,149
                                              ------------
                                                 1,206,468
                                              ------------
           METALS & MINING -- 0.0%
   24,630  English China Clays PLC..........       109,016
   10,804  Johnson Matthey PLC..............        96,262
                                              ------------
                                                   205,278
                                              ------------
           MISCELLANEOUS MATERIALS & COMMODITIES -- 0.0%
   15,900  Harrisons & Crosfield PLC........        36,627
   30,432  Pilkington PLC...................        64,093
   11,415  Vickers PLC......................        44,514
                                              ------------
                                                   145,234
                                              ------------
           OIL & GAS -- 0.1%
    9,771  Burmah Castrol PLC...............       169,936
   69,182  LASMO PLC........................       307,917
                                              ------------
                                                   477,853
                                              ------------
           PAPER PRODUCTS -- 0.0%
   24,358  Rexam PLC........................       119,635
                                              ------------
           PHARMACEUTICALS -- 0.9%
  425,140  SmithKline Beecham PLC...........     4,375,538
                                              ------------
           PRINTING & PUBLISHING -- 0.5%
    4,808  De La Rue PLC....................        31,328
   40,873  Pearson PLC......................       531,295
   81,796  Reed International PLC...........       797,430
  120,955  Reuters Holdings PLC.............     1,330,447
                                              ------------
                                                 2,690,500
                                              ------------
           RAILROADS -- 0.1%
   35,800  Railtrack Group PLC..............       569,615
                                              ------------
           REAL ESTATE -- 0.3%
   34,009  British Land Co., PLC............       372,123
    2,436  Great Portland Estates PLC.......         9,620
   35,421  Hammerson PLC....................       275,382
   37,045  Land Securities PLC..............       597,348
   13,249  MEPC PLC.........................       111,071
   23,972  Slough Estates PLC...............       135,489
                                              ------------
                                                 1,501,033
                                              ------------
           RETAIL STORES -- 0.1%
   26,826  Next PLC.........................       305,446
                                              ------------
           RETAIL-GENERAL MERCHANDISE -- 0.2%
   12,736  Argos PLC........................       115,467
   48,507  Kingfisher PLC...................       676,818
   83,403  Sears PLC........................        72,047
                                              ------------
                                                   864,332
                                              ------------

                                   Continued

                          The Kent  INTERNATIONAL GROWTH FUND
                          Funds PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1997

                                                 MARKET
 SHARES                                          VALUE
 ------                                          ------
COMMON STOCKS (CONTINUED)
           UNITED KINGDOM (CONTINUED)
           RETAIL-SPECIAL LINE -- 0.1%
  101,624  LucasVarity PLC..................  $    359,507
                                              ------------
           TELECOMMUNICATIONS -- 1.4%
  480,466  British Telecommunications PLC...     3,792,712
  172,196  Cable & Wireless PLC.............     1,514,408
  219,768  Vodafone Group PLC...............     1,603,726
                                              ------------
                                                 6,910,846
                                              ------------
           TELECOMMUNICATIONS-EQUIPMENT -- 0.0%
   16,186  Racal Electronic PLC.............        70,576
                                              ------------
           TEXTILE PRODUCTS -- 0.0%
   36,816  Coats Viyella PLC................        55,428
    3,534  Courtaulds Textiles PLC..........        20,730
                                              ------------
                                                    76,158
                                              ------------
           TRANSPORTATION -- 0.3%
   74,172  British Airways PLC..............       727,986
   13,207  Ocean Group PLC..................       128,429
   44,646  Peninsular & Oriental Steam
           Navigation Co....................       510,184
   23,478  Transport Development Group PLC..        79,193
                                              ------------
                                                 1,445,792
                                              ------------
           WATER UTILITY -- 0.2%
   19,357  Anglian Water PLC................       257,985
   27,099  Thames Water PLC.................       406,204
   38,414  United Utilities PLC.............       496,171
                                              ------------
                                                 1,160,360
                                              ------------
                                                94,092,139
                                              ------------
           TOTAL COMMON STOCKS..............   488,705,682
           (Cost $423,047,484)                ------------

PREFERRED STOCKS -- 0.7%
           AUSTRALIA -- 0.2%
           PRINTING & PUBLISHING -- 0.2%
  175,105  News Corp. Ltd...................       866,419
                                              ------------
           AUSTRIA -- 0.1%
           BANKING -- 0.1%
    2,600  Bank Austria AG -- Vorguz........       123,312
    7,244  Bank Austria Preferred *.........       321,807
                                              ------------
                                                   445,119
                                              ------------
           GERMANY -- 0.4%
           AUTOMOTIVE -- 0.1%
      168  MAN AG Preferred.................        38,121
      527  Volkswagen AG Preferred..........       225,978
                                              ------------
                                                   264,099
                                              ------------
           COMPUTER SOFTWARE -- 0.2%
    3,800  SAP AG Preferred.................     1,234,653
                                              ------------
           GAS & ELECTRIC UTILITY -- 0.1%
   19,640  RWE AG...........................       841,070
                                              ------------
                                                 2,339,822
                                              ------------
           ITALY -- 0.0%
           AUTOMOTIVE -- 0.0%
   90,420  Fiat SpA Preferred...............       138,085
                                              ------------

SHARES OR
PRINCIPAL                                        MARKET
 AMOUNT                                          VALUE
---------                                        ------
PREFERRED STOCKS (CONTINUED)
           TOTAL PREFERRED STOCKS...........  $  3,789,445
           (Cost $2,471,524)                  ------------

RIGHTS -- 0.1%
           AUSTRALIA -- 0.0%
           ENTERTAINMENT -- 0.0%
   22,876  Crown Ltd. Rights *..............         1,938
                                              ------------
           ITALY -- 0.1%
           BANKING -- 0.1%
   38,900  Banco Ambrosiano Veneto SpA*.....        48,625
   54,694  Banco Ambrosiano Veneto SpA*.....        34,648
   54,694  Banco Ambrosiano Veneto SpA*.....       232,789
   38,900  Banco Ambrosiano Veneto SpA*.....         5,259
                                              ------------
                                                   321,321
           MALAYSIA -- 0.0%
           BANKING -- 0.0%
  103,000  Public Bank......................             0
                                              ------------
           TOTAL RIGHTS.....................       323,259
           (Cost $94,665)                     ------------

WARRANTS -- 0.0%
           BELGIUM -- 0.0%
           BANKING -- 0.0%
      568  Generale Banque Warrants *.......         1,456
                                              ------------
           FRANCE -- 0.0%
           FINANCE -- 0.0%
   12,918  Compagnie Generale des Eaux *....         8,783
                                              ------------
           TOTAL WARRANTS...................        10,239
           (Cost $0)                          ------------

COMMERCIAL PAPER -- 1.1%
           UNITED STATES -- 1.1%
           AUTOMOTIVE -- 1.1%
$5,714,579 General Motors Acceptance Corp...     5,714,579
                                              ------------
           TOTAL COMMERCIAL PAPER...........     5,714,579
           (Cost $5,714,579)                  ------------

TOTAL INVESTMENTS -- 99.2%..................   498,543,204
                     (Cost $431,328,252) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.8%.......................     3,835,505
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $502,378,709
                                              ============

---------------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of mark to market adjustment for passive foreign investment companies of $2,685,051. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $128,496,401
       Unrealized depreciation...............   (63,966,500)
                                               ------------
       Net unrealized appreciation...........  $ 64,529,901
                                               ============

* Non-income producing security.

                                 The Kent Funds

                                    INTERNATIONAL GROWTH FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

At December 31, 1997, the International Growth Fund's open forward foreign currency exchange contracts were as follows:

                                                                                                              UNREALIZED
                                    DELIVERY       CONTRACT     CONTRACT       CONTRACT        MARKET        APPRECIATION
            CURRENCY                  DATE         PRICE**      AMOUNT**         VALUE          VALUE       (DEPRECIATION)
--------------------------------  -------------    --------    -----------    -----------    -----------    --------------
Short Contracts:
  Austrian Schilling............         1/5/98     12.5990    $(9,723,653)   $  (771,780)   $  (768,617)      $(3,163)
  Belgian Franc.................        1/15/98     36.9860     (5,695,549)      (153,992)      (153,726)          266
  British Pound.................         1/6/98      0.5970       (443,342)      (742,598)      (729,476)       13,122
  British Pound.................         1/7/98      0.6035       (131,207)      (217,410)      (215,888)        1,522
  German Marks..................         1/8/98      1.7910       (444,121)      (247,974)      (247,002)          971
  French Franc..................        1/30/98      5.9620     (2,976,299)      (499,212)      (494,742)        4,470
  New Zealand Dollar............         1/8/98      1.5267         (7.537)        (4,937)        (4,377)          560
  Singapore Dollars.............         1/6/98      1.6790       (101,293)       (60,329)       (60,117)          213
  Japanese Yen..................         1/7/98    130.1000     (7,866,538)       (60,465)       (60,502)          (37)
                                                                              -----------    -----------       -------
Total Short Contracts:                                                        $(2,758,697)   $(2,734,447)      $24,250
                                                                              ===========    ===========       =======
Long Contracts:
  U.S. Dollar...................         1/5/98      1.0000    $   771,780    $   771,780    $   771,780       $     0
  U.S. Dollar...................         1/6/98      1.0000        802,927        802,927        802,927             0
  U.S. Dollar...................         1/7/98      1.0000        277,875        277,875        277,875             0
  U.S. Dollar...................         1/8/98      1.0000        252,911        252,911        252,911             0
  U.S. Dollar...................        1/15/98      1.0000        153,992        153,992        153,992             0
  U.S. Dollar...................        1/30/98      1.0000        499,212        499,212        499,212             0
                                                                              -----------    -----------       -------
Total Long Contracts:                                                         $ 2,758,697    $ 2,758,697       $     0
                                                                              ===========    ===========       =======

---------------
** Contract price is in local currency.

                       See Notes to Financial Statements.

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS -- 98.8%
            ADVERTISING -- 0.1%
    10,200  Interpublic Group Companies
            Inc.............................  $    508,088
     6,600  Omnicom Group...................       279,675
                                              ------------
                                                   787,763
                                              ------------
            AEROSPACE & DEFENSE -- 1.3%
    80,892  Boeing Co.......................     3,958,653
     5,100  General Dynamics Corp...........       440,831
    15,694  Lockheed Martin Corp............     1,545,859
     5,400  Northrop Grumman Corp...........       621,000
         1  Raytheon Co. -- Class A.........            20
    27,500  Raytheon Co. -- Class B.........     1,388,750
                                              ------------
                                                 7,955,113
                                              ------------
            AGRICULTURE -- 0.1%
     5,300  Pioneer Hi Bred, Inc............       568,425
                                              ------------
            APPLIANCES & HOUSEHOLD PRODUCTS -- 0.1%
     7,900  Maytag Corp.....................       294,769
     6,100  Whirlpool Corp..................       335,500
                                              ------------
                                                   630,269
                                              ------------
            AUTO/TRUCK -- ORIGINAL EQUIPMENT -- 0.4%
     3,100  Cummins Engine, Inc.............       183,094
     8,500  Dana Corp.......................       403,750
     6,200  Eaton Corp......................       553,349
     6,120  Navistar International Corp.*...       151,853
     6,250  PACCAR Inc......................       328,125
    10,000  TRW Inc.........................       533,750
                                              ------------
                                                 2,153,921
                                              ------------
            AUTO/TRUCK -- REPLACEMENT EQUIPMENT -- 0.1%
     5,100  Echlin, Inc.....................       184,556
    14,425  Genuine Parts Co................       489,549
                                              ------------
                                                   674,105
                                              ------------
            AUTOMOTIVE -- 1.6%
    53,838  Chrysler Corp...................     1,894,425
    97,100  Ford Motor Co...................     4,727,556
    58,200  General Motors Corp.............     3,528,375
                                              ------------
                                                10,150,356
                                              ------------
            BANKS -- MAJOR REGIONAL -- 5.8%
    47,544  Banc One Corp...................     2,582,233
    30,500  Bank of New York Co., Inc.......     1,763,281
    11,800  BankBoston Corp.................     1,108,463
    15,900  Barnett Banks, Inc..............     1,142,813
     8,500  Comerica, Inc...................       767,125
    16,200  Corestates Financial Corp.......     1,297,013
    12,500  Fifth Third Bancorp.............     1,021,875
    23,553  First Chicago NBD Corp..........     1,966,675
    50,850  First Union Corp................     2,606,062
    20,207  Fleet Financial Group, Inc......     1,514,262
    15,500  Huntington Bancshares...........       558,000
    17,800  KeyCorp.........................     1,260,463
    20,600  Mellon Bank Corp................     1,248,875
    17,300  National City Corp..............     1,137,475

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BANKS -- MAJOR REGIONAL (CONTINUED)
    57,588  NationsBank.....................  $  3,502,069
    61,100  Norwest Corp....................     2,359,987
    24,700  PNC Bank Corp...................     1,409,444
     4,400  Republic New York Corp..........       502,425
    13,000  State Street Corp...............       756,438
    17,100  SunTrust Banks, Inc.............     1,220,513
    19,854  U.S. Bancorp....................     2,222,406
    16,500  Wachovia Corp...................     1,338,563
     7,000  Wells Fargo & Co................     2,376,062
                                              ------------
                                                35,662,522
                                              ------------
            BANKS -- MONEY CENTER -- 2.5%
    56,148  BankAmerica Corp................     4,098,804
     7,900  Bankers Trust New York Corp.....       888,256
    11,100  BB&T Corp.......................       711,094
    34,058  Chase Manhattan Corp............     3,729,351
    37,000  Citicorp........................     4,678,187
    14,400  J.P. Morgan & Co., Inc..........     1,625,400
                                              ------------
                                                15,731,092
                                              ------------
            BEVERAGES -- ALCOHOLIC -- 0.5%
     3,000  Adolph Coors Co.................        99,750
    39,670  Anheuser-Busch Co., Inc.........     1,745,480
     5,600  Brown-Forman Corp...............       309,400
    29,600  Seagram Co., Ltd................       956,450
                                              ------------
                                                 3,111,080
                                              ------------
            BEVERAGES -- SOFT DRINKS -- 2.9%
   200,100  Coca-Cola Co....................    13,331,662
   122,800  PepsiCo, Inc....................     4,474,525
                                              ------------
                                                17,806,187
                                              ------------
            BROADCASTING/CABLE -- 0.4%
     7,900  Clear Channel Communications*...       627,556
    28,200  Comcast Corp. Special...........       890,063
    41,046  Tele-Communications Inc.*.......     1,146,722
                                              ------------
                                                 2,664,341
                                              ------------
            BUILDING & CONSTRUCTION --
            MISCELLANEOUS -- 0.2%
     3,300  Armstrong World Industries,
            Inc.............................       246,675
    13,400  Masco Corp......................       681,725
     4,300  Owens-Corning Fiberglass
            Corp............................       146,738
                                              ------------
                                                 1,075,138
                                              ------------
            BUILDING -- HEAVY CONSTRUCTION -- 0.1%
     6,800  Fluor Corp......................       254,150
     3,300  Foster Wheeler Corp.............        89,306
                                              ------------
                                                   343,456
                                              ------------
            BUILDING -- MAINTENANCE & SERVICE -- 0.1%
     5,200  Ecolab, Inc.....................       288,275
                                              ------------
            BUILDING -- MOBILE/MANUFACTURING &
            RECREATIONAL VEHICLES -- 0.0%
     2,900  Fleetwood Enterprises, Inc......       123,069
                                              ------------

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.1%
     2,400  Centex Corp.....................  $    151,050
     3,140  Kaufman & Broad Home Corp.......        70,454
     1,700  Pulte Corp......................        71,081
                                              ------------
                                                   292,585
                                              ------------
            BUILDING PRODUCTS -- RETAIL/WHOLESALE -- 0.7%
    59,231  Home Depot, Inc.................     3,487,225
    14,100  Lowe's Cos., Inc................       672,394
                                              ------------
                                                 4,159,619
                                              ------------
            BUILDING PRODUCTS -- WOOD -- 0.2%
     8,900  Louisiana-Pacific Corp..........       169,100
    16,150  Weyerhaeuser Co.................       792,359
                                              ------------
                                                   961,459
                                              ------------
            BUSINESS INFORMATION -- 0.2%
    13,165  Cognizant Corp..................       586,665
    13,765  Dun & Bradstreet Corp...........       425,855
                                              ------------
                                                 1,012,520
                                              ------------
            BUSINESS SERVICES -- 0.1%
     8,400  H & R Block.....................       376,425
                                              ------------
            CAPITAL GOODS -- 0.3%
    57,000  CBS Corp........................     1,677,938
                                              ------------
            CHEMICALS -- DIVERSIFIED -- 2.0%
     4,400  B.F. Goodrich Co................       182,325
    18,300  Dow Chemical Co.................     1,857,450
    91,600  E.I. du Pont de Nemours & Co....     5,501,724
     6,300  Eastman Chemical Co.............       375,244
     7,900  Hercules, Inc...................       395,494
    48,000  Monsanto Co.....................     2,016,000
    14,400  PPG Industries, Inc.............       822,600
     5,000  Rohm & Haas Co.,................       478,750
    10,000  Union Carbide Corp..............       429,375
     6,000  W.R. Grace & Co.................       482,625
                                              ------------
                                                12,541,587
                                              ------------
            CHEMICALS -- SPECIALTY -- 0.4%
     8,900  Air Products & Chemical Inc.....       732,025
    11,737  Engelhard Corp..................       203,930
     4,800  Great Lakes Chemical Corp.......       215,400
    11,200  Morton International, Inc.......       385,000
     5,400  Nalco Chemical Co...............       213,638
    12,800  Praxair, Inc....................       576,000
     8,100  Sigma-Aldrich Corp..............       321,975
                                              ------------
                                                 2,647,968
                                              ------------
            COMPUTER SOFTWARE -- 2.9%
     5,900  Adobe Systems, Inc..............       243,375
    44,218  Computer Associates
            International, Inc..............     2,338,026
    97,600  Microsoft Corp.*................    12,614,799
    12,000  Nextlevel Systems Inc.*.........       214,500

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            COMPUTER SOFTWARE (CONTINUED)
    79,375  Oracle Corp.*...................  $  1,771,055
    10,300  Parametric Technology Corp.*....       487,963
                                              ------------
                                                17,669,718
                                              ------------
            COMPUTERS -- LOCAL AREA NETWORK -- 1.0%
    28,000  3COM Corp.*.....................       978,250
    17,100  Bay Networks, Inc.*.............       437,119
    12,800  Cabletron Systems*..............       192,000
    81,400  Cisco Systems, Inc.*............     4,538,050
    28,300  Novell, Inc.*...................       212,250
                                              ------------
                                                 6,357,669
                                              ------------
            COMPUTERS -- MAINFRAME -- 1.4%
    78,700  International Business Machines
            Corp............................     8,229,069
    14,200  Unisys Corp.....................       197,025
                                              ------------
                                                 8,426,094
                                              ------------
            COMPUTERS -- MEMORY DEVICES -- 0.2%
    40,100  EMC Corp.*......................     1,100,244
    19,800  Seagate Technology, Inc.*.......       381,150
                                              ------------
                                                 1,481,394
                                              ------------
            COMPUTERS -- MICRO -- 1.0%
    10,300  Apple Computer, Inc.*...........       135,188
    61,267  Compaq Computer Corp............     3,457,756
     3,900  Data General Corp.*.............        68,006
    26,400  Dell Computer Corp.*............     2,217,600
                                              ------------
                                                 5,878,550
                                              ------------
            COMPUTERS -- MINI -- 1.2%
    12,200  Digital Equipment Corp.*........       451,400
    84,200  Hewlett-Packard Co..............     5,262,500
    15,200  Silicon Graphics, Inc.*.........       189,050
    30,300  Sun Microsystems, Inc.*.........     1,208,213
                                              ------------
                                                 7,111,163
                                              ------------
            COMPUTERS -- SERVICES -- 0.6%
    23,700  Automatic Data Processing,
            Inc.............................     1,454,587
     6,400  Ceridian Corp.*.................       293,200
     6,300  Computer Science*...............       526,050
    12,200  Equifax, Inc....................       432,338
    35,400  First Data Corp.................     1,035,450
     2,000  Shared Medical Systems Corp.....       132,000
                                              ------------
                                                 3,873,625
                                              ------------
            CONSUMER PRODUCTS -- MISCELLANEOUS -- 0.7%
     6,000  American Greetings Corp.........       234,750
     3,195  Jostens, Inc....................        73,685
    12,900  Newell Cos., Inc................       548,250
    12,100  Rubbermaid, Inc.................       302,500
     4,900  Tupperware Corp.................       136,588
    51,800  Unilever NV, ADR................     3,234,262
                                              ------------
                                                 4,530,035
                                              ------------
            CONTAINERS & PACKAGING -- 0.1%
    11,400  Owens-Illinois*.................       432,488
                                              ------------

                                   Continued

                                        The Kent Funds

                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            CONTAINERS -- METAL & GLASS -- 0.1%
     2,400  Ball Corp.......................  $     84,750
    10,400  Crown Cork & Seal Co., Inc......       521,300
                                              ------------
                                                   606,050
                                              ------------
            CONTAINERS -- PAPER & PLASTIC -- 0.0%
     4,300  Bemis Co........................       189,469
                                              ------------
            COSMETICS & TOILETRIES -- 0.9%
     4,500  Alberto Culver Co., Class B.....       144,281
    10,700  Avon Products, Inc..............       656,713
    45,332  Gillette Co.....................     4,553,033
     8,800  International Flavors &
            Fragrances, Inc.................       453,200
                                              ------------
                                                 5,807,227
                                              ------------
            DIVERSIFIED -- 4.7%
    14,120  Allegheny Teledyne, Inc.........       365,355
    45,600  Allied Signal, Inc..............     1,775,550
     3,750  Crane Co........................       162,656
     3,000  FMC Corp.*......................       201,938
   264,800  General Electric Co. (b)........    19,429,699
     9,600  ITT Industries, Inc.............       301,200
     6,800  Johnson Controls, Inc...........       324,700
    33,200  Minnesota Mining & Manufacturing
            Co..............................     2,724,475
     3,600  National Service Industries,
            Inc.............................       178,425
    16,900  Rockwell International Corp.....       883,025
    13,800  Tenneco, Inc....................       545,100
    13,300  Textron, Inc.,..................       831,250
    18,900  United Technologies Corp........     1,376,156
     8,200  Whittman Corp...................       213,713
                                              ------------
                                                29,313,242
                                              ------------
            ELECTRICAL & ELECTRONIC -- 0.0%
     6,800  KLA-Tencor Corp.*...............       262,650
                                              ------------
            ELECTRICAL COMPONENTS --
            SEMICONDUCTORS -- 1.9%
    11,500  Advanced Micro Devices, Inc.*...       206,281
   132,400  Intel Corp......................     9,301,099
    11,500  LSI Logic Corp.*................       227,125
    17,100  Micron Technology, Inc.*........       444,600
    13,200  National Semiconductor Corp.*...       342,375
    31,600  Texas Instruments, Inc..........     1,422,000
                                              ------------
                                                11,943,480
                                              ------------
            ELECTRONIC -- CONNECTORS -- 0.2%
    17,836  AMP, Inc........................       749,112
     4,500  Thomas & Betts Corp.............       212,625
                                              ------------
                                                   961,737
                                              ------------
            ELECTRONIC MEASURING EQUIPMENT -- 0.0%
     4,100  Tektronix, Inc..................       162,719
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            ELECTRONIC MEASURING MACHINES -- 0.1%
    29,500  Applied Materials, Inc.*........  $    888,688
                                              ------------
            ELECTRONICS -- 0.1%
     7,000  Raychem Corp....................       301,438
                                              ------------
            ENERGY -- 0.0%
     8,600  Orxy Energy Co.*................       219,300
                                              ------------
            FINANCE -- 0.3%
    15,800  Sunamerica, Inc.................       675,450
    20,830  Washington Mutual, Inc..........     1,329,214
                                              ------------
                                                 2,004,664
                                              ------------
            FINANCIAL -- BANKING -- 0.1%
    14,200  Synovus Financial Corp..........       465,050
                                              ------------
            FINANCIAL -- CONSUMER LOANS -- 0.4%
     4,300  Beneficial Corp.................       357,438
     8,700  Household International, Inc....     1,109,794
    40,587  MBNA Corp.......................     1,108,532
                                              ------------
                                                 2,575,764
                                              ------------
            FINANCIAL -- INVESTMENT BANKERS -- 0.5%
    27,000  Merrill Lynch & Co., Inc........     1,969,313
    21,450  Schwab (Charles) Corp...........       899,559
                                              ------------
                                                 2,868,872
                                              ------------
            FINANCIAL -- LEASING COMPANY -- 0.0%
     6,200  Ryder Systems, Inc..............       203,050
                                              ------------
            FINANCIAL -- MISCELLANEOUS SERVICES -- 1.0%
    37,600  American Express Co.............     3,355,800
    47,916  Morgan Stanley, Dean Witter,
            Discover & Co...................     2,833,034
                                              ------------
                                                 6,188,834
                                              ------------
            FINANCIAL -- MORTGAGE & RELATED
            SERVICES -- 1.3%
     8,700  Country Wide Credit Industries,
            Inc.............................       373,013
    85,900  Fannie Mae......................     4,901,668
    56,200  Freddie Mac.....................     2,356,887
    11,000  Green Tree Financial Corp.......       288,063
                                              ------------
                                                 7,919,631
                                              ------------
            FINANCIAL -- SAVINGS & LOAN -- 0.2%
     4,600  Golden West Financial Corp......       449,938
     7,800  H.F. Ahmanson & Co..............       522,112
                                              ------------
                                                   972,050
                                              ------------
            FOOD -- CANNED -- 0.6%
    37,000  Campbell Soup Co................     2,150,625
    29,700  H.J. Heinz Co...................     1,509,131
                                              ------------
                                                 3,659,756
                                              ------------
            FOOD -- CONFECTIONARY -- 0.2%
    11,600  Hershey Foods Corp..............       718,475
     9,400  Wm. Wrigley Jr. Co..............       747,888
                                              ------------
                                                 1,466,363
                                              ------------

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            FOOD -- DIVERSIFIED -- 1.4%
    38,150  ConAgra, Inc....................  $  1,251,797
    11,600  CPC International, Inc..........     1,249,900
    12,800  General Mills, Inc..............       916,800
    33,300  Kellogg Co......................     1,652,513
    11,200  Quaker Oats Co..................       590,800
     8,580  Ralston Purina Group............       797,404
    38,800  Sara Lee Corp...................     2,184,924
                                              ------------
                                                 8,644,138
                                              ------------
            FOOD -- FLOUR & GRAIN -- 0.2%
    45,163  Archer-Daniels-Midland Co.......       979,473
                                              ------------
            FOOD ITEMS -- WHOLESALE -- 0.1%
     4,900  Supervalu, Inc..................       205,188
    13,900  Sysco Corp......................       633,318
                                              ------------
                                                   838,506
                                              ------------
            FOREST PRODUCTS -- 0.1%
    16,900  Fort James Corporation..........       646,425
                                              ------------
            FUNERAL SERVICES -- 0.1%
    20,400  Service Corp. International.....       753,525
                                              ------------
            GAMING -- 0.1%
    14,500  Mirage Resorts*.................       329,875
                                              ------------
            GAS & ELECTRIC UTILITY -- 0.3%
    35,500  PG & E Corp.....................     1,080,531
    18,800  Public Service Enterprises......       595,725
                                              ------------
                                                 1,676,256
                                              ------------
            GLASS PRODUCTS -- 0.1%
    18,700  Corning, Inc....................       694,238
                                              ------------
            HOTELS & LODGING -- 0.3%
    20,300  Hilton Hotels Corp..............       603,925
     9,400  ITT Corp.*......................       779,025
    10,300  Marriott International, Inc.....       713,275
                                              ------------
                                                 2,096,225
                                              ------------
            INSTRUMENTS -- CONTROL -- 0.1%
     4,022  General Signal Corp.............       169,678
    10,300  Honeywell, Inc..................       705,550
                                              ------------
                                                   875,228
                                              ------------
            INSTRUMENTS -- SCIENTIFIC -- 0.1%
     3,700  EG&G, Inc.......................        77,006
     3,500  Millipore Corp..................       118,781
     3,600  Perkin-Elmer Corp...............       255,826
                                              ------------
                                                   451,613
                                              ------------
            INSURANCE -- 0.2%
     4,400  Cincinnati Financial Corp.......       619,300
     5,800  Progressive Corp-Ohio...........       695,275
                                              ------------
                                                 1,314,575
                                              ------------
            INSURANCE -- ACCIDENT & HEALTH -- 0.1%
    13,600  Aon Corp........................       797,300
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            INSURANCE -- BROKERS -- 0.2%
    13,700  Marsh & McLennan Cos., Inc......  $  1,021,506
                                              ------------
            INSURANCE -- LIFE -- 0.7%
    19,798  American General Corp...........     1,070,330
    15,200  Conseco, Inc....................       690,650
     5,750  Jefferson-Pilot Corp............       447,781
     7,700  Providian Financial.............       347,944
    11,300  Torchmark Corp..................       475,306
     5,082  TransAmerica Corp...............       541,233
    11,200  UNUM Corp.......................       609,000
                                              ------------
                                                 4,182,244
                                              ------------
            INSURANCE -- MULTI-LINE -- 1.6%
    12,070  Aetna, Inc......................       851,689
     6,000  CIGNA Corp......................     1,038,375
     9,600  Hartford Financial Services
            Group, Inc......................       898,200
     9,300  Loews Corp......................       986,963
     7,200  MBIA, Inc.......................       481,050
     9,200  MGIC Investment Corp............       611,800
    92,794  Travelers Group, Inc............     4,999,277
                                              ------------
                                                 9,867,354
                                              ------------
            INSURANCE -- PROPERTY & CASUALTY -- 2.2%
    34,699  Allstate Corp...................     3,153,271
    56,720  American International Group....     6,168,299
    13,800  Chubb Corp......................     1,043,625
     6,400  General Re Corp.................     1,356,800
     8,300  Lincoln National Corp...........       648,438
    11,400  Safeco Corp.....................       555,750
     6,800  St. Paul Cos., Inc..............       558,025
     9,100  USF&G Corp......................       200,769
                                              ------------
                                                13,684,977
                                              ------------
            LEISURE & RECREATION PRODUCTS -- 0.0%
     8,100  Brunswick Corp..................       245,531
                                              ------------
            LEISURE & RECREATION/GAMING -- 0.0%
     8,200  Harrah's Entertainment, Inc.*...       154,775
                                              ------------
            MACHINE TOOLS & RELATED PRODUCTS -- 0.0%
     3,200  Cincinnati Milacron, Inc........        83,000
                                              ------------
            MACHINERY -- CONSTRUCTION/MINING -- 0.3%
    30,100  Caterpillar, Inc................     1,461,731
    13,350  Ingersoll-Rand Co...............       540,675
                                              ------------
                                                 2,002,406
                                              ------------
            MACHINERY -- ELECTRICAL -- 0.4%
    35,900  Emerson Electric Co.............     2,026,106
     4,000  W.W. Grainger, Inc..............       388,750
                                              ------------
                                                 2,414,856
                                              ------------
            MACHINERY -- FARM -- 0.3%
     2,000  Briggs & Stratton Corp..........        97,125
     6,100  Case Corp.......................       368,669
    20,400  Deere & Co......................     1,189,575
                                              ------------
                                                 1,655,369
                                              ------------

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            MACHINERY -- GENERAL INDUSTRIAL -- 0.5%
     2,300  Aeroquip-Vickers Inc............  $    112,844
     9,800  Cooper Industries, Inc..........       480,200
    18,000  Dover Corp......................       650,250
     4,022  Harnischfeger Industries,
            Inc.............................       142,027
    20,200  Illinois Tool Works, Inc........     1,214,525
     9,025  Parker-Hannifin Corp............       414,022
                                              ------------
                                                 3,013,868
                                              ------------
            MACHINERY -- MATERIAL HANDLING -- 0.0%
       700  Nacco Industries, Inc...........        75,031
                                              ------------
            MACHINERY -- THERMAL PROCESSOR -- 0.1%
    12,200  Thermo Electron Corp.*..........       542,900
                                              ------------
            MEDIA CONGLOMERATES -- 1.5%
    45,260  Time Warner, Inc................     2,806,120
    28,600  Viacom, Inc.*...................     1,185,113
    54,600  Walt Disney Co..................     5,408,812
                                              ------------
                                                 9,400,045
                                              ------------
            MEDICAL -- BIOMEDICAL/GENETIC -- 0.2%
    21,300  Amgen, Inc......................     1,152,863
                                              ------------
            MEDICAL -- DRUGS -- 7.8%
    61,900  Abbott Laboratories.............     4,058,319
     6,900  Alza Corp.*.....................       219,506
    52,600  American Home Products Corp.....     4,023,900
    80,500  Bristol-Myers Squibb Co.........     7,617,313
    89,800  Eli Lilly & Co..................     6,252,325
    97,000  Merck & Co., Inc................    10,306,249
   104,700  Pfizer, Inc.....................     7,806,693
    41,030  Pharmacia & Upjohn, Inc.........     1,502,724
    59,200  Schering-Plough Corp............     3,677,800
    22,000  Warner-Lambert Co...............     2,728,000
                                              ------------
                                                48,192,829
                                              ------------
            MEDICAL -- HEALTH MEDICAL
            ORGANIZATION -- 0.2%
    13,300  Humana, Inc.*...................       275,975
    15,200  United Healthcare Corp..........       755,250
                                              ------------
                                                 1,031,225
                                              ------------
            MEDICAL -- HOSPITAL -- 0.4%
    52,449  Columbia/HCA Healthcare Corp....     1,553,801
    24,700  Tenet Healthcare Corp.*.........       818,188
                                              ------------
                                                 2,371,989
                                              ------------
            MEDICAL -- NURSING HOMES -- 0.0%
     5,100  Manor Care, Inc.................       178,500
                                              ------------
            MEDICAL -- OUTPATIENT/HOME CARE -- 0.1%
    31,900  HEALTHSOUTH Corp.*..............       885,225
                                              ------------
            MEDICAL -- WHOLESALE DRUG -- 0.1%
     8,800  Cardinal Health, Inc............       661,100
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            MEDICAL INSTRUMENTS -- 0.4%
     9,000  Biomet, Inc.....................  $    230,625
    38,000  Medtronic, Inc..................     1,987,875
     7,400  St. Jude Medical, Inc...........       225,700
     6,100  U.S. Surgical Corp..............       178,806
                                              ------------
                                                 2,623,006
                                              ------------
            MEDICAL PRODUCTS -- 0.6%
     5,300  Allergan, Inc...................       177,881
    22,700  Baxter International, Inc.......     1,144,931
    15,700  Boston Scientific Corp.*........       720,238
    12,000  Guidant Corp....................       747,000
    16,200  HBO & Co........................       777,600
     5,900  Mallinckrodt, Inc...............       224,200
                                              ------------
                                                 3,791,850
                                              ------------
            MEDICAL/DENTAL SUPPLIES -- 1.3%
     4,500  Bausch & Lomb, Inc..............       178,313
     9,900  Becton, Dickinson & Co..........       495,000
     4,600  C.R. Bard, Inc..................       144,038
   108,800  Johnson & Johnson...............     7,167,199
                                              ------------
                                                 7,984,550
                                              ------------
            METAL -- GOLD -- 0.2%
    30,200  Barrick Gold Corp...............       562,474
    18,600  Battle Mountian Gold Co.........       109,275
    11,300  Echo Bay Mines Ltd..............        27,544
    11,900  Homestake Mining Co.............       105,613
    12,615  Newmont Mining Corp.............       370,565
    19,400  Placer Dome, Inc................       246,138
                                              ------------
                                                 1,421,609
                                              ------------
            METAL -- MISCELLANEOUS -- 0.1%
     7,600  Cyprus Amax Minerals Co.........       116,850
    13,500  Inco, Ltd.......................       229,500
                                              ------------
                                                   346,350
                                              ------------
            METAL -- NON-FERROUS -- 0.4%
    18,350  Alcan Aluminum, Ltd.............       506,919
    14,000  Aluminum Co. of America.........       985,249
     3,400  Asarco, Inc.....................        76,288
    15,900  Freeport-McMoran Copper &
            Gold, Inc. -- Class B...........       250,425
     4,800  Phelps Dodge Corp...............       298,800
     6,000  Reynolds Metals Co..............       360,000
                                              ------------
                                                 2,477,681
                                              ------------
            METAL -- PROCESSING & FABRICATION -- 0.1%
     5,100  Timken Co.......................       175,312
     7,825  Worthington Industries, Inc.....       129,113
                                              ------------
                                                   304,425
                                              ------------
            MOVIE/TELEVISION PRODUCTION &
            DISTRIBUTION -- 0.0%
     2,950  King World Productions, Inc.....       170,363
                                              ------------
            NON-HAZARDOUS WASTE DISPOSAL -- 0.2%
    36,800  Waste Management Inc............     1,012,000
                                              ------------

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            OFFICE AUTOMATION & EQUIPMENT -- 0.5%
    11,700  Pitney Bowes, Inc...............  $  1,052,269
    26,367  Xerox Corp......................     1,946,214
                                              ------------
                                                 2,998,483
                                              ------------
            OFFICE SUPPLIES & FORMS -- 0.2%
     8,300  Avery Dennison Corp.............       371,425
     6,600  Deluxe Corp.....................       227,700
    10,744  IKON Office Solutions, Inc......       302,175
     2,500  John H. Harland Co..............        52,500
     7,200  Moore Corp., Ltd................       108,900
                                              ------------
                                                 1,062,700
                                              ------------
            OIL & GAS -- 0.1%
     4,800  Anadarko Petroleum Corp.........       291,300
     7,300  Apache Corp.....................       255,956
                                              ------------
                                                   547,256
                                              ------------
            OIL & GAS -- DRILLING -- 0.6%
     7,000  Rowan Cos., Inc.*...............       213,500
    40,100  Schlumberger Ltd................     3,228,050
                                              ------------
                                                 3,441,550
                                              ------------
            OIL -- FIELD SERVICES -- 0.2%
    21,200  Halliburton Co..................     1,101,075
     4,400  Western Atlas*..................       325,600
                                              ------------
                                                 1,426,675
                                              ------------
            OIL -- INTERNATIONAL INTEGRATED -- 5.6%
    53,100  Chevron Corp....................     4,088,700
   199,500  Exxon Corp......................    12,206,905
    63,500  Mobil Corp......................     4,583,906
   173,500  Royal Dutch Petroleum Co., ADR..     9,401,531
    44,300  Texaco, Inc.....................     2,408,813
                                              ------------
                                                32,689,855
                                              ------------
            OIL -- PRODUCTION/PIPELINE -- 0.5%
     8,550  Coastal Corp....................       529,566
     4,500  Columbia Gas System, Inc........       353,531
    25,700  Enron Corp......................     1,068,156
     6,900  Sonat, Inc......................       315,675
    25,800  Williams Co.....................       732,075
                                              ------------
                                                 2,999,003
                                              ------------
            OIL -- U.S. EXPLORATION & PRODUCTION -- 0.2%
    14,265  Burlington Resources, Inc.......       639,250
     2,000  Helmerich & Payne, Inc..........       135,750
    20,523  Union Pacific Resources Group,
            Inc.............................       497,683
                                              ------------
                                                 1,272,683
                                              ------------
            OIL -- U.S. INTEGRATED -- 1.6%
     7,400  Amerada Hess Corp...............       406,075
    39,400  Amoco Corp......................     3,353,924
    26,000  Atlantic Richfield Co...........     2,083,249
     3,900  Kerr-Mcgee Corp.................       246,919
    27,400  Occidental Petroleum Corp.......       803,163
     3,800  Pennzoil Co.....................       253,888

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            OIL -- U.S. INTEGRATED (CONTINUED)
    21,300  Phillips Petroleum Co...........  $  1,035,713
    19,900  Unocal Corp.....................       772,369
    23,300  USX-Marathon Group..............       786,375
                                              ------------
                                                 9,741,675
                                              ------------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.2%
    13,700  Baker Hughes, Inc...............       597,662
    14,200  Dresser Industries, Inc.........       595,513
     4,500  McDermott International, Inc....       164,813
                                              ------------
                                                 1,357,988
                                              ------------
            OIL REFINING -- 0.1%
     6,100  Ashland, Inc....................       327,494
     5,774  Sun Co., Inc....................       242,869
                                              ------------
                                                   570,363
                                              ------------
            PAINTS & RELATED PRODUCTS -- 0.1%
    14,000  Sherwin-Williams Co.............       388,500
                                              ------------
            PAPER & RELATED PRODUCTS -- 0.9%
     4,508  Boise Cascade Corp..............       136,367
     7,800  Champion International Co.......       353,438
     7,500  Georgia Pacific Corp............       455,625
    24,424  International Paper Co..........     1,053,285
    44,440  Kimberly-Clark Corp.............     2,191,447
     8,500  Mead Corp.......................       238,000
     2,300  Potlatch Corp...................        98,900
     8,046  Stone Container Corp............        83,980
     4,600  Temple-Inland, Inc..............       240,638
     5,600  Union Camp Corp.................       300,650
     8,250  Westvaco Corp...................       259,359
     9,000  Williamette Industries, Inc.....       289,688
                                              ------------
                                                 5,701,377
                                              ------------
            PHOTOGRAPHY -- 0.3%
    26,300  Eastman Kodak Co................     1,599,369
     3,589  Polaroid Corp...................       174,739
                                              ------------
                                                 1,774,108
                                              ------------
            POLLUTION CONTROL -- 0.2%
    16,100  Browning-Ferris Industries,
            Inc.............................       595,700
    26,600  Laidlaw, Inc....................       362,425
    10,299  Pall Corp.......................       213,061
     4,700  Safety-Kleen Corp...............       128,956
                                              ------------
                                                 1,300,142
                                              ------------
            PRINTING -- COMMERCIAL -- 0.1%
    11,800  R.R. Donnelley & Sons Co........       439,550
                                              ------------
            PROTECTION -- SAFETY -- 0.3%
    43,100  Tyco International Ltd..........     1,942,194
                                              ------------
            PUBLISHING -- BOOKS -- 0.1%
     8,000  McGraw-Hill Cos., Inc...........       592,000
                                              ------------
            PUBLISHING -- NEWSPAPERS -- 0.6%
     7,800  Dow Jones & Co..................       418,763
    23,000  Gannett, Inc....................     1,421,687
     7,000  Knight-Ridder, Inc..............       364,000

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            PUBLISHING -- NEWSPAPERS (CONTINUED)
     7,800  New York Times Co...............  $    515,775
     7,800  Times Mirror Co.................       479,700
     9,900  Tribune Co......................       616,275
                                              ------------
                                                 3,816,200
                                              ------------
            PUBLISHING -- PERIODICALS -- 0.0%
     4,300  Meredith Corp...................       153,456
                                              ------------
            RESTAURANTS -- 0.6%
    12,400  Darden Restaurants, Inc.........       155,000
    55,700  McDonald's Corp.................     2,659,675
    12,310  Tricon Global Restaurants*......       357,759
    10,700  Wendy's International, Inc......       257,469
                                              ------------
                                                 3,429,903
                                              ------------
            RETAIL -- 0.4%
    64,019  Cendant Corp.*..................     2,200,653
                                              ------------
            RETAIL -- APPAREL/SHOES -- 0.4%
     8,600  Charming Shoppes, Inc.*.........        40,313
    32,550  Gap, Inc........................     1,153,490
    21,978  Limited, Inc....................       560,439
     6,200  Nordstrom, Inc..................       374,325
    13,200  TJX Companies, Inc..............       453,750
                                              ------------
                                                 2,582,317
                                              ------------
            RETAIL -- CONSUMER ELECTRONICS -- 0.1%
     8,000  Circuit City Stores, Inc........       284,500
                                              ------------
            RETAIL -- DISCOUNT -- 1.7%
    17,150  Costco Cos., Inc.*..............       765,319
    17,600  Dayton-Hudson Corp..............     1,188,000
    39,500  Kmart Corp.*....................       456,719
    23,150  Toys 'R' Us, Inc.*..............       727,778
   182,400  Wal-Mart Stores, Inc............     7,193,399
    10,900  Woolworth Corp.*................       222,088
                                              ------------
                                                10,553,303
                                              ------------
            RETAIL -- DRUG STORE -- 0.5%
    13,900  CVS Corp........................       890,469
     3,100  Longs Drug Stores Corp..........        99,588
    10,100  Rite Aid Corp...................       592,744
    39,800  Walgreen Co.....................     1,248,724
                                              ------------
                                                 2,831,525
                                              ------------
            RETAIL -- MAJOR DEPARTMENT STORES -- 0.6%
     5,716  Harcourt General, Inc...........       312,951
    20,200  J.C. Penney, Inc................     1,218,313
    18,700  May Department Stores Co........       985,256
    31,675  Sears, Roebuck & Co.............     1,433,294
                                              ------------
                                                 3,949,814
                                              ------------
            RETAIL -- REGIONAL DEPARTMENT STORES -- 0.2%
     9,000  Dillards Department Stores,
            Inc.............................       317,250
    17,000  Federated Department Stores,
            Inc.*...........................       732,063
     3,000  Mercantile Stores Co............       182,625
                                              ------------
                                                 1,231,938
                                              ------------

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            RETAIL -- SUPERMARKETS -- 0.5%
    19,900  Albertsons, Inc.................  $    942,762
    22,100  American Stores Co..............       454,431
     4,900  Giant Food Inc..................       165,069
     3,100  Great Atlantic & Pacific Tea
            Co., Inc........................        92,031
    20,600  Kroger Co.*.....................       760,913
    12,000  Winn-Dixie Stores, Inc..........       524,250
                                              ------------
                                                 2,939,456
                                              ------------
            RETAIL/WHOLESALE -- AUTO PARTS -- 0.1%
    12,200  Autozone, Inc.*.................       353,800
     5,100  Pep Boys-Manny, Moe & Jack......       121,763
                                              ------------
                                                   475,563
                                              ------------
            RETAIL/WHOLESALE -- COMPUTERS -- 0.1%
     8,428  Tandy Corp......................       325,005
                                              ------------
            RUBBER -- TIRES -- 0.2%
     6,400  Cooper Tire & Rubber Co.........       156,000
    12,700  Goodyear Tire & Rubber Co.......       808,038
                                              ------------
                                                   964,038
                                              ------------
            SHOES & RELATED APPAREL -- 0.2%
    23,500  Nike, Inc.......................       922,375
     4,600  Reebok International Ltd.*......       132,538
                                              ------------
                                                 1,054,913
                                              ------------
            SOAP & CLEANING PREPARATIONS -- 1.8%
     8,400  Clorox, Inc.....................       664,125
    23,900  Colgate-Palmolive Co............     1,756,650
   108,800  Procter & Gamble Co.............     8,683,600
                                              ------------
                                                11,104,375
                                              ------------
            STEEL -- PRODUCERS -- 0.1%
     8,700  Armco, Inc.*....................        42,956
     9,100  Bethlehem Steel Corp.*..........        78,488
     4,000  Inland Steel Industries, Inc....        68,500
     7,100  Nucor Corp......................       343,019
     6,940  USX-U.S. Steel Group, Inc.......       216,875
                                              ------------
                                                   749,838
                                              ------------
            TECHNOLOGY -- SOFTWARE -- 0.0%
     3,900  Auto Desk.......................       144,300
                                              ------------
            TELECOMMUNICATIONS -- 0.2%
    49,100  US West Media Group*............     1,417,763
                                              ------------
            TELECOMMUNICATIONS -- CELLULAR -- 0.3%
    40,800  Airtouch Communications,
            Inc.*...........................     1,695,750
                                              ------------
            TELECOMMUNICATIONS -- EQUIPMENT -- 1.7%
     7,255  Andrew Corp.*...................       174,120
     9,500  DSC Communications Corp.*.......       228,000
     6,500  Harris Corp.....................       298,188
    51,923  Lucent Technologies, Inc........     4,147,349
    48,300  Motorola, Inc...................     2,756,118
    21,200  Northern Telecom, Ltd...........     1,886,800

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            TELECOMMUNICATIONS -- EQUIPMENT (CONTINUED)
     6,400  Scientific-Atlanta, Inc.........  $    107,200
    14,700  Tellabs, Inc.*..................       777,263
                                              ------------
                                                10,375,038
                                              ------------
            TEXTILE -- APPAREL -- 0.2%
     5,900  Fruit of the Loom, Inc.*........       151,188
     5,600  Liz Claiborne, Inc..............       234,150
     3,000  Russell Corp....................        79,688
    10,000  VF Corp.........................       459,374
                                              ------------
                                                   924,400
                                              ------------
            TEXTILE -- HOME FURNISHINGS -- 0.0%
     1,600  Springs Industries, Inc.........        83,200
                                              ------------
            TOBACCO -- 1.6%
    13,900  Fortune Brands Inc..............       515,169
   196,200  Philip Morris Cos., Inc.........     8,890,312
    14,900  U.S.T., Inc.....................       550,369
                                              ------------
                                                 9,955,850
                                              ------------
            TOOLS -- HAND HELD -- 0.1%
     7,700  Black & Decker Corp.............       300,781
     4,950  Snap-On, Inc....................       215,944
     7,200  The Stanley Works...............       339,750
                                              ------------
                                                   856,475
                                              ------------
            TOYS/GAME/HOBBY -- 0.2%
    10,200  Hasbro, Inc.....................       321,300
    23,547  Mattel, Inc.....................       877,126
                                              ------------
                                                 1,198,426
                                              ------------
            TRANSPORTATION -- AIR FREIGHT -- 0.1%
     9,300  Federal Express Corp.*..........       567,881
                                              ------------
            TRANSPORTATION -- AIRLINE -- 0.4%
     7,400  AMR Corp.*......................       950,900
     6,000  Delta Air Lines, Inc............       714,000
    17,750  Southwest Airlines Co...........       437,094
     7,400  US Airways Group, Inc.*.........       462,500
                                              ------------
                                                 2,564,494
                                              ------------
            TRANSPORTATION -- RAILROAD -- 0.7%
    12,600  Burlington Northern Santa Fe
            Corp............................     1,171,013
    17,608  CSX Corp........................       950,832
    30,500  Norfolk Southern Corp...........       939,781
    20,000  Union Pacific Corp..............     1,248,750
                                              ------------
                                                 4,310,376
                                              ------------
            TRANSPORTATION -- TRUCKING -- 0.0%
     3,200  Caliber Systems, Inc............       155,800
                                              ------------
            UTILITIES -- ELECTRIC POWER -- 2.4%
    15,300  American Electric Power Co......       789,863
    11,900  Baltimore Gas & Electric Co.....       405,344

                                                 MARKET
  SHARES                                         VALUE
  ------                                         ------
COMMON STOCKS (CONTINUED)
            UTILITIES -- ELECTRIC POWER (CONTINUED)
    12,200  Carolina Power & Light Co.......  $    517,738
    17,200  Central & South West Corp.......       465,475
    12,735  CINergy Corp....................       487,910
    19,000  Consolidated Edison Co. of New
            York, Inc.......................       779,000
    11,700  Detroit Edison Co...............       405,844
    15,150  Dominion Resources, Inc.........       644,822
    29,106  Duke Power Co...................     1,611,744
    31,700  Edison International............       861,843
    19,700  Entergy Corp....................       589,769
    18,600  First Energy Corp.*.............       539,400
    14,700  Florida Power & Light, Inc......       870,055
     9,800  General Public Utilities
            Corp............................       412,825
    23,044  Houston Industries, Inc.........       614,987
    11,700  Niagara Mohawk Power Corp.*.....       122,850
     6,000  Northern States Power Co........       349,500
    24,000  PacifiCorp......................       655,500
    18,000  Peco Energy Corp................       436,500
    13,400  PP&L Resources, Inc.............       320,763
    55,800  Southern Co.....................     1,443,824
    19,970  Texas Utilities Co..............       830,003
    17,500  Unicom Corp.....................       538,125
     8,300  Union Electric Co...............       358,975
                                              ------------
                                                15,052,659
                                              ------------
            UTILITIES -- GAS DISTRIBUTION -- 0.2%
     7,700  Consolidated Natural Gas Co.....       465,849
     1,600  Eastern Enterprises.............        72,000
     3,900  Nicor, Inc......................       164,531
     2,500  ONEOK Inc.......................       100,938
     6,700  Pacific Enterprises.............       252,088
     2,800  People's Energy Corp............       110,250
                                              ------------
                                                 1,165,656
                                              ------------
            UTILITIES -- TELEPHONE -- 6.6%
    15,000  Alltel Corp.....................       615,938
    44,300  Ameritech Corp..................     3,566,150
   131,456  AT&T Corp.......................     8,051,679
    62,820  Bell Atlantic Corp..............     5,716,619
    80,200  BellSouth Corp..................     4,516,263
    13,300  Frontier Corp...................       320,031
    77,500  GTE Corp........................     4,049,375
    56,400  MCI Communications Corp.........     2,414,625
    74,209  SBC Communications, Inc.........     5,435,809
    34,800  Sprint Corp.....................     2,040,150
    39,100  U.S. West, Inc..................     1,764,388
    73,100  WorldCom, Inc.*.................     2,211,275
                                              ------------
                                                40,702,302
                                              ------------
            TOTAL COMMON STOCKS.............   611,246,056
                                              ------------
            (Cost $428,692,981)

                                   Continued

                                         The Kent Funds


                                    INDEX EQUITY FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL                                        MARKET
  AMOUNT                                         VALUE
---------                                        ------
COMMERCIAL PAPER -- 1.0%
            AUTOMOTIVE -- 1.0%
$5,896,442  General Motors Acceptance Corp.,
            5.65%, 1/2/98...................  $  5,896,442
                                              ------------
            TOTAL COMMERCIAL PAPER               5,896,442
                                              ------------
            (Cost $5,896,442)
TOTAL INVESTMENTS -- 99.8%..................  $617,142,498
(Cost $434,589,423)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%.......................     1,021,028
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $618,163,526
                                              ============

---------------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal tax reporting of $838,110. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............
                                               $192,447,182
       Unrealized depreciation...............
                                                (10,732,217)
                                               ------------
       Net unrealized appreciation...........
                                               $181,714,965
                                               ============

(b) Security has been deposited as initial margin on open future contracts.

 * Non-income producing security.
   ADR American Depositary Receipt

At December 31, 1997, the Portfolio's open futures contracts were as follows:

  # OF           OPENING        CURRENT       MARKET
CONTRACTS     CONTRACT TYPE     POSITION      VALUE
---------   -----------------  ----------   ----------
            Standard & Poor's
   24         500, 3/19/98     $5,748,390   $5,874,600

                       See Notes to Financial Statements.

                                         The Kent Funds


                                    SHORT TERM BOND FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
COMMERCIAL PAPER -- 2.7%
             FINANCE -- 2.7%
$ 4,036,781  General Electric Capital Corp.,
             5.65%, 1/2/98..................  $  4,036,781
                                              ------------
             TOTAL COMMERCIAL PAPER.........     4,036,781
                                              ------------
             (Cost $4,036,781)
CORPORATE NOTES & BONDS -- 61.8%
             BANKING -- 6.8%
  5,000,000  ABN Amro Bank, 6.63%,
             10/31/01.......................     5,074,505
  5,000,000  Chase Manhattan Corp., 5.88%,
             8/4/99.........................     4,981,400
                                              ------------
                                                10,055,905
                                              ------------
             BROKERS -- 10.1%
  5,000,000  Goldman Sachs Group L.P.,
             6.10%, 4/15/98.................     4,995,900
  6,000,000  Morgan Stanley Group, Inc.,
             6.50%, 3/30/01.................     6,071,160
  3,750,000  Salomon, Inc., 6.50%, 3/1/00...     3,769,650
                                              ------------
                                                14,836,710
                                              ------------
             FINANCE -- 24.4%
  5,329,000  Associates Corp N.A., 5.25%,
             3/30/00........................     5,231,906
  5,000,000  CIT Group Holdings, 6.10%,
             8/9/99.........................     5,008,600
  5,000,000  General Motors Acceptance
             Corp., 8.25%, 1/23/98..........     5,005,600
  5,000,000  Household International, 7.28%,
             7/22/99........................     5,101,950
  5,000,000  MCN Investment Corp., 6.89%,
             1/16/02........................     5,121,800
  5,000,000  New England Education, Loan
             Marketing Corp., 6.13%,
             7/17/98........................     5,004,550
  5,000,000  Norwest Financial, Inc., 7.88%,
             2/15/02........................     5,296,899
                                              ------------
                                                35,771,305
                                              ------------
             INDUSTRIAL GOODS & SERVICES -- 5.7%
  4,375,000  Enron Corp., 6.45%, 11/15/01...     4,383,794
  4,000,000  SuperValu, Inc., 7.25%,
             7/15/99........................     4,060,440
                                              ------------
                                                 8,444,234
                                              ------------
             PHARMACEUTICALS -- 3.5%
  5,000,000  American Home Products Corp.,
             7.70%, 2/15/00.................     5,146,850
                                              ------------
             RETAIL -- 3.8%
  5,500,000  Sears Roebuck Co., 8.45%,
             11/1/98........................     5,599,550
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
             TELECOMMUNICATIONS -- 4.1%
$ 6,000,000  Southwestern Bell Telephone
             Co., 6.13%, 3/12/01............  $  6,014,520
                                              ------------
             UTILITIES -- 3.4%
  5,000,000  Georgia Power Co., First
             Mortgage, 6.13%, 9/1/99........     4,999,450
                                              ------------
             TOTAL CORPORATE NOTES & BONDS..    90,868,524
                                              ------------
             (Cost $90,517,034)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.2%
  5,000,000  Federal Home Loan Bank, 5.81%,
             11/4/99........................     5,000,000
  5,000,000  Federal Home Loan Mortgage
             Corp., 4.65%*, 3/11/98.........     4,990,650
  5,000,000  Federal National Mortgage
             Assoc., 6.03%, 7/2/99..........     5,020,300
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    15,010,950
                                              ------------
             (Cost $14,991,941)
U.S. GOVERNMENT OBLIGATIONS (23.6%)
             U.S. TREASURY NOTES (23.6%)
  6,000,000  5.50%, 11/15/98................     5,993,460
 20,000,000  7.50%, 10/31/99................    20,618,800
  5,000,000  6.00%, 8/15/00.................     5,035,950
  3,000,000  6.63%, 7/31/01.................     3,084,360
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................    34,732,570
                                              ------------
             (Cost $34,315,957)
TOTAL INVESTMENTS - 98.3%...................   144,648,825
(Cost $143,861,713) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.7%.......................     2,522,839
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $147,171,664
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $  1,315,282
       Unrealized depreciation...............      (528,170)
                                               ------------
       Net unrealized appreciation...........  $    787,112
                                               ============

* Variable rate security. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                         The Kent Funds


                                    INTERMEDIATE BOND FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
COMMERCIAL PAPER -- 0.7%
             FINANCE -- 0.7%
$ 5,007,999  General Electric Capital Corp.,
             5.65%, 1/2/98..................  $  5,007,999
                                              ------------
             TOTAL COMMERCIAL PAPER.........     5,007,999
                                              ------------
             (Cost $5,007,999)
CORPORATE NOTES & BONDS -- 27.9%
             BANKING -- 7.4%
  6,000,000  Bank of Montreal-Chicago,
             7.80%, 4/1/07..................     6,515,520
  8,000,000  Chase Manhattan Corp., 7.25%,
             6/1/07.........................     8,368,640
  5,000,000  J.P. Morgan & Co., 7.63%,
             9/15/04........................     5,338,800
  5,000,000  MBNA American Bank NA, 7.25%,
             9/15/02........................     5,136,450
  5,000,000  NCNB Corp., 9.38%, 9/15/09.....     6,111,150
  8,000,000  Royal Bank of Scotland, 6.38%,
             2/1/11.........................     7,679,040
  7,000,000  Societe Generale New York,
             9.88%, 7/15/03.................     8,119,860
  9,350,000  Societe Generale New York,
             7.40%, 6/1/06..................     9,768,413
                                              ------------
                                                57,037,873
                                              ------------
             BROKERS -- 1.3%
  5,000,000  Salomon, Inc., 6.08%*,
             2/15/98........................     5,023,800
  5,000,000  Salomon, Inc., 7.25%, 5/1/01...     5,131,600
                                              ------------
                                                10,155,400
                                              ------------
             FINANCE -- 12.9%
  5,000,000  American Financial Group,
             7.13%, 12/15/07................     5,046,200
  5,000,000  Associates Corp., N.A., 6.52%,
             10/11/02.......................     5,075,850
  5,500,000  Bear Stearns Co., 6.75%,
             4/15/03........................     5,579,860
 11,000,000  Caterpillar Financial Services,
             6.95%, 11/1/00.................    11,250,580
  5,000,000  First Union Institutional
             Capital I, 8.04%, 12/1/26,
             Callable 12/1/06 @ 104.02......     5,269,900
 10,000,000  Ford Capital Guaranteed Notes,
             9.88%, 5/15/02.................    11,315,700
  8,400,000  Ford Motor Credit Corp., 9.03%,
             12/30/09, Callable 12/30/04 @
             100............................     9,555,672
  5,000,000  General Electric Capital Corp.,
             6.66%*, 5/1/18, Callable 5/1/00
             @100...........................     5,064,000
  5,000,000  Household Finance Corp., 8.00%,
             8/1/04.........................     5,394,550
  8,000,000  HSBC America Capital II, 8.38%,
             5/15/27, Callable 5/15/07 @
             104.19.........................     8,529,760
  5,000,000  Lehman Brothers, Inc., 7.38%,
             1/15/07........................     5,252,050
 10,000,000  New England Education, Loan
             Marketing Corp., 6.13%,
             7/17/98........................    10,009,100

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
             FINANCE (CONTINUED)
$ 7,000,000  Safeco Corp., 6.88%, 7/15/07
             (b)............................  $  7,162,330
  5,000,000  Smith Barney Holdings, Inc.,
             6.63%, 11/15/03................     5,042,800
                                              ------------
                                                99,548,352
                                              ------------
             INDUSTRIAL GOODS & SERVICES -- 4.1%
 14,800,000  Comdisco, Inc., 6.94%,
             5/2/00.........................    15,045,828
  6,000,000  ConAgra, Inc., 6.70%, 8/1/27...     6,158,220
 10,000,000  SuperValu, Inc., 7.25%,
             7/15/99........................    10,151,100
                                              ------------
                                                31,355,148
                                              ------------
             RETAIL -- 0.7%
  5,000,000  Sears Roebuck Acceptance Corp.,
             6.86%, 8/6/01..................     5,103,850
                                              ------------
             TELECOMMUNICATIONS -- 0.8%
  6,000,000  Bell Canada, 7.75%, 4/1/06.....     6,513,960
                                              ------------
             UTILITIES -- 0.7%
  5,000,000  Western Resorces, Inc., 6.88%,
             8/1/04.........................     5,074,700
                                              ------------
             TOTAL CORPORATE NOTES & BONDS..   214,789,283
                                              ------------
             (Cost $208,980,613)
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
 10,000,000  Federal Farm Credit Bank,
             6.30%, 9/23/04.................    10,175,000
  5,000,000  Federal Home Loan Bank, 6.49%,
             1/08/04........................     5,150,800
  5,000,000  Federal Home Loan Mortgage
             Corp., 4.65%*, 3/11/98.........     4,990,650
 10,410,000  Federal Home Loan Mortgage
             Corp., 8.12%, 1/31/05..........    11,631,509
  3,000,000  Federal Home Loan Mortgage
             Corp., 7.22%, 6/14/06..........     3,224,070
  7,950,000  Federal National Mortgage
             Assoc., 7.35%, 3/28/05.........     8,549,987
  9,100,000  Federal National Mortgage
             Assoc., 6.00%, 11/15/22........     8,937,838
  5,000,000  Tennessee Valley Authority,
             6.25%, 12/15/17................     4,990,600
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    57,650,454
                                              ------------
             (Cost $56,241,166)
U.S. GOVERNMENT OBLIGATIONS -- 60.9%
  8,000,000  U.S. Treasury Bond, 9.13%,
             5/15/09........................     9,357,520
 10,000,000  U.S. Treasury Note, 8.88%,
             2/15/99........................    10,345,300
 35,000,000  U.S. Treasury Note, 6.38%,
             5/15/99........................    35,322,700
 68,250,000  U.S. Treasury Note, 7.75%,
             1/31/00........................    70,980,000

                                   Continued

                                         The Kent Funds


                                    INTERMEDIATE BOND FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
U.S. GOVERNMENT OBLIGATIONS (CONTINUED)
$23,050,000  U.S. Treasury Note, 6.88%,
             3/31/00........................  $ 23,619,105
 24,000,000  U.S. Treasury Note, 8.75%,
             8/15/00........................    25,754,880
 33,500,000  U.S. Treasury Note, 6.25%,
             8/31/00........................    33,950,240
 70,300,000  U.S. Treasury Note, 6.38%,
             3/31/01........................    71,618,125
 56,000,000  U.S. Treasury Note, 6.50%,
             5/31/01........................    57,330,000
 77,000,000  U.S. Treasury Note, 7.50%,
             11/15/01.......................    81,632,319
 35,000,000  U.S. Treasury Note, 6.25%,
             2/15/03........................    35,793,100
  6,000,000  U.S. Treasury Note, 6.50%,
             8/15/05........................     6,260,640
  6,800,000  U.S. Treasury Note, 6.13%,
             8/15/07........................     6,988,088
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................   468,952,017
                                              ------------
             (Cost $466,513,738)
YANKEE CERTIFICATES OF DEPOSIT -- 1.3%
 10,000,000  Potash Corp. Saskatchewan,
             7.13%, 6/15/07.................    10,227,600
                                              ------------
             TOTAL YANKEE CERTIFICATES OF
             DEPOSIT........................    10,227,600
                                              ------------
             (Cost $10,026,500)
TOTAL INVESTMENTS -- 98.3%..................   756,627,353
(Cost $746,770,016)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.7%.......................    13,084,148
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $769,711,501
                                              ============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation................  $12,213,872
       Unrealized depreciation................   (2,356,535)
                                                -----------
       Net unrealized appreciation............  $ 9,857,337
                                                ===========

(b) 144A security which is restricted as to resale to institutional investors.

* Variable rate security. Rate presented represents rate in effect at December

  31, 1997. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                         The Kent Funds


                                    INCOME FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
COMMERCIAL PAPER -- 4.0%
             FINANCE -- 4.0%
$ 9,469,120  General Electric Capital Corp.,
             5.65%, 1/2/98..................  $  9,469,120
                                              ------------
             TOTAL COMMERCIAL PAPER.........     9,469,120
                                              ------------
             (Cost $9,469,120)
            CORPORATE NOTES & BONDS -- 37.2%
             BANKING -- 16.9%
  2,700,000  Bank of Montreal-Chicago,
             7.80%, 4/1/07..................     2,931,984
  2,000,000  Bank of New York, 8.50%,
             12/15/04.......................     2,239,600
  2,000,000  BankAmerica Corp., 7.20%,
             4/15/06........................     2,089,080
  2,000,000  Chase Manhattan Corp., 7.13%,
             3/1/05.........................     2,069,960
  2,000,000  Fleet/Norstar Group, 8.63%,
             1/15/07........................     2,275,920
  2,000,000  Midland Bank PLC, 7.63%,
             6/15/06........................     2,125,160
  3,000,000  National City Bank of
             Cleveland, 7.25%, 7/15/10......     3,205,710
  5,000,000  NCNB Corp., 10.20%, 7/15/15....     6,690,150
  2,250,000  PNC Bank N.A., 7.88%,
             4/15/05........................     2,420,865
  2,000,000  Republic New York Corp., 7.00%,
             3/22/11........................     2,061,780
  3,000,000  Royal Bank of Scotland, 6.38%,
             2/1/11.........................     2,879,640
  4,600,000  Societe Generale New York,
             7.40%, 6/1/06..................     4,805,850
  2,000,000  Southtrust Bank NA, 6.57%,
             12/15/27.......................     2,036,600
  2,000,000  Swiss Bank Corp. -- New York,
             7.38%, 7/15/15.................     2,132,380
                                              ------------
                                                39,964,679
                                              ------------
             BROKERS -- 0.9%
  2,000,000  Salomon, Inc., 6.75%,
             2/15/03........................     2,023,140
                                              ------------
             FINANCE -- 7.3%
  2,000,000  Discover Credit, 9.26%,
             03/20/12.......................     2,498,700
  2,000,000  Ford Motor Credit Corp., 9.03%,
             12/30/09, Callable 12/30/04 @
             100............................     2,275,160
  3,500,000  Great Western Financial Trust
             II, 8.21%, 2/1/27, Callable
             2/1/07 @ 104.1.................     3,712,170
  2,000,000  HSBC America Capital II, 8.38%,
             5/15/27, Callable 5/15/07 @
             104.19.........................     2,132,440
  2,000,000  Lehman Brothers Holdings, Inc.,
             8.75%, 3/15/05.................     2,231,420
  4,000,000  St. Paul Cos, Inc., 7.25%,
             8/9/07.........................     4,276,960
                                              ------------
                                                17,126,850
                                              ------------

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
CORPORATE NOTES & BONDS (CONTINUED)
             GAS TRANSMISSION -- 1.1%
$ 2,500,000  Enserch Corp., 7.13%,
             6/15/05........................  $  2,591,850
                                              ------------
             INDUSTRIAL GOODS &
             SERVICES -- 4.4%
  2,000,000  ConAgra, Inc., 6.70%, 8/1/27...     2,052,740
  3,000,000  Engelhard Corp., 7.38%,
             8/1/06.........................     3,159,210
  2,000,000  General Motors Corp., 9.13%,
             7/15/01........................     2,175,900
  2,950,000  Raytheon Co., 6.75%, 8/15/07...     3,009,502
                                              ------------
                                                10,397,352
                                              ------------
             INSURANCE -- 0.9%
  2,000,000  Travelers Capital III, 7.63%,
             12/1/36........................     2,170,060
                                              ------------
             OIL & GAS -- 2.6%
  5,000,000  Phillips Petroleum, 9.38%,
             2/15/11........................     6,182,300
                                              ------------
             RETAIL -- 2.2%
  4,893,277  Fred Meyer, Inc., Lease Trust,
             8.50%, 7/15/17 (b).............     5,146,749
                                              ------------
             UTILITIES -- 0.9%
  2,000,000  Pacific Gas & Electric, 6.25%,
             3/1/04.........................     2,003,920
                                              ------------
             TOTAL CORPORATE NOTES & BONDS..    87,606,900
                                              ------------
             (Cost $83,245,779)
FOREIGN GOVERNMENT AGENCIES -- 0.5%
  1,000,000  Hydro-Quebec, 9.41%, 3/23/00...     1,067,220
                                              ------------
             TOTAL FOREIGN GOVERNMENT
             AGENCIES.......................     1,067,220
                                              ------------
             (Cost $1,059,483)
MUNICIPAL BOND -- TAXABLE -- 0.9%
             CALIFORNIA -- 0.9%
  2,000,000  San Bernardino County,
             Financing Authority Pension
             Obligation Revenue, 6.99%,
             8/1/10 (Insured by MBIA).......     2,102,500
                                              ------------
             TOTAL MUNICIPAL BOND --
             TAXABLE........................     2,102,500
                                              ------------
             (Cost $2,030,920)
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.5%
  2,500,000  Federal Home Loan Mortgage
             Corp., 7.22%, 6/14/06..........     2,686,725
  5,000,000  Federal National Mortgage
             Assoc., 7.40%, 7/1/04..........     5,379,700
  5,000,000  Tennessee Valley Authority,
             6.25%, 12/15/17................     4,990,600
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    13,057,025
                                              ------------
             (Cost $12,477,563)

                                   Continued

                                         The Kent Funds


                                    INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
U.S. GOVERNMENT OBLIGATIONS -- 50.4%
$ 9,500,000  U.S. Treasury Bond, 10.75%,
             8/15/05........................  $ 12,358,930
 15,000,000  U.S. Treasury Bond, 9.13%,
             5/15/09........................    17,545,350
 25,000,000  U.S. Treasury Bond, 10.38%,
             11/15/09.......................    31,257,750
 19,000,000  U.S. Treasury Bond, 10.38%,
             11/15/12.......................    25,246,250
 30,000,000  U.S. Treasury Note, 8.00%,
             5/15/01........................    32,048,400
                                              ------------
             TOTAL U.S. GOVERNMENT
             OBLIGATIONS....................   118,456,680
                                              ------------
             (Cost $116,142,038)
TOTAL INVESTMENTS -- 98.5%..................   231,759,445
(Cost $224,424,903) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.5%.......................     3,628,860
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $235,388,305
                                              ============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation.................  $7,334,542
       Unrealized depreciation.................           0
                                                 ----------
       Net unrealized appreciation.............  $7,334,542
                                                 ==========

(b) 144A security which is restricted as to resale to institutional investors

MBIA Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    LIMITED TERM TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997


PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
  ------              -----------                ------
MUNICIPAL BONDS -- 98.4%
            ALASKA -- 2.9%
$  500,000  Alaska State Housing Finance
            Corp., 4.35%, 6/1/98 (Insured by
            MBIA)...........................  $    501,335
   530,000  Alaska State Housing Finance
            Corp., 4.60%, 12/1/00 (Insured
            by MBIA)........................       540,600
                                              ------------
                                                 1,041,935
                                              ------------
            ARIZONA -- 3.1%
 1,000,000  Arizona State University
            Revenue, 7.10%, 7/1/16,
            Prerefunded 7/1/01 @102.........     1,113,750
                                              ------------
            CALIFORNIA -- 3.4%
 1,000,000  University of California
            Revenue, Multiple Purpose
            Projects, Series B, 9.00%,
            9/1/03 (Insured by MBIA)........     1,238,750
                                              ------------
            CONNECTICUT -- 2.9%
 1,000,000  Connecticut State, GO, Series C,
            5.38%, 8/15/02..................     1,051,250
                                              ------------
            DISTRICT OF COLUMBIA -- 2.8%
 1,000,000  District of Columbia, GO, 5.10%,
            12/1/99 (Insured by MBIA).......     1,020,000
                                              ------------
            ILLINOIS -- 9.2%
   500,000  Chicago, Illinois Metropolitan
            Water Reclamation District,
            Capital Improvement, 6.20%,
            1/1/98..........................       500,000
 1,000,000  Chicago, Illinois Metropolitan
            Water Reclamation District,
            Working Cash Fund, 5.90%,
            12/1/04.........................     1,097,500
 1,000,000  Illinois Educational Facilities
            Authority Revenue, Loyola
            University, Series A, 6.30%,
            7/1/98 (Insured by MBIA)........     1,012,640
   745,000  University of Illinois Revenue,
            Health Service Facility, 4.90%,
            10/1/01 (Insured by AMBAC)......       762,694
                                              ------------
                                                 3,372,834
                                              ------------
            KENTUCKY -- 2.8%
 1,000,000  Kentucky State Property &
            Buildings Commission, Project
            No. 53, 5.80%, 10/1/98..........     1,015,040
                                              ------------
            LOUISIANA -- 2.8%
 1,000,000  Louisiana State Gas & Fuels Tax
            Revenue, Series A, 7.00%,
            11/15/98 (Insured by FGIC)......     1,026,190
                                              ------------


PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
  ------              -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MARYLAND -- 2.8%
$1,000,000  Washington Suburban Sanitation
            District, Water Revenue, Series
            A, 6.13%, 6/1/98................  $  1,009,650
                                              ------------
            MICHIGAN -- 16.6%
 1,235,000  Detroit, GO, 8.00%, 4/1/11,
            Prerefunded 4/1/01 @102.........     1,403,269
 1,000,000  Detroit, Self Insurance, Series
            A, GO, 5.20%, 5/1/98............     1,002,290
 1,000,000  Michigan State Hospital Finance
            Authority Revenue, Detroit
            Medical Group, Series A, 5.00%,
            8/15/06, (Insured by AMBAC).....     1,037,500
 1,600,000  Michigan State Hospital Finance
            Authority Revenue, Sisters of
            Mercy Health Corp. Bond 1993,
            Series F, 4.60%, 8/15/02
            (Insured by MBIA)...............     1,623,999
 1,000,000  Michigan State Housing
            Development Authority, Rental
            Housing Revenue, 5.15%, 10/1/00
            (Insured by MBIA)...............     1,023,750
                                              ------------
                                                 6,090,808
                                              ------------
            NEVADA -- 3.0%
 1,090,000  Las Vegas, GO, 6.75%, 8/1/98
            (Insured by MBIA)...............     1,108,083
                                              ------------
            NEW JERSEY -- 3.1%
 1,000,000  New Jersey Economic Development
            Authority, Market Transition
            Facility Revenue, Series A 1994,
            7.00%, 7/1/03 (Insured by
            MBIA)...........................     1,131,250
                                              ------------
            NEW YORK -- 2.8%
 1,000,000  New York State Dormitory
            Authority Revenue, State
            University Educational
            Facilities, 4.70%, 5/15/99......     1,010,000
                                              ------------
            OHIO -- 4.4%
   500,000  Cleveland Airport System
            Revenue, 5.50%, 1/1/04, (Insured
            by FSA).........................       527,500
   565,000  Cleveland-Cuyahoga County Port
            Authority, Rock & Roll Hall of
            Fame, Refunding, Subordinate
            Bonds, 4.30%, 12/1/98...........       567,814
   500,000  Cleveland-Cuyahoga County Port
            Authority, Rock & Roll Hall of
            Fame, Refunding, Subordinate
            Bonds, 4.90%, 12/1/00...........       507,500
                                              ------------
                                                 1,602,814
                                              ------------

                                   Continued

                                 THE KENT FUNDS

                                    LIMITED TERM TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997


PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
  ------              -----------                ------
MUNICIPAL BONDS (CONTINUED)
            OKLAHOMA -- 3.2%
$1,115,000  Tulsa Industrial Authority
            Revenue, University of Tulsa,
            Series A, 5.50%, 10/1/00
            (Insured by MBIA)...............  $  1,159,600
                                              ------------
            PENNSYLVANIA -- 5.5%
 1,000,000  Allegheny County Airport
            Revenue, Pittsburgh
            International Airport, 5.00%,
            1/1/99 (Insured by MBIA)........     1,008,020
 1,000,000  Pennsylvania State, First
            Series, GO, 5.00%, 5/1/99.......     1,013,750
                                              ------------
                                                 2,021,770
                                              ------------
            TEXAS -- 10.8%
   700,000  Eagle Pass Independent School
            District, GO, 6.50%, 8/15/03....       778,750
 1,000,000  Harris County Flood Control
            District, Series C, GO, 6.50%,
            11/1/10, Prerefunded 11/1/99 @
            100 (Insured by MBIA)...........     1,043,750
 1,000,000  Houston Independent School
            District, GO, Public Property
            Finance Contractual Obligation,
            6.25%, 7/15/99..................     1,033,750
 1,000,000  Pasadena Independent School
            District, GO, Prerefunded
            8/15/01 @ 100, 6.75%, 8/15/05
            (Insured by FGIC)...............     1,086,250
                                              ------------
                                                 3,942,500
                                              ------------
            UTAH -- 3.7%
 1,310,000  Salt Lake City Redevelopment
            Agency, Neighborhood
            Redevelopment Tax, Inc., Series
            A, 5.25%, 10/1/99...............     1,332,925
                                              ------------
            VIRGINIA -- 4.2%
 1,500,000  Norfolk, GO, 5.13%, 6/1/01......     1,550,625
                                              ------------
            WISCONSIN -- 2.8%
 1,000,000  Green Bay, GO, Series A, 5.10%,
            4/1/00..........................     1,025,000
                                              ------------

  SHARES
    OR
 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             WYOMING -- 5.6%
$ 1,000,000  Campbell County School
             District, No. 001 Gillette, GO,
             5.15%, 6/1/02..................  $  1,040,000
  1,000,000  Wyoming Community Development,
             4.45%, 6/1/99..................     1,003,750
                                              ------------
                                                 2,043,750
                                              ------------
             TOTAL MUNICIPAL BONDS..........    35,908,524
                                              ------------
             (Cost $35,175,240)
INVESTMENT COMPANIES -- 0.2%
     82,999  Dreyfus Tax Exempt Money
             Market.........................        82,999
                                              ------------
             TOTAL INVESTMENT COMPANIES.....        82,999
                                              ------------
             (Cost $82,999)
TOTAL INVESTMENTS -- 98.6%..................    35,991,523
             (Cost $35,258,239) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.4%.......................       506,047
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $ 36,497,570
                                              ============

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $    733,284
       Unrealized depreciation...............             0
                                               ------------
       Net unrealized appreciation...........  $    733,284
                                               ============
AMBAC  AMBAC Indemnity Corp.
FGIC   Financial Guaranty Insurance Corp.
FSA    Financial Security Assurance
GO     General Obligation
MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 98.0%
            ALASKA -- 3.3%
$1,520,000  Alaska Municipal Bond Bank
            Authority, Series A, GO, 4.75%,
            10/1/99.........................  $  1,533,300
 1,000,000  Anchorage Electric Utility,
            Revenue Bond, Senior Lien,
            5.50%, 12/1/03, Callable 6/1/03
            @ 102 (Insured by MBIA).........     1,062,500
 1,000,000  Anchorage, GO, 6.30%, 7/1/99
            (Insured by MBIA)...............     1,033,750
 5,000,000  North Slope Boro, Series B, GO,
            7.50%, 6/30/01 (Insured by
            FSA)............................     5,543,750
                                              ------------
                                                 9,173,300
                                              ------------
            ARIZONA -- 3.2%
 1,750,000  Phoenix, GO, Series A, 4.90%,
            7/1/02..........................     1,806,875
 1,500,000  Pima County Unified School
            District No. 1 Tucson, Series B,
            GO, ETM, 6.80%, 7/1/00..........     1,597,500
 5,000,000  Salt River Project Agricultural
            Improvement & Power District
            Electric System, Series A,
            5.63%, 1/1/06...................     5,418,750
                                              ------------
                                                 8,823,125
                                              ------------
            CALIFORNIA -- 6.4%
 3,400,000  California State, GO, 6.60%,
            2/1/10..........................     4,007,750
 3,000,000  Orange County, Series A, 6.00%,
            6/1/10 (Insured by MBIA)........     3,360,000
 2,000,000  Riverside County Transportation
            Commission, Sales Tax Revenue,
            Series A, 5.60%, 6/1/05 (Insured
            by AMBAC).......................     2,162,500
 2,000,000  Turlock Irrigation District
            Revenue, Series A, 6.00%, 1/1/06
            (Insured by MBIA)...............     2,225,000
 4,850,000  University of California
            Revenue, Multiple Purpose
            Projects, Series B, 9.00%,
            9/1/03 (Insured by MBIA)........     6,007,938
                                              ------------
                                                17,763,188
                                              ------------
            COLORADO -- 3.8%
 4,000,000  Arapahoe County, School District
            No. 005, Cherry Creek, Series A,
            GO, 5.25%, 12/15/02.............     4,195,000
 1,400,000  Boulder Valley School District,
            5.50%, 12/1/07..................     1,520,750
 1,000,000  Colorado Springs Utility
            Revenue, Series A, 6.50%,
            11/15/03, Callable 11/15/01 @
            102.............................     1,093,750

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            COLORADO (CONTINUED)
$1,000,000  E-470 Public Highway Authority
            Revenue, Series C, 6.00%, 9/1/07
            (Insured by MBIA)...............  $  1,118,750
 2,500,000  Regional Transportation
            District, Sales Tax Revenue,
            5.50%, 11/1/04..................     2,693,750
                                              ------------
                                                10,622,000
                                              ------------
            CONNECTICUT -- 1.5%
 4,000,000  Connecticut State, Series A,
            6.00%, 5/15/02..................     4,295,000
                                              ------------
            FLORIDA -- 1.9%
 1,000,000  Broward County School District,
            GO, 5.20%, 2/15/03..............     1,038,750
 2,000,000  Lakeland Electric & Water
            Revenue, 5.90%, 10/1/07.........     2,220,000
 1,000,000  Tampa Guaranteed Entitlement
            Revenue, 6.60%, 10/1/00 (Insured
            by AMBAC).......................     1,068,750
 1,000,000  Tampa Utilities, Tax & Special
            Revenue, 6.30%, 10/1/00 (Insured
            by AMBAC).......................     1,061,250
                                              ------------
                                                 5,388,750
                                              ------------
            GEORGIA -- 3.0%
 2,670,000  Atlanta Airport Facilities
            Revenue, Series B, (AMT), 5.50%,
            1/1/03 (Insured by AMBAC).......     2,800,163
 1,000,000  Georgia State Tollway Authority
            Revenue, Georgia 400 Project,
            6.25%, 7/1/00...................     1,056,250
 4,000,000  Georgia State, Series B, GO,
            5.95%, 3/1/08...................     4,490,000
                                              ------------
                                                 8,346,413
                                              ------------
            HAWAII -- 1.2%
 1,025,000  Honolulu City & County, Series
            A, GO, 5.60%, 1/1/05............     1,100,594
 1,000,000  Honolulu City & County, Series
            D, GO, ETM, 6.50%, 12/1/00......     1,068,750
 1,150,000  Maui County, Series A, GO,
            6.80%, 12/1/03, Prerefunded
            12/1/00 @ 101 (Insured by
            AMBAC)..........................     1,249,187
                                              ------------
                                                 3,418,531
                                              ------------
            ILLINOIS -- 6.2%
 2,000,000  Chicago Metropolitan, Water
            Reclamation District, Capital
            Improvement, GO, 6.80%,
            1/1/03..........................     2,140,000
 3,000,000  Chicago Metropolitan, Water
            Reclamation District, Capital
            Improvement, GO, 5.50%,
            12/1/10.........................     3,228,750
 4,270,000  Du Page & Will Counties,
            Community School District No.
            204, GO, 4.95%, 12/30/01
            (Insured by FGIC)...............     4,398,100

                                   Continued

                                 THE KENT FUNDS

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            ILLINOIS (CONTINUED)
$4,000,000  Illinois Development Finance
            Authority, Pollution Control
            Revenue, Commonwealth Edison,
            5.30%, 1/15/04 (Insured by
            MBIA)...........................  $  4,180,000
 3,135,000  Northwest Suburban Municipal
            Joint Action, Water Agency,
            Water Supply System, Series A,
            5.25%, 5/1/04 (Insured by
            MBIA)...........................     3,283,913
                                              ------------
                                                17,230,763
                                              ------------
            INDIANA -- 3.4%
 2,000,000  Indiana Municipal Power Supply
            Agency, System Revenue, Series
            B, 5.88%, 1/1/10 (Insured by
            MBIA)...........................     2,217,500
 3,000,000  Indiana Municipal Power Supply
            Agency, System Revenue, Series
            B, 6.00%, 1/1/13 (Insured by
            MBIA)...........................     3,371,250
 1,000,000  Indiana Transportation Finance
            Authority, Highway Revenue,
            Series A, 5.75%, 6/1/12 (Insured
            by AMBAC).......................     1,095,000
 1,000,000  Purdue University Dormitory
            System Revenue, Series A, 6.40%,
            7/1/99 (Insured by AMBAC).......     1,033,750
 1,000,000  Purdue University Student Fee
            Revenue, Series D, 6.50%,
            7/1/03, Callable 1/1/00 @ 103...     1,075,000
   500,000  St. Joseph County Educational
            Facilities Revenue, University
            of Notre Dame, 6.50%, 3/1/26....       617,500
                                              ------------
                                                 9,410,000
                                              ------------
            LOUISIANA -- 2.7%
 4,000,000  Louisiana State, Series A, GO,
            5.30%, 8/1/04 (Insured by
            MBIA)...........................     4,240,000
 3,000,000  Louisiana State, Series A, GO,
            6.00%, 4/15/07 (Insured by
            FGIC)...........................     3,352,500
                                              ------------
                                                 7,592,500
                                              ------------
            MASSACHUSETTS -- 5.4%
 5,000,000  Massachusetts Bay Transportation
            Authority, Series A, 5.00%,
            3/1/02..........................     5,150,000
 2,000,000  Massachusetts State Turnpike
            Authority, Metropolitan Highway,
            Series A, 5.00%, 1/1/10,
            Callable 1/1/07 @ 102...........     2,015,000
 3,000,000  Massachusetts State Turnpike
            Authority, Series A, Bond
            Anticipation Note, 5.00%,
            6/1/99, ETM.....................     3,041,250
 1,000,000  Massachusetts State Turnpike
            Authority, Series A, Bond
            Anticipation Note, 5.00%,
            6/1/99..........................     1,013,750

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MASSACHUSETTS (CONTINUED)
$3,750,000  Massachusetts State, Special
            Obligation Revenue, Series A,
            5.25%, 6/1/08 (Insured by
            AMBAC)..........................  $  3,975,000
                                              ------------
                                                15,195,000
                                              ------------
            MICHIGAN -- 17.8%
 2,215,000  Battle Creek Downtown
            Development Authority, 6.00%,
            5/1/07..........................     2,453,113
 4,000,000  Battle Creek Downtown
            Development Authority, Tax
            Increment Revenue, 7.30%,
            5/1/10, Callable 5/1/04 @ 102...     4,705,000
 2,100,000  Caledonia Community Schools, GO,
            6.70%, 5/1/22, Prerefunded
            5/1/02 @ 102 (Insured by
            AMBAC)..........................     2,341,500
 3,000,000  Detroit Sewage Disposal Revenue,
            Series B, 6.00%, 7/1/09 (Insured
            by MBIA)........................     3,390,000
 6,000,000  Detroit Water Supply System,
            Permanent Linked Bonds, 5.25%,
            7/1/13 (Insured by FGIC)........     6,089,999
 1,000,000  Detroit Water Supply System,
            Second Lien, Series A, 5.20%,
            7/1/08 (Insured by MBIA)........     1,067,500
 3,000,000  Detroit, GO, Distributable State
            Aid, 5.70%, 5/1/01 (Insured by
            AMBAC)..........................     3,146,250
 2,840,000  Grand Ledge Public Schools
            District, GO, 5.35%, 5/1/10
            (Insured by MBIA)...............     3,038,800
 1,700,000  Greater Detroit Resource
            Recovery Authority, Series A,
            5.50%, 12/13/04 (Insured by
            AMBAC)..........................     1,812,625
 2,000,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 5.35%, 5/15/06
            (Insured by MBIA)...............     2,127,500
 2,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.50%,
            5/15/02.........................     2,110,000
 1,000,000  Michigan State Hospital Finance
            Authority Revenue, Detroit
            Medical Group, Series A, 5.00%,
            8/15/06, (Insured by AMBAC).....     1,037,500
 1,450,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 5.00%, 5/15/06
            (Insured by AMBAC)..............     1,508,000
 1,000,000  Michigan State South Central
            Power Agency, Power Supply
            System Revenue, 5.80%, 11/1/05
            (Insured by MBIA)...............     1,096,250

                                   Continued

                                 THE KENT FUNDS

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$2,300,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Ford
            Motor Co. Project, Series A,
            7.10%, 2/1/06...................  $  2,708,250
 2,500,000  Michigan State Trunk Line,
            Series A, 5.50%, 10/1/02........     2,646,875
 3,500,000  Michigan State Underground
            Storage Tank Financial Assurance
            Authority, Series I, 6.00%,
            5/1/05 (Insured by AMBAC).......     3,863,125
 2,000,000  Northville Public Schools,
            Series A, GO, 7.00%, 5/1/08.....     2,185,000
 1,575,000  South Redford School District,
            5.25%, 5/1/09 (Insured by
            FGIC)...........................     1,645,875
 1,000,000  Western Michigan University
            Revenue, GO, 5.40%, 11/15/01
            (Insured by FGIC)...............     1,045,000
                                              ------------
                                                50,018,162
                                              ------------
            MINNESOTA -- 0.4%
 1,000,000  Minneapolis Community
            Development Agency, Tax
            Increment Revenue, 7.00%, 9/1/00
            (Insured by MBIA)...............     1,077,500
                                              ------------
            NEVADA -- 1.0%
 2,500,000  Clark County School District,
            Group 2, GO, 7.20%, 5/1/01,
            Prerefunded 5/1/00 @ 102
            (Insured by FGIC)...............     2,718,750
                                              ------------
            NEW JERSEY -- 4.2%
 6,000,000  New Jersey Economic Development
            Authority, Market Transition
            Facility Revenue, Senior Lien,
            7.00%, 7/1/04 (Insured by
            MBIA)...........................     6,915,000
 1,375,000  New Jersey State, Series D, GO,
            5.25%, 2/15/01..................     1,424,844
 3,000,000  Ocean County Utilities
            Authority, Wastewater Revenue,
            Refunding, GO, 6.00%, 1/1/07....     3,360,000
                                              ------------
                                                11,699,844
                                              ------------
            NEW YORK -- 2.2%
 1,130,000  Metropolitan Transportation
            Authority, Series M, 5.50%,
            7/1/08 (Insured by FGIC)........     1,223,225
 1,660,000  New York State Urban Development
            Corp., Refunding, Syracuse
            University Center, 5.50%,
            1/1/15..........................     1,728,475
 3,000,000  Triborough Bridge & Tunnel
            Authority, General Purpose,
            Series Y, 5.50%, 1/1/17.........     3,213,750
                                              ------------
                                                 6,165,450
                                              ------------

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            NORTH CAROLINA -- 0.8%
$2,000,000  North Carolina Municipal Power
            Agency No. 1, Catawba Electric
            Revenue, 5.90%, 1/1/03..........  $  2,115,000
                                              ------------
            OHIO -- 0.8%
 2,125,000  Columbus, Sewer Improvement, GO,
            6.30%, 9/15/99..................     2,210,000
                                              ------------
            OKLAHOMA -- 0.8%
 2,000,000  Tulsa Industrial Authority,
            University of Tulsa, Series A,
            6.00%, 10/1/16 (Insured by
            MBIA)...........................     2,250,000
                                              ------------
            PENNSYLVANIA -- 3.0%
 2,000,000  Allegheny County Airport
            Revenue, (AMT), 5.00%, 1/1/02...     2,042,500
 4,330,000  Chartiers Valley Joint School,
            ETM, 6.15%, 3/1/07..............     4,800,888
 1,475,000  Pennsylvania State, Series A,
            GO, 7.00%, 5/1/05, Prerefunded
            5/1/00 @ 101.5..................     1,591,156
                                              ------------
                                                 8,434,544
                                              ------------
            PUERTO RICO -- 2.7%
 3,055,000  Puerto Rico Commonwealth Aqeduct
            & Sewer Authority, 6.00%,
            7/1/06..........................     3,379,594
 2,000,000  Puerto Rico Commonwealth Highway
            & Transportation Authority,
            Highway Revenue, Series X,
            4.90%, 7/1/01...................     2,052,500
 2,000,000  Puerto Rico Electric Power
            Authority Revenue, Series W,
            5.00%, 7/1/98...................     2,013,060
                                              ------------
                                                 7,445,154
                                              ------------
            RHODE ISLAND -- 2.7%
 1,000,000  Providence, GO, 6.70%, 1/15/02
            Callable 1/15/00 @ 102 (Insured
            by MBIA)........................     1,070,000
 3,025,000  Rhode Island State, GO, Series
            A, 5.50%, 8/1/04 (Insured by
            MBIA)...........................     3,229,188
 2,000,000  State Depositors Economic
            Protection Corp., Series A,
            Special Obligation, 6.15%,
            8/1/99 (Insured by MBIA)........     2,065,000
 1,000,000  State Depositors Economic
            Protection Corp., Series B,
            Special Obligation, 5.20%,
            8/1/03 (Insured by MBIA)........     1,045,000
                                              ------------
                                                 7,409,188
                                              ------------
            TENNESSEE -- 0.5%
 1,230,000  Tennessee State, Series B, GO,
            6.20%, 6/1/01...................     1,316,100
                                              ------------

                                   Continued

                                 THE KENT FUNDS

                                    INTERMEDIATE TAX-FREE FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            TEXAS -- 9.6%
$1,000,000  Austin Independent School
            District, GO, 6.20%, 8/1/99.....  $  1,033,750
 2,245,000  Dallas Independent School
            District, GO, 5.40%, 8/15/03....     2,374,088
 1,190,000  Hays Consolidated Independent
            School District, 6.00%,
            9/1/04..........................     1,310,488
 1,500,000  Houston Water & Sewer System
            Revenue, Junior Lien, Series C,
            5.75%, 12/1/03 (Insured by
            MBIA)...........................     1,614,375
 1,000,000  Houston Water & Sewer System
            Revenue, Prior Lien, Series A,
            7.00%, 12/1/01 (Insured by
            AMBAC)..........................     1,101,250
 3,000,000  Lower Colorado River Authority,
            4.90%, 1/1/07...................     3,082,499
 1,050,000  Round Rock Independent School
            District, GO, 5.25%, 2/15/05....     1,107,750
 2,800,000  Texas Municipal Power Agency,
            5.60%, 9/1/01 (Insured by
            MBIA)...........................     2,936,500
 5,595,000  Texas State Public Finance
            Authority, GO, Series A, 6.50%,
            10/1/04.........................     6,329,343
 4,450,000  Texas State, Series A, GO,
            5.70%, 10/1/03..................     4,800,437
 1,015,000  University of Texas, University
            Revenue, Series A, 6.60%,
            8/15/02.........................     1,121,575
                                              ------------
                                                26,812,055
                                              ------------
            VIRGINIA -- 1.1%
 3,000,000  Arlington County GO, 5.70%,
            12/1/00.........................     3,146,250
                                              ------------
            WASHINGTON -- 6.7%
 1,000,000  King County Washington School
            District, 4.60%, 12/1/03........     1,026,250
 2,695,000  Tacoma Electric System,
            Refunding, 6.00%, 1/1/06
            (Insured by AMBAC)..............     2,961,131
 2,000,000  Washington State Public Power
            Supply System, Nuclear Project
            No. 1 Bond Revenue, Series C,
            7.25%, 7/1/00 (Insured by
            FGIC)...........................     2,147,500
 8,000,000  Washington State, Series A, GO,
            5.50%, 9/1/05...................     8,539,999
 2,940,000  Washington State, Series A, GO,
            Public Improvements, 5.25%,
            1/1/06..........................     3,116,400
   850,000  Washington State, Series III-H,
            Motor Vehicle Fuel Tax, 5.75%,
            9/1/12..........................       930,750
                                              ------------
                                                18,722,030
                                              ------------

 SHARES OR
 PRINCIPAL              SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
 ---------            -----------                ------
MUNICIPAL BONDS (CONTINUED)
             WEST VIRGINIA -- 0.4%
$ 1,095,000  West Virginia School Building
             Authority Revenue, Capital
             Improvement, Series A, 6.70%,
             7/1/00 (Insured by MBIA)......  $    1,160,700
                                             --------------
             WISCONSIN -- 1.3%
  1,025,000  Milwaukee Metropolitan Sewer
             District, Series A, GO, 6.60%,
             10/1/99.......................       1,068,563
  1,500,000  Milwaukee Metropolitan Sewer
             District, Series A, GO, 6.70%,
             10/1/00.......................       1,599,375
  1,000,000  Wisconsin State Public Power,
             Inc., Supply System, Series A,
             7.00%, 7/1/01 (Insured by
             AMBAC)........................       1,085,000
                                             --------------
                                                  3,752,938
                                             --------------
             TOTAL MUNICIPAL BONDS.........     273,712,235
                                             --------------
             (Cost $257,614,807)
INVESTMENT COMPANIES -- 0.4%
  1,117,598  Dreyfus Tax Exempt Money
             Market........................       1,117,598
                                             --------------
             TOTAL INVESTMENT COMPANIES....       1,117,598
                                             --------------
             (Cost $1,117,598)
TOTAL INVESTMENTS -- 98.4%.................     274,829,833
(Cost $258,732,405)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.6%......................       4,345,919
                                             --------------
TOTAL NET ASSETS -- 100.0%.................  $  279,175,752
                                             ==============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation...............  $ 16,097,428
       Unrealized depreciation...............             0
                                               ------------
       Net unrealized appreciation...........  $ 16,097,428
                                               ============
AMBAC  AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
ETM    Escrowed to Maturity
FGIC   Financial Guaranty Insurance Corp.
FSA    Financial Security Assurance
GO     General Obligation
MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997


 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
  ------               -----------               ------
MUNICIPAL BONDS -- 97.8%
             ARIZONA -- 1.4%
 $1,500,000  Arizona State University
             Revenue, 7.00%, 7/1/15,
             Prerefunded 7/1/02 @ 101
             (Insured by AMBAC).............  $  1,681,875
                                              ------------
             CALIFORNIA -- 10.2%
  1,000,000  Anaheim Public Financing
             Authority, Lease Revenue,
             Public Improvements Project,
             Series A, 6.00%, 9/1/24
             (Insured by FSA)...............     1,146,250
  1,400,000  California State, GO, 7.00%,
             6/1/05.........................     1,634,500
  2,000,000  California State, GO, 6.25%,
             9/1/12.........................     2,305,000
  3,000,000  Northern California Power
             Agency Revenue, Geothermal
             Project, Series A, 5.50%,
             7/1/05 (Insured by AMBAC)......     3,217,500
  2,000,000  Orange County, Series A, 6.00%,
             6/1/10 (Insured by MBIA).......     2,240,000
  1,380,000  Turlock Irrigation District
             Revenue, Series A, 6.00%,
             1/1/07 (Insured by MBIA).......     1,540,425
                                              ------------
                                                12,083,675
                                              ------------
             COLORADO -- 2.1%
  1,580,000  Denver City & County Airport
             Revenue, (AMT), 6.75%,
             11/15/22.......................     1,718,250
    650,000  Denver City & County Airport
             Revenue, Series C, (AMT),
             6.75%, 11/15/22, Callable
             11/15/02 @ 102.................       726,375
                                              ------------
                                                 2,444,625
                                              ------------
             FLORIDA -- 1.5%
  1,400,000  Port Everglades Authority, Port
             Improvement, ETM, 7.13%,
             11/1/16........................     1,723,750
                                              ------------
             GEORGIA -- 0.9%
  1,000,000  Georgia State, Series B, GO,
             5.95%, 3/1/08..................     1,122,500
                                              ------------
             HAWAII -- 2.8%
  2,000,000  Hawaii State, Series CB, GO,
             5.75%, 1/1/07..................     2,185,000
  1,000,000  Honolulu City & County, Series
             A, GO, 5.75%, 4/1/10...........     1,092,500
                                              ------------
                                                 3,277,500
                                              ------------
             ILLINOIS -- 8.1%
  2,000,000  Chicago Metropolitan, Water
             Reclamation District, Capital
             Improvement, GO, 5.50%,
             12/1/10........................     2,152,500


 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
  ------               -----------               ------
MUNICIPAL BONDS (CONTINUED)
             ILLINOIS (CONTINUED)
 $1,000,000  Chicago Public Building
             Commission, Series A, ETM,
             7.00%, 1/1/20 (Insured by
             MBIA)..........................  $  1,252,500
  2,000,000  Chicago School Finance
             Authority, Series A, GO, 4.90%,
             6/1/05 (Insured by MBIA).......     2,065,000
  2,000,000  Du Page & Will Counties,
             Community School District No.
             204, GO, 4.95%, 12/30/01
             (Insured by FGIC)..............     2,060,000
  1,000,000  Illinois State Sales Tax,
             Series S, 5.00%, 6/15/08.......     1,033,750
  1,000,000  Will County Forest Preserve
             District, GO, 5.90%, 12/1/03,
             Callable 12/1/02 @ 100 (Insured
             by AMBAC)......................     1,077,500
                                              ------------
                                                 9,641,250
                                              ------------
             INDIANA -- 5.7%
  2,000,000  Indiana Municipal Power Supply
             Agency, System Revenue, Series
             B, 6.00%, 1/1/13 (Insured by
             MBIA)..........................     2,247,500
  2,250,000  Indiana State Office Building
             Commission, Capital Complex,
             Government Center Parking
             Facilities, Series A, 4.80%,
             7/1/03 (Insured by AMBAC)......     2,300,625
  1,000,000  Indiana Transportation Finance
             Authority, Highway Revenue,
             Series A, 5.75%, 6/1/12
             (Insured by AMBAC).............     1,095,000
  1,000,000  Marion County Hospital
             Authority Revenue, Community
             Hospital, Indianapolis Project,
             ETM, 6.00%, 5/1/06.............     1,090,000
                                              ------------
                                                 6,733,125
                                              ------------
             IOWA -- 2.1%
  2,055,000  Iowa Finance Authority, Private
             College Revenue, Drake
             University Project, 6.50%,
             12/1/11 (Insured by MBIA)......     2,432,606
                                              ------------
             KENTUCKY -- 1.1%
  1,315,000  Louisville & Jefferson County,
             Metropolitan Sewer District,
             Sewer & Drain System Revenue,
             Series A, 5.25%, 5/15/27,
             Callable 5/15/07 @ 101 (Insured
             by MBIA).......................     1,321,575
                                              ------------

                                   Continued

                                 THE KENT FUNDS

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997


 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
  ------               -----------               ------
MUNICIPAL BONDS (CONTINUED)
             LOUISIANA -- 2.7%
 $3,000,000  Louisiana State Gas & Fuels Tax
             Revenue, Series A, 7.25%,
             11/15/00, Callable 11/15/99 @
             102............................  $  3,228,750
                                              ------------
             MARYLAND -- 1.7%
  2,000,000  Prince Georges County,
             Consolidated Public
             Improvement, GO, 5.00%, 1/1/02
             (Insured by MBIA)..............     2,062,500
                                              ------------
             MASSACHUSETTS -- 4.3%
  1,000,000  Massachusetts State Industrial
             Finance Agency, Resource
             Recovery Revenue, Refusetech,
             Inc. Project, Series A, 5.25%,
             7/1/99 (Insured by FSA)........     1,017,500
  1,000,000  Massachusetts State Water,
             Resource Authority, Series B,
             5.00%, 12/1/25 (Insured by
             MBIA)..........................       967,500
  1,000,000  Massachusetts State, Series B,
             GO, 5.40%, 11/1/06.............     1,067,500
  2,000,000  Massachusetts Turnpike
             Authority, Metropolitan
             Highway, Series A, 5.00%,
             1/1/10, Callable 1/1/07 @
             102............................     2,015,000
                                              ------------
                                                 5,067,500
                                              ------------
             MICHIGAN -- 20.2%
  2,000,000  Battle Creek Downtown
             Development Authority, Tax
             Increment Revenue, 7.30%,
             5/1/10, Callable 5/1/04 @
             102............................     2,352,500
  1,300,000  Berkley School District, GO,
             7.00%, 1/1/07 (Insured by
             FGIC)..........................     1,548,625
  2,000,000  Detroit Sewage Disposal
             Revenue, Series B, 6.00%,
             7/1/09 (Insured by MBIA).......     2,260,000
  1,000,000  Detroit Water Supply System,
             Series B, 5.10%, 7/1/07
             (Insured by MBIA)..............     1,056,250
    930,000  Kent County Airport Facility,
             Kent County International
             Airport, (AMT), 5.50%, 1/1/07,
             Callable 1/1/05 @ 102..........       997,425
  2,000,000  Michigan State Hospital Finance
             Authority, Sisters of Mercy,
             Series P, 5.25%, 8/15/21
             (Insured by MBIA)..............     1,985,000
  2,365,000  Michigan State Hospital Finance
             Authority, Detroit Medical
             Center, Series B, 5.00%,
             8/15/06 (Insured by AMBAC).....     2,459,599


 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
  ------               -----------               ------
MUNICIPAL BONDS (CONTINUED)
             MICHIGAN (CONTINUED)
 $2,000,000  Michigan State Hospital Finance
             Authority, Henry Ford Health,
             Series A, 5.25%, 11/15/20
             (Insured by AMBAC).............  $  1,995,000
  1,300,000  Michigan State Housing
             Development Authority, Rental
             Housing Revenue, Series A,
             5.15%, 4/1/02 (Insured by
             AMBAC).........................     1,340,625
  1,000,000  Michigan State South Central
             Power Agency, Power Supply
             System Revenue, 5.80%, 11/1/05
             (Insured by MBIA)..............     1,096,250
  1,500,000  Michigan State Strategic Fund,
             Detroit Edition, 5.00%*, 1/2/98
             (LOC: Barclays)................     1,500,000
  2,000,000  Michigan State Trunk Line,
             5.50%, 11/1/16 (Insured by
             FGIC)..........................     2,060,000
  1,000,000  Michigan State Underground
             Storage Tank Financial
             Assurance Authority, Series I,
             6.00%, 5/1/05 (Insured by
             AMBAC).........................     1,103,750
  2,000,000  Michigan State University
             Revenue, Series A, 5.50%,
             8/15/22........................     2,052,500
                                              ------------
                                                23,807,524
                                              ------------
             MISSOURI -- 1.8%
  1,625,000  Missouri State, DFB
             Infrastructure Facilities,
             Science City Union Station A,
             4.10%, 12/1/99.................     1,627,031
    500,000  Missouri State, Health &
             Education Facilities, Lake of
             Ozarks General Hospital, 6.50%,
             2/15/21, Callable 2/15/06 @
             102............................       541,250
                                              ------------
                                                 2,168,281
                                              ------------
             NEBRASKA -- 1.0%
  1,075,000  Omaha Public Power District,
             5.10%, 2/1/08..................     1,126,063
                                              ------------
             NEVADA -- 3.7%
  1,805,000  Clark County School District,
             GO, 5.75%, 6/15/10, Callable
             6/15/06 @ 101 (Insured by
             FGIC)..........................     1,938,119
  2,000,000  Nevada State, Nevada Municipal
             Bond Bank, Series A, GO, 8.00%,
             11/1/05........................     2,487,500
                                              ------------
                                                 4,425,619
                                              ------------
             NEW JERSEY -- 2.9%
  1,500,000  New Jersey Economic Development
             Authority, Market Transition
             Facility Revenue, Senior Lien,
             7.00%, 7/1/04 (Insured by
             MBIA)..........................     1,728,750

                                   Continued

                                 THE KENT FUNDS

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997


 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
  ------               -----------               ------
MUNICIPAL BONDS (CONTINUED)
             NEW JERSEY (CONTINUED)
 $1,500,000  New Jersey State Transportation
             Trust Fund Authority,
             Transportation System, Series
             A, 6.00%, 12/15/06 (Insured by
             MBIA)..........................  $  1,670,625
                                              ------------
                                                 3,399,375
                                              ------------
             NEW YORK -- 3.4%
  1,350,000  New York City, Municipal Water
             & Sewer Revenue, 5.50%,
             6/15/24, Callable 6/15/06 @
             101............................     1,388,813
  1,500,000  New York City, Tax Revenue
             Anticipation Note, Livingston
             Plaza Project, 5.40%, 1/1/18...     1,567,500
  1,000,000  New York State Thruway
             Authority, Series 1997 B,
             6.00%, 4/1/07..................     1,090,000
                                              ------------
                                                 4,046,313
                                              ------------
             OKLAHOMA -- 1.9%
  1,000,000  Grand River Dam Authority,
             5.75%, 6/1/08 (Insured by
             FSA)...........................     1,112,500
  1,000,000  Tulsa Industrial Authority,
             University of Tulsa, Series A,
             6.00%, 10/1/16 (Insured by
             MBIA)..........................     1,125,000
                                              ------------
                                                 2,237,500
                                              ------------
             PENNSYLVANIA -- 1.7%
  2,000,000  Pennsylvania State, First
             Series, GO, 5.38%, 5/15/16
             (Insured by FGIC)..............     2,065,000
                                              ------------
             PUERTO RICO -- 0.9%
  1,000,000  Puerto Rico Commonwealth
             Highway & Transportation
             Authority, Highway Revenue,
             Series X, 4.90%, 7/1/01........     1,026,250
                                              ------------
             RHODE ISLAND -- 0.9%
  1,000,000  Convention Center Authority,
             Series B, 5.00%, 5/15/09
             (Insured by MBIA)..............     1,041,250
                                              ------------
             SOUTH CAROLINA -- 1.0%
  1,200,000  Myrtle Beach Water & Sewer
             Revenue, 4.90%, 3/1/02 (Insured
             by MBIA).......................     1,234,500
                                              ------------
             TENNESSEE -- 1.1%
  1,225,000  Tennessee Housing Development
             Agency, Mortgage Finance,
             Series C, (AMT), 5.95%, 7/1/09,
             Callable 7/1/05 @ 102 (Insured
             by MBIA).......................     1,307,688
                                              ------------

 SHARES OR
 PRINCIPAL              SECURITY                 MARKET
  AMOUNT               DESCRIPTION               VALUE
 ---------             -----------               ------
MUNICIPAL BONDS (CONTINUED)
             TEXAS -- 6.0%
$ 1,000,000  Brownsville Utility System,
             6.25%, 9/1/11 (Insured by
             AMBAC).........................  $  1,146,250
  1,000,000  Harris County, Certificates of
             Obligation, 6.00%, 12/15/11....     1,133,750
  2,000,000  Texas City Industrial
             Development Corp., Marine
             Terminal Revenue, Arco Pipeline
             Co. Project, 7.38%, 10/1/20....     2,627,500
  2,000,000  Texas State, Series A, GO,
             5.70%, 10/1/03.................     2,157,500
                                              ------------
                                                 7,065,000
                                              ------------
             UTAH -- 2.6%
  2,175,000  Intermountain Power Agency,
             Utah Power Supply, Series D,
             5.00%, 7/1/23..................     2,096,156
  1,000,000  St. George, Parks &
             Recreational Facilities, GO,
             5.38%, 8/1/21, Callable 8/1/07
             @ 101 (Insured by FGIC)........     1,022,500
                                              ------------
                                                 3,118,656
                                              ------------
             WASHINGTON -- 4.1%
  1,000,000  Douglas County Public Utility
             District No. 001, Electric
             Distribution System, 5.90%,
             1/1/11, Callable 1/1/05 @ 102
             (Insured by MBIA)..............     1,073,750
  2,500,000  Port Seattle Limited, GO,
             (AMT), 5.35%, 5/1/04...........     2,625,000
  1,000,000  Washington State, Motor Vehicle
             Fuel Tax, R-92D, GO, 6.25%,
             9/1/07.........................     1,140,000
                                              ------------
                                                 4,838,750
                                              ------------
             TOTAL MUNICIPAL BONDS..........   115,729,000
                                              ------------
             (Cost $108,371,163)
                              INVESTMENT COMPANIES -- 0.8%
    972,571  Dreyfus Tax Exempt Money
             Market.........................       972,571
                                              ------------
             TOTAL INVESTMENT COMPANIES.....       972,571
                                              ------------
             (Cost $972,571)
TOTAL INVESTMENTS -- 98.6%..................   116,701,571
                      (Cost $109,343,734)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.4%.......................     1,662,588
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $118,364,159
                                              ============

                                   Continued

                                 THE KENT FUNDS

                                    TAX-FREE INCOME FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

---------------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation.................  $7,357,837
       Unrealized depreciation.................           0
                                                 ----------
       Net unrealized appreciation.............  $7,357,837
                                                 ==========

  * Variable rate security. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects next rate change date.

        AMBAC  AMBAC Indemnity Corp.
        AMT    Alternative Minimum Tax Paper
        ETM    Escrowed to Maturity
        FGIC   Financial Guaranty Insurance Corp.
        FSA    Financial Security Assurance
        GO     General Obligation
        LOC    Letter of Credit
        MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL BOND FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS -- 98.6%
            MICHIGAN -- 95.9%
$1,785,000  Allegan Sanitary Sewer System,
            (AMT), 5.45%, 11/1/02...........  $  1,836,319
 2,000,000  Battle Creek Downtown
            Development Authority, Tax
            Increment Revenue, 6.90%,
            5/1/04..........................     2,222,500
 1,000,000  Bay City Electric Utility
            Revenue, 5.15%, 1/1/07 (Insured
            by AMBAC).......................     1,045,000
   745,000  Bay City School District, GO,
            5.50%, 5/1/98...................       749,239
   560,000  Chippewa County Hospital Finance
            Authority, 4.20%, 11/1/98.......       560,235
   290,000  Chippewa County Hospital Finance
            Authority, 4.40%, 11/1/99.......       290,725
   585,000  Chippewa County Hospital Finance
            Authority, 4.40%, 11/1/99.......       586,463
   260,000  Chippewa County Hospital Finance
            Authority, 4.60%, 11/1/00.......       260,975
 1,000,000  Chippewa Valley School District,
            GO, 6.38%, 5/1/05, Prerefunded
            5/1/01 @ 101.5 (Insured by
            FGIC)...........................     1,085,000
 1,445,000  Chippewa Valley School District,
            Series A, GO, 5.60%, 5/1/99.....     1,475,706
 1,700,000  Clintondale Community School
            District, GO, 4.65%, 5/1/03.....     1,725,500
 2,000,000  Dearborn School District, GO,
            6.63%, 5/1/09, Prerefunded
            5/1/00 @ 102 (Insured by
            MBIA)...........................     2,152,500
 1,000,000  Dearborn School District, GO,
            6.38%, 5/1/10, Prerefunded
            5/1/00 @ 102 (Insured by
            MBIA)...........................     1,071,250
 1,075,000  Dearborn Sewage Disposal System,
            7.00%, 4/1/99 (Insured by
            MBIA)...........................     1,113,969
   965,000  Dearborn Sewage Disposal System,
            6.90%, 4/1/02 (Insured by
            MBIA)...........................     1,065,119
 1,000,000  Detroit, GO, 5.00%, 4/1/04......     1,036,250
   750,000  Detroit, GO, 5.05%, 4/1/06......       829,688
 2,800,000  Detroit Sewage Disposal, Series
            A, 4.85%, 7/1/01 (Insured by
            FGIC)...........................     2,866,499
   580,000  Detroit, Distributable State
            Aid, GO, 5.60%, 5/1/00 (Insured
            by AMBAC).......................       599,575
 2,000,000  East China Township School
            District, GO, 6.00%, 5/1/02,
            Callable 5/1/01 @ 102...........     2,117,500
 1,000,000  Eastern Michigan University, GO,
            5.80%, 6/1/01 (Insured by
            AMBAC)..........................     1,052,500
   445,000  Farmington Hills Economic
            Development Corp. Revenue,
            Botsford Continuing Care, Series
            A, 5.10%, 2/15/04 (Insured by
            MBIA)...........................       463,356

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  470,000  Farmington Hills Economic
            Development Corp. Revenue,
            Botsford Continuing Care, Series
            A, 5.20%, 2/15/05 (Insured by
            MBIA)...........................  $    493,500
 1,000,000  Grand Haven Area Public Schools,
            GO, 5.45%, 5/1/04 (Insured by
            MBIA)...........................     1,067,500
 1,250,000  Greater Detroit Resource
            Recovery Authority, Series B,
            5.00%, 12/13/02 (Insured by
            AMBAC)..........................     1,289,063
 1,000,000  Holland Electric Revenue, 6.40%,
            7/1/02, Prerefunded 7/1/99 @
            100.............................     1,035,000
 1,100,000  Holland Electric Revenue, 6.50%,
            7/1/03, Prerefunded 7/1/99 @
            100.............................     1,139,875
   675,000  Hudsonville Public Schools,
            Series B, GO, 4.50%, 5/1/98
            (Insured by FGIC)...............       676,661
 1,250,000  Huron Valley School District,
            GO, 7.10%, 5/1/08, Prerefunded
            5/1/01 @ 102 (Insured by
            FGIC)...........................     1,389,063
 1,810,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 4.95%, 5/15/02
            (Insured by MBIA)...............     1,859,775
 1,000,000  Kalamazoo Hospital Finance
            Authority, Refunding &
            Improvement, Bronson Methodist
            Hospital, 5.25%, 5/15/05
            (Insured by MBIA)...............     1,053,750
 1,295,000  Kenowa Hills Public Schools, GO,
            5.50%, 5/1/05...................     1,388,888
   500,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 5.25%, 1/1/04...       523,125
   505,000  Kent County Airport Facility,
            Kent County International
            Airport, (AMT), 5.30%, 1/1/05...       531,513
 1,150,000  Kent Hospital Finance Authority,
            Butterworth Hospital, 4.90%,
            1/15/05.........................     1,178,750
 2,000,000  Lake Orion Community School
            District, GO, 6.20%, 5/1/04
            (Insured by AMBAC)..............     2,212,500
 3,032,379  Michigan Department of State
            Police Lease, 4.95%, 3/10/02....     3,051,331
 1,020,000  Michigan Municipal Bond
            Authority, Local Government Loan
            Program, Qualified School,
            6.35%, 5/15/01..................     1,092,675
 1,000,000  Michigan Municipal Bond
            Authority, Local Government Loan
            Program, Series B, 6.90%, 5/1/99
            (Insured by FGIC)...............     1,036,250

                                   Continued

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL BOND FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  Michigan Municipal Bond
            Authority, Pooled Projects,
            Series B, 5.10%, 10/1/04........  $  1,050,000
 1,000,000  Michigan Municipal Bond
            Authority, State Revolving Fund,
            5.50%, 10/1/99..................     1,025,000
 2,000,000  Michigan Municipal Bond
            Authority, State Revolving Fund,
            5.50%, 10/1/06..................     2,157,500
 2,000,000  Michigan Public Power Agency,
            Belle River Project, Series A,
            5.30%, 1/1/00...................     2,050,000
   750,000  Michigan Public Power Agency,
            Belle River Project, Series A,
            5.70%, 1/1/03...................       796,875
 1,000,000  Michigan State Building
            Authority, Series II, 6.10%,
            10/1/01.........................     1,071,250
 3,000,000  Michigan State Comprehensive
            Transportation, Series B, 5.63%,
            5/15/03, Callable 7/1/02 @
            102.............................     3,194,999
 1,000,000  Michigan State Hospital Finance
            Authority Revenue, Sisters of
            Mercy Health Corp. Bond 1993,
            Series F, 4.60%, 8/15/02
            (Insured by MBIA)...............     1,015,000
 1,855,000  Michigan State Hospital Finance
            Authority, Bay Medical Center,
            Series A, 5.38%, 7/1/06 (Insured
            by FSA).........................     1,977,894
   750,000  Michigan State Hospital Finance
            Authority, GO, Detroit Medical
            Center Group A, 5.00%, 8/15/04
            (Insured by AMBAC)..............       776,250
 2,000,000  Michigan State Hospital Finance
            Authority, Mclaren Obligated
            Group, Series A, 5.75%,
            10/15/03........................     2,122,500
 1,500,000  Michigan State Hospital Finance
            Authority, Mercy Health
            Services, Series S, 6.00%,
            8/15/06.........................     1,651,875
 1,060,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp., Series J, 7.15%,
            2/15/99.........................     1,097,100
 2,800,000  Michigan State Hospital Finance
            Authority, Sisters of Mercy
            Health Corp., Series J, 7.38%,
            2/15/11, Prerefunded 2/15/01 @
            102.............................     3,118,499
 1,150,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 4.50%, 5/15/01
            (Insured by AMBAC)..............     1,161,500
 1,000,000  Michigan State Hospital Finance
            Authority, St. John Hospital &
            Medical Center, 5.00%, 5/15/05
            (Insured by AMBAC)..............     1,038,750

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$2,680,000  Michigan State Housing
            Development Authority, Rental
            Housing Revenue, Series A,
            (AMT), 5.25%, 10/1/01 (Insured
            by MBIA)........................  $  2,760,399
   415,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Lutheran Social Services
            Project, 4.40%, 9/1/98 (LOC:
            First of America)...............       416,677
   860,000  Michigan State Strategic Fund,
            Industrial Development Revenue,
            Grand Rapids Motel Project,
            (AMT), 5.25%*, 6/1/98 Mandatory
            Put 6/1/98 @ 100 (LOC: Comerica
            Bank)...........................       862,537
 2,000,000  Michigan State Underground
            Storage, Tank Financial
            Assurance Authority, Series I,
            5.00%, 5/1/00 (Insured by
            AMBAC)..........................     2,040,000
 1,270,000  Michigan State Underground
            Storage, Tank Financial
            Assurance Authority, Series I,
            6.00%, 5/1/06 (Insured by
            AMBAC)..........................     1,412,875
 1,000,000  Mount Clemens Community School
            District, GO, 6.60%, 5/1/20,
            Prerefunded 5/1/02 @ 102
            (Insured by MBIA)...............     1,110,000
 1,580,000  Oakland County Economic
            Development Corp. Revenue,
            Boardwalk Shopping Center,
            Limited Obligation Revenue,
            4.75%*, 6/30/98 (LOC: NBD)......     1,585,088
   600,000  Oakland County Economic
            Development Corp., Sugartree
            Shopping Center, 4.75%, 1/1/14,
            Mandatory Put 7/1/98 (LOC:
            NBD)............................       600,444
 1,000,000  Oakland Washtenaw County
            Community College, 6.65%,
            5/1/11, Prerefunded 5/1/02 @
            100.............................     1,110,000
 3,000,000  Okemos Public School District,
            Series I, GO, 6.90%, 5/1/11,
            Prerefunded 5/1/01 @ 102........     3,311,249
 3,200,000  Plymouth-Canton Community School
            District, Series B, GO, 6.80%,
            5/1/17, Prerefunded 5/1/01 @
            101.............................     3,491,999
   735,000  Reeths-Puffer Schools, GO,
            6.75%, 5/1/01 (Insured by
            FGIC)...........................       795,638
   750,000  Reeths-Puffer Schools, GO,
            6.25%, 5/1/02 (Insured by
            FGIC)...........................       811,875
 2,000,000  Rockford Public Schools, GO,
            7.38%, 5/1/19, Prerefunded
            5/1/00 @ 101....................     2,165,000

                                   Continued

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL BOND FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                 MARKET
  AMOUNT              DESCRIPTION                VALUE
---------             -----------                ------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,000,000  South Lyon Community Schools,
            GO, 7.80%, 5/1/14, Prerefunded
            5/1/98 @ 102....................  $  1,032,870
 1,000,000  University of Michigan, Medical
            Service Plan, Series A, 4.25%*,
            1/2/98..........................     1,000,000
 2,035,000  Walled Lake Consolidated School
            District, GO, 4.70%, 5/1/01.....     2,078,244
 2,235,000  Walled Lake Consolidated School
            District, GO, 4.80%, 5/1/02.....     2,296,463
 2,000,000  Walled Lake Consolidated School
            District, Series II, GO, 7.10%,
            5/1/05, Prerefunded 5/1/00 @
            102.............................     2,170,000
   945,000  Warren Consolidated School
            District, GO, 6.00%, 5/1/01.....     1,000,519
 1,025,000  Washtenaw Community College, GO,
            4.70%, 4/1/03 (Insured by
            FGIC)...........................     1,046,781
   550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/98..........................       548,400
   550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/99..........................       547,938
   550,000  Wayne County Downriver System
            Sewer Disposal, GO, 3.75%,
            5/1/00..........................       544,500
 1,750,000  Western Michigan University,
            Series A, 6.50%, 7/15/01,
            Prerefunded 7/15/01 @ 102
            (Insured by AMBAC)..............     1,916,250
 1,000,000  Wyandotte Electric Revenue,
            6.20%, 10/1/03 (Insured by
            MBIA)...........................     1,098,750
 1,150,000  Ypsilanti School District,
            4.50%, 5/01/00 (Insured by
            FGIC)...........................     1,161,500
                                              ------------
                                               111,446,075
                                              ------------
            PUERTO RICO -- 2.7%
 3,000,000  Puerto Rico Commonwealth Highway
            & Transportation Authority,
            Highway Revenue, Series X,
            4.90%, 7/1/01...................     3,078,750
                                              ------------
            TOTAL MUNICIPAL BONDS...........   114,524,825
                                              ------------
            (Cost $111,182,602)

                        SECURITY                 MARKET
  SHARES               DESCRIPTION               VALUE
  ------               -----------               ------
INVESTMENT COMPANIES -- 0.1%
    154,117  Dreyfus Tax Exempt Money
             Market.........................  $    154,117
                                              ------------
             TOTAL INVESTMENT COMPANIES.....       154,117
                                              ------------
             (Cost $154,117)
TOTAL INVESTMENTS -- 98.7%..................   114,678,942
                      (Cost $111,336,719)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.3%.......................     1,469,357
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $116,148,299
                                              ============

---------------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

       Unrealized appreciation.................  $3,342,223
       Unrealized depreciation.................
                                                          0
                                                 ----------
       Net unrealized appreciation.............
                                                 $3,342,223
                                                 ==========

 * Variable rate security. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects next rate change date.

AMBAC  AMBAC Indemnity Corp.
AMT    Alternative Minimum Tax Paper
FGIC   Financial Guaranty Insurance Corp.
FSA    Financial Security Assurance
GO     General Obligation
LOC    Letter of Credit
MBIA   Municipal Bond Insurance Association

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

PRINCIPAL                                      AMORTIZED
  AMOUNT                                          COST
---------                                      ---------
                BANKERS ACCEPTANCES -- $8.1%
$5,000,000  Bank of America, 5.48%,
            3/11/98.........................  $  4,947,483
 4,398,113  Chase Manhattan Corp., 5.52%,
            2/17/98.........................     4,366,417
 5,000,000  Corestates Bank N.A., 5.53%,
            1/30/98.........................     4,977,726
 5,000,000  First Chicago NBD Corp., 5.51%,
            3/2/98..........................     4,954,083
 5,000,000  Mellon Bank N.A., 5.53%,
            1/20/98.........................     4,985,408
 5,000,000  Mellon Bank N.A., 5.51%,
            2/6/98..........................     4,972,450
 4,545,172  SunTrust Bank N.A., 5.70%,
            1/16/98.........................     4,534,377
5,000,000.. SunTrust Bank N.A., 5.57%,
            2/5/98..........................     4,972,924
                                              ------------
            TOTAL BANKERS ACCEPTANCES    ...    38,710,868
                                              ------------
            (Amortized Cost $38,710,868)
             CERTIFICATES OF DEPOSIT -- 3.6%
 3,084,303  First Chicago Corp., 5.35%,
            1/5/98..........................     3,084,172
10,000,000  J. P. Morgan & Co., 5.71%,
            1/6/98..........................     9,999,788
 4,000,000  J. P. Morgan & Co., 5.60%,
            2/5/98..........................     3,999,086
                                              ------------
            TOTAL CERTIFICATES OF DEPOSIT...    17,083,046
                                              ------------
            (Amortized Cost $17,083,046)
COMMERCIAL PAPER -- 42.1%
 7,230,000  ABN Amro North America Finance,
            5.60%, 4/20/98..................     7,107,412
 5,000,000  Amoco Corp., 5.52%, 3/4/98......     4,952,467
 5,000,000  Banque National De Paris Canada,
            5.55%, 1/5/98...................     4,996,917
 4,400,000  Banque National De Paris Canada,
            5.53%, 1/21/98..................     4,386,482
 5,000,000  Cargill, Inc., 5.62%, 1/21/98...     4,984,389
 5,000,000  Daimler-Benz N.A. Corp., 5.72%,
            1/23/98.........................     4,982,522
 5,000,000  Daimler-Benz N.A. Corp., 5.52%,
            2/12/98.........................     4,967,800
 5,000,000  Daimler-Benz N.A. Corp., 5.54%,
            2/17/98.........................     4,963,836
 5,000,000  Daimler-Benz N.A. Corp., 5.53%,
            2/27/98.........................     4,956,221
 4,000,000  Daimler-Benz N.A. Corp., 5.65%,
            3/26/98.........................     3,947,267
 5,000,000  Dresdner US Finance, Inc.,
            5.74%, 1/5/98...................     4,996,811
 5,000,000  Dresdner US Finance, Inc.,
            5.60%, 1/5/98...................     4,996,889
 5,300,000  E.I. du Pont de Nemours & Co.,
            5.53%, 4/20/98..................     5,211,259
 5,000,000  E.I. du Pont de Nemours & Co.,
            5.53%, 6/4/98...................     4,881,719
 5,000,000  Ford Motor Credit Co., 5.49%,
            1/9/98..........................     4,993,900
 5,000,000  Ford Motor Credit Co., 5.51%,
            1/26/98.........................     4,980,868
 5,000,000  Gannett Co., Inc., 5.55%,
            1/7/98..........................     4,995,375
 5,000,000  General Electric Capital Corp.,
            5.59%, 1/12/98..................     4,991,460

PRINCIPAL                                      AMORTIZED
  AMOUNT                                          COST
---------                                      ---------
COMMERCIAL PAPER (CONTINUED)
$5,000,000  General Electric Capital Corp.,
            5.68%, 2/11/98..................  $  4,967,656
 5,000,000  General Electric Capital Corp.,
            5.72%, 3/16/98..................     4,941,211
 5,000,000  General Electric Capital Corp.,
            5.50%, 6/15/98..................     4,873,958
 5,000,000  General Motors Acceptance Corp.,
            5.57%, 1/12/98..................     4,991,490
 5,000,000  General Motors Acceptance Corp.,
            5.74%, 4/15/98..................     4,917,089
 5,000,000  General Motors Acceptance Corp.,
            5.60%, 4/20/98..................     4,915,222
 4,000,000  GTE Corp., 5.98%, 1/8/98........     3,995,349
 5,000,000  GTE Corp., 6.20%, 1/16/98.......     4,987,083
 5,000,000  HJ Heinz Co., 5.70%, 1/6/98.....     4,996,042
 5,000,000  HJ Heinz Co., 5.75%, 2/17/98....     4,962,465
 5,000,000  Michigan Consolidated Gas Co.,
            5.58%, 1/20/98..................     4,985,275
 5,000,000  Michigan Consolidated Gas Co.,
            5.58%, 2/3/98...................     4,974,425
 5,000,000  Michigan Consolidated Gas Co.,
            5.68%, 2/17/98..................     4,962,922
 5,000,000  Michigan Consolidated Gas Co.,
            5.56%, 2/27/98..................     4,955,983
 5,000,000  National Australia Bank, Ltd.,
            5.55%, 1/9/98...................     4,993,833
 5,000,000  Schering-Plough Corp., 5.70%,
            3/17/98.........................     4,940,625
 6,900,000  Sony Capital Corp., 5.75%,
            1/7/98(c).......................     6,893,388
 5,500,000  Sony Capital Corp., 5.95%,
            2/24/98(c)......................     5,450,913
 5,000,000  Southern New England
            Telecommunications, 5.87%,
            1/20/98.........................     4,984,510
 5,000,000  Toyota Motor Credit Corp.,
            5.75%, 2/20/98..................     4,960,069
 5,000,000  Toyota Motor Credit Corp.,
            5.70%, 2/27/98..................     4,954,875
 5,000,000  Toyota Motor Credit Corp.,
            5.71%, 3/26/98..................     4,933,383
                                              ------------
            TOTAL COMMERCIAL PAPER       ...   200,831,360
                                              ------------
            (Amortized Cost $200,831,360)
DEMAND NOTES -- 19.4%
 6,000,000  American Healthcare Funding
            L.L.C., 5.80%*, 1/8/98 (LOC:
            LaSalle National Bank)..........     6,000,000
 4,000,000  American Mfg. Co., Inc., Series
            1997, 5.95%*, 1/8/98 (LOC:
            Mellon Bank)....................     4,000,000
 7,500,000  Arboretum Properties, L.L.C.,
            6.08%*, 1/7/98 (LOC: Michigan
            National Bank)..................     7,500,000
 2,500,000  Buckeye Corrugated, Inc.,
            6.08%*, 1/7/98 (LOC: Keybank)...     2,500,000

                                   Continued

                                 THE KENT FUNDS

                                    MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL                                      AMORTIZED
  AMOUNT                                          COST
---------                                      ---------
DEMAND NOTES (CONTINUED)
$5,915,000  FC Bellevue, Inc., 6.10%*,
            1/8/98 (LOC: National City Bank
            Cleveland, Ohio)................  $  5,915,000
 5,000,000  First Metro Title Co., 6.08%*,
            1/8/98 (LOC: Michigan National
            Bank)...........................     5,000,000
 4,790,000  Harry W. Albright, Jr.,
            6.10%*,1/8/98...................     4,790,000
 3,500,000  HWP Co., Ltd. Project, 6.10%*,
            1/8/98 (LOC: National City Bank
            Cleveland, Ohio)................     3,500,000
 4,730,000  Labelle Capital Funding L.L.C.,
            6.10%*, 1/8/98 (LOC: First of
            America Bank-Michigan)..........     4,730,000
 4,000,000  Macroe Properties, Inc., 6.10%*,
            1/8/98 (LOC: Huntington Bank)...     4,000,000
 8,700,000  Ordeal Properties L.L.C.,
            6.08%*, 1/7/98 (LOC: Keybank)...     8,700,000
 2,500,000  Patt's Enterprises L.L.C.,
            6.10%*, 1/8/98 (LOC: Huntington
            National Bank)..................     2,500,000
 5,000,000  PRA at Glenwood Hills Corporate,
            Centre Limited Liability Co.,
            6.05%*, 1/8/98 (LOC: First of
            America Bank-Michigan)..........     5,000,000
 8,530,000  PRD Finance L.L.C., 6.05%*,
            1/8/98 (LOC: First of America
            Bank-Michigan)..................     8,530,000
 3,000,000  Royal Town Center L.L.C.
            Project, 6.10%*, 1/8/98 (LOC:
            Comerica Bank)..................     3,000,000
 2,685,000  Rumpf Development Ltd., 6.08%*,
            1/7/98 (LOC: Keybank)...........     2,685,000
 5,000,000  Sheperd Capital L.L.C., 6.10%*,
            1/8/98 (LOC: Comerica Bank).....     5,000,000
 2,000,000  South Bend MAC, L.P., 6.10%*,
            1/7/98 (LOC: LaSalle National
            Bank)...........................     2,000,000
 1,075,000  The Economic Development Corp.
            of the County of Marquette,
            Pioneer Laboratories, Inc.
            Project, 6.10%*, 1/8/98 (LOC:
            NBD Bank).......................     1,075,000
 5,645,000  Zeigler Realty, L.L.C, 6.10%*,
            1/2/98 (LOC: First of America
            Bank-Michigan)..................     5,645,000
                                              ------------
            TOTAL DEMAND NOTES           ...    92,070,000
                                              ------------
            (Amortized Cost $92,070,000)
EURO CERTIFICATES OF DEPOSIT -- 3.2%
 5,000,000  Bayerische Landesbank, 5.77%,
            2/27/98.........................     4,999,729
 5,000,000  Rabobank Nederland, 5.58%,
            1/12/98.........................     4,999,970
 5,000,000  Societe Generale, 5.71%,
            4/3/98..........................     4,999,355
                                              ------------
            TOTAL EURO CERTIFICATES OF
            DEPOSIT ........................    14,999,054
                                              ------------
            (Amortized Cost $14,999,054)

PRINCIPAL                                      AMORTIZED
  AMOUNT                                          COST
---------                                      ---------
FUNDING AGREEMENTS -- $3.2%
$5,000,000  Allstate Financial Corp.,
            5.84%*, 1/2/98 (b)..............  $  5,000,000
 5,000,000  Allstate Financial Corp.,
            5.84%*, 1/2/98 (b)..............     5,000,000
 5,000,000  General American Life Insurance
            Co., 5.89%*, 1/2/98 (b).........     5,000,000
                                              ------------
            TOTAL FUNDING AGREEMENTS     ...    15,000,000
                                              ------------
            (Amortized Cost $15,000,000)
           MUNICIPAL BOND -- TAXABLE -- 1.1%
 5,200,000  City of Cloquet, Minnesota
            Taxable Industrial Bond, Series
            1996B, 5.80%*, 1/7/98 (LOC:
            Credit Suisse)..................     5,200,000
                                              ------------
            TOTAL MUNICIPAL
            BOND -- TAXABLE ................     5,200,000
                                              ------------
            (Amortized Cost $5,200,000)
YANKEE CERTIFICATES OF DEPOSIT -- 17.9%
 5,000,000  ABN Amro Bank, 5.83%, 1/9/98....     4,999,956
 5,000,000  ABN Amro Bank, 5.70%, 3/2/98....     4,999,993
 5,000,000  ABN Amro Bank, 5.82%, 7/17/98...     4,999,683
 5,000,000  Bank of Nova Scotia, 5.75%,
            2/12/98.........................     5,000,000
 5,000,000  Bankers Trust Co., 5.90%,
            8/10/98.........................     4,998,553
 5,000,000  Banque National De Paris, 5.78%,
            2/4/98..........................     4,999,197
 5,000,000  Banque National De Paris, 5.73%,
            3/9/98..........................     5,000,090
 5,000,000  Banque National De Paris, 5.96%,
            6/30/98.........................     5,001,738
 5,000,000  Barclays Bank PLC, 5.87%,
            3/9/98..........................     4,999,870
 5,000,000  Barclays Bank PLC, 5.93%,
            6/24/98.........................     5,001,370
 5,000,000  Canadian Imperial Bank of
            Commerce, 5.82%, 2/27/98........     4,998,082
 5,000,000  Commerzebank Group, 5.81%,
            3/4/98..........................     4,999,520
 5,000,000  National Westminster Bank,
            5.86%, 3/10/98..................     5,000,181
 5,000,000  Societe Generale, 5.81%,
            3/16/98.........................     5,000,092
 5,000,000  Societe Generale, 5.69%,
            3/19/98.........................     4,999,708
 5,000,000  Swiss Bank Corp., 5.75%,
            2/12/98.........................     5,000,058
 5,000,000  Swiss Bank Corp., 6.05%,
            5/22/98.........................     5,004,346
                                              ------------
            TOTAL YANKEE CERTIFICATES OF
            DEPOSIT                             85,002,437
                                              ------------
            (Amortized Cost $85,002,437)

                                   Continued

                                 THE KENT FUNDS

                                    MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

                                               AMORTIZED
  SHARES                                          COST
  ------                                       ---------
INVESTMENT COMPANIES -- 1.1%
 5,230,364  Dreyfus Cash Management Money
            Market..........................    $5,230,364
                                              ------------
            TOTAL INVESTMENT COMPANIES   ...     5,230,364
                                              ------------
            (Amortized Cost $5,230,364)
TOTAL INVESTMENTS -- 99.7%               ...   474,127,129
(Amortized Cost $474,127,129) (a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.3%   ....................     1,430,086
                                              ------------
TOTAL NET ASSETS -- 100.0%              ....  $475,557,215
                                              ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.

(b) Illiquid security.

(c) Section 4(2) Commercial Paper.
    Security is subject to contractual or legal restrictions on its resale and is deemed liquid by guidelines established by the Board of Trustees.

* Variable rate security. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects next rate change date.

LOC Letter of Credit

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS -- 91.9%
            MICHIGAN -- 85.8%
$  605,000  Bay City Electric Revenue,
            5.00%, 1/1/98 (Insured by
            AMBAC)..........................  $    605,000
   440,000  Calhoun County, GO, 3.95%,
            7/1/98 (Insured by AMBAC).......       440,000
   675,000  Clinton Township Economic
            Development Corp., Pointe
            Village Square, 4.00%, 2/1/98**
            (LOC: First of America).........       675,000
 1,200,000  Dearborn Economic Development,
            Oakbrook Community, 3.70%*,
            1/7/98 (LOC: Mellon Bank).......     1,200,000
 1,100,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series C,
            5.10%*, 2/17/98 (LOC: Bank of
            Nova Scotia)....................     1,100,000
 2,840,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., 3.75%,
            1/22/98 (LOC: Union Bank of
            Switzerland)....................     2,840,000
 1,000,000  Detroit City School District,
            State Aid, 4.50%, 5/1/98........     1,001,912
 1,000,000  Detroit Water Revenue, 7.88%,
            7/1/19, Prerefunded 7/1/98 @
            102.............................     1,039,305
   680,000  Ecorse Public School District,
            3.90%, 5/1/98 (Insured by
            FGIC)...........................       680,000
   390,000  Farmington Hills Michigan
            Education, Marketing Displays,
            3.80%, 3/2/98** (LOC: Comerica
            Bank)...........................       390,000
 1,780,000  Genesse County Economic
            Development Corp., Grand Blanc
            Convention Center, 3.85%,
            5/1/98** (LOC: Citizens Banking
            Corp.)..........................     1,780,000
 2,500,000  Grand Rapids Water Supply,
            7.88%, 1/1/18, Prerefunded
            1/1/98 @ 102....................     2,550,000
 2,225,000  Leelanau County Economic
            Development Corp., American
            Mutual Insurance Co., 3.85%,
            6/15/98 (LOC: First of
            America)........................     2,225,000
   445,000  Livonia County Economic
            Development Corp., American
            Community Mutual Insurance Co.,
            3.85%, 5/15/98 ** (LOC: First of
            America)........................       445,000
 1,300,000  Marquette County Economic
            Development Corp., Pioneer Labs,
            Inc., (AMT), 4.15%*, 1/7/98,
            (LOC: NBD)......................     1,300,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$1,800,000  Meridian, Hannah Technology,
            4.05%*, 1/15/98 (LOC: Comerica
            Bank)...........................  $  1,800,000
 1,000,000  Michigan Municipal Bond
            Authority, 6.80%, 5/1/98
            (Insured by FGIC)...............     1,009,253
 5,570,000  Michigan Municipal Bond
            Authority, 4.75%, 5/1/98........     5,583,206
 2,500,000  Michigan Municipal Bond
            Authority, 4.50%, 7/2/98........     2,508,407
 1,670,000  Michigan Municipal Bond
            Authority, Revenue Note, Series
            1997C, 4.50%, 9/18/98...........     1,676,870
 3,000,000  Michigan State, 4.50%,
            9/30/98.........................     3,015,803
 9,000,000  Michigan State Building
            Authority, 3.75%, 3/2/98 (LOC:
            CIBC)...........................     8,999,999
 1,150,000  Michigan State Building
            Authority, 3.70%, 4/1/98........     1,150,000
 1,000,000  Michigan State Building
            Authority, 4.50%, 10/1/98.......     1,004,348
 2,045,000  Michigan State Building
            Authority, 4.50%, 10/15/98......     2,055,590
   595,000  Michigan State Hospital Finance
            Authority Revenue, Mercy Health
            Services, 5.00%, 8/15/98........       598,756
 3,450,000  Michigan State Housing
            Development Authority,
            Multifamily, Series A, 3.80%,
            1/28/98 (LOC: Credit Suisse)....     3,450,000
 1,000,000  Michigan State Housing
            Development Authority,
            Multifamily, Series A, 3.80%,
            2/24/98 (LOC: Credit Suisse)....     1,000,000
 3,600,000  Michigan State Housing
            Development Authority,
            Multifamily, Series A, 3.75%,
            2/24/98 (LOC: Credit Suisse)....     3,600,000
 3,300,000  Michigan State Job Development
            Authority, BASF Wyandotte,
            4.00%*, 1/7/98 (LOC: Credit
            Suisse).........................     3,300,000
   415,000  Michigan State Strategic Fund,
            3.90%, 3/1/98 (LOC: Michigan
            National Bank)..................       415,000
 4,000,000  Michigan State Strategic Fund,
            John A. Brewer, (AMT), 4.20%*,
            1/7/98 (LOC: NBD)...............     4,000,000
 3,100,000  Michigan State Strategic Fund,
            Rochester Gear Project, (AMT),
            3.95%*, 1/7/98 (LOC: Comerica
            Bank)...........................     3,100,000
 5,100,000  Michigan State Strategic Fund,
            Dow Chemical Co. Project, (AMT),
            5.00%*, 1/2/98..................     5,100,000

                                   Continued

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$3,000,000  Michigan State Strategic Fund,
            Van Andel Research Project,
            4.15%*, 1/9/98 (LOC: Michigan
            National Bank)..................  $  3,000,000
 2,510,000  Michigan State Strategic Fund,
            Atmosphere Annealing, (AMT),
            4.15%*, 1/8/98 (LOC: First of
            America)........................     2,510,000
 1,160,000  Michigan State Strategic Fund,
            B.K. Hardwoods, (AMT), 4.35%*,
            1/2/98, (LOC: Huntington Bank)..     1,160,000
 4,500,000  Michigan State Strategic Fund,
            Banks Hardwoods, Inc., (AMT),
            4.25%*, 1/8/98 (LOC: Bank One)..     4,500,000
 1,000,000  Michigan State Strategic Fund,
            C-Tec Inc. Project, (AMT),
            4.30%*, 1/7/98 (LOC: SunTrust
            Bank)...........................     1,000,000
 2,500,000  Michigan State Strategic Fund,
            Delta Containers, Inc. Project,
            (AMT), 4.10%*, 1/7/98 (LOC:
            NBD)............................     2,500,000
 2,500,000  Michigan State Strategic Fund,
            Donnelly Corp., Series B, (AMT),
            4.00%, 4/1/98** (LOC: Dresdner
            Bank)...........................     2,500,000
 1,275,000  Michigan State Strategic Fund,
            Environmental Powder Co., (AMT),
            4.35%*, 1/8/98 (LOC: Michigan
            National Bank)..................     1,275,000
 1,500,000  Michigan State Strategic Fund,
            Gollin Block & Supply Co.,
            (AMT), 4.15%*, 1/7/98 (LOC:
            Northern Trust).................     1,499,985
 2,000,000  Michigan State Strategic Fund,
            I.V.C. Industrial Coatings,
            Inc., (AMT), 4.25%*, 1/8/98
            (LOC: Bank One).................     2,000,000
 1,700,000  Michigan State Strategic Fund,
            Industrial Development, Kinder
            Care, (AMT), 3.90%*, 1/7/98
            (LOC: Toronto Dominion).........     1,700,000
   205,000  Michigan State Strategic Fund,
            Kazoo, Inc. Project, (AMT),
            3.90%, 3/15/98 (LOC: First of
            America)........................       205,000
 3,155,000  Michigan State Strategic Fund,
            Kerkstra Precast Project, (AMT),
            4.35%*, 1/8/98 (LOC: Huntington
            Bank)...........................     3,155,000
   630,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Tawas Bay Associates Project,
            (AMT), 3.85%, 6/1/98 (LOC: First
            of America).....................       630,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$2,750,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Advanced Tooling, (AMT), 4.10%*,
            1/2/98 (LOC: Huntington Bank)...  $  2,750,000
 2,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Cincinnati Milacron, (AMT),
            4.40%*, 1/2/98 (LOC: PNC Bank)..     2,500,000
 1,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Dickinson Press, Inc. Project,
            (AMT), 4.35%*, 1/2/98 (LOC:
            Huntington Bank)................     1,000,000
 2,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Donnelly Corp., (AMT), 4.20%*,
            1/2/98 (LOC: Dresdner Bank).....     2,500,000
 2,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Eclipse Mold, (AMT), 4.10%*,
            1/7/98 (LOC: NBD)...............     2,000,000
 4,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, H.P.
            Pelzer, Inc. Project, (AMT),
            4.20%*, 1/2/98 (LOC: NBD).......     4,000,000
 4,800,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, JB
            Labs, Inc., Michigan HDA Rental
            Revenue, Series C, (AMT),
            4.35%*, 1/2/98 (LOC: Credit
            Suisse).........................     4,800,000
 5,500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Karona, Inc., (AMT), 4.35%*,
            1/2/98 (LOC: First of
            America)........................     5,498,114
 2,430,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Kay
            Screen Printing, (AMT), 4.15%*,
            1/2/98 (LOC: Comerica Bank).....     2,430,000
   365,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Kay
            Screen Printing, (AMT), 4.15%*,
            1/8/98 (LOC: Comerica Bank).....       365,000
 3,025,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Midbrook Products, Inc. Project,
            (AMT), 4.35%*, 1/7/98 (LOC:
            Comerica Bank)..................     3,025,000
   715,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Patten Monument, (AMT), 4.35%*,
            1/2/98 (LOC: Huntington Bank)...       715,000
 1,800,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Pilot Industries, (AMT), 4.25%*,
            1/8/98 (LOC: NBD)...............     1,800,000

                                   Continued

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$  980,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            Stephenson Land, (AMT), 4.35%*,
            1/2/98 (LOC: Comerica Bank).....  $    980,000
   500,000  Michigan State Strategic Fund,
            Limited Obligation Revenue, Tom
            Miller, Inc., (AMT), 4.30%*,
            1/2/98 (LOC: First Union).......       500,000
 4,595,000  Michigan State Strategic Fund,
            Limited Obligation Revenue,
            United Fixtures, (AMT), 4.15%*,
            1/2/98 (LOC: LaSalle National
            Bank)...........................     4,595,000
 1,000,000  Michigan State Strategic Fund,
            Limited Obligation Revenue.
            Autocam Corp., (AMT), 4.10%*,
            1/8/98 (LOC: Comerica Bank).....     1,000,000
   905,000  Michigan State Strategic Fund,
            Molmec, Inc. (AMT), 4.35%*,
            1/2/98 (LOC: Comerica Bank).....       905,000
 1,000,000  Michigan State Strategic Fund,
            NSF International Project,
            Series 1997B, 4.15%*, 1/7/98
            (LOC: First of America).........     1,000,000
 1,750,000  Michigan State Strategic Fund,
            Omni Technical Services, Inc.,
            (AMT), 4.35%*, 1/8/98 (LOC:
            First of America)...............     1,750,000
 2,865,000  Michigan State Strategic Fund,
            Ort Tool & Die Corp., (AMT),
            4.35%*, 1/8/98 (LOC: National
            City Bank)......................     2,865,000
   945,000  Michigan State Strategic Fund,
            Plascore, Inc., 4.35%*, 1/2/98,
            (LOC: Huntington Bank)..........       945,000
 5,000,000  Michigan State Strategic Fund,
            Solid Waste Disposal, Grayling
            Generating Project, (AMT),
            3.75%*, 1/7/98 (LOC: Barclays
            Bank)...........................     5,000,000
 2,200,000  Michigan State Strategic Fund,
            Sunrise Windows Ltd. Project,
            4.04%*, 1/7/98 (LOC: Keybank)...     2,200,000
 2,800,000  Michigan State Strategic Fund,
            Unidet Waste System, (AMT),
            3.80%*, 2/4/98, (LOC: Bank of
            America)........................     2,800,000
 1,400,000  Michigan State Strategic Fund,
            Waltec American Forgings, (AMT),
            4.20%*, 1/7/98 (LOC: NBD).......     1,400,000
 1,075,000  Michigan State Strategic Fund,
            Wright -- Technology, Inc.,
            Series 1997, 4.35%*, 1/8/98
            (LOC: First of America).........     1,075,000

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            MICHIGAN (CONTINUED)
$4,000,000  Midland County Economic
            Development Corp., Limited
            Obligation Revenue, Dow Chemical
            Project, Series A, (AMT), Series
            A, 5.10%*, 1/8/98...............  $  4,000,000
 3,000,000  Oakland County Economic
            Development Corp., Cranbrook
            Community, 4.15%*, 1/8/98 (LOC:
            SPA Comerica)...................     3,000,000
   675,000  Oakland County Economic
            Development Corp., Orchard Maple
            Project, 3.70%, 5/15/98** (LOC:
            First of America)...............       675,000
   310,000  Rochester Hills Economic
            Development Corp., BRG Assoc.,
            4.00%, 6/1/98** (LOC: Comerica
            Bank)...........................       310,000
   825,000  Saginaw Township School
            Refunding, QSBLF, 3.90%,
            12/1/98.........................       825,000
   955,000  St. Clair Shores, Michigan
            Education, Borman's, Inc.
            Project, 3.85%*, 4/15/98 (LOC:
            Huntington Bank)................       955,000
 1,800,000  University of Michigan Hospital
            Revenue, Series A, 5.10%*,
            1/2/98..........................     1,800,000
 4,200,000  University of Michigan Hospital
            Revenue, Series A, 5.10%*,
            1/2/98..........................     4,200,000
 1,205,000  Warren Economic Development
            Corp. (Cross Country Inn),
            3.75%, 6/1/98 (LOC: Huntington
            Bank)...........................     1,205,000
 1,855,000  Warren Economic Development
            Corp., CMX Corp. Project, 3.90%,
            3/15/98 (LOC: First of
            America)........................     1,855,000
   550,000  Warren Economic Development
            Corp., Limited Obligation
            Revenue, Elias Brothers, 4.00%,
            6/1/98 (LOC: Comerica Bank).....       550,000
 1,000,000  Waterford Township School
            District, QSBLF, 4.30%,
            6/1/98..........................     1,002,203
   910,000  Wayne County Airport, Detroit
            Airport, Series A, (AMT),
            3.75%*, 1/7/98 (LOC: Baerische
            Landesbank).....................       910,000
                                              ------------
                                               180,958,751
                                              ------------
            PUERTO RICO -- 6.1%
 2,500,000  Commonwealth of Puerto Rico, Tax
            & Revenue Anticipation Notes,
            Series A,, 4.50%, 7/30/98.......     2,510,585
 3,000,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Abbott Labs Project, 3.75%,
            3/2/98..........................     3,000,000

                                   Continued

                                 THE KENT FUNDS

                                    MICHIGAN MUNICIPAL MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
MUNICIPAL BONDS (CONTINUED)
            PUERTO RICO (CONTINUED)
$2,750,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Reynolds Metals, 3.80%, 9/1/98**
            (LOC: ABN/Amro).................  $  2,750,000
 4,200,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            4.00%, 12/1/98..................     4,200,000
   500,000  Puerto Rico Industrial Medical &
            Environmental Pollution Control,
            Facilities Financing Authority,
            Reynolds Metals, 3.80%*,
            9/1/98** (LOC: ABN/Amro)........       500,321
                                              ------------
                                                12,960,906
                                              ------------
            TOTAL MUNICIPAL BONDS...........   193,919,657
                                              ------------
            (Amortized Cost $193,919,657)
TAX FREE COMMERCIAL PAPER -- 7.5%
            MICHIGAN -- 7.5%
 1,100,000  Cornell Township Economic
            Development Corp., Industrial
            Development Revenue, Mead
            Escanaba Paper Co., 3.65%,
            2/26/98 (LOC: Credit Suisse)....     1,100,000
 1,000,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., 3.70%,
            1/22/98 (LOC: Union Bank of
            Switzerland)....................     1,000,000
 2,700,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            3.75%, 1/27/98 (LOC: Morgan
            Guaranty).......................     2,700,000
 1,500,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            3.70%, 2/2/98 (LOC: Morgan
            Guaranty).......................     1,500,000

SHARES OR
PRINCIPAL               SECURITY               AMORTIZED
  AMOUNT              DESCRIPTION                 COST
---------             -----------              ---------
TAX FREE COMMERCIAL PAPER (CONTINUED)
MICHIGAN (CONTINUED)
$1,500,000  Delta County Economic
            Development Corp., Environmental
            Improvement Revenue, Mead
            Escanaba Paper Co., Series A,
            3.75%, 2/2/98 (LOC: Morgan
            Guaranty).......................  $  1,500,000
 9,000,000  Michigan State Underground Tank
            Storage, 3.75%, 2/5/98 (LOC:
            CIBC)...........................     9,000,000
                                              ------------
            TOTAL TAX FREE COMMERCIAL
            PAPER...........................    16,800,000
                                              ------------
            (Amortized Cost $16,800,000)
INVESTMENT COMPANIES -- 0.2%
    50,956  Dreyfus Tax Exempt Money
            Market..........................        50,956
   455,877  Federated Tax Exempt Money
            Market..........................       455,877
                                              ------------
            TOTAL INVESTMENT COMPANIES......       506,833
                                              ------------
            (Amortized Cost $506,833)
TOTAL INVESTMENTS -- 99.6%..................   211,226,490
(Amortized Cost $211,226,490)(a)
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%.......................       744,703
                                              ------------
TOTAL NET ASSETS -- 100.0%                    $211,971,193
                                              ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.

 * Variable rate security. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects next rate change date.

** Putable security. Maturity date reflects next put date.

AMBAC  AMBAC Indemnity Corp.
AMT     Alternative Minimum Tax Paper
FGIC     Financial Guaranty Insurance Corp.
GO      General Obligation
LOC     Letter of Credit
QSBLF   Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

                      THE KENT FUND
                                    GOVERNMENT MONEY MARKET FUND
                                    PORTFOLIO OF INVESTMENTS
                                    DECEMBER 31, 1997

PRINCIPAL               SECURITY                AMORTIZED
  AMOUNT               DESCRIPTION                COST
---------              -----------              ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 98.9%
            FEDERAL FARM CREDIT BANK -- 12.6%
$5,000,000  5.65%, 2/2/98....................  $ 5,000,000
 5,000,000  5.52%, 3/18/98...................    4,941,733
 2,000,000  5.54%, 4/27/98...................    1,964,298
                                               -----------
                                                11,906,031
                                               -----------
            FEDERAL HOME LOAN BANK -- 24.8%
 3,000,000  5.36%, 1/2/98....................    2,999,553
 1,300,000  5.50%, 1/9/98....................    1,298,411
 1,008,000  5.62%, 1/20/98...................    1,005,010
 5,000,000  5.59%, 1/21/98...................    4,984,472
 1,602,000  5.50%, 1/27/98...................    1,595,637
 6,700,000  5.43%, 1/30/98...................    6,670,672
 5,000,000  5.43%, 3/18/98...................    4,942,683
                                               -----------
                                                23,496,438
                                               -----------
            FEDERAL HOME LOAN MORTGAGE CORP -- 35.8%
 5,000,000  5.47%, 1/7/97....................    4,995,442
 5,000,000  5.60%, 1/9/98....................    4,993,783
 3,990,000  5.63%, 1/14/98...................    3,981,878
 4,000,000  5.69%, 1/22/98...................    3,986,723
 6,000,000  5.55%, 1/23/98...................    5,979,486
 5,000,000  5.65%, 3/6/98....................    4,949,778
 1,000,000  5.42%, 3/26/98...................      987,353
 4,000,000  5.69%, 8/21/98...................    3,997,535
                                               -----------
                                                33,871,978
                                               -----------
            FEDERAL NATIONAL MORTGAGE ASSOC. -- 25.7%
 3,000,000  5.43%, 1/9/98....................    2,996,380
 2,000,000  5.49%, 1/21/98...................    1,993,900
 2,125,000  5.63%, 2/2/98....................    2,114,366
 2,000,000  5.47%, 2/5/98....................    1,989,364
 2,000,000  5.58%, 3/5/98....................    1,980,470
 2,360,000  5.42%, 3/23/98...................    2,331,220
 5,000,000  5.79%, 3/25/98...................    5,000,914

 SHARES OR
 PRINCIPAL              SECURITY               AMORTIZED
  AMOUNT               DESCRIPTION                COST
 ---------             -----------             ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS   (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOC. (CONTINUED)
$ 1,985,000  5.42%, 3/30/98.................  $  1,958,701
  4,000,000  5.91%*, 1/6/98.................     4,000,000
                                              ------------
                                                24,365,315
                                              ------------
             TOTAL U.S. GOVERNMENT AGENCY
             OBLIGATIONS....................    93,639,762
                                              ------------
             (Amortized Cost $93,639,762)
INVESTMENT COMPANIES -- 1.3%
    705,378  Dreyfus Cash Management Money
             Market.........................       705,378
    498,216  Federated Government
             Obligations Money Market.......       498,216
                                              ------------
             TOTAL INVESTMENT COMPANIES.....     1,203,594
                                              ------------
             (Amortized Cost $1,203,594)
TOTAL INVESTMENTS -- 100.2%.................    94,843,356
(Amortized Cost $94,843,356)(a)
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.2)%............................      (216,895)
                                              ------------
TOTAL NET ASSETS -- 100.0%..................  $ 94,626,461
                                              ============

---------------

(a) Cost for federal income tax and financial reporting purposes is the same.
* Variable rate security. Rate presented represents rate in effect at December 31, 1997. Maturity date reflects next rate change date.

                       See Notes to Financial Statements.

                                 THE KENT FUNDS

                                    STATEMENTS OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1997

                                                              GROWTH AND    SMALL COMPANY   INTERNATIONAL      INDEX
                                                             INCOME FUND     GROWTH FUND     GROWTH FUND    EQUITY FUND
                                                             ------------   -------------   -------------   ------------
ASSETS:
  Investments:
    Investments at cost....................................  $622,545,953   $554,217,563    $431,328,252    $434,589,423
    Net unrealized appreciation (depreciation).............   109,847,171    187,800,124      67,214,952     182,553,075
                                                             ------------   ------------    ------------    ------------
    Total investments at value.............................   732,393,124    742,017,687     498,543,204     617,142,498
  Foreign currency at value (cost $334,607)................            --             --         333,053              --
  Receivable for investments sold..........................    12,588,542     10,378,556       2,734,447         394,786
  Receivable for capital shares issued.....................       171,358         42,646           1,000         149,471
  Interest and dividends receivable........................     1,260,449        630,273         673,254         833,927
  Tax reclaim receivable...................................            --             --         422,188              --
  Net receivable for open foreign currency contracts.......            --             --          24,250              --
  Net receivable for variation margin on futures
    contracts..............................................            --             --              --             430
  Prepaid expenses.........................................           242            176           1,631             131
                                                             ------------   ------------    ------------    ------------
    Total Assets...........................................   746,413,715    753,069,338     502,733,027     618,521,243
                                                             ------------   ------------    ------------    ------------
LIABILITIES:
  Payable for investments purchased........................    12,970,762     10,103,824         133,042         259,042
  Payable for capital shares redeemed......................        10,519             --             811           9,152
  Withholding taxes payable................................            --             --          64,382              --
  Net payable for variation margin on futures contracts....         2,890         26,448              --              --
  Cash overdraft...........................................            --         40,107              --              --
  Payable to adviser.......................................        27,928         28,137          20,531           8,391
  Payable to administrator.................................         7,254          7,308           4,977           4,089
  Payable to transfer agent................................        13,515         12,453           9,439           1,223
  Payable to distributor (Investment Shares)...............         7,182          4,636           2,057           5,684
  Payable to custodian.....................................         1,986          9,589          77,910          13,889
  Payable to auditor.......................................        14,877         14,688           9,206          11,549
  Payable to legal counsel.................................         4,937          4,962           2,989           3,616
  Registration & filing fees payable.......................        12,286          5,574           6,752          21,818
  Printing fees payable....................................        11,802         13,173           8,735           9,659
  Accrued expenses and other liabilities...................        12,143         16,751          13,487           9,605
                                                             ------------   ------------    ------------    ------------
    Total Liabilities......................................    13,098,081     10,287,650         354,318         357,717
                                                             ------------   ------------    ------------    ------------
NET ASSETS.................................................  $733,315,634   $742,781,688    $502,378,709    $618,163,526
                                                             ============   ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital..........................................  $567,102,155   $516,979,693    $437,400,010    $436,155,073
  Accumulated undistributed (distributions in excess of)
    net investment income..................................        50,009         (6,180)     (2,157,265)         (4,723)
  Accumulated undistributed net realized gains (losses) on
    investments, foreign currency and futures contracts
    sold...................................................    56,041,229     37,737,966         (58,580)       (666,108)
  Net unrealized appreciation (depreciation) of
    investments, foreign currency, forward foreign currency
    exchange contracts and futures contracts...............   110,122,241    188,070,209      67,194,544     182,679,284
                                                             ------------   ------------    ------------    ------------
TOTAL NET ASSETS...........................................  $733,315,634   $742,781,688    $502,378,709    $618,163,526
                                                             ============   ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets...............................................  $697,972,970   $719,997,908    $492,598,359    $590,241,426
  Shares Outstanding.......................................    44,881,954     39,149,106      33,089,656      30,834,874
  Net Asset Value, offering and redemption price per
    share..................................................  $      15.55   $      18.39    $      14.89    $      19.14
                                                             ============   ============    ============    ============
INVESTMENT SHARES:
  Net Assets...............................................  $ 35,342,664   $ 22,783,780    $  9,780,350    $ 27,922,100
  Shares Outstanding.......................................     2,289,511      1,243,018         661,385       1,458,041
  Net Asset Value, offering and redemption price per
    share..................................................  $      15.44   $      18.33    $      14.79    $      19.15
                                                             ============   ============    ============    ============

                       See Notes to Financial Statements

                                 THE KENT FUNDS

                                    STATEMENTS OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1997

                                                               SHORT TERM     INTERMEDIATE
                                                               BOND FUND       BOND FUND      INCOME FUND
                                                              ------------    ------------    ------------
ASSETS:
  Investments:
    Investments at cost.....................................  $143,861,713    $746,770,016    $224,424,903
    Net unrealized appreciation (depreciation)..............       787,112       9,857,337       7,334,542
                                                              ------------    ------------    ------------
    Total investments at value..............................   144,648,825     756,627,353     231,759,445
  Cash......................................................         9,698          65,084          49,843
  Receivable for capital shares issued......................        38,388          42,400         113,566
  Interest and dividends receivable.........................     2,507,001      13,123,115       3,520,427
  Prepaid expenses..........................................           568             216           1,919
                                                              ------------    ------------    ------------
    Total Assets............................................   147,204,480     769,858,168     235,445,200
                                                              ------------    ------------    ------------
LIABILITIES:
  Payable for investments purchased.........................         4,729          37,064          20,922
  Payable for capital shares redeemed.......................         4,500           5,000           3,100
  Payable to adviser........................................         4,016          23,142           7,720
  Payable to administrator..................................         1,460           7,650           2,339
  Payable to transfer agent.................................         4,130          18,599           3,014
  Payable to distributor (Investment Shares)................           920           1,471           1,108
  Payable to custodian......................................           399             703             348
  Payable to auditor........................................         1,228          13,999           3,361
  Payable to legal counsel..................................         1,150           5,458           1,909
  Registration & filing fees payable........................            --           8,142              25
  Printing fees payable.....................................         5,854          12,327           8,571
  Accrued expenses and other liabilities....................         4,430          13,112           4,478
                                                              ------------    ------------    ------------
    Total Liabilities.......................................        32,816         146,667          56,895
                                                              ------------    ------------    ------------
NET ASSETS..................................................  $147,171,664    $769,711,501    $235,388,305
                                                              ============    ============    ============
NET ASSETS CONSIST OF:
  Paid-in capital...........................................  $153,081,385    $770,245,558    $227,743,701
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         3,131          39,097          13,070
  Accumulated undistributed net realized gains (losses) on
    investments sold........................................    (6,699,964)    (10,430,491)        296,992
  Net unrealized appreciation (depreciation) of
    investments.............................................       787,112       9,857,337       7,334,542
                                                              ------------    ------------    ------------
TOTAL NET ASSETS............................................  $147,171,664    $769,711,501    $235,388,305
                                                              ============    ============    ============
INSTITUTIONAL SHARES:
  Net Assets................................................  $139,739,111    $762,739,586    $229,777,500
  Shares Outstanding........................................    14,338,849      77,010,336      22,313,511
  Net Asset Value, offering and redemption price per
    share...................................................  $       9.75    $       9.90    $      10.30
                                                              ============    ============    ============
INVESTMENT SHARES:
  Net Assets................................................  $  7,432,553    $  6,971,915    $  5,610,805
  Shares Outstanding........................................       763,364         702,443         545,475
  Net Asset Value, offering and redemption price per
    share...................................................  $       9.74    $       9.93    $      10.29
                                                              ============    ============    ============

                       See Notes to Financial Statements

                                 THE KENT FUNDS

                                    STATEMENTS OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1997

                                                                                                               MICHIGAN
                                                              LIMITED TERM    INTERMEDIATE      TAX-FREE      MUNICIPAL
                                                              TAX-FREE FUND   TAX-FREE FUND   INCOME FUND     BOND FUND
                                                              -------------   -------------   ------------   ------------
ASSETS:
  Investments:
    Investments at cost.....................................   $35,258,239    $258,732,405    $109,343,734   $111,336,719
    Net unrealized appreciation (depreciation)..............       733,284      16,097,428       7,357,837      3,342,223
                                                               -----------    ------------    ------------   ------------
    Total investments at value..............................    35,991,523     274,829,833     116,701,571    114,678,942
  Interest and dividends receivable.........................       522,947       4,400,489       1,680,842      1,504,817
  Unamortized organizational costs..........................            --              --           2,548             --
  Prepaid expenses..........................................            16           2,996           1,540             20
                                                               -----------    ------------    ------------   ------------
    Total Assets............................................    36,514,486     279,233,318     118,386,501    116,183,779
                                                               -----------    ------------    ------------   ------------

LIABILITIES:
  Payable for capital shares redeemed.......................         8,000           4,000              --             --
  Payable to adviser........................................           905           7,655           3,566          2,867
  Payable to administrator..................................           366           2,784           1,179          1,158
  Fund accounting fees payable..............................         1,034           4,195           2,142          2,626
  Payable to transfer agent.................................         2,415           3,132           2,639          3,470
  Payable to distributor (Investment Shares)................            61             743             354            540
  Payable to custodian......................................           410           1,075           2,473            788
  Payable to auditor........................................         1,826           3,561           1,761          1,109
  Payable to legal counsel..................................           260           2,245             885            840
  Registration & filing fees payable........................           473          15,700           3,401          6,209
  Printing fees payable.....................................           795              --           1,054          2,358
  Accrued expenses and other liabilities....................           371          12,476           2,888         13,515
                                                               -----------    ------------    ------------   ------------
    Total Liabilities.......................................        16,916          57,566          22,342         35,480
                                                               -----------    ------------    ------------   ------------

NET ASSETS..................................................   $36,497,570    $279,175,752    $118,364,159   $116,148,299
                                                               ===========    ============    ============   ============

NET ASSETS CONSIST OF:
  Paid-in capital...........................................   $35,758,635    $263,066,394    $110,915,251   $112,834,960
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................         3,510          30,476          (1,369)        40,046
  Accumulated undistributed net realized gains (losses) on
    investments sold........................................         2,141         (18,546)         92,440        (68,930)
  Net unrealized appreciation (depreciation) of
    investments.............................................       733,284      16,097,428       7,357,837      3,342,223
                                                               -----------    ------------    ------------   ------------
TOTAL NET ASSETS............................................   $36,497,570    $279,175,752    $118,364,159   $116,148,299
                                                               ===========    ============    ============   ============

INSTITUTIONAL SHARES:
  Net Assets................................................   $36,023,151    $275,641,260    $116,652,429   $111,735,337
  Shares Outstanding........................................     3,534,456      25,809,044      10,954,275     10,944,576
  Net Asset Value, offering and redemption price per
    share...................................................   $     10.19    $      10.68    $      10.65   $      10.21
                                                               ===========    ============    ============   ============

INVESTMENT SHARES:
  Net Assets................................................   $   474,419    $  3,534,492    $  1,711,730   $  4,412,962
  Shares Outstanding........................................        46,374         330,953         160,364        432,714
  Net Asset Value, offering and redemption price per
    share...................................................   $     10.23    $      10.68    $      10.67   $      10.20
                                                               ===========    ============    ============   ============

                       See Notes to Financial Statements

                                 THE KENT FUNDS

                                    STATEMENTS OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1997

                                                                                MICHIGAN
                                                                               MUNICIPAL       GOVERNMENT
                                                              MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                  FUND            FUND            FUND
                                                              ------------    ------------    ------------
ASSETS:
  Investments:
    Investments in securities at amortized cost.............  $474,127,129    $211,226,490    $94,843,356
                                                              ------------    ------------    -----------
    Total investments at amortized cost.....................  474,127,129     211,226,490      94,843,356
  Interest and dividends receivable.........................    3,884,471       1,400,326         267,814
  Prepaid expenses..........................................        6,680             218           4,836
                                                              ------------    ------------    -----------
    Total Assets............................................  478,018,280     212,627,034      95,116,006
                                                              ------------    ------------    -----------

LIABILITIES:
  Dividends payable.........................................    2,341,377         629,509         474,933
  Cash overdraft............................................       77,988              --              --
  Payable to adviser........................................       10,508           4,690           1,039
  Payable to administrator..................................        2,984           1,219             559
  Payable to transfer agent.................................        4,240           2,643             665
  Payable to custodian......................................        3,554           5,058              --
  Payable to auditor........................................        8,766           3,546           2,018
  Payable to legal counsel..................................        3,740           1,552             744
  Accrued expenses and other liabilities....................        7,908           7,624           9,587
                                                              ------------    ------------    -----------
    Total Liabilities.......................................    2,461,065         655,841         489,545
                                                              ------------    ------------    -----------
NET ASSETS..................................................  $475,557,215    $211,971,193    $94,626,461
                                                              ============    ============    ===========

NET ASSETS CONSIST OF:
  Paid-in capital...........................................  $475,546,186    $211,982,881    $94,624,247
  Accumulated undistributed (distributions in excess of) net
    investment income.......................................       13,072             781           2,214
  Accumulated undistributed net realized gains (losses) on
    investments sold........................................       (2,043)        (12,469)             --
                                                              ------------    ------------    -----------
TOTAL NET ASSETS............................................  $475,557,215    $211,971,193    $94,626,461
                                                              ============    ============    ===========

INSTITUTIONAL SHARES:
  Net Assets................................................  $474,377,775    $211,682,179    $94,624,448
  Shares Outstanding........................................  474,371,951     211,671,569      94,624,444
  Net Asset Value, offering and redemption price per
    share...................................................  $      1.00     $      1.00     $      1.00
                                                              ============    ============    ===========

INVESTMENT SHARES:
  Net Assets................................................  $ 1,179,440     $   289,014     $     2,013
  Shares Outstanding........................................    1,179,430         288,995           2,013
  Net Asset Value, offering and redemption price per
    share...................................................  $      1.00     $      1.00     $      1.00
                                                              ============    ============    ===========

                       See Notes to Financial Statements.

                     The Kent       STATEMENTS OF OPERATIONS
                     Funds          FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          GROWTH AND     SMALL COMPANY    INTERNATIONAL       INDEX
                                                         INCOME FUND      GROWTH FUND      GROWTH FUND     EQUITY FUND
                                                         ------------    -------------    -------------    ------------
INVESTMENT INCOME:
  Dividends..........................................    $ 16,501,498    $  7,646,361      $ 9,365,340     $  7,982,276
  Interest...........................................           2,433          32,327          520,830           18,020
  Less: Net foreign taxes withheld...................         (40,067)         (4,583)      (1,172,538)         (27,698)
                                                         ------------    ------------      -----------     ------------
    Total Investment Income..........................      16,463,864       7,674,105        8,713,632        7,972,598
                                                         ------------    ------------      -----------     ------------
EXPENSES:
  Investment advisory fees...........................       4,568,032       4,597,213        3,529,317        1,278,392
  Administration fees................................       1,169,235       1,176,682          842,845          766,851
  Fund accounting and custodian fees.................         107,230         146,571          420,287          119,844
  Audit fees.........................................          19,428          21,465           14,181           15,661
  Legal fees.........................................          10,892          10,410            9,514            6,955
  Transfer agent fees................................         141,594         155,246          137,303          106,843
  Trustees' fees and expenses........................          11,333          11,347            8,761            8,289
  Distribution fees (Investment Shares)..............          59,946          45,018           23,388           45,030
  Printing expenses..................................           3,402          15,401           20,896            3,555
  Registration fees..................................          32,886          21,741           30,478            5,921
  Other expenses.....................................           1,776           2,204            4,137              331
                                                         ------------    ------------      -----------     ------------
    Total expenses before waivers....................       6,125,754       6,203,298        5,041,107        2,357,672
    Less: waivers....................................         (77,411)        (77,831)         (56,062)        (485,961)
                                                         ------------    ------------      -----------     ------------
    Net Expenses.....................................       6,048,343       6,125,467        4,985,045        1,871,711
                                                         ------------    ------------      -----------     ------------
NET INVESTMENT INCOME................................      10,415,521       1,548,638        3,728,587        6,100,887
                                                         ------------    ------------      -----------     ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on investments, foreign
    currency, and foreign currency contracts.........     111,932,563      78,087,896        2,742,836        1,138,162
  Net realized gains (losses) on futures contracts...         (61,005)        524,810               --        1,370,043
  Net change in unrealized appreciation/depreciation
    of futures contracts.............................         275,070         227,785               --          120,014
  Net change in unrealized appreciation/depreciation
    of investments, foreign currency, and foreign
    currency contracts...............................      15,661,888      81,347,122        4,769,670       98,353,714
                                                         ------------    ------------      -----------     ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS........................................     127,808,516     160,187,613        7,512,506      100,981,933
                                                         ------------    ------------      -----------     ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................    $138,224,037    $161,736,251      $11,241,093     $107,082,820
                                                         ============    ============      ===========     ============

                       See Notes to Financial Statements

                     The Kent       STATEMENTS OF OPERATIONS
                     Funds          FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                SHORT TERM     INTERMEDIATE
                                                                 BOND FUND      BOND FUND      INCOME FUND
                                                                ----------     ------------    -----------
INVESTMENT INCOME:
  Interest..................................................    $11,152,170    $51,050,679     $18,158,378
  Dividends.................................................        418,796      1,514,383         382,540
                                                                -----------    -----------     -----------
    Total Investment Income.................................     11,570,966     52,565,062      18,540,918
                                                                -----------    -----------     -----------
EXPENSES:
  Investment advisory fees..................................        857,575      4,262,333       1,489,950
  Administration fees.......................................        306,274      1,386,330         444,179
  Fund accounting and custodian fees........................         26,634        116,074          39,981
  Audit fees................................................         10,509         25,302          10,856
  Legal fees................................................          1,542         10,722           3,892
  Transfer agent fees.......................................         45,140         81,993          49,488
  Trustees' fees and expenses...............................          2,348          9,884           3,830
  Distribution fees (Investment Shares).....................          9,174         17,259           8,849
  Amortization of organization costs........................             --             --           6,024
  Printing expenses.........................................          2,389          9,109           2,190
  Registration fees.........................................          7,759         18,896          10,328
  Other expenses............................................             37            446           2,793
                                                                -----------    -----------     -----------
    Total expenses before waivers...........................      1,269,381      5,938,348       2,072,360
    Less: waivers...........................................        (24,820)       (93,254)        (29,904)
                                                                -----------    -----------     -----------
    Net Expenses............................................      1,244,561      5,845,094       2,042,456
                                                                -----------    -----------     -----------
NET INVESTMENT INCOME.......................................     10,326,405     46,719,968      16,498,462
                                                                -----------    -----------     -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains (losses) on investments sold...........     (1,502,731)    (3,309,390)      3,441,169
  Net change in unrealized appreciation/depreciation of
    investments.............................................      1,638,919     15,305,110       5,214,704
                                                                -----------    -----------     -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS...        136,188     11,995,720       8,655,873
                                                                -----------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $10,462,593    $58,715,688     $25,154,335
                                                                ===========    ===========     ===========

                       See Notes to Financial Statements

                     The Kent       STATEMENTS OF OPERATIONS
                     Funds          FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                             MICHIGAN
                                                           LIMITED TERM     INTERMEDIATE      TAX-FREE      MUNICIPAL
                                                           TAX-FREE FUND    TAX-FREE FUND    INCOME FUND    BOND FUND
                                                           -------------    -------------    -----------    ----------
INVESTMENT INCOME:
  Interest.............................................     $1,696,028       $14,164,975     $5,900,518     $5,830,519
  Dividends............................................         25,281           154,379         79,656         75,421
                                                            ----------       -----------     ----------     ----------
    Total Investment Income............................      1,721,309        14,319,354      5,980,174      5,905,940
                                                            ----------       -----------     ----------     ----------
EXPENSES:
  Investment advisory fees.............................        167,800         1,424,578        642,997        563,275
  Administration fees..................................         66,670           509,532        209,139        223,672
  Distribution fees (Investment Shares)................            773             8,298          2,621          7,499
  Fund accounting and custodian fees...................          7,938            56,335         25,517         28,492
  Audit fees...........................................          5,045            15,742          7,146          9,059
  Legal fees...........................................            449             4,311          1,785          3,184
  Transfer agent fees..................................         37,236            40,987         39,201         37,521
  Trustees' fees and expenses..........................             --             4,365            525          1,814
  Amortization of organization costs...................             --                --          1,668             --
  Printing expenses....................................             --            13,464          7,177          6,906
  Registration fees....................................          1,147             6,876          4,558             27
  Other expenses.......................................             --               222          1,512            513
                                                            ----------       -----------     ----------     ----------
    Total expenses before waivers......................        287,058         2,084,710        943,846        881,962
    Less: waivers......................................         (4,821)          (34,406)       (14,069)       (18,246)
                                                            ----------       -----------     ----------     ----------
    Net Expenses.......................................        282,237         2,050,304        929,777        863,716
                                                            ----------       -----------     ----------     ----------
NET INVESTMENT INCOME..................................      1,439,072        12,269,050      5,050,397      5,042,224
                                                            ----------       -----------     ----------     ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains (losses) on investments sold......        159,864           691,582        376,069         49,676
  Net change in unrealized appreciation/depreciation of
    investments........................................        136,663         6,286,893      4,279,292      1,602,539
                                                            ----------       -----------     ----------     ----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS..........................................        296,527         6,978,475      4,655,361      1,652,215
                                                            ----------       -----------     ----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $1,735,599       $19,247,525     $9,705,758     $6,694,439
                                                            ==========       ===========     ==========     ==========

                       See Notes to Financial Statements

                     The Kent       STATEMENTS OF OPERATIONS
                     Funds          FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                  MICHIGAN
                                                                                 MUNICIPAL       GOVERNMENT
                                                                MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                                    FUND            FUND          FUND(1)
                                                                ------------    ------------    ------------
INVESTMENT INCOME:
  Interest..................................................    $28,553,830      $7,265,643      $2,957,599
  Dividends.................................................        909,527         138,215         193,020
                                                                -----------      ----------      ----------
    Total Investment Income.................................     29,463,357       7,403,858       3,150,619
                                                                -----------      ----------      ----------
EXPENSES:
  Investment advisory fees..................................      2,092,414         781,668         226,041
  Administration fees.......................................        936,013         349,391         103,600
  Fund accounting and custodian fees........................         82,972          34,928          13,744
  Audit fees................................................         17,337           7,568           3,348
  Legal fees................................................          8,442           2,074             927
  Transfer agent fees.......................................         55,039          39,410          16,905
  Trustees' fees and expenses...............................          8,347           3,207           1,418
  Amortization of organization costs........................             --              --           4,275
  Printing expenses.........................................          9,267           2,834           3,172
  Registration fees.........................................         21,889             640          12,939
  Other expenses............................................            132              --             673
                                                                -----------      ----------      ----------
    Total expenses before waivers...........................      3,231,852       1,221,720         387,042
    Less: waivers...........................................       (509,838)       (199,790)       (189,098)
                                                                -----------      ----------      ----------
    Net Expenses............................................      2,722,014       1,021,930         197,944
                                                                -----------      ----------      ----------
NET INVESTMENT INCOME.......................................     26,741,343       6,381,928       2,952,675
                                                                -----------      ----------      ----------

NET REALIZED GAINS (LOSSES) ON INVESTMENT...................         (1,165)        (12,469)              4
                                                                -----------      ----------      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $26,740,178      $6,369,459      $2,952,679
                                                                ===========      ==========      ==========

---------------

(1) For the period from June 2, 1997 (commencement of operations) through December 31, 1997.

                       See Notes to Financial Statements.

                     The Kent
                     Funds          STATEMENTS OF CHANGES IN NET ASSETS

                                                              GROWTH AND INCOME FUND          SMALL COMPANY GROWTH FUND
                                                           -----------------------------    -----------------------------
                                                            YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                               1997            1996             1997            1996
                                                           -----------------------------    -----------------------------
NET ASSETS AT BEGINNING OF PERIOD........................  $515,920,253    $412,450,592     $558,516,596    $ 461,027,443
                                                           ------------    ------------     ------------    -------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income..................................    10,415,521       9,952,979        1,548,638        3,966,391
  Net realized gains (losses) on investments, foreign
    currency, and foreign currency contracts.............   111,932,563      39,233,025       78,087,896       32,298,684
  Net realized gains (losses) on futures contracts.......       (61,005)      2,415,000          524,810        3,527,985
  Net change in unrealized appreciation/depreciation of
    futures contracts....................................       275,070              --          227,785           87,425
  Net change in unrealized appreciation/depreciation of
    investments, foreign currency, and foreign currency
    contracts............................................    15,661,888      30,902,403       81,347,122       53,847,793
                                                           ------------    ------------     ------------    -------------
  Net increase in net assets resulting from operations...   138,224,037      82,503,407      161,736,251       93,728,278
                                                           ------------    ------------     ------------    -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income..................................   (10,051,899)     (9,772,575)      (1,572,242)      (3,891,501)
  In excess of net investment income.....................            --              --         (570,748)              --
  Net realized gains on investments......................   (58,514,755)    (49,510,778)     (52,695,021)     (24,783,337)
  In excess of net realized gains........................            --              --               --               --
                                                           ------------    ------------     ------------    -------------
    Total dividends and distributions -- Institutional
      Shares.............................................   (68,566,654)    (59,283,353)     (54,838,011)     (28,674,838)
                                                           ------------    ------------     ------------    -------------

INVESTMENT:
  Net investment income..................................      (322,621)       (246,918)              --          (70,033)
  In excess of net investment income.....................            --         (18,400)         (36,830)          (7,537)
  Net realized gains on investments......................    (2,725,491)     (1,458,817)      (1,565,329)        (629,504)
  In excess of net realized gains........................            --              --               --               --
                                                           ------------    ------------     ------------    -------------
    Total dividends and distributions -- Investment
      Shares.............................................    (3,048,112)     (1,724,135)      (1,602,159)        (707,074)
                                                           ------------    ------------     ------------    -------------
    Total dividends and distributions to shareholders....   (71,614,766)    (61,007,488)     (56,440,170)     (29,381,912)
                                                           ------------    ------------     ------------    -------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued............................   269,087,243     153,847,838      216,183,011      135,473,783
  Reinvestment of distributions..........................    33,077,724      27,411,595       28,070,255       14,891,206
  Cost of shares redeemed................................  (151,378,857)    (99,285,691)    (165,284,255)    (117,222,202)
                                                           ------------    ------------     ------------    -------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL
  TRANSACTIONS...........................................   150,786,110      81,973,742       78,969,011       33,142,787
                                                           ------------    ------------     ------------    -------------
  Net increase (decrease) in net assets..................   217,395,381     103,469,661      184,265,092       97,489,153
                                                           ------------    ------------     ------------    -------------

NET ASSETS AT END OF PERIOD..............................  $733,315,634    $515,920,253     $742,781,688    $ 558,516,596
                                                           ============    ============     ============    =============

                       See Notes to Financial Statements

                     The Kent
                     Funds          STATEMENTS OF CHANGES IN NET ASSETS

                                                              INTERNATIONAL GROWTH FUND            INDEX EQUITY FUND
                                                            -----------------------------    -----------------------------
                                                             YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                            DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                1997            1996             1997            1996
                                                            -----------------------------    -----------------------------
NET ASSETS AT BEGINNING OF PERIOD.........................  $396,597,865    $294,093,096     $253,362,463    $190,488,589
                                                            ------------    ------------     ------------    ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income...................................     3,728,587       3,169,685        6,100,887       4,133,408
  Net realized gains (losses) on investments, foreign
    currency, and foreign currency contracts..............     2,742,836       3,330,884        1,138,162       1,057,376
  Net realized gains (losses) on futures contracts........            --              --        1,370,043       1,498,615
  Net change in unrealized appreciation/depreciation of
    futures contracts.....................................            --              --          120,014          49,520
  Net change in unrealized appreciation/depreciation of
    investments, foreign currency, and foreign currency
    contracts.............................................     4,769,670      11,892,070       98,353,714      37,969,480
                                                            ------------    ------------     ------------    ------------
  Net increase in net assets resulting from operations....    11,241,093      18,392,639      107,082,820      44,708,399
                                                            ------------    ------------     ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...................................    (3,055,002)     (2,589,632)      (5,884,290)     (3,996,731)
  In excess of net investment income......................    (1,831,420)       (504,939)         (65,127)             --
  Net realized gains on investments.......................
  In excess of net realized gains.........................      (341,685)       (161,046)        (585,460)       (668,004)
                                                            ------------    ------------     ------------    ------------
    Total dividends and distributions -- Institutional
      Shares..............................................    (7,629,204)     (6,581,114)      (8,147,919)     (9,048,415)
                                                            ------------    ------------     ------------    ------------

INVESTMENT:
  Net investment income...................................       (35,702)        (49,833)        (215,864)       (137,968)
  In excess of net investment income......................       (59,234)             --           (9,227)         (5,705)
  Net realized gains on investments.......................       (47,965)        (82,522)         (88,824)       (199,306)
  In excess of net realized gains.........................        (6,876)             --          (11,017)             --
                                                            ------------    ------------     ------------    ------------
    Total dividends and distributions -- Investment
      Shares..............................................      (149,777)       (132,355)        (324,932)       (342,979)
                                                            ------------    ------------     ------------    ------------
    Total dividends and distributions to shareholders.....    (7,778,981)     (6,713,469)      (8,472,851)     (9,391,394)
                                                            ------------    ------------     ------------    ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................   193,400,718     139,625,382      339,198,444      72,390,118
  Reinvestment of distributions...........................     3,565,223       3,275,693        6,673,196       6,280,152
  Cost of shares redeemed.................................   (94,647,209)    (52,075,476)     (79,680,546)    (51,113,401)
                                                            ------------    ------------     ------------    ------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL TRANSACTIONS...   102,318,732      90,825,599      266,191,094      27,556,869
                                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net assets...................   105,780,844     102,504,769      364,801,063      62,873,874
                                                            ------------    ------------     ------------    ------------

NET ASSETS AT END OF PERIOD...............................  $502,378,709    $396,597,865     $618,163,526    $253,362,463
                                                            ============    ============     ============    ============

                       See Notes to Financial Statements

                     The Kent
                     Funds          STATEMENTS OF CHANGES IN NET ASSETS

                                        SHORT TERM BOND FUND           INTERMEDIATE BOND FUND                INCOME FUND
                                    -----------------------------   -----------------------------   -----------------------------
                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                        1997            1996            1997            1996            1997            1996
                                     ----------------------------    ----------------------------    ----------------------------
NET ASSETS AT BEGINNING OF
  PERIOD..........................  $237,096,910    $312,313,894    $776,722,838    $861,662,351    $242,781,715    $128,017,408
                                    ------------    ------------    ------------    ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income...........    10,326,405      17,428,126      46,719,968       50,745,83      16,498,462      13,248,046
  Net realized gains (losses) on
    investments sold..............    (1,502,731)       (937,245)     (3,309,390)     (7,025,161)      3,441,169       2,157,485
  Net change in unrealized
    appreciation/depreciation of
    investments...................     1,638,919      (5,032,357)     15,305,110     (20,975,605)      5,214,704      (7,015,717)
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net increase in net assets
    resulting from operations.....    10,462,593      11,458,524      58,715,688      22,745,066      25,154,335       8,389,814
                                    ------------    ------------    ------------    ------------    ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...........   (10,203,409)    (17,416,111)    (46,492,693)    (51,337,391)    (16,298,443)    (13,204,524)
  In excess of net investment
    income........................            --              --              --      (2,304,413)             --      (1,956,281)
  Net realized gains on
    investments...................            --              --              --              --      (4,496,656)       (717,482)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions --
      Institutional Shares........   (10,203,409)    (17,416,111)    (46,492,693)    (53,641,804)    (20,795,099)    (15,878,287)
                                    ------------    ------------    ------------    ------------    ------------    ------------
INVESTMENT:
  Net investment income...........      (230,620)        (85,476)       (400,310)       (422,949)       (236,638)       (143,574)
  In excess of net investment
    income........................            --          (9,055)             --         (38,057)             --         (20,998)
  Net realized gains on
    investments...................            --              --              --              --         (85,457)         (2,063)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions -- Investment
      Shares......................      (230,620)        (94,531)       (400,310)       (461,006)       (322,095)       (166,635)
                                    ------------    ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions to
      shareholders................   (10,434,029)    (17,510,642)    (46,893,003)    (54,102,810)    (21,117,194)    (16,044,922)
                                    ------------    ------------    ------------    ------------    ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.....    55,848,711      71,401,214     201,540,137     200,094,674      67,917,967     155,448,604
  Reinvestment of distributions...     6,828,762      11,174,796      25,204,467      29,128,985       4,339,793       2,778,971
  Cost of shares redeemed.........  (152,631,283)   (151,740,876)   (245,578,626)   (282,805,428)    (83,688,311)    (35,808,160)
                                    ------------    ------------    ------------    ------------    ------------    ------------
TOTAL NET INCREASE (DECREASE) FROM
  CAPITAL TRANSACTIONS............   (89,953,810)    (69,164,866)    (18,834,022)    (53,581,769)    (11,430,551)    122,419,415
                                    ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net
    assets........................   (89,925,246)    (75,216,984)     (7,011,337)    (84,939,513)     (7,393,410)    114,764,307
                                    ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS AT END OF PERIOD.......  $147,171,664    $237,096,910    $769,711,501    $776,722,838    $235,388,305    $242,781,715
                                    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                     The Kent
                     Funds          STATEMENTS OF CHANGES IN NET ASSETS

                                                            LIMITED TERM TAX-FREE FUND      INTERMEDIATE TAX-FREE FUND
                                                            ---------------------------     ---------------------------
                                                             YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                            DECEMBER 31,   DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                1997           1996             1997           1996
                                                            ---------------------------     ---------------------------
NET ASSETS AT BEGINNING OF PERIOD.........................  $41,577,319    $55,401,190      $289,042,905   $287,540,348
                                                            ------------   ------------     ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income...................................    1,439,072      1,861,546       12,269,050      12,643,123
  Net realized gains (losses) on investments sold.........      159,864         82,971          691,582       1,079,288
  Net change in unrealized appreciation/depreciation of
    investments...........................................      136,663       (270,758)       6,286,893      (3,796,119)
                                                            ------------   ------------     ------------   ------------
  Net increase in net assets resulting from operations....    1,735,599      1,673,759       19,247,525       9,926,292
                                                            ------------   ------------     ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income...................................   (1,432,406)    (1,883,853)     (12,149,068)    (12,639,182)
  In excess of net investment income......................           --        (22,303)              --        (101,729)
  Net realized gains on investments.......................     (170,851)       (45,972)         (86,552)             --
  In excess of net realized gains.........................           --             --          (17,244)             --
                                                            ------------   ------------     ------------   ------------
    Total dividends and distributions -- Institutional
      Shares..............................................   (1,603,257)    (1,952,128)     (12,252,864)    (12,740,911)
                                                            ------------   ------------     ------------   ------------

INVESTMENT:
  Net investment income...................................      (11,595)        (2,384)        (135,115)       (137,261)
  In excess of net investment income......................           --           (206)              --          (7,740)
  Net realized gains on investments.......................       (2,045)           (87)            (863)             --
  In excess of net realized gains.........................           --             --             (441)             --
                                                            ------------   ------------     ------------   ------------
    Total dividends and distributions -- Investment
      Shares..............................................      (13,640)        (2,677)        (136,419)       (145,001)
                                                            ------------   ------------     ------------   ------------
    Total dividends and distributions to shareholders.....   (1,616,897)    (1,954,805)     (12,389,283)    (12,885,912)
                                                            ------------   ------------     ------------   ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............................    9,736,272      8,696,402       44,265,909      63,415,595
  Reinvestment of distributions...........................       27,364         18,971          207,641         120,131
  Cost of shares redeemed.................................  (14,962,087)   (22,258,198)     (61,198,945)    (59,073,549)
                                                            ------------   ------------     ------------   ------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL TRANSACTIONS...   (5,198,451)   (13,542,825)     (16,725,395)      4,462,177
                                                            ------------   ------------     ------------   ------------
  Net increase (decrease) in net assets...................   (5,079,749)   (13,823,871)      (9,867,153)      1,502,557
                                                            ------------   ------------     ------------   ------------

NET ASSETS AT END OF PERIOD...............................  $36,497,570    $41,577,319      $279,175,752   $289,042,905
                                                            ============   ============     ============   ============

                       See Notes to Financial Statements

                     The Kent
                     Funds          STATEMENTS OF CHANGES IN NET ASSETS

                                                              TAX-FREE INCOME FUND         MICHIGAN MUNICIPAL BOND FUND
                                                           ---------------------------     -----------------------------
                                                            YEAR ENDED     YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                           DECEMBER 31,   DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                               1997           1996             1997            1996
                                                           ---------------------------     -----------------------------
NET ASSETS AT BEGINNING OF PERIOD........................  $110,883,746   $122,384,290     $155,044,170    $187,365,585
                                                           ------------   ------------     ------------    ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income..................................    5,050,397      4,737,111        5,042,224        6,577,753
  Net realized gains (losses) on investments sold........      376,069      1,968,582           49,676           86,964
  Net realized gains (losses) on futures contracts.......           --       (363,313)              --               --
  Net change in unrealized appreciation/depreciation of
    investments..........................................    4,279,292     (1,887,284)       1,602,539         (795,155)
                                                           ------------   ------------     ------------    ------------
  Net increase in net assets resulting from operations...    9,705,758      4,455,096        6,694,439        5,869,562
                                                           ------------   ------------     ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income..................................   (5,016,230)    (4,725,879)      (4,914,390)      (6,489,955)
  In excess of net investment income.....................         (610)            --               --               --
  Net realized gains on investments......................     (330,223)    (1,679,825)              --               --
                                                           ------------   ------------     ------------    ------------
    Total dividends and distributions -- Institutional
      Shares.............................................   (5,347,063)    (6,405,704)      (4,914,390)      (6,489,955)
                                                           ------------   ------------     ------------    ------------

INVESTMENT:
  Net investment income..................................      (42,572)       (32,116)        (121,577)         (77,375)
  In excess of net investment income.....................         (929)            --               --           (3,313)
  Net realized gains on investments......................       (4,346)        (9,292)              --               --
  In excess of net realized gains........................           --         (3,147)              --               --
                                                           ------------   ------------     ------------    ------------
    Total dividends and distributions -- Investment
      Shares.............................................      (47,847)       (44,555)        (121,577)         (80,688)
                                                           ------------   ------------     ------------    ------------
    Total dividends and distributions to shareholders....   (5,394,910)    (6,450,259)      (5,035,967)      (6,570,643)
                                                           ------------   ------------     ------------    ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued............................   33,039,586     35,182,548       35,519,586       28,108,486
  Reinvestment of distributions..........................      116,653         68,391          131,586           74,582
  Cost of shares redeemed................................  (29,986,674)   (44,756,320)     (76,205,515)     (59,803,402)
                                                           ------------   ------------     ------------    ------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL
  TRANSACTIONS...........................................    3,169,565     (9,505,381)     (40,554,343)     (31,620,334)
                                                           ------------   ------------     ------------    ------------
  Net increase (decrease) in net assets..................    7,480,413    (11,500,544)     (38,895,871)     (32,321,415)
                                                           ------------   ------------     ------------    ------------

NET ASSETS AT END OF PERIOD..............................  $118,364,159   $110,883,746     $116,148,299    $155,044,170
                                                           ============   ============     ============    ============

                       See Notes to Financial Statements

                     The Kent
                     Funds          STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      GOVERNMENT
                                                                                           MICHIGAN MUNICIPAL           MONEY
                                                            MONEY MARKET FUND               MONEY MARKET FUND        MARKET FUND
                                                     -------------------------------   ---------------------------   ------------
                                                       YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                          1997             1996            1997           1996         1997(1)
                                                       -----------------------------
                                                                                       ---------------------------
                                                                                                                     ------------
NET ASSETS AT BEGINNING OF YEAR....................  $   484,722,709   $ 426,042,320   $156,205,940   $146,818,028   $         --
                                                     ---------------   -------------   ------------   ------------   ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment income............................       26,741,343      21,617,630     6,381,928      4,998,349       2,952,675
  Net realized gains (losses) on investments.......           (1,165)            (27)      (12,469)           251               4
                                                     ---------------   -------------   ------------   ------------   ------------
  Net increase in net assets resulting from
    operations.....................................       26,740,178      21,617,603     6,369,459      4,998,600       2,952,679
                                                     ---------------   -------------   ------------   ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
INSTITUTIONAL:
  Net investment income............................      (26,699,476)    (21,564,398)   (6,369,567)    (4,966,358)     (2,952,603)
                                                     ---------------   -------------   ------------   ------------   ------------
    Total dividends and
      distributions -- Institutional Shares........      (26,699,476)    (21,564,398)   (6,369,567)    (4,966,358)     (2,952,603)
                                                     ---------------   -------------   ------------   ------------   ------------

INVESTMENT:
  Net investment income............................          (41,867)        (53,232)      (12,361)       (31,991)            (72)
                                                     ---------------   -------------   ------------   ------------   ------------
    Total dividends and distributions -- Investment
      Shares.......................................          (41,867)        (53,232)      (12,361)       (31,991)            (72)
                                                     ---------------   -------------   ------------   ------------   ------------
    Total dividends and distributions to
      shareholders.................................      (26,741,343)    (21,617,630)   (6,381,928)    (4,998,349)     (2,952,675)
                                                     ---------------   -------------   ------------   ------------   ------------

CAPITAL TRANSACTIONS:
  Proceeds from shares issued......................    1,153,447,515     845,431,796   279,204,632    258,441,230     328,636,541
  Reinvestment of distributions....................        1,731,961         587,156       205,995         28,579       2,413,698
  Cost of shares redeemed..........................   (1,164,343,805)   (787,338,536)  (223,632,905)  (249,082,148)  (236,423,732)
                                                     ---------------   -------------   ------------   ------------   ------------

TOTAL NET INCREASE (DECREASE) FROM CAPITAL
  TRANSACTIONS.....................................       (9,164,329)     58,680,416    55,777,722      9,387,661      94,626,457
                                                     ---------------   -------------   ------------   ------------   ------------
  Net increase (decrease) in net assets............       (9,165,494)     58,680,389    55,765,253      9,387,912      94,626,461
                                                     ---------------   -------------   ------------   ------------   ------------

NET ASSETS AT END OF YEAR..........................  $   475,557,215   $ 484,722,709   $211,971,193   $156,205,940   $ 94,626,461
                                                     ===============   =============   ============   ============   ============

---------------

(1) For the period from June 2, 1997 (commencement of operations) through December 31, 1997.

                       See Notes to Financial Statements.

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

  The Kent Funds (the "Trust") was organized as a Massachusetts business trust on May 9, 1986 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of The Kent Growth and Income Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund, The Kent Index Equity Fund, The Kent Short Term Bond Fund, The Kent Intermediate Bond Fund, The Kent Income Fund, The Kent Limited Term Tax-Free Fund, The Kent Intermediate Tax-Free Fund, The Kent Tax-Free Income Fund, The Kent Michigan Municipal Bond Fund, The Kent Money Market Fund, The Kent Michigan Municipal Money Market Fund and The Kent Government Money Market Fund (individually, a "Portfolio" and collectively, the "Portfolios").

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest without par value. It allows for the creation of one or more classes of shares within each series, each of which, regardless of class designation, represents an equal proportionate interest in the Portfolios with each other share of that series.

  The Trust may issue more than one series of shares investing in portfolios of securities. The Trust currently issues fourteen series of shares with two separate classes in each series: Investment Shares and Institutional Shares. Each class of shares is entitled upon liquidation of a series to a pro rata share in the net assets of that class of such series. Each share in each series or class has identical voting, dividend, liquidation and other rights, except in matters affecting only a particular series or class, in which case only shares of the affected series or class are entitled to vote. Class specific expenses, if any, are currently limited to expenses directly attributable to the Investment Shares under the Distribution Plan, shareholder services fees and certain printing and postage expenses incurred as they relate to a particular class of shares.

  The investment objectives of the Portfolios are as follows:

  Growth and Income Fund -- To seek long-term capital growth with current income as a secondary goal.

  Small Company Growth Fund -- To seek long-term capital appreciation by investing in equity securities of small companies.

  International Growth Fund -- To seek long-term growth of capital and additional diversification for U.S. investors by investing in a varied portfolio of foreign equity securities.

  Index Equity Fund -- To seek investment results which mirror the capital performance and dividend income of the Standard & Poor's 500 Composite Stock Price Index.

  Short Term Bond Fund -- To seek current income by investing primarily in a limited range of investment quality fixed income securities.

  Intermediate Bond Fund -- To seek current income by investing primarily in a broad range of investment quality debt securities.

  Income Fund -- To seek a high level of current income by investing in a broad range of investment quality debt securities.

  Limited Term Tax-Free Fund -- To seek current income, exempt from federal income tax, while preserving capital.

  Intermediate Tax-Free Fund -- To seek current income, exempt from federal income tax, while preserving capital.

  Tax-Free Income Fund -- To seek to provide as high a level of current income exempt from federal income tax as is consistent with prudent investing, while preserving capital.

  Michigan Municipal Bond Fund -- To seek current income, exempt from federal and State of Michigan personal income taxes, while preserving capital.

  Money Market Fund -- To seek current income from short-term securities while preserving capital and maintaining liquidity.

  Michigan Municipal Money Market Fund -- To seek current income from short-term securities that is exempt from federal and State of Michigan personal income taxes, while preserving capital and maintaining liquidity.

  Government Money Market Fund -- To seek current income from short-term United States Government securities while preserving capital and maintaining liquidity.

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2.  SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual amounts could differ from those estimates.

PORTFOLIO VALUATION: Securities in the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund (the "Money Market Portfolios") are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act, which approximates market value. This method involves valuing a portfolio security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

  In the Limited Term Tax-Free Fund, the Intermediate Tax-Free Fund, the Tax-Free Income Fund, the Michigan Municipal Bond Fund, the Short Term Bond Fund, the Intermediate Bond Fund, and the Income Fund, corporate debt securities, municipal securities and debt securities of the U.S. government and its agencies (other than short-term investments maturing in 60 days or less) are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  The Growth and Income Fund, Small Company Growth Fund, International Growth Fund and the Index Equity Fund value securities at the last sales price on the principal exchange where such securities are traded. Listed securities for which last sales prices are not available are valued at the last bid price. Unlisted securities are valued at the mean of the current bid and asked prices in the principal market where such securities trade. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value and approximates market value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

REPURCHASE AGREEMENTS: The Trust's custodian and other banks acting in a sub-custodian capacity, take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of the default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION: Investments and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Realized gains and losses on foreign investments and foreign income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Foreign currency-denominated receivables and payables are "marked-to-market" using the current exchange rate. The fluctuation between the original exchange rate and the current exchange rate is recorded as unrealized currency gain or loss. Upon receipt of payment, a Portfolio realizes a gain or loss on foreign currency amounting to the difference between the original value and the ending value of the receivable or payable.

FUTURES CONTRACTS: The Growth and Income Fund, Small Company Growth Fund, International Growth Fund, Index Equity Fund, Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund and Michigan Municipal Bond Fund may invest in futures contracts. These Portfolios generally enter into futures contracts to hedge against declines in the value of their portfolios' securities. This investment involves, to varying degrees, elements of market risk and risks in

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Portfolios have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or due to the inability of counterparties to perform under the terms of the contract.

  Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received daily by the Portfolio based on the change in the market value of the position are recorded as an unrealized gain or loss until the contract is closed out at which time the gain or loss is recognized.

  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

  To the extent that the Portfolio enters into futures contracts on an index or group of securities, the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index or group of securities. Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts.

  The average market value of futures contracts held during the year ended December 31, 1997 was as follows:

                                              AVERAGE
                   FUND                     MARKET VALUE
                   ----                     ------------
Growth and Income Fund....................  $10,090,452
Small Company Growth Fund.................    8,180,496
Index Equity Fund.........................    7,361,783

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The International Growth Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency exchange contract with the same settlement date and broker.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

  The International Growth Fund, upon the purchase or sale of a security denominated in a foreign currency, may enter into foreign currency exchange contracts for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction to hedge the portfolio against currency fluctuations during the settlement period. In such cases, the Portfolio has not realized currency gains or losses between the trade and settlement dates on these security transactions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Portfolios declare and distribute dividends from net investment income monthly, with the exception of the International Growth Fund which declares and pays dividends annually and the Money Market Portfolios which declare daily and pay monthly. Net investment income for this purpose consists of interest accrued, discount earned (including both original issue and market discount), dividends earned less amortization of any market premium and accrued expenses. Net realized capital gains, if any, are distributed at least annually.

  The amounts of income and capital gains to be distributed are determined in accordance with income tax regulations. Such amounts may vary from income and capital gains recognized in accordance with generally accepted accounting principles.

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments to paid-in-capital:

                                             ACCUMULATED
                            ACCUMULATED     UNDISTRIBUTED
                           UNDISTRIBUTED     NET REALIZED
                           NET INVESTMENT    GAIN/(LOSS)
                               INCOME       ON INVESTMENTS
                               ------       --------------
Growth and Income Fund...     $     --        $      --
Small Company Growth
  Fund...................      603,541         (603,541)
International Growth
  Fund...................     (266,611)         289,981
Index Equity Fund........       69,631          (69,631)
Short Term Bond Fund.....        1,757           (1,757)
Intermediate Bond Fund...       80,298          (80,298)
Income Fund..............           --               --
Limited Term Tax-Free
  Fund...................        1,428           (1,428)
Intermediate Tax-Free
  Fund...................          861             (861)
Tax-Free Income Fund.....          170             (170)
Michigan Municipal Bond
  Fund...................       11,352          (11,352)
Money Market.............           --               --
Michigan Municipal Money
  Market Fund............          781             (781)
Government Money Market
  Fund...................        2,214               (4)

FEDERAL INCOME TAXES: For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining its qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of each Portfolio to meet the requirements of the Code applicable to regulated investment companies, including the requirement that it distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  At December 31, 1997, the following Portfolios had the following capital loss carryforwards which will expire in the years indicated:

                FUND                    AMOUNT       YEAR
                ----                  -----------    ----
Short Term Bond Fund................  $   656,100    2001
                                        3,015,994    2002
                                          467,881    2003
                                          438,260    2004
                                        1,927,928    2005
                                      -----------
                                        6,506,163
                                      ===========
Intermediate Bond Fund..............  $ 6,353,600    2004
                                        4,043,228    2005
                                      -----------
                                      $10,396,828
                                      ===========
Michigan Municipal Bond Fund........  $    68,930    2003
                                      -----------
Money Market Fund...................  $       433    1999
                                              224    2002
                                              194    2003
                                               27    2004
                                              432    2005
                                      -----------
                                      $     1,310
                                      ===========
Michigan Municipal Money Market
  Fund..............................  $    12,469    2005

EXPENSES: Expenses directly attributable to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one series of the Trust are allocated among the respective series based upon relative net assets or another appropriate basis. In addition, investors in Investment Shares will pay the expenses directly attributable to the Investment Shares as a class, and investors in Institutional Shares will pay the expenses directly attributable to the Institutional Shares as a class.

ORGANIZATIONAL COSTS: The Tax-Free Income Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying their initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the respective Portfolio's commencement of operations. In the event that any of the initial shares purchased by the Portfolio's sponsors are redeemed during such period by any holder thereof, the Portfolio will be reimbursed by such holder

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. The other Portfolios beared all costs in connection with their organization. All such costs were fully amortized as of December 31, 1997.

3.  RELATED PARTY TRANSACTIONS

  Old Kent Bank ("Investment Adviser") serves as the investment adviser to the Trust. The Investment Adviser is a member of Michigan State Banking Association and the principal subsidiary of Old Kent Financial Corporation. The Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on each Portfolio's average daily net assets at the following annual rates:

Growth and Income Fund...........................  0.70%
Small Company Growth Fund........................  0.70%
International Growth Fund........................  0.75%
Index Equity Fund................................  0.30%
Short Term Bond Fund.............................  0.50%
Intermediate Bond Fund...........................  0.55%
Income Fund......................................  0.60%
Limited Term Tax-Free Fund.......................  0.45%
Intermediate Tax-Free Fund.......................  0.50%
Tax-Free Income Fund.............................  0.55%
Michigan Municipal Bond Fund.....................  0.45%
Money Market Fund................................  0.40%
Michigan Municipal Money Market Fund.............  0.40%
Government Money Market Fund.....................  0.40%

  The Index Equity Fund and Government Money Market Fund had investment advisory fees waived by Old Kent Bank equal to $119,782 and $113,145, respectively.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serves the Portfolios as Administrator and Distributor. BISYS Fund Services, Inc. serves the Portfolios as Fund Accountant and Transfer Agent. BISYS and BISYS Fund Services, Inc. are both wholly owned subsidiaries of The BISYS Group, Inc. The Administrator is entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.185% of the average daily net assets of the Trust up to $5 billion; 0.165% of the average daily net assets of the Trust in excess of $5 billion up to $7.5 billion; and 0.135% of the average daily net assets of the Trust in excess of $7.5 billion. Fund Accounting fees are computed daily and paid monthly at the annual rate of 0.015% of the average daily net assets of the Trust and are included as part of the fees paid to the Administrator.

  Gross administration fees and fees waived for the year ended December 31, 1997 were as follows for the Portfolios indicated:

FUNDS                            GROSS FEES    FEES WAIVED
-----                            ----------    -----------
Growth and Income Fund.........  $1,169,235     $     --
Small Company Growth Fund......   1,176,682           --
International Growth Fund......     842,845           --
Index Equity Fund..............     766,851      302,110
Short Term Bond Fund...........     306,274           --
Intermediate Bond Fund.........   1,386,330           --
Income Fund....................     444,179           --
Limited Term Tax-Free Fund.....      66,670           --
Intermediate Tax-Free Fund.....     509,532           --
Tax-Free Income Fund...........     209,139           --
Michigan Municipal Bond Fund...     223,672           --
Money Market Fund..............     936,013      431,371
Michigan Municipal Money Market
  Fund.........................     349,391      170,474
Government Money Market Fund...     103,600       67,476

  Beginning June 1, 1997, Old Kent Bank provided certain administration services to the Trust pursuant to a Sub-Administration Agreement between Old Kent Bank and BISYS. BISYS agreed to pay Old Kent Bank a fee, calculated daily and paid monthly, at an annual rate of up to 0.05% of each Portfolio's average daily net assets. The fees paid to Old Kent Bank by BISYS for such administrative services come out of BISYS' administrative fee and are not an additional charge to the Portfolios.

              FUNDS                SUB-ADMINISTRATION FEES
              -----                -----------------------
Growth and Income Fund...........         $166,029
Small Company Growth Fund........          167,566
International Growth Fund........          117,605
Index Equity Fund................          156,303
Short Term Bond Fund.............           36,851
Intermediate Bond Fund...........          185,578
Income Fund......................           59,261
Limited Term Tax-Free Fund.......            8,723
Intermediate Tax-Free Fund.......           67,234
Tax-Free Income Fund.............           28,022
Michigan Municipal Bond Fund.....           28,435
Money Market Fund................          123,614
Michigan Municipal Money Market
  Fund...........................           37,248
Government Money Market Fund.....           28,520

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  Transfer agent fees for each Portfolio for the year ended December 31, 1997 are as follows:

                FUNDS                  TRANSFER AGENT FEES
                -----                  -------------------
Growth and Income Fund...............       $141,594
Small Company Growth Fund............        155,246
International Growth Fund............        137,303
Index Equity Fund....................        106,843
Short Term Bond Fund.................         45,140
Intermediate Bond Fund...............         81,993
Income Fund..........................         49,488
Limited Term Tax-Free Fund...........         37,236
Intermediate Tax-Free Fund...........         40,987
Tax-Free Income Fund.................         39,201
Michigan Municipal Bond Fund.........         37,521
Money Market Fund....................         55,039
Michigan Municipal Money Market
  Fund...............................         39,410
Government Money Market Fund.........         16,905

  Fund Accounting Fees and fees waived for each Portfolio for the year ended December 31, 1997 are as follows:

             FUNDS                GROSS FEES   FEES WAIVED
             -----                ----------   -----------
Growth and Income Fund..........   $ 97,976      $77,411
Small Company Growth Fund.......     98,587       77,831
International Growth Fund.......     70,630       56,062
Index Equity Fund...............     64,069       64,069
Short Term Bond Fund............     25,690       21,127
Intermediate Bond Fund..........    116,243       93,254
Income Fund.....................     37,246       29,904
Limited Term Tax-Free Fund......      5,591        4,511
Intermediate Tax-Free Fund......     42,733       34,406
Tax-Free Income Fund............     17,539       14,069
Michigan Municipal Bond Fund....     18,760       15,238
Money Market Fund...............     78,467       78,467
Michigan Municipal Money Market
  Fund..........................     29,316       29,316
Government Money Market Fund....      8,477        8,477

  Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Portfolios for serving as officers.

  The Trust has adopted a distribution plan (the "Plan") on behalf of the Investment Shares of the Portfolios pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payments to the Distributor of up to 0.25% of the average daily net assets of the Investment Shares of the Portfolios. Although the money market Portfolios are authorized to pay 12b-1 fees of up to 0.25% in connection with the sale of Investment Shares, none of the Portfolios currently intends to pay such fees.

  Gross distribution fees and fees waived for each Portfolio for the year ended December 31, 1997 are as follows:

FUNDS                            GROSS FEES    FEES WAIVED
-----                            ----------    -----------
Growth and Income Fund.........   $59,946        $   --
Small Company Growth Fund......    45,018            --
International Growth Fund......    23,388            --
Index Equity Fund..............    45,030            --
Short Term Bond Fund...........     9,174         3,693
Intermediate Bond Fund.........    17,259            --
Income Fund....................     8,849            --
Limited Term Tax-Free Fund.....       773           310
Intermediate Tax-Free Fund.....     8,298            --
Tax-Free Income Fund...........     2,621            --
Michigan Municipal Bond Fund...     7,499         3,008
Money Market Fund..............        --            --
Michigan Municipal Money Market
  Fund.........................        --            --
Government Money Market Fund...        --            --

  Expenses for the Trust include legal fees paid to Drinker Biddle & Reath LLP. A partner of the firm serves as Assistant Secretary of the Trust.

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Portfolios are summarized below:

                                                          GROWTH AND INCOME FUND            SMALL COMPANY GROWTH FUND
                                                       -----------------------------      ------------------------------
                                                        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                       DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,
                                                           1997             1996              1997             1996
                                                       -------------    ------------      -------------    -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued......................................  $ 249,081,909    $150,224,731      $ 208,702,084    $ 132,474,283
  Reinvestment of distributions......................     30,110,268     25,727,424          26,503,462       14,200,151
  Shares redeemed....................................   (147,058,160)   (97,365,654)       (161,953,808)    (115,454,666)
                                                       -------------    ------------      -------------    -------------
    Net increase (decrease) from Institutional shares
      transactions...................................  $ 132,134,017    $78,586,501       $  73,251,738    $  31,219,768
                                                       -------------    ------------      -------------    -------------
INVESTMENT:
  Shares issued......................................  $  20,005,334    $ 3,623,107       $   7,480,927    $   2,999,500
  Reinvestment of distributions......................      2,967,456      1,684,171           1,566,793          691,055
  Shares redeemed....................................     (4,320,697)    (1,920,037)         (3,330,447)      (1,767,536)
                                                       -------------    ------------      -------------    -------------
    Net increase (decrease) from Investment shares
      transactions...................................  $  18,652,093    $ 3,387,241       $   5,717,273    $   1,923,019
                                                       -------------    ------------      -------------    -------------
    Total net increase (decrease) from shares
      transactions...................................  $ 150,786,110    $81,973,742       $  78,969,011    $  33,142,787
                                                       =============    ============      =============    =============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued......................................     16,279,124     10,889,808          11,956,401        8,964,612
  Reinvestment of distributions......................      1,971,493      1,890,610           1,547,774          937,802
  Shares redeemed....................................     (9,401,038)    (7,034,231)         (9,131,520)      (7,693,348)
                                                       -------------    ------------      -------------    -------------
    Net increase (decrease) from Institutional shares
      transactions...................................      8,849,579      5,746,187           4,372,655        2,209,066
                                                       -------------    ------------      -------------    -------------
INVESTMENT:
  Shares issued......................................      1,283,992        265,482             419,135          203,920
  Reinvestment of distributions......................        195,172        124,536              91,169           45,725
  Shares redeemed....................................       (280,261)      (139,590)           (191,859)        (118,619)
                                                       -------------    ------------      -------------    -------------
    Net increase (decrease) from Investment shares
      transactions...................................      1,198,903        250,428             318,445          131,026
                                                       -------------    ------------      -------------    -------------
    Total net increase (decrease) from shares
      transactions...................................     10,048,482      5,996,615           4,691,100        2,340,092
                                                       =============    ============      =============    =============

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                          INTERNATIONAL GROWTH FUND             INDEX EQUITY FUND
                                                         ----------------------------      ----------------------------
                                                          YEAR ENDED      YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                         DECEMBER 31,    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                             1997            1996              1997            1996
                                                         ------------    ------------      ------------    ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued........................................  $189,937,844    $137,648,487      $323,258,744    $ 69,650,513
  Reinvestment of distributions........................    3,418,753       3,147,652         6,357,380        5,950,954
  Shares redeemed......................................  (92,021,615)    (50,898,479)      (77,077,375)     (50,001,044)
                                                         ------------    ------------      ------------    ------------
    Net increase (decrease) from Institutional shares
      transactions.....................................  $101,334,982    $89,897,660       $252,538,749    $ 25,600,423
                                                         ------------    ------------      ------------    ------------
INVESTMENT:
  Shares issued........................................  $ 3,462,874     $ 1,976,895       $15,939,700     $  2,739,605
  Reinvestment of distributions........................      146,470         128,041           315,816          329,198
  Shares redeemed......................................   (2,625,594)     (1,176,997)       (2,603,171)      (1,112,357)
                                                         ------------    ------------      ------------    ------------
    Net increase (decrease) from Investment shares
      transactions.....................................  $   983,750     $   927,939       $13,652,345     $  1,956,446
                                                         ------------    ------------      ------------    ------------
    Total net increase (decrease) from shares
      transactions.....................................  $102,318,732    $90,825,599       $266,191,094    $ 27,556,869
                                                         ============    ============      ============    ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued........................................   12,562,555       9,359,272        18,391,993        5,172,550
  Reinvestment of distributions........................      230,973         215,585           353,825          434,418
  Shares redeemed......................................   (5,990,183)     (3,491,780)       (4,462,155)      (3,699,843)
                                                         ------------    ------------      ------------    ------------
    Net increase (decrease) from Institutional shares
      transactions.....................................    6,803,345       6,083,077        14,283,663        1,907,125
                                                         ------------    ------------      ------------    ------------
INVESTMENT:
  Shares issued........................................      227,807         137,013           915,280          205,672
  Reinvestment of distributions........................        9,962           8,820            17,611           24,012
  Shares redeemed......................................     (175,388)        (81,019)         (149,114)         (81,276)
                                                         ------------    ------------      ------------    ------------
    Net increase (decrease) from Investment shares
      transactions.....................................       62,381          64,814           783,777          148,408
                                                         ------------    ------------      ------------    ------------
    Total net increase (decrease) from shares
      transactions.....................................    6,865,726       6,147,891        15,067,440        2,055,533
                                                         ============    ============      ============    ============

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                SHORT TERM                    INTERMEDIATE
                                                BOND FUND                       BOND FUND                     INCOME FUND
                                       ----------------------------   -----------------------------   ---------------------------
                                        YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                           1997           1996            1997            1996            1997           1996
                                       ------------   -------------   -------------   -------------   ------------   ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued......................  $48,001,662    $  71,054,235   $ 199,760,848   $ 198,301,060   $64,474,285    $154,129,760
  Reinvestment of distributions......    6,604,162       11,089,747      24,873,643      28,757,725     4,044,114       2,631,559
  Shares redeemed....................  (150,317,030)   (151,375,676)   (243,018,554)   (281,359,682)  (82,779,834)    (35,226,634)
                                       ------------   -------------   -------------   -------------   ------------   ------------
    Net increase (decrease) from
      Institutional shares
      transactions...................  $(95,711,206)  $ (69,231,694)  $ (18,384,063)  $ (54,300,897)  $(14,261,435)  $121,534,685
                                       ------------   -------------   -------------   -------------   ------------   ------------
INVESTMENT:
  Shares issued......................  $ 7,847,049    $     346,979   $   1,779,289   $   1,793,614   $ 3,443,682    $  1,318,844
  Reinvestment of distributions......      224,600           85,049         330,824         371,260       295,679         147,412
  Shares redeemed....................   (2,314,253)        (365,200)     (2,560,072)     (1,445,746)     (908,477)       (581,526)
                                       ------------   -------------   -------------   -------------   ------------   ------------
    Net increase (decrease) from
      Investment shares
      transactions...................  $ 5,757,396    $      66,828   $    (449,959)  $     719,128   $ 2,830,884    $    884,730
                                       ------------   -------------   -------------   -------------   ------------   ------------
    Total net increase (decrease)
      from shares transactions.......  $(89,953,810)  $ (69,164,866)  $ (18,834,022)  $ (53,581,769)  $(11,430,551)  $122,419,415
                                       ============   =============   =============   =============   ============   ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued......................    4,932,559        7,222,192      20,424,141      20,156,864     6,376,298      15,175,279
  Reinvestment of distributions......      681,245        1,133,650       2,553,873       2,949,495       400,874         259,124
  Shares redeemed....................  (15,426,349)     (15,396,719)    (24,790,453)    (28,751,972)   (8,087,197)     (3,437,207)
                                       ------------   -------------   -------------   -------------   ------------   ------------
    Net increase (decrease) from
      Institutional shares
      transactions...................   (9,812,545)      (7,040,877)     (1,812,439)     (5,645,613)   (1,310,025)     11,997,196
                                       ------------   -------------   -------------   -------------   ------------   ------------
INVESTMENT:
  Shares issued......................      806,758           35,323         180,929         182,449       338,211         129,967
  Reinvestment of distributions......       23,130            8,703          33,899          38,010        29,196          14,507
  Shares redeemed....................     (237,636)         (37,044)       (261,548)       (148,005)      (89,859)        (57,824)
                                       ------------   -------------   -------------   -------------   ------------   ------------
    Net increase (decrease) from
      Investment shares
      transactions...................      592,252            6,982         (46,720)         72,454       277,548          86,650
                                       ------------   -------------   -------------   -------------   ------------   ------------
    Total net increase (decrease)
      from shares transactions.......   (9,220,293)      (7,033,895)     (1,859,159)     (5,573,159)   (1,032,477)     12,083,846
                                       ============   =============   =============   =============   ============   ============

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                     LIMITED TERM                  INTERMEDIATE
                                                                     TAX-FREE FUND                 TAX-FREE FUND
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  1997           1996           1997           1996
                                                              ------------   ------------   ------------   ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued.............................................  $ 9,059,260    $ 8,644,704    $43,176,593    $ 62,493,861
  Reinvestment of distributions.............................       13,903         16,368        124,001          42,417
  Shares redeemed...........................................  (14,638,082)   (22,256,093)   (60,115,232)    (57,683,879)
                                                              ------------   ------------   ------------   ------------
    Net increase (decrease) from Institutional shares
      transactions..........................................  $(5,564,919)   $(13,595,021)  $(16,814,638)  $  4,852,399
                                                              ------------   ------------   ------------   ------------
INVESTMENT:
  Shares issued.............................................  $   677,012    $    51,698    $ 1,089,316    $    921,734
  Reinvestment of distributions.............................       13,461          2,603         83,640          77,714
  Shares redeemed...........................................     (324,005)        (2,105)    (1,083,713)     (1,389,670)
                                                              ------------   ------------   ------------   ------------
    Net increase (decrease) from Investment shares
      transactions..........................................  $   366,468    $    52,196    $    89,243    $   (390,222)
                                                              ------------   ------------   ------------   ------------
    Total net increase (decrease) from shares
      transactions..........................................  $(5,198,451)   $(13,542,825)  $(16,725,395)  $  4,462,177
                                                              ============   ============   ============   ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued.............................................      888,774        849,971      4,110,419       5,988,213
  Reinvestment of distributions.............................        1,369          1,612         11,820           4,102
  Shares redeemed...........................................   (1,435,754)    (2,187,798)    (5,717,526)     (5,565,749)
                                                              ------------   ------------   ------------   ------------
    Net increase (decrease) from Institutional shares
      transactions..........................................     (545,611)    (1,336,215)    (1,595,287)        426,566
                                                              ------------   ------------   ------------   ------------
INVESTMENT:
  Shares issued.............................................       66,418          5,061        103,878          89,120
  Reinvestment of distributions.............................        1,317            256          7,978           7,510
  Shares redeemed...........................................      (31,731)          (205)      (104,039)       (135,420)
                                                              ------------   ------------   ------------   ------------
    Net increase (decrease) from Investment shares
      transactions..........................................       36,004          5,112          7,817         (38,790)
                                                              ------------   ------------   ------------   ------------
    Total net increase (decrease) from shares
      transactions..........................................     (509,607)    (1,331,103)    (1,587,470)        387,776
                                                              ============   ============   ============   ============

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                    TAX-FREE                   MICHIGAN MUNICIPAL
                                                                   INCOME FUND                      BOND FUND
                                                           ---------------------------   -------------------------------
                                                            YEAR ENDED     YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               1997           1996             1997             1996
                                                           ------------   ------------   ----------------   ------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..........................................  $31,815,166    $34,651,840      $ 32,654,052     $ 27,099,860
  Reinvestment of distributions..........................       76,956         28,992            70,141           44,917
  Shares redeemed........................................  (29,459,976)   (44,605,879)      (75,229,474)     (59,293,642)
                                                           ------------   ------------     ------------     ------------
    Net increase (decrease) from Institutional shares
      transactions.......................................  $ 2,432,146    $(9,925,047)     $(42,505,281)    $(32,148,865)
                                                           ------------   ------------     ------------     ------------
INVESTMENT:
  Shares issued..........................................  $ 1,224,420    $   530,708      $  2,865,534     $  1,008,626
  Reinvestment of distributions..........................       39,697         39,399            61,445           29,665
  Shares redeemed........................................     (526,698)      (150,441)         (976,041)        (509,760)
                                                           ------------   ------------     ------------     ------------
    Net increase (decrease) from Investment shares
      transactions.......................................  $   737,419    $   419,666      $  1,950,938     $    528,531
                                                           ------------   ------------     ------------     ------------
    Total net increase (decrease) from shares
      transactions.......................................  $ 3,169,565    $(9,505,381)     $(40,554,343)    $(31,620,334)
                                                           ============   ============     ============     ============
SHARE ACTIVITY
INSTITUTIONAL:
  Shares issued..........................................    3,066,893      3,371,900         3,222,928        2,693,878
  Reinvestment of distributions..........................        7,401          2,825             6,941            4,468
  Shares redeemed........................................   (2,828,842)    (4,276,961)       (7,426,189)      (5,886,119)
                                                           ------------   ------------     ------------     ------------
    Net increase (decrease) from Institutional shares
      transactions.......................................      245,452       (902,236)       (4,196,320)      (3,187,773)
                                                           ------------   ------------     ------------     ------------
INVESTMENT:
  Shares issued..........................................      116,872         51,428           283,459          100,489
  Reinvestment of distributions..........................        3,802          3,826             6,073            2,956
  Shares redeemed........................................      (51,267)       (14,550)          (97,266)         (50,830)
                                                           ------------   ------------     ------------     ------------
    Net increase (decrease) from Investment shares
      transactions.......................................       69,407         40,704           192,266           52,615
                                                           ------------   ------------     ------------     ------------
    Total net increase (decrease) from shares
      transactions.......................................      314,859       (861,532)       (4,004,054)      (3,135,158)
                                                           ============   ============     ============     ============

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                                                                                  GOVERNMENT
                                                                                      MICHIGAN MUNICIPAL             MONEY
                                                      MONEY MARKET FUND                MONEY MARKET FUND          MARKET FUND
                                               -------------------------------   -----------------------------   -------------
                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    1997             1996            1997            1996           1997(1)
                                               ---------------   -------------   -------------   -------------   -------------
DOLLAR AMOUNTS
INSTITUTIONAL:
  Shares issued..............................  $ 1,151,538,209   $ 844,257,954   $ 279,013,482   $ 258,305,060   $ 328,632,081
  Reinvestment of distributions..............        1,693,047         540,797         192,298              --       2,413,585
  Shares redeemed............................   (1,162,770,824)   (785,695,077)   (222,935,437)   (248,095,918)   (236,421,222)
                                               ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease) from
      Institutional shares transactions......  $    (9,539,568)  $  59,103,674   $  56,270,343   $  10,209,142   $  94,624,444
                                               ---------------   -------------   -------------   -------------   -------------
INVESTMENT:
  Shares issued..............................  $     1,909,306   $   1,173,842   $     191,150   $     136,170   $       4,460
  Reinvestment of distributions..............           38,914          46,359          13,697          28,579              63
  Shares redeemed............................       (1,572,981)     (1,643,459)       (697,468)       (986,230)         (2,510)
                                               ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease) from Investment
      shares transactions....................  $       375,239   $    (423,258)  $    (492,621)  $    (821,481)  $       2,013
                                               ---------------   -------------   -------------   -------------   -------------
    Total net increase (decrease) from shares
      transactions...........................  $    (9,164,329)  $  58,680,416   $  55,777,722   $   9,387,661   $  94,626,457
                                               ===============   =============   =============   =============   =============
SHARE AMOUNTS
INSTITUTIONAL:
  Shares issued..............................    1,151,538,209     844,257,954     279,013,482     258,305,060     328,632,081
  Reinvestment of distributions..............        1,693,047         540,797         192,298              --       2,413,585
  Shares redeemed............................   (1,162,770,823)   (785,695,077)   (222,935,438)   (248,095,918)   (236,421,222)
                                               ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease) from
      Institutional shares transactions......       (9,539,567)     59,103,674      56,270,342      10,209,142      94,624,444
                                               ---------------   -------------   -------------   -------------   -------------
INVESTMENT:
  Shares issued..............................        1,909,306       1,173,842         191,151         136,170           4,460
  Reinvestment of distributions..............           38,916          46,359          13,697          28,579              63
  Shares redeemed............................       (1,572,981)     (1,643,459)       (697,467)       (986,230)         (2,510)
                                               ---------------   -------------   -------------   -------------   -------------
    Net increase (decrease) from Investment
      shares transactions....................          375,241        (423,258)       (492,619)       (821,481)          2,013
                                               ---------------   -------------   -------------   -------------   -------------
    Total net increase (decrease) from shares
      transactions...........................       (9,164,326)     58,680,416      55,777,723       9,387,661      94,626,457
                                               ===============   =============   =============   =============   =============

---------------

(1) From the period June 2, 1997 (commencement of operations) through December 31, 1997.

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.  PURCHASES AND SALES OF SECURITIES

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 1997 were as follows:

FUND                           PURCHASES         SALES
----                          ------------    ------------
Growth and Income Fund......  $632,120,553    $555,377,838
Small Company Growth Fund...   216,037,006     205,751,523
International Growth Fund...    96,638,427      15,470,957
Index Equity Fund...........   269,077,302       4,027,004
Short Term Bond Fund........   138,965,062     231,314,649
Intermediate Bond Fund......   832,771,422     860,725,166
Income Fund.................   198,416,661     222,640,748
Limited Term Tax-Free
  Fund......................    10,477,564      15,166,490
Intermediate Tax-Free
  Fund......................    62,249,579      74,531,186
Tax-Free Income Fund........    24,828,380      17,964,881
Michigan Municipal Bond
  Fund......................    15,860,879      55,589,588

6.  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  The Growth and Income Fund and the International Growth Fund can purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers.

  The risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

7.  CONCENTRATION OF CREDIT RISK

  The Michigan Municipal Money Market Fund and Michigan Municipal Bond Fund invest primarily in debt obligations issued by the State of Michigan and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Portfolios are more susceptible to economic and political factors adversely affecting issuers of Michigan specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

  The Limited Term Tax-Free Fund, Intermediate Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund, and Michigan Municipal Money Market Fund had the following concentrations by industry sector at December 31, 1997 (as a percentage of total investments):

                     The Kent
                     Funds          NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                           MICHIGAN       MICHIGAN
                                             LIMITED TERM    INTERMEDIATE     TAX-FREE     MUNICIPAL   MUNICIPAL MONEY
                                             TAX-FREE FUND   TAX-FREE FUND   INCOME FUND   BOND FUND     MARKET FUND
                                             -------------   -------------   -----------   ---------   ---------------
Airport....................................       4.27%           1.76%          2.95%        0.92%          0.43%
Chemical...................................         --              --             --           --          10.17%
Development................................      18.15%          10.88%         28.56%        8.44%          5.54%
Education..................................      17.50%           4.48%          5.28%        4.43%            --
Environmental..............................         --              --             --           --           5.10%
General Obligation.........................      25.49%          30.33%         21.69%       15.04%         19.79%
Manufacturing..............................         --              --             --           --          21.13%
Materials..................................         --              --             --           --          13.01%
Medical....................................       7.39%           1.70%          6.92%       15.74%          3.12%
Multifamily Housing........................       2.89%             --             --         2.41%          4.71%
Mutual Funds...............................       0.23%           0.41%          0.83%        0.13%          0.24%
Sewer......................................       2.81%           3.43%          3.08%        5.53%          3.70%
Power......................................         --            8.06%          8.38%        5.34%          0.29%
Printing...................................         --              --             --           --           3.98%
Resource Recovery..........................         --              --             --         1.12%            --
Retail.....................................         --              --             --           --           1.13%
School District............................      10.94%          13.65%          6.52%       34.52%          1.65%
Technology.................................         --              --             --           --           4.31%
Transportation.............................       2.99%          11.14%          6.74%        5.47%            --
Utilities..................................         --            3.52%          1.90%        0.91%            --
Water......................................       7.34%          10.64%          7.15%          --           1.70%
                                                 -----           -----          -----        -----          -----
                                                   100%            100%           100%         100%           100%
                                                 =====           =====          =====        =====          =====

                     The Kent       GROWTH AND INCOME FUND
                     Funds          FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  13.90    $  13.25    $  10.50    $  10.91    $  10.31
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................        0.25        0.30        0.33        0.31        0.27
  Net realized and unrealized gains (losses) on
    investments and futures contracts...................        3.04        2.16        3.28       (0.26)       0.95
                                                            --------    --------    --------    --------    --------
Total Income from Investment Operations.................        3.29        2.46        3.61        0.05        1.22
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.25)      (0.30)      (0.33)      (0.31)      (0.27)
  In excess of net investment income....................          --          --          --          **       (0.01)
  Net realized gains on investments and futures
    contracts...........................................       (1.39)      (1.51)      (0.53)      (0.15)      (0.34)
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (1.64)      (1.81)      (0.86)      (0.46)      (0.62)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        1.65        0.65        2.75       (0.41)       0.60
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  15.55    $  13.90    $  13.25    $  10.50    $  10.91
                                                            ========    ========    ========    ========    ========
Total return............................................       24.14%      19.47%      34.91%       0.51%      11.98%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $697,973    $500,857    $401,371    $308,825    $180,864
  Ratio of expenses to average net assets...............        0.92%       0.95%       0.94%       0.98%       1.03%
  Ratio of net investment income to average net
    assets..............................................        1.61%       2.18%       2.73%       3.04%       2.61%
  Ratio of expenses to average net assets*..............        0.93%       0.95%        ***         ***         ***
  Ratio of net investment income to average net
    assets*.............................................        1.60%       2.18%        ***         ***         ***
  Portfolio turnover rate(1)............................          88%         39%         58%         28%         54%
  Average commission rate paid(2).......................    $ 0.0571    $ 0.0539          --          --          --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 **  Amount is less than $0.005.

***  During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (2) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                       The Kent    GROWTH AND INCOME FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  13.81    $  13.19    $  10.46    $  10.87    $  10.29
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................        0.21        0.26        0.30        0.32        0.27
  Net realized and unrealized gains (losses) on
    investments and futures contracts...................        3.02        2.15        3.26       (0.27)       0.93
                                                            --------    --------    --------    --------    --------
Total Income from Investment Operations.................        3.23        2.41        3.56        0.05        1.20
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.21)      (0.26)      (0.30)      (0.31)      (0.23)
  In excess of net investment income....................          --       (0.02)         --          **       (0.05)
  Net realized gains on investments and futures
    contracts...........................................       (1.39)      (1.51)      (0.53)      (0.15)      (0.20)
  In excess of net realized gains.......................          --          --          --          --       (0.14)
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (1.60)      (1.79)      (0.83)      (0.46)      (0.62)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        1.63        0.62        2.73       (0.41)       0.58
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  15.44    $  13.81    $  13.19    $  10.46    $  10.87
                                                            ========    ========    ========    ========    ========
Total return(1).........................................       23.89%      19.14%      34.61%       0.50%      11.81%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $ 35,343    $ 15,063    $ 11,079    $  8,005    $  4,607
  Ratio of expenses to average net assets...............        1.17%       1.09%       1.18%       0.98%       1.22%
  Ratio of net investment income to average net
    assets..............................................        1.31%       1.77%       2.48%       3.03%       2.43%
  Ratio of expenses to average net assets*..............        1.18%       1.09%        ***         ***         ***
  Ratio of net investment income to average net
    assets*.............................................        1.30%       1.77%        ***         ***         ***
  Portfolio turnover rate(2)............................          88%         39%         58%         28%         54%
  Average commission rate paid(3).......................    $ 0.0571    $ 0.0539          --          --          --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                       The Kent    SMALL COMPANY GROWTH FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  15.65    $  13.82    $  11.99    $  12.50    $  10.85
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................        0.04        0.12        0.10        0.10        0.08
  Net realized and unrealized gains (losses) on
    investments and futures contracts...................        4.19        2.55        2.64       (0.10)       1.76
                                                            --------    --------    --------    --------    --------
Total Income from Investment Operations.................        4.23        2.67        2.74          --        1.84
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.04)      (0.12)      (0.10)      (0.09)      (0.08)
  In excess of net investment income....................       (0.02)         --          --       (0.01)      (0.01)
  Net realized gains on investments and futures
    contracts...........................................       (1.43)      (0.72)      (0.81)      (0.41)      (0.10)
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (1.49)      (0.84)      (0.91)      (0.51)      (0.19)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        2.74        1.83        1.83       (0.51)       1.65
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  18.39    $  15.65    $  13.82    $  11.99    $  12.50
                                                            ========    ========    ========    ========    ========
Total return............................................       27.94%      19.56%      23.75%      (0.06%)     17.04%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $719,998    $544,081    $450,072    $304,179    $252,401
  Ratio of expenses to average net assets...............        0.93%       0.96%       0.97%       0.98%       1.06%
  Ratio of net investment income to average net
    assets..............................................        0.24%       0.78%       0.83%       0.79%       0.74%
  Ratio of expenses to average net assets*..............        0.94%       0.96%        ***         ***         ***
  Ratio of net investment income to average net
    assets*.............................................        0.23%       0.78%        ***         ***         ***
  Portfolio turnover rate(1)............................          32%         16%         30%         20%         14%
  Average commission rate paid(2).......................    $ 0.0447    $ 0.0481          --          --          --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (2) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                       The Kent    SMALL COMPANY GROWTH FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------
                                                                 1997       1996       1995       1994      1993
                                                                -------    -------    -------    ------    ------
Net asset value, beginning of period........................    $ 15.61    $ 13.81    $ 11.98    $12.49    $10.86
                                                                -------    -------    -------    ------    ------
Income (Loss) from Investment Operations:
  Net investment income.....................................         --       0.07       0.07      0.10      0.08
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................       4.19       2.54       2.64     (0.11)     1.74
                                                                -------    -------    -------    ------    ------
Total Income (Loss) from Investment Operations..............       4.19       2.61       2.71     (0.01)     1.82
                                                                -------    -------    -------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................         --      (0.08)     (0.07)    (0.08)    (0.06)
  In excess of net investment income........................      (0.04)     (0.01)        --     (0.01)    (0.03)
  Net realized gains on investments and futures contracts...      (1.43)     (0.72)     (0.81)    (0.41)    (0.10)
                                                                -------    -------    -------    ------    ------
    Total Dividends and Distributions.......................      (1.47)     (0.81)     (0.88)    (0.50)    (0.19)
                                                                -------    -------    -------    ------    ------
Net change in net asset value...............................       2.72       1.80       1.83     (0.51)     1.63
                                                                -------    -------    -------    ------    ------
Net asset value, end of period..............................    $ 18.33    $ 15.61    $ 13.81    $11.98    $12.49
                                                                =======    =======    =======    ======    ======
Total return(1).............................................      27.71%     19.16%     23.47%    (0.08%)   16.84%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $22,784    $14,436    $10,955    $8,433    $5,345
  Ratio of expenses to average net assets...................       1.18%      1.21%      1.20%     0.98%     1.25%
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.01%)     0.53%      0.59%     0.79%     0.59%
  Ratio of expenses to average net assets*..................       1.19%      1.21%       ***       ***       ***
  Ratio of net investment income (loss) to average net
    assets*.................................................      (0.02%)     0.53%       ***       ***       ***
  Portfolio turnover rate(2)................................         32%        16%        30%       20%       14%
  Average commission rate paid(3)...........................    $0.0447    $0.0481         --        --        --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                       The Kent    INTERNATIONAL GROWTH FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $  14.75    $  14.18    $  13.06    $  12.84    $  10.01
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income..................................        0.11        0.13        0.13        0.12        0.09
  Net realized and unrealized gains (losses) on
    investments and foreign currency.....................        0.26        0.70        1.54        0.61        2.95
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations..................        0.37        0.83        1.67        0.73        3.04
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.09)      (0.10)      (0.13)      (0.07)      (0.08)
  In excess of net investment income.....................       (0.06)      (0.02)      (0.11)      (0.03)      (0.04)
  Net realized gains on investments and foreign
    currency.............................................       (0.07)      (0.13)      (0.31)      (0.41)      (0.08)
  In excess of net realized gains........................       (0.01)      (0.01)         --          --       (0.01)
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.23)      (0.26)      (0.55)      (0.51)      (0.21)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        0.14        0.57        1.12        0.22        2.83
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $  14.89    $  14.75    $  14.18    $  13.06    $  12.84
                                                             ========    ========    ========    ========    ========
Total return.............................................        2.54%       5.87%      13.00%       5.73%      30.32%
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $492,598    $387,799    $286,545    $178,186    $157,716
  Ratio of expenses to average net assets................        1.05%       1.09%       1.17%       1.22%       1.33%
  Ratio of net investment income to average net assets...        0.80%       0.97%       1.35%       0.87%       0.86%
  Ratio of expenses to average net assets*...............        1.06%       1.09%        ***         ***         ***
  Ratio of net investment income to average net
    assets*..............................................        0.79%       0.97%        ***         ***         ***
  Portfolio turnover rate(1).............................           3%         13%          6%         20%          5%
  Average commission rate paid(2)........................    $ 0.0148    $ 0.0219          --          --          --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (2) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                     The Kent    INTERNATIONAL GROWTH FUND
                     Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------
                                                                 1997       1996       1995       1994      1993
                                                                -------    -------    -------    ------    ------
Net asset value, beginning of period........................    $ 14.69    $ 14.13    $ 13.00    $12.81    $10.03
                                                                -------    -------    -------    ------    ------
Income from Investment Operations:
  Net investment income.....................................       0.08       0.12       0.14      0.14      0.13
  Net realized and unrealized gains on investments and
    foreign currency........................................       0.25       0.66       1.50      0.56      2.85
                                                                -------    -------    -------    ------    ------
Total Income from Investment Operations.....................       0.33       0.78       1.64      0.70      2.98
                                                                -------    -------    -------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................      (0.06)     (0.08)     (0.09)    (0.07)    (0.02)
  In excess of net investment income........................      (0.09)        --      (0.11)    (0.03)    (0.09)
  Net realized gains on investments and foreign currency....      (0.07)     (0.14)     (0.31)    (0.41)    (0.05)
  In excess of net realized gains...........................      (0.01)        --         --        --     (0.04)
                                                                -------    -------    -------    ------    ------
    Total Dividends and Distributions.......................      (0.23)     (0.22)     (0.51)    (0.51)    (0.20)
                                                                -------    -------    -------    ------    ------
Net change in net asset value...............................       0.10       0.56       1.13      0.19      2.78
                                                                -------    -------    -------    ------    ------
Net asset value, end of period..............................    $ 14.79    $ 14.69    $ 14.13    $13.00    $12.81
                                                                =======    =======    =======    ======    ======
Total return(1).............................................       2.25%      5.57%     12.86%     5.51%    29.67%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $ 9,780    $ 8,799    $ 7,548    $6,539    $3,202
  Ratio of expenses to average net assets...................       1.30%      1.34%      1.40%     1.25%     1.43%
  Ratio of net investment income to average net assets......       0.53%      0.74%      1.11%     0.81%     0.32%
  Ratio of expenses to average net assets*..................       1.31%      1.34%       ***       ***       ***
  Ratio of net investment income to average net assets*.....       0.52%      0.74%       ***       ***       ***
  Portfolio turnover rate(2)................................          3%        13%         6%       20%        5%
  Average commission rate paid(3)...........................    $0.0148    $0.0219         --        --        --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

*** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                        The Kent    INDEX EQUITY FUND
                        Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $  14.71    $  12.56    $  10.68    $  11.04    $  10.41
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income..................................        0.25        0.26        0.26        0.25        0.23
  Net realized and unrealized gains (losses) on
    investments and futures contracts....................        4.50        2.47        3.44       (0.15)       0.71
                                                             --------    --------    --------    --------    --------
Total Income from Investment Operations..................        4.75        2.73        3.70        0.10        0.94
                                                             --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income..................................       (0.25)      (0.26)      (0.25)      (0.26)      (0.23)
  In excess of net investment income.....................          --          --          --          --          **
  Net realized gains on investments and futures
    contracts............................................       (0.05)      (0.28)      (1.57)      (0.20)      (0.08)
  In excess of net realized gains........................       (0.02)      (0.04)         --          --          --
                                                             --------    --------    --------    --------    --------
    Total Dividends and Distributions....................       (0.32)      (0.58)      (1.82)      (0.46)      (0.31)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................        4.43        2.15        1.88       (0.36)       0.63
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $  19.14    $  14.71    $  12.56    $  10.68    $  11.04
                                                             ========    ========    ========    ========    ========
Total return.............................................       32.55%      22.18%      36.23%       0.86%       9.11%
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $590,241    $243,438    $183,877    $245,550    $233,451
  Ratio of expenses to average net assets................        0.43%       0.49%       0.56%       0.58%       0.65%
  Ratio of net investment income to average net assets...        1.44%       1.91%       2.14%       2.32%       2.18%
  Ratio of expenses to average net assets*...............        0.54%       0.59%       0.56%       0.58%       0.65%
  Ratio of net investment income to average net
    assets*..............................................        1.33%       1.81%       2.14%       2.32%       2.18%
  Portfolio turnover rate(1).............................           1%          2%          3%         50%          1%
  Average commission rate paid(2)........................    $ 0.0508    $ 0.0496          --          --          --

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

 (2) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                       The Kent    INDEX EQUITY FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                 1997       1996       1995       1994       1993
                                                                -------    -------    -------    -------    -------
Net asset value, beginning of period........................    $ 14.72    $ 12.57    $ 10.70    $ 11.07    $ 10.44
                                                                -------    -------    -------    -------    -------
Income from Investment Operations:
  Net investment income.....................................       0.20       0.22       0.23       0.26       0.22
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................       4.51       2.48       3.44      (0.17)      0.72
                                                                -------    -------    -------    -------    -------
Total Income from Investment Operations.....................       4.71       2.70       3.67       0.09       0.94
                                                                -------    -------    -------    -------    -------
Less Dividends and Distributions from:
  Net investment income.....................................      (0.20)     (0.22)     (0.23)     (0.26)     (0.20)
  In excess of net investment income........................      (0.01)     (0.01)        --         --      (0.03)
  Net realized gains on investments and futures contracts...      (0.06)     (0.32)     (1.57)     (0.20)     (0.06)
  In excess of net realized gains...........................      (0.01)        --         --         --      (0.02)
                                                                -------    -------    -------    -------    -------
    Total Dividends and Distributions.......................      (0.28)     (0.55)     (1.80)     (0.46)     (0.31)
                                                                -------    -------    -------    -------    -------
Net change in net asset value...............................       4.43       2.15       1.87      (0.37)      0.63
                                                                -------    -------    -------    -------    -------
Net asset value, end of period..............................    $ 19.15    $ 14.72    $ 12.57    $ 10.70    $ 11.07
                                                                =======    =======    =======    =======    =======
Total return (1)............................................      32.24%     21.92%     35.81%      0.75%      9.09%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $27,922    $ 9,925    $ 6,612    $ 4,736    $ 3,776
  Ratio of expenses to average net assets...................       0.68%      0.74%      0.80%      0.60%      0.86%
  Ratio of net investment income to average net assets......       1.20%      1.67%      1.86%      2.30%      2.04%
  Ratio of expenses to average net assets*..................       0.79%      0.84%      0.81%      0.60%      0.86%
  Ratio of net investment income to average net assets*.....       1.09%      1.57%      1.85%      2.30%      2.04%
  Portfolio turnover rate (2)...............................          1%         2%         3%        50%         1%
  Average commission rate paid (3)..........................    $0.0508    $0.0496         --         --         --

---------------

  (*) During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

(2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

(3) The average commission represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to 1996.

                       See Notes to Financial Statements.

                       The Kent    SHORT TERM BOND FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                1997        1996        1995        1994        1993
                                                              --------    --------    --------    --------    --------
Net asset value, beginning of period......................    $   9.75    $   9.96    $   9.52    $   9.91    $   9.99
                                                              --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income...................................        0.61        0.61        0.55        0.48        0.42
  Net realized and unrealized gains (losses) on
    investments...........................................          --       (0.21)       0.43       (0.38)      (0.09)
                                                              --------    --------    --------    --------    --------
Total Income from Investment Operations...................        0.61        0.40        0.98        0.10        0.33
                                                              --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income...................................       (0.61)      (0.61)      (0.54)      (0.49)      (0.41)
  In excess of net investment income......................          --          --          --          **          --
                                                              --------    --------    --------    --------    --------
    Total Dividends and Distributions.....................       (0.61)      (0.61)      (0.54)      (0.49)      (0.41)
                                                              --------    --------    --------    --------    --------
Net change in net asset value.............................          --       (0.21)       0.44       (0.39)      (0.08)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period............................    $   9.75    $   9.75    $   9.96    $   9.52    $   9.91
                                                              ========    ========    ========    ========    ========
Total return..............................................        6.42%       4.22%      10.53%       1.03%       3.36%
Ratios/Supplemental Data:
Net Assets, end of period (000's).........................    $139,739    $235,430    $310,680    $176,765    $255,892
  Ratio of expenses to average net assets.................        0.72%       0.70%       0.77%       0.73%       0.81%
  Ratio of net investment income to average net assets....        6.04%       6.17%       5.60%       4.75%       4.24%
  Ratio of expenses to average net assets*................        0.73%       0.70%        ***         ***         ***
  Ratio of net investment income to average net assets*...        6.03%       6.17%        ***         ***         ***
  Portfolio turnover rate (1).............................          89%         32%         75%         56%         50%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

*** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    SHORT TERM BOND FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $   9.74    $   9.95    $   9.52    $   9.91    $  10.02
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................        0.57        0.59        0.52        0.47        0.38
  Net realized and unrealized gains (losses) on
    investments ........................................        0.02       (0.20)       0.44       (0.37)      (0.08)
                                                            --------    --------    --------    --------    --------
Total Income from Investment Operations.................        0.59        0.39        0.96        0.10        0.30
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.59)      (0.54)      (0.53)      (0.48)      (0.41)
  In excess of net investment income....................          --       (0.06)         --       (0.01)         --
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (0.59)      (0.60)      (0.53)      (0.49)      (0.41)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................          --       (0.21)       0.43       (0.39)      (0.11)
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $   9.74    $   9.74    $   9.95    $   9.52    $   9.91
                                                            ========    ========    ========    ========    ========
Total return(1).........................................        6.26%       4.06%      10.30%       1.01%       3.04%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $  7,433    $  1,667    $  1,634    $  1,649    $  1,427
  Ratio of expenses to average net assets...............        0.88%       0.85%       0.91%       0.74%       1.24%
  Ratio of net investment income to average net
    assets..............................................        5.75%       6.02%       5.40%       4.79%       3.91%
  Ratio of expenses to average net assets*..............        0.99%       0.96%        ***         ***         ***
  Ratio of net investment income to average net
    assets*.............................................        5.64%       5.91%        ***         ***         ***
  Portfolio turnover rate(2)............................          89%         32%         75%         56%         50%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    INTERMEDIATE BOND FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $   9.76    $  10.12    $   9.29    $  10.18    $  10.00
                                                            --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income.................................        0.59        0.60        0.65        0.56        0.51
  Net realized and unrealized gains (losses) on
    investments ........................................        0.14       (0.32)       0.81       (0.88)       0.32
                                                            --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations..........        0.73        0.28        1.46       (0.32)       0.83
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.59)      (0.61)      (0.63)      (0.54)      (0.51)
  In excess of net investment income....................          --       (0.03)         --       (0.01)         **
  Net realized gains on investments.....................          --          --          --       (0.02)      (0.14)
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (0.59)      (0.64)      (0.63)      (0.57)      (0.65)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        0.14       (0.36)       0.83       (0.89)       0.18
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $   9.90    $   9.76    $  10.12    $   9.29    $  10.18
                                                            ========    ========    ========    ========    ========
Total return............................................        7.80%       3.01%      16.18%      (3.19%)      8.42%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $762,740    $769,395    $854,801    $977,865    $434,264
  Ratio of expenses to average net assets...............        0.75%       0.77%       0.77%       0.80%       0.85%
  Ratio of net investment income to average net
    assets..............................................        6.03%       6.18%       6.50%       6.03%       5.03%
  Ratio of expenses to average net assets*..............        0.76%       0.78%        ***         ***         ***
  Ratio of net investment income to average net
    assets*.............................................        6.02%       6.17%        ***         ***         ***
  Portfolio turnover rate(1)............................         114%        135%        166%        124%        126%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    INTERMEDIATE BOND FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $   9.78    $  10.14    $   9.32    $  10.19    $  10.03
                                                            --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income.................................        0.57        0.58        0.61        0.57        0.47
  Net realized and unrealized gains (losses) on
    investments ........................................        0.15       (0.32)       0.82       (0.87)       0.34
                                                            --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations..........        0.72        0.26        1.43       (0.30)       0.81
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.57)      (0.57)      (0.61)      (0.54)      (0.46)
  In excess of net investment income....................          --       (0.05)         --       (0.01)      (0.05)
  Net realized gains on investments.....................          --          --          --       (0.02)      (0.14)
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (0.57)      (0.62)      (0.61)      (0.57)      (0.65)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        0.15       (0.36)       0.82       (0.87)       0.16
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $   9.93    $   9.78    $  10.14    $   9.32    $  10.19
                                                            ========    ========    ========    ========    ========
Total return(1).........................................        7.62%       2.76%      15.76%      (3.01%)      8.19%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $  6,972    $  7,327    $  6,862    $  9,196    $  4,966
  Ratio of expenses to average net assets...............        1.00%       1.02%       1.01%       0.81%       1.13%
  Ratio of net investment income to average net
    assets..............................................        5.79%       5.92%       6.24%       5.94%       4.75%
  Ratio of expenses to average net assets*..............        1.01%       1.03%        ***         ***         ***
  Ratio of net investment income to average net
    assets*.............................................        5.78%       5.91%        ***         ***         ***
  Portfolio turnover rate(2)............................         114%        135%        166%        124%        126%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 *** During the period, there were no waivers and/or reimbursements.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    INCOME FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                           YEAR ENDED
                                                                          DECEMBER 31,
                                                                --------------------------------
                                                                  1997        1996      1995(1)
                                                                --------    --------    --------
Net asset value, beginning of period........................    $  10.16    $  10.84    $  10.00
                                                                --------    --------    --------
Income from Investment Operations:
  Net investment income.....................................        0.68        0.66        0.55
  Net realized and unrealized gains (losses) on
    investments.............................................        0.34       (0.56)       0.92
                                                                --------    --------    --------
Total Income from Investment Operations.....................        1.02        0.10        1.47
                                                                --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................       (0.68)      (0.65)      (0.54)
  In excess of net investment income........................          --       (0.10)         --
  Net realized gains on investments.........................       (0.20)      (0.03)      (0.09)
                                                                --------    --------    --------
    Total Dividends and Distributions.......................       (0.88)      (0.78)      (0.63)
                                                                --------    --------    --------
Net change in net asset value...............................        0.14       (0.68)       0.84
                                                                --------    --------    --------
Net asset value, end of period..............................    $  10.30    $  10.16    $  10.84
                                                                ========    ========    ========
Total return................................................       10.55%       1.19%      15.05%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $229,778    $240,060    $126,056
  Ratio of expenses to average net assets...................        0.82%       0.83%       0.91%+
  Ratio of net investment income to average net assets......        6.65%       6.57%       6.65%+
  Ratio of expenses to average net assets*..................        0.83%       0.83%         **
  Ratio of net investment income to average net assets*.....        6.64%       6.57%         **
  Portfolio turnover rate(2)................................          84%        102%         50%

---------------

  + Annualized.

 ++ Not Annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** During the period, there were no waivers and/or reimbursements.

 (1) The Institutional Class commenced operations on March 20, 1995.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    INCOME FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                                ---------------------------
                                                                 1997      1996     1995(1)
                                                                ------    ------    -------
Net asset value, beginning of period........................    $10.16    $10.82    $10.00
                                                                ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................      0.63      0.66      0.52
  Net realized and unrealized gains (losses) on
    investments.............................................      0.35     (0.56)     0.91
                                                                ------    ------    ------
Total Income from Investment Operations.....................      0.98      0.10      1.43
                                                                ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.65)    (0.64)    (0.52)
  In excess of net investment income........................        --     (0.09)       --
  Net realized gains on investments.........................     (0.20)    (0.03)    (0.09)
                                                                ------    ------    ------
    Total Dividends and Distributions.......................     (0.85)    (0.76)    (0.61)
                                                                ------    ------    ------
Net change in net asset value...............................      0.13     (0.66)     0.82
                                                                ------    ------    ------
Net asset value, end of period..............................    $10.29    $10.16    $10.82
                                                                ======    ======    ======
Total return(2).............................................     10.19%     1.16%    14.63%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $5,611    $2,722    $1,961
  Ratio of expenses to average net assets...................      1.07%     1.08%     1.14%+
  Ratio of net investment income to average net assets......      6.38%     6.31%     6.40%+
  Ratio of expenses to average net assets*..................      1.08%     1.08%       **
  Ratio of net investment income to average net assets*.....      6.37%     6.31%       **
  Portfolio turnover rate(3)................................        84%      102%       50%

---------------

  + Annualized.

 ++ Not Annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** During the period, there were no waivers and/or reimbursements.

 (1) The Investment Class date of initial public investment was March 22, 1995.

 (2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    LIMITED TERM TAX-FREE FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                        YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------
                                                                 1997       1996       1995      1994(1)
                                                                -------    -------    -------    -------
Net asset value, beginning of period........................    $ 10.16    $ 10.22    $  9.80    $ 10.00
                                                                -------    -------    -------    -------
Income (Loss) from Investment Operations:
  Net investment income.....................................       0.40       0.39       0.39       0.13
  Net realized and unrealized gains (losses) on
    investments.............................................       0.08      (0.04)      0.42      (0.21)
                                                                -------    -------    -------    -------
Total Income (Loss) from Investment Operations..............       0.48       0.35       0.81      (0.08)
                                                                -------    -------    -------    -------
Less Dividends and Distributions from:
  Net investment income.....................................      (0.40)     (0.40)     (0.39)     (0.12)
  In excess of net investment income........................         --         **         --         --
  Net realized gains on investments.........................      (0.05)     (0.01)        --         --
                                                                -------    -------    -------    -------
    Total Dividends and Distributions.......................      (0.45)     (0.41)     (0.39)     (0.12)
                                                                -------    -------    -------    -------
Net change in net asset value...............................       0.03      (0.06)      0.42      (0.20)
                                                                -------    -------    -------    -------
Net asset value, end of period..............................    $ 10.19    $ 10.16    $ 10.22    $  9.80
                                                                =======    =======    =======    =======
Total return................................................       4.78%      3.54%      8.43%     (0.77%)++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $36,023    $41,472    $55,347    $43,497
  Ratio of expenses to average net assets...................       0.76%      0.75%      0.69%      0.79%+
  Ratio of net investment income to average net assets......       3.86%      3.84%      3.87%      3.81%+
  Ratio of expenses to average net assets*..................       0.77%      0.75%      0.74%      0.96%+
  Ratio of net investment income to average net assets*.....       3.85%      3.84%      3.82%      3.64%+
  Portfolio turnover rate(2)................................         29%        32%        51%        10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Institutional Class commenced operations on September 1, 1994.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    LIMITED TERM TAX-FREE FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                       YEAR ENDED DECEMBER 31,
                                                                -------------------------------------
                                                                 1997      1996      1995     1994(1)
                                                                ------    ------    ------    -------
Net asset value, beginning of period........................    $10.20    $10.24    $ 9.81    $ 9.87
                                                                ------    ------    ------    ------
Income from Investment Operations:
  Net investment income.....................................      0.38      0.37      0.37      0.06
  Net realized and unrealized gains (losses) on
    investments.............................................      0.08     (0.02)     0.44     (0.06)
                                                                ------    ------    ------    ------
Total Income from Investment Operations.....................      0.46      0.35      0.81        --
                                                                ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.38)    (0.35)    (0.38)    (0.06)
  In excess of net investment income........................        --     (0.03)       --        --
  Net realized gains on investments.........................     (0.05)    (0.01)       --        --
                                                                ------    ------    ------    ------
    Total Dividends and Distributions.......................     (0.43)    (0.39)    (0.38)    (0.06)
                                                                ------    ------    ------    ------
Net change in net asset value...............................      0.03     (0.04)     0.43     (0.06)
                                                                ------    ------    ------    ------
Net asset value, end of period..............................    $10.23    $10.20    $10.24    $ 9.81
                                                                ======    ======    ======    ======
Total return(2).............................................      4.61%     3.51%     8.40%     0.03%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $  474    $  106    $   54    $    7
  Ratio of expenses to average net assets...................      0.93%     0.87%     0.84%     0.87%+
  Ratio of net investment income to average net assets......      3.67%     3.69%     3.69%     3.86%+
  Ratio of expenses to average net assets*..................      1.04%     0.97%     0.85%     0.98%+
  Ratio of net investment income to average net assets*.....      3.56%     3.59%     3.69%     3.75%+
  Portfolio turnover rate(3)................................        29%       32%       51%       10%

---------------

  + Annualized.

 ++ Not Annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Investment Class date of initial public investment was November 1, 1994.

 (2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    INTERMEDIATE TAX-FREE FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                               YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                 1997        1996        1995        1994        1993
                                                               --------    --------    --------    --------    --------
Net asset value, beginning of period.......................    $  10.42    $  10.52    $   9.74    $  10.45    $  10.02
                                                               --------    --------    --------    --------    --------
Income (Loss) from Investment Operations:
  Net investment income....................................        0.45        0.44        0.45        0.40        0.37
  Net realized and unrealized gains (losses) on
    investments............................................        0.26       (0.08)       0.79       (0.71)       0.47
                                                               --------    --------    --------    --------    --------
Total Income (Loss) from Investment Operations.............        0.71        0.36        1.24       (0.31)       0.84
                                                               --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income....................................       (0.45)      (0.46)      (0.45)      (0.39)      (0.36)
  In excess of net investment income.......................          --          **       (0.01)      (0.01)         --
  Net realized gains on investments........................          --          --          --          --       (0.05)
                                                               --------    --------    --------    --------    --------
    Total Dividends and Distributions......................       (0.45)      (0.46)      (0.46)      (0.40)      (0.41)
                                                               --------    --------    --------    --------    --------
Net change in net asset value..............................        0.26       (0.10)       0.78       (0.71)       0.43
                                                               --------    --------    --------    --------    --------
Net asset value, end of period.............................    $  10.68    $  10.42    $  10.52    $   9.74    $  10.45
                                                               ========    ========    ========    ========    ========
Total return...............................................        7.07%       3.41%      12.90%      (3.00%)      8.51%
Ratios/Supplemental Data:
Net Assets, end of period (000's)..........................    $275,641    $285,674    $283,733    $380,715    $135,862
  Ratio of expenses to average net assets..................        0.72%       0.73%       0.72%       0.78%       0.84%
  Ratio of net investment income to average net assets.....        4.31%       4.34%       4.39%       4.07%       3.62%
  Ratio of expenses to average net assets*.................        0.73%       0.73%       0.72%       0.78%       0.84%
  Ratio of net investment income to average net assets*....        4.30%       4.34%       4.39%       4.07%       3.62%
  Portfolio turnover rate(1)...............................          23%         35%          6%         36%         14%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    The Kent    INTERMEDIATE TAX-FREE FUND
                    Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                           YEAR ENDED DECEMBER 31,
                                                                ----------------------------------------------
                                                                 1997      1996      1995      1994      1993
                                                                ------    ------    ------    ------    ------
Net asset value, beginning of period........................    $10.42    $10.52    $ 9.74    $10.45    $10.04
                                                                ------    ------    ------    ------    ------
Income (Loss) from Investment Operations:
  Net investment income.....................................      0.43      0.42      0.42      0.40      0.36
  Net realized and unrealized gains (losses) on
    investments.............................................      0.26     (0.09)     0.79     (0.71)     0.46
                                                                ------    ------    ------    ------    ------
Total Income (Loss) from Investment Operations..............      0.69      0.33      1.21     (0.31)     0.82
                                                                ------    ------    ------    ------    ------
Less Dividends and Distributions from:
  Net investment income.....................................     (0.43)    (0.41)    (0.42)    (0.39)    (0.33)
  In excess of net investment income........................        --     (0.02)    (0.01)    (0.01)    (0.03)
  Net realized gains on investments.........................        --        --        --        --     (0.05)
                                                                ------    ------    ------    ------    ------
    Total Dividends and Distributions.......................     (0.43)    (0.43)    (0.43)    (0.40)    (0.41)
                                                                ------    ------    ------    ------    ------
Net change in net asset value...............................      0.26     (0.10)     0.78     (0.71)     0.41
                                                                ------    ------    ------    ------    ------
Net asset value, end of period..............................    $10.68    $10.42    $10.52    $ 9.74    $10.45
                                                                ======    ======    ======    ======    ======
Total return(1).............................................      6.80%     3.17%    12.66%    (3.03%)    8.29%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $3,534    $3,368    $3,807    $4,505    $3,307
  Ratio of expenses to average net assets...................      0.97%     0.98%     0.97%     0.79%     1.08%
  Ratio of net investment income to average net assets......      4.06%     4.09%     4.13%     3.99%     3.44%
  Ratio of expenses to average net assets*..................      0.98%     0.98%     0.97%     0.79%     1.08%
  Ratio of net investment income to average net assets*.....      4.05%     4.09%     4.13%     3.99%     3.44%
  Portfolio turnover rate(2)................................        23%       35%        6%       36%       14%

---------------

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                        The Kent    TAX-FREE INCOME FUND
                        Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                    Year ended December 31,
                                                                --------------------------------
                                                                  1997        1996      1995(1)
                                                                --------    --------    --------
Net asset value, beginning of period........................    $  10.27    $  10.49    $  10.00
                                                                --------    --------    --------
Income from Investment Operations:
  Net investment income.....................................        0.45        0.46        0.36
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................        0.41       (0.06)       0.49
                                                                --------    --------    --------
Total Income from Investment Operations.....................        0.86        0.40        0.85
                                                                --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................       (0.45)      (0.46)      (0.36)
  Net realized gains on investments and futures contracts...       (0.03)      (0.16)         --
                                                                --------    --------    --------
    Total Dividends and Distributions.......................       (0.48)      (0.62)      (0.36)
                                                                --------    --------    --------
Net change in net asset value...............................        0.38       (0.22)       0.49
                                                                --------    --------    --------
Net asset value, end of period..............................    $  10.65    $  10.27    $  10.49
                                                                ========    ========    ========
Total return................................................        8.59%       3.92%       8.64%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $116,652    $109,948    $121,855
  Ratio of expenses to average net assets...................        0.79%       0.82%       0.73%+
  Ratio of net investment income to average net assets......        4.32%       4.38%       4.44%+
  Ratio of expenses to average net assets*..................        0.80%       0.82%       0.91%+
  Ratio of net investment income to average net assets*.....        4.31%       4.38%       4.26%+
  Portfolio turnover rate(2)................................          16%         40%         10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Institutional Class commenced operations on March 20, 1995.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                       The Kent    TAX-FREE INCOME FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                    Year ended December 31,
                                                                --------------------------------
                                                                  1997        1996      1995(1)
                                                                --------    --------    --------
Net asset value, beginning of period........................    $  10.29    $  10.52    $  10.00
                                                                --------    --------    --------
Income from Investment Operations:
  Net investment income.....................................        0.42        0.41        0.31
  Net realized and unrealized gains (losses) on investments
    and futures contracts...................................        0.42       (0.05)       0.51
                                                                --------    --------    --------
Total Income from Investment Operations.....................        0.84        0.36        0.82
                                                                --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.....................................       (0.42)      (0.43)      (0.30)
  In excess of net investment income........................       (0.01)         --          --
  Net realized gains on investments and futures contracts...       (0.03)      (0.12)         --
  In excess of net realized gains...........................          --       (0.04)         --
                                                                --------    --------    --------
    Total Dividends and Distributions.......................       (0.46)      (0.59)      (0.30)
                                                                --------    --------    --------
Net change in net asset value...............................        0.38       (0.23)       0.52
                                                                --------    --------    --------
Net asset value, end of period..............................    $  10.67    $  10.29    $  10.52
                                                                ========    ========    ========
Total return(2).............................................        8.32%       3.53%       8.34%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $  1,712    $    936    $    529
  Ratio of expenses to average net assets...................        1.04%       1.07%       0.95%+
  Ratio of net investment income to average net assets......        4.05%       4.14%       4.25%+
  Ratio of expenses to average net assets*..................        1.05%       1.07%       1.17%+
  Ratio of net investment income to average net assets*.....        4.04%       4.14%       4.03%+
  Portfolio turnover rate (3)...............................          16%         40%         10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Investment Class date of the initial public investment was March 31, 1995.

 (2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    The Kent    MICHIGAN MUNICIPAL BOND FUND
                    Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994      1993(1)
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  10.08    $  10.12    $   9.72    $  10.06    $  10.00
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................        0.41        0.39        0.39        0.37        0.23
  Net realized and unrealized gains (losses) on
    investments.........................................        0.13       (0.04)       0.39       (0.34)       0.07
                                                            --------    --------    --------    --------    --------
Total Income from Investment Operations.................        0.54        0.35        0.78        0.03        0.30
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.41)      (0.39)      (0.37)      (0.36)      (0.22)
  In excess of net investment income....................          --          --       (0.01)      (0.01)      (0.01)
  Net realized gains on investments.....................          --          --          --          --       (0.01)
  In excess of net realized gains.......................          --          --          --          --          **
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (0.41)      (0.39)      (0.38)      (0.37)      (0.24)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        0.13       (0.04)       0.40       (0.34)       0.06
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  10.21    $  10.08    $  10.12    $   9.72    $  10.06
                                                            ========    ========    ========    ========    ========
Total return............................................        5.52%       3.51%       8.20%       0.36%       3.06%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $111,735    $152,623    $185,466    $118,485    $ 74,647
  Ratio of expenses to average net assets...............        0.69%       0.70%       0.69%       0.49%       0.24%+
  Ratio of net investment income to average net
    assets..............................................        4.04%       3.83%       3.81%       3.74%       3.34%+
  Ratio of expenses to average net assets*..............        0.70%       0.70%       0.70%       0.74%       0.68%+
  Ratio of net investment income to average net
    assets*.............................................        4.03%       3.83%       3.80%       3.50%       3.61%+
  Portfolio turnover rate(2)............................          13%         24%         42%         27%         10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Institutional Class commenced operations on May 3, 1993.

 (2) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                    The Kent    MICHIGAN MUNICIPAL BOND FUND
                    Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994      1993(1)
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  10.07    $  10.11    $   9.72    $  10.08    $  10.02
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................        0.39        0.38        0.37        0.35        0.21
  Net realized and unrealized gains (losses) on
    investments.........................................        0.14       (0.05)       0.40       (0.34)       0.07
                                                            --------    --------    --------    --------    --------
Total Income from Investment Operations.................        0.53        0.33        0.77        0.01        0.28
                                                            --------    --------    --------    --------    --------
Less Dividends and Distributions from:
  Net investment income.................................       (0.40)      (0.35)      (0.37)      (0.34)      (0.21)
  In excess of net investment income....................          --       (0.02)      (0.01)      (0.03)         **
  Net realized gains on investments.....................          --          --          --          --       (0.01)
                                                            --------    --------    --------    --------    --------
    Total Dividends and Distributions...................       (0.40)      (0.37)      (0.38)      (0.37)      (0.22)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................        0.13       (0.04)       0.39       (0.36)       0.06
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  10.20    $  10.07    $  10.11    $   9.72    $  10.08
                                                            ========    ========    ========    ========    ========
Total return(2).........................................        5.38%       3.36%       8.01%       0.16%       2.85%++
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $  4,413    $  2,422    $  1,900    $  1,980    $    283
  Ratio of expenses to average net assets...............        0.84%       0.85%       0.83%       0.49%       0.25%+
  Ratio of net investment income to average net
    assets..............................................        3.88%       3.68%       3.68%       3.80%       3.43%+
  Ratio of expenses to average net assets*..............        0.95%       0.95%       0.85%       0.84%       1.08%+
  Ratio of net investment income to average net
    assets*.............................................        3.77%       3.58%       3.67%       2.74%       2.60%+
  Portfolio turnover rate(3)............................          13%         24%         42%         27%         10%

---------------

  + Annualized.

 ++ Not annualized.

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Amount is less than $0.005.

 (1) The Investment Class date of initial public investment was May 11, 1993.

 (2) Calculation does not include sales charge. Effective May 1, 1997, the Investment Shares were not assessed a sales charge.

 (3) Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

                          The Kent    MONEY MARKET FUND
                          Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................       0.051       0.050       0.050       0.040       0.030
                                                            --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income.................................      (0.051)     (0.050)     (0.050)     (0.040)     (0.030)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................          --          --          --          --          --
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                            ========    ========    ========    ========    ========
Total return............................................        5.23%       5.06%       5.58%       3.75%       2.68%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $474,378    $483,919    $424,815    $323,539    $359,624
  Ratio of expenses to average net assets...............        0.52%       0.52%       0.55%       0.60%       0.60%
  Ratio of net investment income to average net
    assets..............................................        5.11%       4.95%       5.45%       3.65%       2.65%
  Ratio of expenses to average net assets*..............        0.62%       0.62%       0.63%       0.65%       0.68%
  Ratio of net investment income to average net
    assets*.............................................        5.01%       4.85%       5.37%       3.59%       2.57%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements.

                       The Kent    MONEY MARKET FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                              1997        1996        1995        1994        1993
                                                            --------    --------    --------    --------    --------
Net asset value, beginning of period....................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                            --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income.................................       0.051       0.050       0.050       0.040       0.030
                                                            --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income.................................      (0.051)     (0.050)     (0.050)     (0.040)     (0.030)
                                                            --------    --------    --------    --------    --------
Net change in net asset value...........................          --          --          --          --          --
                                                            --------    --------    --------    --------    --------
Net asset value, end of period..........................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                            ========    ========    ========    ========    ========
Total return............................................        5.23%       5.06%       5.56%       3.71%       2.67%
Ratios/Supplemental Data:
Net Assets, end of period (000's).......................    $  1,179    $    804    $  1,227    $    369    $    593
  Ratio of expenses to average net assets...............        0.52%       0.52%       0.55%       0.63%       0.63%
  Ratio of net investment income to average net
    assets..............................................        5.11%       4.94%       5.41%       3.58%       2.63%
  Ratio of expenses to average net assets*..............        0.62%       0.62%       0.62%       0.68%       4.49%
  Ratio of net investment income (loss) to average net
    assets*.............................................        5.01%       4.84%       5.33%       3.53%      (1.24%)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements.

                       The Kent    MICHIGAN MUNICIPAL MONEY MARKET FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                             --------------------------------------------------------
                                                               1997        1996        1995        1994        1993
                                                             --------    --------    --------    --------    --------
Net asset value, beginning of period.....................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                             --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income..................................       0.033       0.030       0.030       0.020       0.020
                                                             --------    --------    --------    --------    --------
Less Dividends from:
  Net investment income..................................      (0.033)     (0.030)     (0.030)     (0.020)     (0.020)
                                                             --------    --------    --------    --------    --------
Net change in net asset value............................          --          --          --          --          --
                                                             --------    --------    --------    --------    --------
Net asset value, end of period...........................    $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                             ========    ========    ========    ========    ========
Total return.............................................        3.31%       3.11%       3.50%       2.40%       2.00%
Ratios/Supplemental Data:
Net Assets, end of period (000's)........................    $211,682    $155,424    $145,215    $128,164    $183,366
  Ratio of expenses to average net assets................        0.52%       0.54%       0.56%       0.60%       0.60%
  Ratio of net investment income to average net assets...        3.27%       3.06%       3.45%       2.33%       1.96%
  Ratio of expenses to average net assets*...............        0.63%       0.64%       0.65%       0.70%       0.69%
  Ratio of net investment income to average net
    assets*..............................................        3.16%       2.96%       3.36%       2.23%       1.87%

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements.

                       The Kent    MICHIGAN MUNICIPAL MONEY MARKET FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                             YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                 1997       1996       1995       1994       1993
                                                                -------    -------    -------    -------    ------
Net asset value, beginning of period........................    $ 1.000    $  1.00    $ 1.000    $ 1.000    $1.000
                                                                -------    -------    -------    -------    ------
Income from Investment Operations:
  Net investment income.....................................      0.033      0.030      0.030      0.020     0.020
                                                                -------    -------    -------    -------    ------
Less Dividends from:
  Net investment income.....................................     (0.033)    (0.030)    (0.030)    (0.020)   (0.020)
                                                                -------    -------    -------    -------    ------
Net change in net asset value...............................         --         --         --         --        --
                                                                -------    -------    -------    -------    ------
Net asset value, end of period..............................    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $1.000
                                                                =======    =======    =======    =======    ======
Total return................................................       3.31%      3.11%      3.48%      2.38%     1.98%
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $   289    $   782    $ 1,603    $   379    $  149
  Ratio of expenses to average net assets...................       0.52%      0.54%      0.54%      0.63%     0.63%
  Ratio of net investment income to average net assets......       3.22%      3.06%      3.48%      2.47%     2.01%
  Ratio of expenses to average net assets*..................       0.63%      0.64%      0.62%      0.73%     3.77%
  Ratio of net investment income (loss) to average net
    assets*.................................................       3.11%      2.96%      3.39%      2.37%    (1.13%)

---------------

* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

                       See Notes to Financial Statements.

                       The Kent    GOVERNMENT MONEY MARKET FUND
                       Funds       FINANCIAL HIGHLIGHTS

INSTITUTIONAL SHARES

                                                                 PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                1997(1)
                                                              ------------
Net asset value, beginning of period........................    $ 1.000
                                                                -------
Income from Investment Operations:
  Net investment income.....................................      0.031
                                                                -------
Less Dividends from:
  Net investment income.....................................     (0.031)
                                                                -------
Net change in net asset value...............................         --
                                                                -------
Net asset value, end of period..............................    $ 1.000
                                                                =======
Total return................................................       3.10%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $94,624
  Ratio of expenses to average net assets...................       0.35%+
  Ratio of net investment income to average net assets......       5.23%+
  Ratio of expenses to average net assets*..................       0.69%+
  Ratio of net investment income to average net assets*.....       4.89%+

---------------

  + Annualized

 ++ Not Annualized

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Fund commenced operations June 2, 1997.

                       See Notes to Financial Statements.

                       The Kent    GOVERNMENT MONEY MARKET FUND
                       Funds       FINANCIAL HIGHLIGHTS

INVESTMENT SHARES

                                                                 PERIOD
                                                                 ENDED
                                                              DECEMBER 31,
                                                                1997(1)
                                                              ------------
Net asset value, beginning of period........................    $ 1.000
                                                                -------
Income from Investment Operations:
  Net investment income.....................................      0.030
                                                                -------
Less Dividends from:
  Net investment income.....................................     (0.030)
                                                                -------
Net change in net asset value...............................         --
                                                                -------
Net asset value, end of period..............................    $ 1.000
                                                                =======
Total return................................................       3.06%++
Ratios/Supplemental Data:
Net Assets, end of period (000's)...........................    $     2
  Ratio of expenses to average net assets...................       0.43%+
  Ratio of net investment income to average net assets......       5.17%+
  Ratio of expenses to average net assets*..................       0.77%+
  Ratio of net investment income to average net assets*.....       4.83%+

---------------

  + Annualized

 ++ Not Annualized

  * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 (1) The Fund commenced operations June 2, 1997.

                       See Notes to Financial Statements.

                       The Kent
                       Funds       INDEPENDENT AUDITOR'S REPORT

The Shareholders and Board of Trustees of
  The Kent Funds

  We have audited the accompanying statements of assets and liabilities of The Kent Funds--Growth and Income Fund, Small Company Growth Fund, International Growth Fund, Index Equity Fund, Short Term Bond Fund, Intermediate Bond Fund, Income Fund, Limited Term Tax-Free Fund, Tax-Free Income Fund, Michigan Municipal Bond Fund, Money Market Fund, Michigan Municipal Money Market Fund, and Government Money Market Fund including the portfolios of investments, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Kent Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Kent Funds at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Columbus, Ohio
February 20, 1998

[LOGO] THE KENT FUNDS
       P.O. BOX 182201
       COLUMBUS, OHIO 43218-2201
















































                                                                KKF-0160 (2/98)